Exhibit 10.3
Execution Version
THIRD AMENDMENT
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of this 28th day of October, 2024 (the “Effective Date”), by and among SUNNOVA TEP HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), SUNNOVA TE MANAGEMENT, LLC, a Delaware limited liability company, in its capacity as facility administrator (in such capacity, the “Facility Administrator”), the Lenders party hereto, the Funding Agents party hereto, ATLAS SECURITIZED PRODUCTS ADMINISTRATION, L.P., in its capacity as administrative agent for the Lenders and Funding Agents (in such capacity, the “Administrative Agent”), Computershare Trust Company, National Association, as paying agent (in such capacity, the “Paying Agent”), and U.S. Bank National Association, as verification agent (in such capacity, the “Verification Agent” and, together with the Borrower, the Facility Administrator, the Administrative Agent, each Lender party hereto, each Funding Agent party hereto and the Paying Agent, the “Parties”), and amends that certain Second Amended and Restated Credit Agreement, dated as of November 3, 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Facility Administrator, the Lenders from time to time party thereto, the Funding Agents from time to time party thereto, Atlas Securitized Products Holdings, L.P., in its capacity as the original administrative agent immediately prior to the Effective Date (in such capacity, the “Original Administrative Agent”), the Paying Agent and the Verification Agent. Except as otherwise defined in this Amendment, the capitalized terms used herein have the meanings set forth in the Credit Agreement.
RECITALS
WHEREAS, the Parties hereto desire to amend the Credit Agreement in accordance with Section 10.2(A) thereof as set forth in Section 1 hereof; and
WHEREAS, the Borrower, the Original Administrative Agent and the Administrative Agent and the other parties thereto entered into that certain Administrative Agent Resignation and Appointment Agreement, dated as of the date hereof and effective immediately prior to effectiveness of this Amendment in accordance with Section 2 hereof, pursuant to which the Original Administrative Agent assigned to the Administrative Agent, as successor administrative agent, and pursuant to which the Administrative Agent accepted and assumed, all of the Original Administrative Agent’s rights, title and interests as administrative agent in, to and under the Credit Agreement and the other Transaction Documents and any other documents, instruments, certificates, financing statements and agreements relating to the Credit Agreement.
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2 hereof, the Credit Agreement in effect immediately prior to the date hereof is hereby amended to delete the red, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the blue, double underlined text (indicated in the same manner as the following example: underlined text) as set forth on Exhibit A hereto.
ACTIVE 125230836118095119.17
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

2.Conditions Precedent to Amendment. The effectiveness of this Amendment shall be the date on which the following conditions precedent have been satisfied (as determined by the Administrative Agent):
(i)Amendment and other Transaction Documents. The Administrative Agent shall have received (i) a copy of this Amendment duly executed by the parties hereto, (ii) a copy of the Parent Guaranty amended and restated on the date hereof duly executed by the parties thereto and (iii) a copy of the Servicing Agreement listed on Schedule IX of the Credit Agreement duly executed by the parties thereto (the “Servicing Agreement”) and evidence of termination (the “Termination Letter”) of the Servicing Agreement listed on Schedule IX of the Credit Agreement immediately prior to giving effect to this Amendment.
(ii)Fee Letters.
(a)The Administrative Agent and the Lenders party thereto shall have received a copy of the Fourth Amended and Restated Fee Letter, dated as of the date hereof, duly executed by the Administrative Agent, AGF WHCO 1-A1 LP, as a Class A Lender, and the Borrower, in form and substance satisfactory to the Administrative Agent and AGF WHCO 1-A1 LP.

(b)The Administrative Agent and the Lenders party thereto shall have received a copy of the Amended and Restated Fee Letter, dated as of the date hereof, duly executed by Barclays Bank PLC, as a Class A Lender, and the Borrower, in form and substance satisfactory to the Administrative Agent and Barclays Bank PLC.

(c)The Administrative Agent and the Lenders party thereto shall have received a copy of the Second Amended and Restated Fee Letter, dated as of the date hereof, duly executed by the Administrative Agent, ING Capital LLC, as a Class A Lender, and the Borrower, in form and substance satisfactory to the Administrative Agent and ING Capital LLC.

(d)The Administrative Agent and the Lenders party thereto shall have received a copy of the Amended and Restated Fee Letter, dated as of the date hereof, duly executed by the Administrative Agent, MUFG Bank, Ltd., as a Class A Lender, and the Borrower, in form and substance satisfactory to the Administrative Agent and MUFG Bank, Ltd.

(e)The Administrative Agent and the Lenders party thereto shall have received a copy of the Third Amended and Restated Fee Letter, dated as of the date hereof, duly executed by the Administrative Agent, Variant Impact Fund, LibreMax E Value Master Fund, Ltd., Boston Patriot Saint James SPE LLC, LibreMax Structured Opportunities Master Fund II, LP, LibreMax Structured Income (ECI) Master Fund III, LP, LibreMax Value Master Fund, Ltd. and LibreMax Opportunistic Value Master Fund, LP, each as a Class B Lender (collectively, the “LibreMax Entities”), and the Borrower, in form and substance satisfactory to the Administrative Agent and the LibreMax Entities.

118095119.17    2
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(f)The Administrative Agent and the Lenders party thereto shall have received a copy of the Third Amended and Restated Fee Letter, dated as of the date hereof, duly executed by the Administrative Agent, First-Citizens Bank & Trust Company, as a Class A Lender, and the Borrower, in form and substance satisfactory to the Administrative Agent and First-Citizens Bank & Trust Company.

(g)The Administrative Agent and the Lenders party thereto shall have received a copy of the Second Amended and Restated Fee Letter, dated as of the date hereof, duly executed by the Administrative Agent, East West Bank, as a Class A Lender, and the Borrower, in form and substance satisfactory to the Administrative Agent and East West Bank.

(h)The Administrative Agent and the Lenders party thereto shall have received a copy of the Amended and Restated Fee Letter, dated as of the date hereof, duly executed by the Administrative Agent, ACM AIF Evergreen P3 DAC Subco LP, Atalaya Asset Income Fund Parallel 345 LP, each as a Class B Lender (collectively, the “Atalaya Entities”), and the Borrower, in form and substance satisfactory to the Administrative Agent and Atalaya Entities.

(iii)Payment of Fees. All fees due and payable to the Administrative Agent and the Lenders on or by the Effective Date pursuant to the fee letters set forth in Section 2(ii) hereof and the Credit Agreement shall have been paid.

(iv)Representations and Warranties. All of the representations and warranties of the Borrower and the Facility Administrator contained in this Amendment shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) as of the date hereof (or such earlier date or period specifically stated in such representation or warranty).
(v)Legal Opinions. The Administrative Agent and each Lender party hereto shall have received a customary legal opinion from counsel to the Borrower and the Facility Administrator addressing authorization and enforceability of this Amendment.
(vi)Resolutions. The Administrative Agent and the Lenders shall have received resolutions of each of the Parent’s, Borrower’s, SAP’s and the Facility Administrator’s members, managers or other governing body authorizing its execution, delivery, and performance of this Amendment and other documents related to this Amendment to which it is a party.
(vii)UCC Search Results. The Administrative Agent shall have received the results of a recent search of all effective UCC financing statements (or equivalent filings) made with respect to the Assignors, Financing Fund Seller, SAP Seller, TEP Resources, the Borrower, SAP, the Managing Members and the Financing Funds in all appropriate jurisdictions together with copies of all such filings disclosed by such search.
3.Representations and Warranties. Each of the Borrower and the Facility Administrator represents and warrants as of the date of this Amendment as follows:
118095119.17    3
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(i)this Amendment has been duly and validly executed and delivered by such party and constitutes its valid and binding obligation, legally enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable insolvency laws and general principles of equity (whether considered in a proceeding at law or in equity);
(ii)the execution, delivery and performance by it of this Amendment are within its powers, and do not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under (a) any of its organizational documents, (b) any agreement or other instrument which may be binding upon it, or (c) any law, governmental regulation, court decree or order applicable to it or its properties, except, in each case, where such conflict, violation or event of default could not reasonably be expected to result in a Material Adverse Effect;
(iii)it has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted except where the failure to obtain such licenses, authorizations, consents and approvals would not result in a Material Adverse Effect; and
(iv)the representations and warranties of such party set forth in the Transaction Documents to which it is a party are true and correct in all material respects (except to the extent there are already materiality qualifiers therein, in which case such qualified representations and warranties shall be true and correct in all respects) as of the date hereof (or such earlier date or period specifically stated in such representation or warranty).
Each of the Borrower and the Facility Administrator further represents and warrants that (i) immediately prior to this Amendment, no Potential Default, Event of Default, Potential Amortization Event or Amortization Event has occurred and is continuing and (ii) no Potential Default, Event of Default, Potential Amortization Event or Amortization Event will occur as a result of the execution of this Amendment.
4.Effect of Amendment; No Novation. This Amendment shall not in any manner constitute or be construed to constitute a novation, discharge, forgiveness, extinguishment or release of any obligation under the Credit Agreement or the other Transaction Documents or to keep and perform any of the terms, conditions or agreements contained therein. Except as expressly amended and modified by this Amendment, all provisions of the Credit Agreement shall remain in full force and effect and each reference to the Credit Agreement and words of similar import in the Transaction Documents shall be a reference to the Credit Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Credit Agreement other than as set forth herein. This Amendment is a Transaction Document.
5.No Release; Ratification of Related Documents; Binding Effect. Nothing contained herein and nothing done pursuant hereto shall affect or be construed to affect or to release the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Indebtedness under the Credit Agreement and the other Transaction Documents. Except as expressly provided herein, (i) nothing herein shall limit in any way the rights and remedies of the Secured Parties under the Credit Agreement and the other Transaction Documents, and (ii) the terms and conditions of the Credit Agreement and the other Transaction Documents remain in full force and effect and are hereby ratified and affirmed. The Borrower hereby ratifies and affirms all of its promises, covenants and
118095119.17    4
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

obligations to promptly and properly pay any and all sums due under the Credit Agreement (as amended by this Amendment) and the other Transaction Documents and to promptly and properly perform and comply with any and all of its obligations, duties and agreements pursuant thereto, as modified hereby or in connection herewith. This Amendment shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.
6.Entire Agreement; Effectiveness. This Amendment constitutes the entire agreement among the Parties with respect to the matters dealt with herein. All previous documents, undertakings and agreements, whether verbal, written or otherwise, among the Parties with respect to the subject matter of this Amendment, are hereby cancelled and superseded and shall not affect or modify any of the terms or obligations set forth in this Amendment.
7.Severability. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.
8.Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
9.Incorporation By Reference. Sections 10.10 (Jurisdiction), 10.11 (Waiver of Jury Trial), 10.20 (Non-Petition) and 10.21 (No Recourse) of the Credit Agreement hereby are incorporated by reference as if fully set forth in this Amendment mutatis mutandis.
10.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Delivery of an executed counterpart of a signature page to this Amendment by email in portable document format (pdf) or by other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. The words “execution,” “execute,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
11.Consent and Direction.
118095119.17    5
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(i)Each of the Lenders and Funding Agents party hereto hereby consents to this Amendment and authorizes and directs each of the Administrative Agent, the Paying Agent and the Verification Agent to execute and deliver this Amendment.
(ii)The Administrative Agent and each of the Lenders party hereto hereby consents to the execution and delivery by SAP of the Servicing Agreement and the Termination Letter.
12.No Amendment Fee. Notwithstanding anything to the contrary herein or in Section 2.5(F) of the Credit Agreement, each of the Administrative Agent, the Borrower, the Facility Administrator, the Lenders and the Funding Agents acknowledge, agree and consent that the amendment fee under Section 2.5(F) of the Credit Agreement shall not be due and payable to the Administrative Agent in connection with this Amendment.
13.Acknowledgment. By executing this Amendment, each of the Paying Agent and Verification Agent hereby (i) acknowledges that the Borrower, certain Lenders, the Facility Administrator, the Original Administrative Agent, and the Administrative Agent are party to that certain Administrative Agent Resignation and Appointment Agreement, dated as of the date hereof, whereby the Original Administrative Agent resigned as administrative agent under the Credit Agreement and the Administrative Agent was appointed as successor administrative agent, (ii) agrees that the Original Administrative Agent’s obligation to provide notice of its resignation as administrative agent pursuant to Section 7.9(A) of the Credit Agreement is hereby satisfied and waives any notice requirements contained in the other Transaction Documents related to such appointment and (iii) acknowledges and agrees that, as of the date hereof, the liens on collateral created by the Credit Agreement and other Transaction Documents in favor of the Original Administrative Agent will be held by the Administrative Agent in its capacity as successor administrative agent and, for such purpose, the Verification Agent will (x) with respect to such collateral, be acting for the benefit of and subject to the direction of the Administrative Agent, in accordance with and pursuant to the relevant provisions of the Credit Agreement and the other Transaction Documents which shall remain unchanged (other than for the Administrative Agent now acting as administative agent), and (y) reflect in its records (including, for the avoidance of doubt, with respect to electronic chattel paper held by the Verification Agent pursuant to the Credit Agreement and the other Transaction Documents) that such collateral is being held on behalf of and for the benefit of the Administrative Agent as the successor administrative agent.

[Signature pages to follow]
118095119.17    6
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

In Witness Whereof, the Parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
    Sunnova TEP Holdings, LLC, as Borrower

    By: /s/ Eric Williams
    Name: Eric Williams
    Title: Executive Vice President, Chief Financial Officer

    Sunnova TE Management, LLC, as Facility Administrator

    By: /s/ Eric Williams
    Name: Eric Williams
    Title: Executive Vice President, Chief Financial Officer

    [Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement (Backleverage)]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Atlas Securitized Products Administration, L.P., as Administrative Agent and a Funding Agent

By:    Atlas Securitized Products Administration BKR GP, LLC
    By: /s/ Patrick Duggan
     Name: Patrick Duggan
     Title: Director
     AGF WHCO 1-A1 LP, as a Class A Lender
    By: AASP Management, LP, its investment manager
    By: AASP Management GP, LLC, its general partner
    By: Apollo Capital Management, L.P., its sole member
    By: Apollo Capital Management GP, LLC, its general partner

    By: /s/ William B. Kuesel
     Name: William B. Kuesel
     Title: Vice President and
         AGM General Counsel, Americas

    [Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement (Backleverage)]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    First Citizens Bank & Trust Company, as a Funding Agent and as a Class A Lender
    By: /s/ Jimmy Martone
Name: Jimmy Martone
Title: Vice President

    [Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement (Backleverage)]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    East West Bank, as a Funding Agent and as a Class A Lender
    By: /s/ Keith Kishiyama
Name: Keith Kishiyama
Title: Senior Vice President

    [Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement (Backleverage)]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    ING Capital LLC, as a Funding Agent and as a Class A Lender
    By: /s/ Scott Hancock
    Name: Scott Hancock
    Title: Managing Director

    By: /s/ Stefano Palombo
    Name: Stefano Palombo
    Title: Director

    [Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement (Backleverage)]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Barclays Bank PLC, as a Funding Agent and as a Class A Lender

By: /s/ Elena Ghilardi
    Name: Elena Ghilardi
    Title: Director

    [Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement (Backleverage)]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

MUFG Bank. LTD., as a Funding Agent and as a Class A Lender
By: /s/ Yezdan Badrakhan
    Name: Yezdan Badrakhan
    Title: Managing Director

    [Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement (Backleverage)]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Victory Receivables Corporation,
as a Conduit Lender

By: /s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President

    [Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement (Backleverage)]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Salisbury Receivables Company LLC, as a Conduit Lender

By: /s/ Elena Ghilardi
Name: Elena Ghilardi
Title: Director
    [Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement (Backleverage)]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    Sheffield Receivables Company LLC, as a Conduit Lender

By: /s/ Elena Ghilardi
Name: Elena Ghilardi
Title: Director

    [Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement (Backleverage)]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    LIBREMAX E VALUE MASTER FUND, LTD., as a Funding Agent and as a Class B Lender
    By: LibreMax Capital, LLC, its investment manager

By: /s/ Frank Bruttomesso
Name: Frank Bruttomesso
Title: General Counsel

    BOSTON PATRIOT SAINT JAMES SPE LLC, as a Funding Agent and as a Class B Lender
    By: LibreMax Capital, LLC, its investment manager

By: /s/ Frank Bruttomesso
Name: Frank Bruttomesso
Title: General Counsel

    LIBREMAX STRUCTURED OPPORTUNITIES MASTER FUND II, LP, as a Funding Agent and as a Class B Lender
    By: LibreMax Capital, LLC, its investment manager

By: /s/ Frank Bruttomesso
Name: Frank Bruttomesso
Title: General Counsel

    [Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement (Backleverage)]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    LIBREMAX STRUCTURED INCOME (ECI) MASTER FUND III, LP, as a Funding Agent and as a Class B Lender
    By: LibreMax Capital, LLC, its investment manager

By: /s/ Frank Bruttomesso
Name: Frank Bruttomesso
Title: General Counsel

    LIBREMAX VALUE MASTER FUND, LTD., as a Funding Agent and as a Class B Lender
    By: LibreMax Capital, LLC, its investment manager

By: /s/ Frank Bruttomesso
Name: Frank Bruttomesso
Title: General Counsel
    LIBREMAX OPPORTUNISTIC VALUE MASTER FUND, LP, as a Funding Agent and as a Class B Lender
    By: LibreMax Capital, LLC, its investment manager

By: /s/ Frank Bruttomesso
Name: Frank Bruttomesso
Title: General Counsel
    [Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement (Backleverage)]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    VARIANT IMPACT FUND, as a Funding Agent and as a Class B Lender

By: /s/ JB Hayes
Name: JB Hayes
Title: Principal
    [Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement (Backleverage)]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ACM AIF EVERGREEN P3 DAC SUBCO LP, as a Class B Lender
By: /s/ Raymond Chan
Name: Raymond Chan
Title: Authorized Signatory

ATALAYA ASSET INCOME FUND PARALLEL 345 LP, as a Class B Lender
By: /s/ Raymond Chan
Name: Raymond Chan
Title: Authorized Signatory

MIDTOWN MADISON MANAGEMENT LLC, as a Funding Agent
By: /s/ Raymond Chan
Name: Raymond Chan
Title: Authorized Signatory

    [Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement (Backleverage)]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    Computershare Trust Company, National Association,
not in its individual capacity but solely as Paying Agent

By: /s/ Jennifer C. Westberg
Name: Jennifer C. Westberg
Title: Vice President

    [Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement (Backleverage)]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    U.S. Bank National Association,
as Verification Agent

By: /s/ Kenneth Brandt
Name: Kenneth Brandt
Title: Vice President

    [Signature Page to Amendment No. 3 to Second Amended and Restated Credit Agreement (Backleverage)]
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit A

[See attached]
118095119.17
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit A
to Third Amendment
to Second Amended and Restated Credit Agreement

Second Amended and Restated Credit Agreement

dated as of November 3, 2023,
as amended by
the First Amendment to Second Amended and Restated Credit Agreement, dated as of February 14, 2024, ~~and~~the Second Amendment to Second Amended and Restated Credit Agreement, dated as of August 20, 2024, and the Third Amendment to Second Amended and Restated Credit Agreement, dated as of October 28, 2024 among
Sunnova TEP Holdings, LLC,
as Borrower
Sunnova TE Management, LLC,
as Facility Administrator
Atlas Securitized Products ~~Holdings~~Administration, L.P.,
as Administrative Agent for the financial institutions
that may from time to time become parties hereto as Lenders
Lenders
from time to time party hereto
Funding Agents
from time to time party hereto
Computershare Trust Company, National Association,
as Paying Agent
        and
U.S. Bank National Association,
as Verification Agent

~~118556040.20~~118095118.53
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Table of Contents
Section    Heading    Page
ARTICLE I Certain Definitions    2
Section 1.1    Certain Definitions    2
Section 1.2    Computation of Time Periods    2
Section 1.3    Construction    2
Section 1.4    Accounting Terms    3
Section 1.5    Rates    3
ARTICLE II Amounts and Terms of the Advances    4
Section 2.1    Establishment of the Credit Facility    4
Section 2.2    The Advances    4
Section 2.3    Use of Proceeds    4
Section 2.4    Making the Advances    5
Section 2.5    Fees    7
Section 2.6    Reduction/Increase of the Commitments    8
Section 2.7    Repayment of the Advances    9
Section 2.8    Certain Prepayments    14
Section 2.9    Mandatory Prepayments of Advances    14
Section 2.10    [Reserved]    15
Section 2.11    Interest    15
Section 2.12    Breakage Costs; Liquidation Fees; Broken Funding Costs; Increased Costs; Capital Adequacy; Illegality; Additional Indemnifications    15
Section 2.13    Payments and Computations    19
Section 2.14    Payment on Non-Business Days    ~~19~~20
Section 2.15    Inability to Determine Rates    20
Section 2.16    Extension of the Scheduled Commitment Termination Date or Facility Maturity Date    22
Section 2.17    Taxes    ~~22~~23
Section 2.18    Request for Borrowing Exceeding Aggregate Commitment; Increase to Aggregate Commitments    27
Section 2.19    Mitigation Obligations; Replacement of Lenders    30
ARTICLE III Conditions of Lending and Closing    32
Section 3.1    Conditions Precedent to Second Amendment and Restatement    32
Section 3.2    Conditions Precedent to All Advances    ~~34~~35
Section 3.3    Conditions Precedent to Acquisition of Additional Managing Members    ~~36~~37
ARTICLE IV Representations and Warranties    37
Section 4.1    Representations and Warranties of the Borrower    37
ARTICLE V Covenants    ~~42~~43
Section 5.1    Affirmative Covenants    ~~42~~43
~~118556040.20~~118095118.53    -i-
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 5.2    Negative Covenants    ~~53~~55
Section 5.3    Covenants Regarding the Solar Asset Owner Member Interests    ~~58~~60
ARTICLE VI Events of Default    ~~60~~63
Section 6.1    Events of Default    ~~60~~63
Section 6.2    Remedies    ~~63~~66
Section 6.3    Class B Buyout Option    ~~63~~66
Section 6.4    Sale of Collateral    ~~65~~68
ARTICLE VII The Administrative Agent and Funding Agents    ~~68~~71
Section 7.1    Appointment; Nature of Relationship    ~~68~~71
Section 7.2    Powers    ~~69~~72
Section 7.3    Exculpatory Provisions    ~~70~~73
Section 7.4    No Responsibility for Certain Matters    ~~70~~74
Section 7.5    Delegation of Duties    ~~71~~74
Section 7.6    The Administrative Agent’s Reimbursement and Indemnification    ~~72~~75
Section 7.7    [Reserved]    ~~72~~75
Section 7.8    Lender Credit Decision    ~~72~~75
Section 7.9    Successor Administrative Agent    ~~73~~76
Section 7.10    Transaction Documents; Further Assurances    ~~74~~77
Section 7.11    Collateral Review    ~~75~~78
Section 7.12    Funding Agent Appointment; Nature of Relationship    ~~76~~79
Section 7.13    Funding Agent Powers    ~~76~~79
Section 7.14    Funding Agent Exculpatory Provisions    ~~77~~80
Section 7.15    No Funding Agent Responsibility for Certain Matters    ~~77~~80
Section 7.16    Funding Agent Delegation of Duties    ~~78~~81
Section 7.17    Funding Agent’s Reimbursement and Indemnification    ~~78~~81
Section 7.18    Lender Group Voting    ~~79~~82
Section 7.19    Funding Agent Lender Credit Decision    ~~79~~82
Section 7.20    Funding Agent Successor Funding Agent    ~~79~~83
Section 7.21    Funding Agent Transaction Documents; Further Assurances    ~~80~~84
Section 7.22    Lender Relationships    ~~80~~84
Section 7.23    Certain ERISA Matters    ~~81~~85
Section 7.24    Erroneous Payments    ~~83~~86
ARTICLE VIII Administration and Servicing of the Collateral    ~~85~~88
Section 8.1    Management Agreements/Servicing Agreements/Facility Administration Agreement    ~~85~~88
Section 8.2    Accounts    ~~87~~90
Section 8.3    Adjustments    ~~97~~102
ARTICLE IX The Paying Agent    ~~98~~102
Section 9.1    Appointment    ~~98~~102
Section 9.2    Representations and Warranties    ~~98~~102
Section 9.3    Limitation of Liability of the Paying Agent    ~~98~~103
~~118556040.20~~118095118.53    -ii-
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 9.4    Certain Matters Affecting the Paying Agent    ~~99~~103
Section 9.5    Indemnification    ~~104~~109
Section 9.6    Successor Paying Agent    ~~105~~109
ARTICLE X Miscellaneous    ~~105~~110
Section 10.1    Survival    ~~105~~110
Section 10.2    Amendments, Etc.    ~~106~~110
Section 10.3    Notices, Etc.    ~~107~~112
Section 10.4    No Waiver; Remedies    ~~111~~116
Section 10.5    Indemnification    ~~112~~116
Section 10.6    Costs, Expenses and Taxes    ~~113~~117
Section 10.7    Right of Set-off; Ratable Payments; Relations Among Lenders    ~~113~~118
Section 10.8    Binding Effect; Assignment    ~~115~~119
Section 10.9    Governing Law    ~~120~~125
Section 10.10    Jurisdiction    ~~120~~125
Section 10.11    Waiver of Jury Trial    ~~121~~125
Section 10.12    Section Headings    ~~121~~126
Section 10.13    Tax Characterization    ~~121~~126
Section 10.14    Execution    ~~121~~126
Section 10.15    Limitations on Liability    ~~121~~126
Section 10.16    Confidentiality    ~~122~~126
Section 10.17    Limited Recourse    ~~124~~128
Section 10.18    Customer Identification - USA Patriot Act Notice    ~~124~~129
Section 10.19    Paying Agent Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations    ~~124~~129
Section 10.20    Non-Petition    ~~124~~129
Section 10.21    No Recourse    ~~125~~129
Section 10.22    Additional Paying Agent Provisions    ~~125~~130
Section 10.23    Acknowledgement Regarding Any Supported QFCs    ~~125~~130
Section 10.24    Effect of Second Amendment and Restatement    ~~126~~130
Section 10.25    Acknowledgement and Consent to Bail-In of Affected Financial Institutions    ~~127~~132
Section 10.26    Cashless Settlement    ~~128~~132
Section 10.27    Green Loan Provisions    ~~128~~132
Section 10.28    Excess Funds    ~~129~~134

~~118556040.20~~118095118.53    -iii-
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule I    —    Eligibility Criteria
Schedule II    —    The Collection Account, the Supplemental Reserve Account, the Liquidity Reserve Account, the SAP Lockbox Account, the SAP Revenue Account, the Takeout Transaction Account, the WIP Reserve Account and the Borrower’s Account
Schedule III    —    [Reserved]
Schedule IV    —    Scheduled Hedged SREC Payments
Schedule V    —    Scheduled Host Customer Payments
Schedule VI    —    Scheduled PBI Payments
Schedule VII    —    Scheduled Managing Member Distributions
Schedule VIII    —    Tax Equity Financing Documents
Schedule IX    —    SAP Financing Documents
Schedule X    —    SAP NTP Financing Documents
Schedule XI    —    [Reserved]
Schedule XII    —    Special Financing Fund Provisions
Schedule XIII    —    Approved Tax Equity Partners
Exhibit A    —    Defined Terms
Exhibit B-1    —    Form of Borrowing Base Certificate
Exhibit B-2    —    Form of Notice of Borrowing
Exhibit C    —    [Reserved]
Exhibit D-1    —    Form of Class A Loan Note
Exhibit D-2    —    Form of Class B Loan Note
Exhibit E    —    Commitments
Exhibit F    —    Form of Assignment Agreement
Exhibit G    —    Form of Solar Service Agreement
Exhibit H    —    Form of Notice of Delayed Funding
Exhibit I    —    Delayed Funding Notice
Exhibit J    —    Form of Underwriting and Reassignment Credit Policy
Exhibit K    —    Disqualified Lenders
Exhibit L    —    Form of Allocation Reporting Letter
Exhibit M    —    Form of Impact Reporting Letter
Exhibit N    —    Acceptable Third-Party O&M and Services Providers

~~118556040.20~~118095118.53    -iv-
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Second Amended and Restated Credit Agreement
This Second Amended and Restated Credit Agreement (this “Agreement”) is entered into as of November 3, 2023, by and among Sunnova TEP Holdings, LLC, a Delaware limited liability company (the “Borrower”), Sunnova TE Management, LLC, a Delaware limited liability company, as Facility Administrator (in such capacity, the “Facility Administrator”), the financial institutions from time to time parties hereto (each such financial institution (including any Conduit Lender), a “Lender” and collectively, the “Lenders”), each Funding Agent representing a group of Lenders, Atlas Securitized Products ~~Holdings~~Administration, L.P. (“Atlas”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, Computershare Trust Company, National Association, not in its individual capacity, but solely as Paying Agent (as defined below), and U.S. Bank National Association, as Verification Agent (as defined below).
Recitals
Whereas, on September 6, 2019 (the “Original Closing Date”) certain parties hereto entered into that certain Credit Agreement (as amended by that certain First Amendment to Credit Agreement, dated as of December 2, 2019, as further amended by that certain Consent and Second Amendment to Credit Agreement dated as of December 31, 2019, as further amended by that certain Third Amendment to Credit Agreement, dated as of January 31, 2020, as further amended by that certain Fourth Amendment to Credit Agreement, dated as of February 28, 2020, as further amended by that certain Fifth Amendment to Credit Agreement, dated as of March 31, 2020, as further amended by that certain Omnibus Amendment, dated as of May 14, 2020, as further amended by that certain Seventh Amendment to Credit Agreement, dated as of June 26, 2020, as further amended by that certain Eighth Amendment to Credit Agreement dated as of October 28, 2020, as further amended by that certain Ninth Amendment to Credit Agreement dated as of November 9, 2020, and as further amended by that certain Tenth Amendment to Credit Agreement, dated as of January 29, 2021, the “Original Credit Agreement”), wherein the Lenders provided loans to Borrower in connection with its ownership interest in the Solar Asset Owner Member Interests;
Whereas, on March 29, 2021, certain parties hereto amended and restated the Original Credit Agreement with that certain Amended and Restated Credit Agreement, dated as of March 29, 2021 (as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of May 6, 2021, as further amended by that certain Second Amendment to Amended and Restated Credit Agreement, dated as of June 17, 2021, as further amended by that certain Third Amendment to Amended and Restated Credit Agreement, dated as of September 15, 2021, as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of October 18, 2021, as further amended by that certain Omnibus Amendment to Amended and Restated Credit Agreement and Facility Administration Agreement, dated as of October 29, 2021, as further amended by that certain Sixth Amendment to Amended and Restated Credit Agreement, dated as of April 12, 2022, as further amended by that certain Seventh Amendment to Amended and Restated Credit Agreement, dated as of September 6, 2022, as further amended by that certain Eighth Amendment to Amended and Restated Credit Agreement, dated as of October 7, 2022, as further amended by that certain Ninth Amendment to Amended and Restated Credit Agreement, dated as of March 29, 2023, and as further amended by that certain Tenth Amendment to Amended and Restated Credit Agreement, dated as of August 31, 2023, the “Existing Credit Agreement”), wherein the
~~118556040.20~~118095118.53
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Lenders provided loans to Borrower in connection with its ownership interest in the Solar Asset Owner Member Interests;
Whereas, effective as of the Second Amendment and Restatement Date, the parties hereto hereby acknowledge the assignment of the rights and obligations of Wells Fargo Bank, National Association, as Paying Agent under the Transaction Documents and any documents entered into or delivered pursuant thereto, to Computershare Trust Company, National Association; and
Whereas, the parties hereto desire to amend and restate, without novation, the Existing Credit Agreement upon the terms and subject to the conditions set forth herein.
Now, Therefore, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:
ARTICLE I

Certain Definitions
Section 1.1    Certain Definitions
. Capitalized terms used but not otherwise defined herein have the meanings given to them in Exhibit A attached hereto.
Section 1.2    Computation of Time Periods
. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each means “to but excluding” and the word “through” means “through and including.” Any references to completing an action on a non-Business Day (including any payments) shall be automatically extended to the next Business Day.
Section 1.3    Construction
. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (A) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth therein), (B) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (C) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (D) all references herein to Sections, Schedules and Exhibits shall be construed to refer to Sections of, and Schedules and Exhibits to, this Agreement, (E) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all real property, tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and interests in any of the
~~118556040.20~~118095118.53    -2-
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

foregoing, (F) any reference to a statute, rule or regulation is to that statute, rule or regulation as now enacted or as the same may from time to time be amended, re-enacted or expressly replaced and (G) “or” is not exclusive. References to “Managing Member” in this Agreement shall be deemed to include all entities comprising such defined term unless the context requires otherwise. References to “Manager” in this Agreement shall be deemed to include all entities comprising such defined term unless the context requires otherwise.
Section 1.4    Accounting Terms
. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the audited financial statements, except as otherwise specifically prescribed herein. If the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Second Amendment and Restatement Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Majority Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.
Section 1.5    Rates
. Neither the Administrative Agent, the Paying Agent nor any Funding Agent warrants or accepts any responsibility for, and shall not have any liability with respect to, (A) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (B) the effect, implementation or composition of any Benchmark Replacement Conforming Changes. The Administrative Agent, the Paying Agent, each Funding Agent, and their respective Affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent, the Paying Agent and each Funding Agent may select information sources or services in their reasonable discretion to ascertain the Base Rate, Term SOFR or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Funding Agent, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
~~118556040.20~~118095118.53    -3-
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ARTICLE II

Amounts and Terms of the Advances
Section 2.1    Establishment of the Credit Facility
. On the Original Closing Date, and subject to and upon the terms and conditions set forth in this Agreement and the other Transaction Documents, the Administrative Agent and the Lenders agreed to establish the credit facility set forth in this Agreement for the benefit of the Borrower.
Section 2.2    The Advances
.
(A)    Subject to the terms and conditions set forth herein, each Non-Conduit Lender in a Class A Lender Group agrees, severally and not jointly, to make one or more loans (each such loan, a “Class A Advance”) to the Borrower, from time to time during the Availability Period, in an amount, for each Class A Lender Group, equal to its Class A Lender Group Percentage of the aggregate Class A Advances requested by the Borrower pursuant to Section 2.4; provided that the Class A Advances made by any Class A Lender Group shall not exceed its Class A Lender Group Percentage of the lesser of (i) the Class A Aggregate Commitment effective at such time and (ii) the Class A Borrowing Base at such time; provided, further, that a Non-Conduit Lender in a Class A Lender Group shall be deemed to have satisfied its obligation to make a Class A Advance hereunder (solely with respect to such Class A Advance) to the extent any Conduit Lender in such Lender Group funds such Class A Advance in place of such Non-Conduit Lender in accordance with this Agreement, it being understood that such Conduit Lender may fund a Class A Advance in its sole discretion.
(B)    Subject to the terms and conditions set forth herein, each Non-Conduit Lender in a Class B Lender Group agrees, severally and not jointly, to make one or more loans (each such loan, a “Class B Advance”) to the Borrower, from time to time during the Availability Period, in an amount, for each Class B Lender Group, equal to its Class B Lender Group Percentage of the aggregate Class B Advances requested by the Borrower pursuant to Section 2.4; provided that the Class B Advances made by any Class B Lender Group shall not exceed its Class B Lender Group Percentage of the lesser of (i) the Class B Aggregate Commitment effective at such time and (ii) the Class B Borrowing Base at such time; provided, further, that a Non-Conduit Lender in a Class B Lender Group shall be deemed to have satisfied its obligation to make a Class B Advance hereunder (solely with respect to such Class B Advance) to the extent any Conduit Lender in such Lender Group funds such Class B Advance in place of such Non-Conduit Lender in accordance with this Agreement, it being understood that such Conduit Lender may fund a Class B Advance in its sole discretion.
Section 2.3    Use of Proceeds
. Proceeds of the Advances shall only be used by the Borrower to (i) purchase Solar Assets and/or Solar Asset Owner Member Interests from TEP Resources under the Sale and Contribution Agreement, (ii) make deposits into the Liquidity Reserve Account ~~(up to the Liquidity Reserve Account Required Balance)~~, (iii) make deposits into the Supplemental Reserve Account ~~(up to the Supplemental Reserve Account Required Balance), (iv~~, (iv) make deposits into the WIP Reserve
~~118556040.20~~118095118.53    -4-
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Account, (v) make distributions to the Parent permitted hereunder and (~~v~~vi) pay certain fees and expenses incurred in connection with establishment of the credit facility set forth in this Agreement.
Section 2.4    Making the Advances
.
(A)    Except as otherwise provided herein, the Borrower may request that the Lenders make Advances to the Borrower by the delivery to the Administrative Agent, each Funding Agent and the Paying Agent, not later than 1:00 P.M. (New York City time) two (2) Business Days prior to the proposed Funding Date of a written notice of such request substantially in the form of Exhibit B-2 attached hereto (each such notice, a “Notice of Borrowing”) together with a duly completed Borrowing Base Certificate signed by a Responsible Officer of the Borrower. Any Notice of Borrowing or Borrowing Base Certificate received by the Administrative Agent, the Funding Agents and the Paying Agent after the time specified in the immediately preceding sentence shall be deemed to have been received by the Administrative Agent, the Funding Agents and the Paying Agent on the next Business Day, and to the extent that results in the proposed Funding Date being earlier than two (2) Business Days after the date of delivery of such Notice of Borrowing, then the date specified in such Notice of Borrowing as the proposed Funding Date of an Advance shall be deemed to be the Business Day immediately succeeding the proposed Funding Date of such Advance specified in such Notice of Borrowing. The proposed Funding Date specified in a Notice of Borrowing shall be no earlier than two (2) Business Days after the date of delivery of such Notice of Borrowing and may be up to a maximum of thirty (30) days after the date of delivery of such Notice of Borrowing. Unless otherwise provided herein, each Notice of Borrowing shall be irrevocable. The aggregate principal amount of the Class A Advance and Class B Advance requested by the Borrower for any Funding Date shall not be less than the lesser of (x) $[***] and (y) the remaining amount necessary in order for the Borrower to fully utilize all available Commitments. If the Administrative Agent delivers a written notice (including by electronic mail) to the Borrower contesting the Borrower’s calculations or any statement within such Notice of Borrowing, it shall promptly inform the Borrower. The Borrower may then deliver an amended Notice of Borrowing to the Administrative Agent, the Funding Agents and the Paying Agent or, by written notice, rescind the Notice of Borrowing.
(B)    The Notice of Borrowing shall specify (i) the aggregate amount of Class A Advances requested together with the allocated amount of Class A Advances to be paid by each Class A Lender Group based on its respective Class A Lender Group Percentage, (ii) the aggregate amount of Class B Advances requested together with the allocated amount of Class B Advances to be paid by each Class B Lender Group based on its respective Class B Lender Group Percentage and (iii) the Funding Date. The amount of Class A Advances to Class B Advances requested shall be determined on a pro rata basis based on the Class A Borrowing Base and Class B Borrowing Base as of the proposed Funding Date; provided that  the Borrower may request Class A Advances and/or Class B Advances which are not pro rata to the extent that the outstanding Advances made by any Non-Conduit Lender, together with the amount of Advances to be made by such Non-Conduit Lender after giving effect to such requested Advances, equal its Commitment. Each Funding Agent may, in its sole discretion, allocate any requested Advances among the Lenders in its Lender Group.
~~118556040.20~~118095118.53    -5-
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(C)    With respect to the Advances to be made on the Original Closing Date, each Lender shall pay the amount of its Advance by wire transfer of such funds to the Borrower’s Account no later than 4:00 P.M. (New York City time) on the Original Closing Date.
(D)    With respect to the Advances to be made on any Funding Date, other than the initial Advance made on the Original Closing Date, upon a determination by the Administrative Agent that all conditions precedent to the Advances to be made on such Funding Date set forth in Section 3.2 have been satisfied or otherwise waived, each Lender shall fund the amount of its Advance by wire transfer of such funds in accordance with the Borrower’s written instructions initiated no later than 2:00 P.M. (New York City time) on such Funding Date.
(E)    Notwithstanding the foregoing, if any Non-Conduit Lender who shall have previously notified the Borrower in writing, in substantially the form of Exhibit H hereto, that it has incurred any external cost, fee or expense directly related to and as a result of the “liquidity coverage ratio” under Basel III in respect of its Commitment hereunder or any liquidity agreement between such Non-Conduit Lender and the Conduit Lender, or its interest in the Advances, such Non-Conduit Lender may, upon receipt of a Notice of Borrowing pursuant to Section 2.4(A), notify the Borrower in writing by 5:00 P.M. (New York City time) two (2) Business Days prior to the Funding Date specified in such Notice of Borrowing, in substantially the form of Exhibit I hereto (a “Delayed Funding Notice”), of its intent to fund (or, if applicable and if such Conduit Lender so agrees in its sole discretion, have its Conduit Lender, if applicable, fund all or part of) its allocated amount of the related Advance in an amount that would, if combined with all other requested Advances within the past thirty-five (35) days, exceed $[***] (such amount, the “Delayed Amount”) on a Business Day that is on or before the thirty-fifth (35th) day following the date of delivery of such Non-Conduit Lender of such Delayed Funding Notice (the “Delayed Funding Date”) rather than on the date specified in such Notice of Borrowing. If any Non-Conduit Lender provides a Delayed Funding Notice to the Borrower following the delivery by the Borrower of a Notice of Borrowing, the Borrower may revoke such Notice of Borrowing by delivering written notice of the same to the Administrative Agent and the Funding Agents by 12:00 P.M. (New York City time) on the Business Day preceding the related Funding Date. No Non-Conduit Lender that has provided a Delayed Funding Notice in respect of an Advance (a “Delayed Funding Lender”) shall be considered to be in default of its obligation to fund its Delayed Amount pursuant to Section 2.4(D) hereunder unless and until it has failed to fund the Delayed Amount on or before the Delayed Funding Date. A Delayed Funding Lender is not obliged to fund until thirty-five (35) days have elapsed since the funding request. For the avoidance of doubt, a Delayed Funding Lender shall be required to fund its Delayed Amount regardless of the occurrence of an Amortization Event, Event of Default, Potential Amortization Event or Potential Default which occurs during the period from and including the related Funding Date to and including the related Delayed Funding Date, unless such Amortization Event, Event of Default, Potential Amortization Event or Potential Default relates to an Insolvency Event with respect to the Borrower.
(F)    If (i) one or more Delayed Funding Lenders provide a Delayed Funding Notice to the Borrower in respect of a Notice of Borrowing and (ii) the Borrower shall not have revoked the Notice of Borrowing prior to the Business Day preceding such Funding Date, the Administrative Agent shall, by no later than 12:00 P.M. (New York City time) on the Business Day preceding such Funding Date, direct each Lender Group and each Non-Conduit Lender that is not a Delayed
~~118556040.20~~118095118.53    -6-
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Funding Lender with respect to such Funding Date (each a “Non-Delayed Funding Lender”) to fund an additional portion of such Advance on such Funding Date equal to such Non-Delayed Funding Lender’s proportionate share (based upon such Non-Delayed Funding Lender’s Commitment relative to the sum of the Commitments of all Non-Delayed Funding Lenders) of the aggregate Delayed Amounts with respect to such Funding Date; provided, that in no event shall a Non-Delayed Funding Lender be required to fund any amounts in excess of its Commitment. Subject to Section 2.4(D), in the case of a Non-Delayed Funding Lender that is a Non-Conduit Lender, such Non-Conduit Lender hereby agrees, or, in the case of a Non-Delayed Funding Lender that is a Lender Group, the Conduit Lender in such Lender Group may agree, in its sole discretion, and the Non-Conduit Lenders in such Lender Group hereby agree, to fund such portion of the Advance on such Funding Date.
(G)    After the Non-Delayed Funding Lenders fund a Delayed Amount on any Funding Date in accordance with Section 2.4(F), the Delayed Funding Lender in respect of such Delayed Amount will be obligated to fund an amount equal to the excess, if any, of (a) such Delayed Amount over (b) the amount, if any, by which the portion of any principal distribution amount paid to such Non-Delayed Funding Lenders pursuant to Section 2.7 or any decrease to the outstanding principal balance made in accordance with Section 2.8, on any date during the period from and including such Funding Date to but excluding the Delayed Funding Date for such Delayed Amount, was greater than what it would have been had such Delayed Amount been funded by such Delayed Funding Lender on such Funding Date (the “Delayed Funding Reimbursement Amount”) with respect to such Delayed Amount on or before its Delayed Funding Date, irrespective of whether the Borrower would be able to satisfy the conditions set forth in Section 3.2(A) to an Advance, in an amount equal to such Delayed Funding Reimbursement Amount on such Delayed Funding Date. Such Delayed Funding Lender shall fund such Delayed Funding Reimbursement Amount on such Delayed Funding Date by paying such amount to the Administrative Agent in immediately available funds, and the Administrative Agent shall distribute such funds to each such Non-Delayed Funding Lender, pro rata based on the relative amount of such Delayed Amount funded by such Non-Delayed Funding Lender on such Funding Date pursuant to Section 2.4(F).
Section 2.5    Fees
.
(A)    Facility Administrator Fee. Subject to the terms and conditions of the Facility Administration Agreement, the Borrower shall pay the Facility Administrator Fee to the initial Facility Administrator and after the resignation or replacement of the initial Facility Administrator, the Borrower shall pay the Facility Administrator Fee to a Successor Facility Administrator appointed in accordance with the Facility Administration Agreement.
(B)    Verification Agent Fee. Subject to the terms and conditions of the Verification Agent Agreement, the Borrower shall pay to the Verification Agent the Verification Agent Fee.
(C)    Paying Agent Fee. Subject to the terms and conditions of the Paying Agent Fee Letter, the Borrower shall pay to the Paying Agent the Paying Agent Fee.
~~118556040.20~~118095118.53    -7-
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(D)    Unused Line Fees. Solely during the Availability Period, the Borrower agrees to pay to each Funding Agent, for the benefit of the Non-Conduit Lenders in its related Lender Group and as consideration for the Commitment of the Non-Conduit Lenders in such Lender Group, unused line fees in Dollars (the “Unused Line Fee”) for the period from the Original Closing Date to the last day of the Availability Period, computed as (a) the applicable Unused Line Fee Percentage multiplied by (b) the average Unused Portion of the Commitments with respect to such Lender Group during a calendar quarter. Accrued Unused Line Fees shall be due and payable in arrears (from Distributable Collections as set forth and in the order of priority established pursuant to Section 2.7) on the Payment Date immediately following the last day of the applicable calendar quarter for which such fee was calculated and on the last day of the Availability Period.
(E)    Payment of Fees. The fees set forth in Section 2.5(A), Section 2.5(B), Section 2.5(C) and Section 2.5(D) shall be payable on each Payment Date by the Borrower from Distributable Collections as set forth in and in the order of priority established pursuant to Section 2.7(B). Notwithstanding anything to the contrary herein or in any Transaction Document, the fees referred to in this Section 2.5 shall not constitute “Confidential Information.”
(F)    Amendment Fee. Commencing on December 2, 2019, and thereafter, the Borrower shall pay to the Administrative Agent a fee of $[***] in connection with each amendment (or group of related amendments effective on the same date) to the Transaction Documents requested by it, which fee shall be in addition to the reimbursement of costs and expenses associated therewith that is provided for in Section 10.6 hereof. For the avoidance of doubt, any consent to a Proposed Form delivered by the Administrative Agent pursuant to Section 5.1(X) shall not give rise to the obligation to pay the amendment fee set forth in this Section 2.5(F) so long as no amendment to any Transaction Document is required in connection with such Proposed Form as determined by the Administrative Agent in its sole discretion.
(G)    Invested Capital Payment Amount. The Borrower shall pay the Invested Capital Payment Amount on the Invested Capital Payment Date.
Section 2.6    Reduction/Increase of the Commitments
.
(A)    The Borrower may, on any Business Day, upon written notice given to the Administrative Agent and each of the Funding Agents not later than ten (10) Business Days prior to the date of the proposed action (which notice may be conditioned upon any event), terminate in whole or reduce in part, on a pro rata basis based on its Class A Lender Group Percentage or Class B Lender Group Percentage, as applicable, the Unused Portion of the Commitments with respect to each Lender Group (and on a pro rata basis with respect to each Non-Conduit Lender in such Lender Group); provided, that (i) any partial reduction shall be in the amount of $[***] or an integral multiple thereof and (ii) any Unused Portion of the Commitments so reduced may not be increased again without the written consent of the related Non-Conduit Lenders in such Lender Group.
(B)    The Borrower may, on any Business Day upon written notice given to the Administrative Agent and each of the Funding Agents, request an increase, on a pro rata basis based on its Class A Lender Group Percentage or Class B Lender Group Percentage, as applicable, of the
~~118556040.20~~118095118.53    -8-
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Commitments of the Non-Conduit Lender(s) in each Lender Group; provided, that any increase shall be at least equal to $[***] or an integral multiple thereof but shall in no event cause the Aggregate Commitment to exceed the Maximum Facility Amount, the Class A Aggregate Commitment to exceed the Class A Maximum Facility Amount or the Class B Aggregate Commitment to exceed the Class B Maximum Facility Amount. Each Non-Conduit Lender shall, within five (5) Business Days of receipt of such request, notify the Administrative Agent and the Administrative Agent shall in turn notify the Borrower in writing (with copies to the other members of the applicable Lender Group) whether or not each Non-Conduit Lender has, in its sole discretion, agreed to increase its Commitment. If a Non-Conduit Lender does not send any notification to the Administrative Agent within such five (5) Business Day period, such Non-Conduit Lender shall be deemed to have declined to increase its Commitment. Any increase in Commitments agreed to pursuant to this Section 2.6(B) may be reduced by a Non-Conduit Lender, at any time, upon five (5) Business Days’ written notice to the Borrower from the Administrative Agent (with copies to the other members of the applicable Lender Group) setting forth the amount of such reduction; provided, however, that such Commitment may not be reduced to an amount less than such Non-Conduit Lender’s initial Commitment on the Original Closing Date (if such reduction is prior to a Takeout Transaction) or to an amount less than such Non-Conduit Lender’s Commitment on or after a Takeout Transaction (if such reduction is on or after a Takeout Transaction), but may be reduced to an amount that is less than the then Aggregate Outstanding Advances.
Section 2.7    Repayment of the Advances
.
(A)    The maturity date for this facility is the Maturity Date and notwithstanding any other provision to the contrary, the outstanding principal balance of the Advances and the other Obligations owing under this Agreement, together with all accrued but unpaid interest, shall be due and payable in full, if not due and payable earlier, on the Maturity Date. For the avoidance of doubt, amounts borrowed and repaid hereunder may be reborrowed in accordance with the terms hereof.
(B)    On any Business Day, the Borrower may direct the Paying Agent to, and on each Payment Date, the Borrower shall direct the Paying Agent to, subject to Section 2.7(C), apply all amounts on deposit in the Collection Account (including (x)(1)(a) Collections deposited therein during the related Collection Period and (b) any amounts due during the related Collection Period but deposited into the Collection Account within ten (10) Business Days after the end of such Collection Period that the Facility Administrator (at its option) has determined (with written notice thereof to the Paying Agent (with a copy to the Administrative Agent, each Lender and the Borrower)) to be treated as if such amounts were on deposit in the Collection Account at the end of such Collection Period, (2) amounts deposited therein from the Liquidity Reserve Account ~~or~~, the Supplemental Reserve Account or the WIP Reserve Account, in each case in accordance with Section 8.2 or (3) any amounts deposited therein by a Seller or TEP Resources pursuant to the Sale and Contribution Agreement or the Parent pursuant to the Parent Guaranty, respectively, but (y) excluding Collections deposited therein in the current Collection Period except as necessary to make distributions pursuant to clauses (i) through (iii) of this Section 2.7(B) or as otherwise determined by the Facility Administrator pursuant to clause (x)(1)(a) above) (the “Distributable Collections”), amounts on deposit in the Takeout Transaction Account on such Business Day representing net proceeds of any Takeout Transaction and any other amounts paid or received from
~~118556040.20~~118095118.53    -9-
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

the Borrower, including pursuant to Section 2.11, Section 2.12(A) and Section 2.13, as applicable, to the Obligations in the following order of priority based solely on information contained in (I) with respect to any Payment Date, the Facility Administrator Report for such related Collection Period or, if no Facility Administrator Report is available, solely as directed in writing by the Administrative Agent or (II) with respect to any other Business Day, including the date of closing for a Takeout Transaction, on which the Borrower requests an application and distribution of funds in the Collection Account (and/or Takeout Transaction Account, if applicable, or other amounts paid or received from the Borrower), an interim Facility Administrator Report or such other report in form and substance reasonably satisfactory to the Administrative Agent (as confirmed by the Administrative Agent via an email sent to the Paying Agent) and the Paying Agent that is delivered by the Facility Administrator (which the Facility Administrator hereby agrees to deliver at the request of the Administrative Agent):
(i)    first (Taxes and Service Providers), (a) first, to the Borrower for payment to the appropriate taxing authority, the amount of taxes due and payable by the Borrower prior to the next Payment Date and for which funds have not previously been withdrawn from the Collection Account and (b) second, ratably, (i) to the Paying Agent (A) the Paying Agent Fee and (B)(x) any accrued and unpaid Paying Agent Fees with respect to prior Payment Dates plus (y) out-of-pocket expenses and indemnities of the Paying Agent incurred and not reimbursed in connection with its obligations and duties under this Agreement; provided that the aggregate payments to the Paying Agent reimbursement for clauses (B)(y) will be limited to $[***] per calendar year so long as no Event of Default or Amortization Event has occurred pursuant to this Agreement (unless otherwise approved by the Majority Lenders); (ii) to the Facility Administrator, the Facility Administrator Fee, and (iii) to the Verification Agent, the Verification Agent Fee;
(ii)    second (Hedge Agreement Payments, Class A Interest Distribution Amount and Unused Line Fee), on a pari passu basis (a) to the Hedge Counterparty under each Hedge Agreement, the payment of all amounts which are due and payable by the Borrower to such Hedge Counterparty on such date (other than fees, expenses, termination payments, indemnification payments, tax payments or other similar amounts), pursuant to the terms of the applicable Hedge Agreement (net of all amounts which are due and payable by such Hedge Counterparty to the Borrower on such date pursuant to the terms of such Hedge Agreement), and (b)(I) first, to each Class A Funding Agent, for the benefit of and on behalf of the Class A Lenders in its Class A Lender Group, the Class A Interest Distribution Amount then due (allocated among the Class A Lender Groups pro rata based on the outstanding principal amount of the Class A Advances attributable to such Class A Lender Group) until paid in full and (II) second, to each Class A Funding Agent, for the benefit of and on behalf of the related Non-Conduit Lender(s) in its Class A Lender Group, the payment of the Unused Line Fee then due (allocated among the Class A Lender Groups pro rata based on the outstanding principal amount of the Class A Advances attributable to such Class A Lender Group) until paid in full;
(iii)    third (Class B Interest Distribution Amount (No Event of Default) and Unused Line Fee), so long as no Event of Default has occurred and is continuing, (a) first, to each Class B Funding Agent, for the benefit of and on behalf of the Class B Lenders in
~~118556040.20~~118095118.53    -10-
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

its Class B Lender Group, the Class B Interest Distribution Amount then due (allocated among the Class B Lender Groups based on their Class B Lender Group Percentages) until paid in full and (b) second, to each Class B Funding Agent, for the benefit of and on behalf of the related Non-Conduit Lender(s) in its Class B Lender Group, the payment of the Unused Line Fee then due (allocated among the Class B Lender Groups based on their Class B Lender Group Percentages) until paid in full;
(iv)    fourth (Liquidity Reserve Account and Supplemental Reserve Account), (a) first, if the amount on deposit in the Liquidity Reserve Account is less than the Liquidity Reserve Account Required Balance and no Amortization Event has occurred and is continuing, to the Liquidity Reserve Account until the amount on deposit in the Liquidity Reserve Account shall equal the Liquidity Reserve Account Required Balance and (b) second to the Supplemental Reserve Account, the Supplemental Reserve Account Deposit, if any;
(v)    fifth (Availability Period Borrowing Base Deficiency), during the Availability Period (a) first, to the extent required under Section 2.9 in connection with a Class A Borrowing Base Deficiency, to each Class A Funding Agent, on behalf of the Class A Lenders in its Class A Lender Group, for the prepayment and reduction of the outstanding principal amount of any Class A Advances, an amount equal to the amount necessary to cure such Class A Borrowing Base Deficiency (allocated ratably among the Class A Lender Groups pro rata based on the outstanding principal amount of the Class A Advances attributable to such Class A Lender Group) and (b) second, to the extent required under Section 2.9 in connection with a Class B Borrowing Base Deficiency, to each Class B Funding Agent, on behalf of the Class B Lenders in its Class B Lender Group, for the prepayment and reduction of the outstanding principal amount of any applicable Class B Advances, an amount equal to the amount necessary to cure such Class B Borrowing Base Deficiency (allocated ratably among the Class B Lender Groups pro rata based on the outstanding principal amount of the Class B Advances attributable to such Class B Lender Group);
(vi)    sixth (Hedge Counterparty Breakage and Amortization Period Class A Lender Obligations), on a pari passu basis (a) to the Administrative Agent for the account of the Hedge Counterparty under each Hedge Agreement, all payments which arose due to a default by the Borrower or due to any prepayments of amounts under such Hedge Agreement and all fees, expenses, indemnification payments, tax payments or other amounts (to the extent not previously paid hereunder) which are due and payable by the Borrower to such Hedge Counterparty on such date, pursuant to the terms of the applicable Hedge Agreement (net of all amounts which are due and payable by such Hedge Counterparty to the Borrower on such date pursuant to the terms of such Hedge Agreement) and (b) during the Amortization Period, to the Administrative Agent and each Class A Funding Agent on behalf of itself and the Class A Lenders in its related Class A Lender Group, all remaining amounts, for application to the principal balance of the outstanding Class A Advances and the aggregate amount of all Obligations then due from the Borrower to the Administrative Agent, such Class A Funding Agent and each such Class A Lender in the Class A Lender Group (allocated among such Obligations as selected
~~118556040.20~~118095118.53    -11-
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

by the Administrative Agent; provided that payment of the principal balance of outstanding Class A Advances shall be allocated ratably among the Class A Lender Groups pro rata based on the outstanding principal amount of the Class A Advances attributable to such Class A Lender Group) until paid in full;
(vii)    seventh (Class B Interest Distribution Amount (Event of Default)), if an Event of Default has occurred and is continuing, to each Class B Funding Agent, for the benefit of and on behalf of the Class B Lenders in its Class B Lender Group, the Class B Interest Distribution Amount then due (allocated among the Class B Lender Groups based on their Class B Lender Group Percentages) until paid in full;
(viii)    eighth (Amortization Period Class B Lender Obligations; Invested Capital Payment Amount), first (i) during the Amortization Period, to each Class B Funding Agent on behalf of itself and the Class B Lenders in its related Class B Lender Group, all remaining amounts, for application to the payment of the principal balance of the outstanding Class B Advances and the aggregate amount of all Obligations then due from the Borrower to such Class B Funding Agent and each such Class B Lender in the Class B Lender Group (allocated among such Obligations as selected by the Class B Funding Agents; provided that payment of the principal balance of outstanding Class B Advances shall be allocated ratably among the Class B Lender Groups based on their Class B Lender Group Percentages) until paid in full and second (ii) on the Invested Capital Payment Date, to the Class B Funding Agent, on behalf of the Class B Lenders in its Class B Lender Group, the Invested Capital Payment Amount;
(ix)    ninth (Class A Subordinated Interest Distribution Amount, Class B Subordinated Interest Distribution Amount, Class A Additional Interest Distribution Amount and Class B Additional Interest Distribution Amount), first, to each Class A Funding Agent, for the benefit of and on behalf of the Class A Lenders that are Conduit Lenders in its Class A Lender Group, the Class A Subordinated Interest Distribution Amount then due (allocated among the applicable Class A Lender Groups pro rata based on the outstanding principal amount of the Class A Advances attributable to such Class A Lender Group) until paid in full, second, to each Class B Funding Agent, for the benefit of and on behalf of the Class B Lenders that are Conduit Lenders in its Class B Lender Group, the Class B Subordinated Interest Distribution Amount then due (allocated among the applicable Class B Lender Groups pro rata based on the outstanding principal amount of the Class B Advances attributable to such Class B Lender Group) until paid in full, third, to each Class A Funding Agent, for the benefit of and on behalf of the Class A Lenders in its Class A Lender Group, the Class A Additional Interest Distribution Amount then due (allocated among the Class A Lender Groups pro rata based on the outstanding principal amount of the Class A Advances attributable to such Class A Lender Group) until paid in full, and fourth, to each Class B Funding Agent, for the benefit of and on behalf of the Class B Lenders in its Class B Lender Group, the Class B Additional Interest Distribution Amount then due (allocated among the Class B Lender Groups based on their Class B Lender Group Percentages);
~~118556040.20~~118095118.53    -12-
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(x)    tenth (Lender Fees and Expenses), first, to the Administrative Agent and each Class A Funding Agent on behalf of itself and the Class A Lenders in its related Class A Lender Group, the payment of, without duplication, all Breakage Costs, all Liquidation Fees, all Broken Funding Costs and all other amounts (other than those already provided for above) due and payable by the Borrower to the Administrative Agent, such Class A Funding Agent and such Class A Lenders (solely in their capacity as a Class A Lender) hereunder or under any other Transaction Document until paid in full and second, to each Class B Funding Agent on behalf of itself and the Class B Lenders in its related Class B Lender Group, the payment of, without duplication, all Breakage Costs, all Liquidation Fees, all Broken Funding Costs and all other amounts (other than those already provided for above) due and payable by the Borrower to such Class B Funding Agent and such Class B Lenders (solely in their capacity as a Class B Lender) hereunder or under any other Transaction Document until paid in full;
(xi)    eleventh (All Other Obligations), to each Class A Funding Agent on behalf of itself and the Class A Lenders in its related Class A Lender Group, to each Class B Funding Agent on behalf of itself and the Class B Lenders in its related Class B Lender Group and to the Administrative Agent on behalf of any other applicable party, the ratable payment of all other Obligations that are past due and/or payable to such party on such date;
(xii)    twelfth (Service Provider Indemnities), ratably, to the Paying Agent, the Verification Agent and/or the Facility Administrator, any indemnification, expenses, fees or other obligations owed to the Paying Agent, the Verification Agent and/or the Facility Administrator, respectively (including out-of-pocket expenses and indemnities of the Paying Agent and the Verification Agent not paid pursuant to clause (i) above and any Facility Administrator Fees, Paying Agent Fees or Verification Agent Fees not paid pursuant to clause (i) above), pursuant to the Transaction Documents;
(xiii)    thirteenth (Eligible Letter of Credit Bank), to each Eligible Letter of Credit Bank or other party as directed by the Facility Administrator (a) any fees and expenses related to a Letter of Credit and (b) any amounts which have been drawn under a Letter of Credit and any interest due thereon; and
(xiv)    fourteenth (Remainder), (a) if a WIP Reserve Period is in effect, then (I) first, to the extent the amount on deposit in the WIP Reserve Account is less than the WIP Reserve Account Required Balance, all Distributable Collections remaining in the Collection Account after giving effect to the preceding distributions in this Section 2.7(B) until the amount on deposit in the WIP Reserve Account shall equal the WIP Reserve Account Required Balance and (II) second, all Distributable Collections remaining in the Collection Account after giving effect to the preceding distribution in clause (I) and the other preceding distributions in this Section 2.7(B) to the Borrower’s Account (to cover any other expenses of the Borrower or to make distributions on behalf of the Borrower) or (b) if a WIP Reserve Period is not in effect, all Distributable Collections remaining in the Collection Account after giving effect to the preceding distributions in this Section 2.7(B)
~~118556040.20~~118095118.53    -13-
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

to the Borrower’s Account (to cover any other expenses of the Borrower or to make distributions on behalf of the Borrower).
(C)    Notwithstanding anything to the contrary set forth in this Section 2.7 or Section 8.2, the Paying Agent shall not be obligated to make any determination or calculation with respect to the payments or allocations to be made pursuant to either of such Sections, and in making the payments and allocations required under such Sections, the Paying Agent shall be entitled to rely exclusively and conclusively upon the information in the latest Facility Administrator Report (or such other report or direction signed by the Administrative Agent) received by the Paying Agent pursuant to either such Section prior to the applicable payment date. Any payment direction to be acted upon by the Paying Agent pursuant to either such Section on a payment date other than a Payment Date shall be delivered to the Paying Agent at least two (2) Business Days prior to the date on which any payment is to be made.
Section 2.8    Certain Prepayments
.
(A)    The Borrower may at any time upon written notice to the Administrative Agent, the Funding Agents and the Paying Agent, and subject to the priority of payments set forth in this Section 2.8, prepay all or any portion of the balance of the principal amount of the Class A Advances or the Class B Advances based on the outstanding principal amounts thereof, which notice shall be given at least two (2) Business Days prior to the proposed date of such prepayment. If such prepayment is not being made in connection with a Takeout Transaction, such prepayment (which need not be on a Payment Date) shall be accompanied by (a) the payment of all accrued but unpaid interest on the amounts to be so prepaid, (b) any Liquidation Fee in connection with such prepayment if such prepayment is not made on a Payment Date and (c) all payments which arise due to any prepayments of amounts under a Hedge Agreement, pursuant to the terms of the applicable Hedge Agreement (net of all amounts which are due and payable by such Hedge Counterparty to the Borrower on such date pursuant to the terms of such Hedge Agreement) (which amounts shall be paid to the Administrative Agent for the account of the Hedge Counterparty under each Hedge Agreement). Prepayments made in accordance with this Section shall be applied (i) in the absence of an Event of Default or Amortization Event, ratably to the outstanding principal amount of Class A Advances, Class B Advances and any Hedge Counterparties and (ii) if an Event of Default or Amortization Event has occurred and is continuing, (a) first, on a pari passu basis (I) to reduce the outstanding principal amount of Class A Advances and (II) to any Hedge Counterparties and (b) second, to reduce the outstanding principal amount of Class B Advances. If such prepayment is being made in connection with a Takeout Transaction, such prepayment shall be not less than the amount required by the definition of “Takeout Transaction”.
(B)    The Borrower shall deposit all proceeds of any Takeout Transaction (net of reasonable fees, taxes, commissions, premiums and expenses incurred by the Borrower in connection with such Takeout Transaction so long as such deposit is greater than or equal to the Minimum Payoff Amount) into the Takeout Transaction Account, and the Paying Agent shall apply such proceeds to prepay the applicable Class A Advances and Class B Advances made in respect of the Collateral that is subject to such Takeout Transaction and make other related payments in accordance with Section 2.7(B), including any such payments due to the Paying Agent.
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Section 2.9    Mandatory Prepayments of Advances
. On any date that the Borrower either (a) obtains knowledge that (i) as of any prior Funding Date, any prior Payment Date or date on which a prepayment was made in accordance with Section 2.8 or (ii) in connection with the delivery of a Borrowing Base Certificate for an upcoming Funding Date, Payment Date or date on which a prepayment is to made in accordance with Section 2.8, or (b) receives notice from the Administrative Agent (with calculations set forth in reasonable detail), that as of any Funding Date, Payment Date or date on which a prepayment is made in accordance with Section 2.8, (i) the aggregate outstanding principal amount of all Class A Advances exceeds the lesser of (x) the amount of the Class A Aggregate Commitment in effect as of such date (without giving effect to or treating as outstanding any Advance that was approved pursuant to Section 2.18(A)) and (y) the Class A Borrowing Base (the occurrence of any such excess being referred to herein as a “Class A Borrowing Base Deficiency”), or (ii) the aggregate outstanding principal amount of all Class B Advances exceeds the lesser of (x) the amount of the Class B Aggregate Commitment in effect as of such date (without giving effect to or treating as outstanding any Advance that was approved pursuant to Section 2.18(A)) and (y) the Class B Borrowing Base (the occurrence of any such excess being referred to herein as a “Class B Borrowing Base Deficiency” and together with the Class A Borrowing Base Deficiency, a “Borrowing Base Deficiency”), the Borrower shall pay to the Class A Funding Agent and/or the Class B Funding Agent, as applicable, for the account of its Lender Group the amount of any such excess (to be applied to the reduction of the applicable Advances ratably among all applicable Lender Groups based on their Lender Group Percentages to the extent necessary to cure such Borrowing Base Deficiency), together with accrued but unpaid interest on the amount required to be so prepaid to the date of such prepayment and any Liquidation Fee in connection with such prepayment if such prepayment is not made on a Payment Date~~.~~; provided that such payment may be made by the Borrower through the application of amounts contributed to the Borrower by Parent or its applicable Affiliate for such purpose, through the Borrower’s application of amounts in the Borrower’s Account (or, based on an interim Facility Administrator Report, expected to be remitted thereto on the next Payment Date pursuant to Section 2.7(B)(xiv)(B)) or through a combination of the foregoing.
Section 2.10    [Reserved]
.
Section 2.11    Interest
(a)    . The makers of the Advances shall be entitled to the applicable Interest Distribution Amount payable on each Payment Date in accordance with Section 2.7(B). The Borrower acknowledges and agrees that any Non-Conduit Lender, or any Affiliate of such Non-Conduit Lender may, from time to time (but without any obligation) purchase and hold Commercial Paper issued by its related Conduit Lender for its own account, regardless of any difference between the Commercial Paper Rate (expressed as an interest rate per annum) and the then-current Benchmark.
Section 2.12    Breakage Costs; Liquidation Fees; Broken Funding Costs; Increased Costs; Capital Adequacy; Illegality; Additional Indemnifications
.
(A)    Breakage Costs, Liquidation Fees and Broken Funding Costs. The Borrower hereby agrees to pay to each applicable Lender, without duplication, (i) Breakage Costs, if any, if any
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, (ii) Liquidation Fees associated with a reduction of the principal balance of a Class A Advance or Class B Advance at any time and (iii) Broken Funding Costs in accordance with the definition thereof. The Borrower shall not be responsible for any Liquidation Fees, any Broken Funding Costs or any other loss, cost, or expenses arising at the time of, and arising solely as a result of, any assignment made pursuant to Section 10.8 and the reallocation of any portion of a Class A Advance or Class B Advance of the applicable Lender making such assignment unless, in each case, such assignment is requested by the Borrower.
(B)    Increased Costs. If any Change in Law (a) shall subject any Lender, the Administrative Agent or any Affiliate thereof (each of which, an “Affected Party”) to any Taxes (other than (x) Indemnified Taxes, (y) Taxes described in clauses (ii) through (iv) of the definition of Excluded Taxes and (z) Connection Income Taxes) on its loans, loan principal, letters of credit, hedging agreements, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, (b) shall impose, modify or deem applicable any reserve requirement (including any reserve requirement imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Affected Party, or (c) shall impose any other condition affecting the Collateral or the rights of any Lender and the Administrative Agent hereunder, the result of which is to increase the cost to any Affected Party under this Agreement or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, then on the next Payment Date after written demand by such Affected Party, such Affected Party shall receive such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered to the extent such additional or increased costs or reduction are incurred or suffered in connection with the Collateral, any obligation to make Advances hereunder, any of the rights of such Lender or the Administrative Agent hereunder, or any payment made hereunder in accordance with Section 2.7(B); provided, that the Borrower shall not be required to compensate such Affected Party for any portion of such additional or increased cost or such reduction that is incurred more than one hundred eighty (180) days prior to any such demand (except that, if the event giving rise to such additional or increased cost or such reduction is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).
(C)    Capital Adequacy. If any Change in Law has or would have the effect of reducing the rate of return on the capital of any Affected Party including by imposing any liquidity requirements on any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such Change in Law (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, then on the next Payment Date after written demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), such Affected Party shall receive such additional amount or amounts as will compensate such Affected Party for such reduction in accordance with Section 2.7(B); provided, that the Borrower shall not be required to compensate such Affected Party for any portion of such additional amount or amounts that are incurred more than one hundred eighty (180) days prior to any such demand (except that, if the event
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

giving rise to such additional amount or amounts is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof).
(D)    Certificates for Reimbursement. A certificate of an Affected Party setting forth the amount or amounts necessary to compensate such Affected Party as specified in Section 2.12(B) or Section 2.12(C) and delivered to the Borrower, shall be conclusive absent manifest error.
(E)    Defaulting Lender.
(i)    If any Lender is a Defaulting Lender, then the Borrower, at its sole expense may, upon notice to such Lender and the Administrative Agent, require such Lender subject to this Section 2.12(E) to assign and delegate, without recourse, all its interests, rights and obligations under this Agreement and under the Advances, and Commitments of the Lender being replaced hereunder to an assignee that shall assume all those rights and obligations; provided, however, that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having valid jurisdiction, (y) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed and (z) the Borrower or such assignee shall have paid to the replaced Lender in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Advances of such Lender plus all fees and other amounts accrued for the account of such Lender hereunder with respect thereto.
A Lender subject to this Section 2.12(E) shall not be required to make any such assignment and delegation if prior to any such assignment and delegation the circumstances entitling the Borrower to require such assignment and delegation have ceased to apply.
Each party hereto agrees that (a) an assignment required pursuant to this Section 2.12(E) may be effected pursuant to an Assignment Agreement and (b) the Lender required to make such assignment need not be a party to such Assignment Agreement in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such Assignment Agreement, the other parties to such Assignment Agreement agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided, further, that any such documents shall be without recourse to or warranty by the parties thereto.
The Administrative Agent and each Lender hereby agree to cooperate with the Borrower to effectuate the assignment of any Defaulting Lender’s interest hereunder.
(ii)    Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law:
(a)    Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Majority Lenders and Section 10.2(D).
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(b)    Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VI or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.7(A) shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Potential Default or Event of Default exists), to the funding of any Advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Advances under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Potential Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Advances in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Advances were made at a time when the conditions set forth in Section 3.2 were satisfied or waived, such payment shall be applied solely to pay the Advances of all applicable non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Advances of such Defaulting Lender until such time as all Advances are held by the applicable Lenders pro rata in accordance with the applicable Commitments. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.12 shall be deemed paid to and redirected by such Defaulting Lender and each Lender irrevocably consents hereto.
(c)    No Defaulting Lender shall be entitled to receive any Unused Line Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).
(iii)    If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that such Lender will, to the extent applicable, purchase at par that portion of outstanding Advances of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Advances to be held pro rata by the Lenders in accordance with the Commitments, whereupon, such Lender will cease to be a
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
(iv)    The Borrower may terminate the unused amount of the Commitment of any Lender that is a Defaulting Lender upon not less than three (3) Business Days’ prior notice to the Administrative Agent (which shall promptly notify the Lenders thereof), and in such event the provisions of Section 2.12(E)(ii)(b) will apply to all amounts thereafter paid by the Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts); provided that (i) no Event of Default shall have occurred and be continuing, and (ii) such termination shall not be deemed to be a waiver or release of any claim the Borrower, the Administrative Agent or any Lender may have against such Defaulting Lender.
(F)    Calculation. In determining any amount provided for in this Section 2.12, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this Section 2.12 shall submit to the Borrower a certificate as to such additional or increased cost or reduction, which certificate shall be conclusive absent manifest error.
Section 2.13    Payments and Computations
.
(A)    The Borrower (through the Paying Agent pursuant to Section 2.7(B) and as otherwise permitted in this Agreement) shall make each payment and prepayment hereunder and under the Advances in respect of principal, interest, expenses, indemnities, fees or other Obligations due from the Borrower not later than 4:00 P.M. (New York City time) on the day when due in U.S. Dollars to the related Funding Agent at its address referred to in Section 10.3 or to such account provided by such Funding Agent in immediately available, same-day funds. Payments on Obligations may also be made by application of funds in the Collection Account or the Takeout Transaction Account as provided in Section 2.7(B), as applicable. All computations of interest for Advances shall be made by the related Funding Agent, who shall notify the Facility Administrator, the Borrower and the Administrative Agent of any determination thereof on or prior to the payment thereof pursuant to Section 2.7(B), as applicable. All computations of interest for Advances made under the Base Rate or the Commercial Paper Rate shall be made by the applicable Funding Agent on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable. All other computations of fees and interest provided hereunder shall be made on the basis of a 360-day year and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable. Notwithstanding the foregoing, each determination by a Funding Agent of an interest rate hereunder shall be subject to the approval of the Administrative Agent.
(B)    All payments to be made in respect of fees, if any, due to the Administrative Agent from the Borrower hereunder shall be made on the date when due without presentment, demand,
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without setoff, counterclaim or other deduction of any nature (other than with respect to Taxes pursuant to Section 2.17), and an action therefor shall immediately accrue. The Borrower agrees that, to the extent there are insufficient funds in the Administrative Agent’s Account, to make any payment under this clause (B) when due, the Borrower shall immediately pay to the Administrative Agent all amounts due that remain unpaid.
Section 2.14    Payment on Non-Business Days
. Whenever any payment hereunder or under the Advances shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.
Section 2.15    Inability to Determine Rates
.
(A)    Subject to clauses (B), (D), (E), (F) and (G) of this Section 2.15, if prior to the commencement of any Interest Accrual Period:
(i)    the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the applicable Benchmark (including because any screen rate necessary to determine such rate is not available or published on a current basis), for such Interest Accrual Period (or for such day); provided that no Benchmark Transition Event shall have occurred at such time with respect to such Benchmark; or
(ii)    the Administrative Agent is advised by any Lender(s) that the applicable Benchmark for such Interest Accrual Period (or for such day) will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Advance(s) for such Interest Accrual Period (or for such day); provided that no Lender shall make such determination unless such Lender is generally making similar determinations upon, or otherwise similarly enforcing its agreements with, companies of substantially the same industry as the Borrower; and provided further that no Lender shall have any obligation to disclose confidential information about any other borrowers;
then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, the interest rate applicable to Advances that would otherwise be funded or maintained based on the applicable Benchmark shall be the Base Rate.
(B)    Notwithstanding anything to the contrary herein or in any other Transaction Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of any Benchmark setting at or after 5:00 P.M. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from the Majority Lenders. For purpose of this Section 2.15, the term “Transaction Documents” shall not include any Hedge Agreements.
(C)    [Reserved].
(D)    In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right (in consultation with the Borrower) to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document.
(E)    The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period; provided that any failure by the Administrative Agent to so notify the Borrower and/or any Lender shall not affect the Administrative Agent’s right to take or refrain from taking any action permitted under this Section 2.15. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.15, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document, except, in each case, as expressly required pursuant to this Section 2.15.
(F)    Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR) and either (a) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion (in consultation with the Borrower) or (b) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(in consultation with the Borrower) may modify the definition of “Interest Accrual Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (a) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (b) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent (in consultation with the Borrower) may modify the definition of “Interest Accrual Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(G)    Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, any Advance that would otherwise be funded or maintained based on the relevant Benchmark shall during such Benchmark Unavailability Period instead be funded or maintained based on the Base Rate. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate.
(H)    If any Lender determines that requirement of Law or any change therein or in the interpretation or application thereof, shall hereafter make it unlawful for such Lender to make or maintain Advances with respect to which the Cost of Funds is based on the Benchmark as contemplated hereunder, (i) the obligation of the related Non-Conduit Lender hereunder to make an Advance with respect to which the Cost of Funds is based on the Benchmark shall be suspended forthwith and (ii) the Cost of Funds with respect to any outstanding Advances shall, if necessary to avoid such illegality, automatically be converted to the Base Rate on the last day of the then current Interest Accrual Period or within such earlier period as required by Law, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. The Borrower hereby agrees to promptly pay to each Lender, upon demand, any additional amounts necessary to compensate such Lender for any reasonable and documented costs incurred by such Lender in making any conversion in accordance with this Agreement, including, without limitation, any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain the Advances hereunder. Such Lender’s notice of such costs, as certified to the Borrower, shall be conclusive absent manifest error.
Section 2.16    Extension of the Scheduled Commitment Termination Date or Facility Maturity Date
. No earlier than ninety (90) days, and no later than sixty (60) days, prior to the then Scheduled Commitment Termination Date or Facility Maturity Date, the Borrower may deliver written notice to the Administrative Agent and each Funding Agent requesting an extension of such Scheduled Commitment Termination Date or Facility Maturity Date, as applicable. The Administrative Agent shall respond to such request no later than thirty (30) days following the date of its receipt of such request, indicating whether it is considering such request and preliminary conditions precedent to any extension of the Scheduled Commitment Termination Date or the Facility Maturity Date, as applicable, as the Administrative Agent determines to include in such response. The Administrative Agent’s failure to respond to a request delivered by the Borrower pursuant to this Section 2.16 shall not be deemed to constitute any agreement by the Administrative Agent to any such extension. The granting of any extension of the Scheduled Commitment
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Termination Date or the Facility Maturity Date, as applicable, requested by the Borrower shall be in the mutual discretion of the Borrower and the Administrative Agent (on behalf of the Lenders with the consent of all Lender Groups).
Section 2.17    Taxes
.
(A)    Defined Terms. For purposes of this Section 2.17 the term “applicable Law” includes FATCA.
(B)    Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower under any Transaction Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(C)    Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of a Funding Agent timely reimburse it for the payment of, any Other Taxes.
(D)    Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within ten days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Recipient (with a copy to each Funding Agent), or by a Funding Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error.
(E)    Indemnification by the Lenders. Each Non-Conduit Lender shall severally indemnify each Funding Agent, within ten days after demand therefor, for (i) any Indemnified Taxes attributable to such Non-Conduit Lender (but only to the extent that the Borrower has not already indemnified such Funding Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.8(D) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Non-Conduit Lender, in each case, that are payable or paid by a Funding Agent in connection with any Transaction Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or
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[***] = Certain information has been excluded from this exhibit because it is both not material
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liability delivered to any Non-Conduit Lender by its Funding Agent shall be conclusive absent manifest error. Each Non-Conduit Lender hereby authorizes its Funding Agent to set off and apply any and all amounts at any time owing to such Non-Conduit Lender under any Transaction Document or otherwise payable by such Funding Agent to the Non-Conduit Lender from any other source against any amount due to such Funding Agent under this paragraph (E).
(F)    Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.17, the Borrower shall deliver to each Funding Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to such Funding Agent.
(G)    Status of Recipients.
(~~G)    Status of Recipients. (~~i)    Any Recipient that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Transaction Document shall deliver to the Borrower, the Paying Agent and the related Funding Agent, at the time or times reasonably requested by the Borrower, the Paying Agent or such Funding Agent, such properly completed and executed documentation reasonably requested by the Borrower, the Paying Agent or such Funding Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Recipient, if reasonably requested by the Borrower, the Paying Agent or the related Funding Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower, the Paying Agent or such Funding Agent as will enable the Borrower, the Paying Agent or such Funding Agent to determine whether or not such Recipient is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in clauses (ii)(a), (ii)(b) and (ii)(d) below) shall not be required if in the Recipient’s reasonable judgment such completion, execution or submission would subject such Recipient to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Recipient.
(ii)    Without limiting the generality of the foregoing,
(a)    any Recipient that is a U.S. Person shall deliver to the Borrower, the Paying Agent and the related Funding Agent on or prior to the date on which such Recipient becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Paying Agent or such Funding Agent), executed originals of Internal Revenue Service Form W-9 certifying that such Recipient is exempt from U.S. federal backup withholding tax;
(b)    any Recipient that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Paying Agent and the related Funding Agent (in such number of copies as shall be requested by the Borrower, the Paying Agent or such Funding Agent) on or prior to the date on which such Recipient
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the Paying Agent or such Funding Agent), whichever of the following is applicable:
1.(1)    in the case of a Recipient claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Transaction Document, executed originals of Internal Revenue Service Form W-8BEN or W-8BEN-E (or any successor forms) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Transaction Document, Internal Revenue Service Form W-8BEN or W-8BEN-E (or any successor forms) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
2.(2)    executed copies of Internal Revenue Service Form W-8ECI (or any successor form);
3.(3)    in the case of a Recipient claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate to the effect that such Recipient is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of Internal Revenue Service Form W-8BEN or W-8BEN-E (or any successor forms); or
4.(4)    to the extent a Recipient is not the beneficial owner, executed originals of Internal Revenue Service Form W-8IMY (or any successor form), accompanied by Internal Revenue Service Form W-8ECI (or any successor form), Internal Revenue Service Form W-8BEN or W-8BEN-E (or any successor forms), a U.S. Tax Compliance Certificate, Internal Revenue Service Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Recipient is a partnership and one or more direct or indirect partners of such Recipient are claiming the portfolio interest exemption, such Recipient may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;
(c)    any Recipient which is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower, the Paying Agent and the related Funding Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Recipient becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower, the
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[***] = Certain information has been excluded from this exhibit because it is both not material
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Paying Agent or such Funding Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower, the Paying Agent or such Funding Agent to determine the withholding or deduction required to be made;
(d)    if a payment made to a Recipient under any Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Recipient shall deliver to the Borrower, the Paying Agent and the related Funding Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower, the Paying Agent or such Funding Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower, the Paying Agent or such Funding Agent as may be necessary for the Borrower, the Paying Agent and such Funding Agent to comply with their obligations under FATCA and to determine that such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (d), “FATCA” shall include any amendments made to FATCA after the date of this Agreement; and
(e)    on or before the date hereof the Administrative Agent, and on or before the date each Funding Agent becomes a Funding Agent hereunder (and, in each case, from time to time thereafter upon the reasonable request of the Borrower), the Administrative Agent or such Funding Agent, as applicable, shall (1) deliver to the Borrower an executed IRS Form W-9 certifying that it is exempt from U.S. federal backup withholding Tax or (2) a U.S. branch withholding certificate on IRS Form W-8IMY (or any successor form) evidencing its agreement with the Borrower to be treated as a U.S. Person (with respect to amounts received on account of any Lender) and IRS Form W-8ECI (or any successor forms) (with respect to amounts received on its own account), with the effect that, in any case, the Borrower will be entitled to make payments hereunder to the Administrative Agent or such Funding Agent without withholding or deduction on account of U.S. federal withholding Tax. Each of the Administrative Agent and the Funding Agents agree that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification.
Each Recipient agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower, the Paying Agent and the related Funding Agent in writing of its legal inability to do so.
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(H)    Forms for Paying Agent. The Administrative Agent and each Funding Agent shall deliver to the Paying Agent on or before the first Payment Date, executed originals of Internal Revenue Service Form W-9 or W-8, as applicable, certifying that the Administrative Agent or such Funding Agent is exempt from U.S. federal backup withholding tax. The Administrative Agent and each Funding Agent agrees that if such Internal Revenue Service Form previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or promptly notify the Paying Agent and the Borrower in writing of its legal inability to do so.
(I)    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (I) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (I), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (I) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(J)    Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of a Funding Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Transaction Document.
Section 2.18    Request for Borrowing Exceeding Aggregate Commitment; Increase to Aggregate Commitments
.
(A)    Request for Borrowing Exceeding Existing Aggregate Commitment.
(i)    Notice. The Borrower may, from time to time during the Availability Period, prior to the issuance of a Notice of Borrowing, send a written notice to the Administrative Agent and each Lender Group setting forth the Borrower’s intent to request a borrowing that will cause the Aggregate Outstanding Advances to exceed the Aggregate Commitment (but not the (i) Maximum Facility Amount, (ii) with respect to the Class A Lenders, the Class A Maximum Facility Amount and (iii) with respect to the Class B Lenders, the Class B Maximum Facility Amount then in effect. Such notice shall be sent
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

no later than five (5) Business Days prior to the date on which the Borrower intends to send the related Notice of Borrowing and shall set forth the amount by which the sum of the Aggregate Outstanding Advances (after giving effect to such borrowing) will exceed the Aggregate Commitment and the related Funding Date.
(ii)    Approval/Disapproval. Upon receipt of the notice described in Section 2.18(A)(i) by the Funding Agents, each Funding Agent shall, no later than five (5) Business Days after receipt thereof, obtain the written approval or disapproval of each Non-Conduit Lender in the related Lender Group regarding the requested Advances, which approval shall be granted or not granted in the sole discretion of the Non-Conduit Lenders. If the making of the requested Advances is approved by each of the Non-Conduit Lenders so requested, the Borrower shall, in accordance with procedures set forth in Section 2.4, send the related Notice of Borrowing. Any approved Advances to be made by the Lenders in the related Lender Group shall be funded within such Lender Group pursuant to any allocation as agreed to by all of the members of such Lender Group. If the making of the requested Advances is not approved by any Non-Conduit Lender so requested, then the Borrower shall, prior to sending its Notice of Borrowing, modify the same in a manner sufficient to ensure that the requested borrowing does not cause the Aggregate Outstanding Advances to exceed the Aggregate Commitment then in effect, as applicable. If the making of the requested Advances is approved by one or more Non-Conduit Lenders so requested and not approved by one or more Non-Conduit Lender so requested, the approving Non-Conduit Lenders shall have the right, but not the obligation, to make all or a portion of the Advance requested of the non-approving Non-Conduit Lenders, and the Borrower shall, in accordance with procedures set forth in Section 2.4, send the related Notice of Borrowing.
(iii)    Commitment. For the avoidance of doubt, if the making of an Advance by a Lender Group that would cause the Aggregate Outstanding Advances to exceed the Aggregate Commitment, as applicable, is approved, each Non-Conduit Lender’s Commitment shall be increased solely to the extent such Non-Conduit Lender approved the Advance. Each Non-Conduit Lender’s Commitment shall otherwise remain as set forth on Exhibit E unless increased and/or reduced from time to time in accordance with Section 2.6 or Section 2.18(B) or amended in connection with assignments made by a Non-Conduit Lender pursuant to Section 10.8. Moreover, the Borrower must go through the procedures described in Section 2.18(A)(i) and Section 2.18(A)(ii) each time a request for an Advance is made which would cause the sum of all outstanding Advances to exceed the Aggregate Commitment, as applicable.
(iv)    Nothing set forth in this Section 2.18(A) requires a Conduit Lender to make any Advance; provided, however, a Conduit Lender may, in its sole discretion, make the Advance requested pursuant to this Section 2.18(A) for its Lender Group. Any Advance approved pursuant to this Section 2.18(A) shall be made pursuant to and in accordance with Section 2.2 and Section 2.4.
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(B)    Increase to Aggregate Commitments.
(i)    Request to Increase to Aggregate Commitments. (a) In addition to its right to request borrowings in excess of the Aggregate Commitment as specified in Section 2.18(A), the Borrower shall also have the right during the Availability Period to send a written request to the Administrative Agent that the Aggregate Commitment be increased by adding to this Agreement one or more other non-conduit lenders or lender groups with a non-conduit lender (which may include any existing Non-Conduit Lender) (each such lender an “Additional Lender”); provided, that each such Additional Lender (and the other members of its proposed lender group, if applicable) shall have entered into an Assignment Agreement or a joinder agreement or other similar agreement in form and substance satisfactory to the Administrative Agent and Borrower pursuant to which such Additional Lender shall (1) undertake a Commitment (and if any such Additional Lender is an existing Non-Conduit Lender, such Commitment shall be in addition to its existing Commitment hereunder), (2) identify the other members of its proposed lender group, and (3) provide the other information specified in the Assignment Agreement or form of joinder agreement and as is requested by the Administrative Agent or the Paying Agent. Such Additional Lender shall thereupon become a “Non-Conduit Lender” and the members of its Lender Group (if applicable) shall become party hereto for all purposes of this Agreement upon the effectiveness of such Assignment Agreement or form of joinder agreement or other approved agreement (the date of the effectiveness of any such agreement being hereinafter referred to as the “Increased Commitment Date”).
(b)    On the Increased Commitment Date, each Additional Lender (or its Lender Group if applicable) shall by assignments from the other Lender Groups (which assignments shall be deemed to occur hereunder automatically in the amounts set forth in a flow of funds memorandum related to such Increased Commitment Date approved by the Administrative Agent and each affected Lender, and without any requirement for additional documentation, on the Increased Commitment Date) acquire a portion of the Advances of the other Non-Conduit Lenders or Lender Groups (and the Lender Groups shall, through the Administrative Agent, make such other adjustments among themselves as shall be necessary) so that after giving effect to such assignments and adjustments each Non-Conduit Lender (or its Lender Group, as applicable) shall hold outstanding Advances hereunder ratably in accordance with their respective Commitments.
(c)    Notwithstanding the foregoing, any increase in the Aggregate Commitments pursuant to this Section 2.18(B) shall be effective only if:
5.(1)    the Availability Period shall not have expired;
6.(2)    no Potential Default or Event of Default shall have occurred and be continuing as of the date of the notice referred to in the foregoing clause (a) or as of the Increased Commitment Date;
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[***] = Certain information has been excluded from this exhibit because it is both not material
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7.(3)    no Class A Borrowing Base Deficiency, Class B Borrowing Base Deficiency, Borrowing Base Deficiency, Potential Default or Event of Default shall result after giving effect to such increase;
8.(4)    the Administrative Agent shall have approved the related Additional Lenders referred by the Borrower; and
9.(5)    to the extent such increase in the Aggregate Commitments would require the parties hereto to enter into an amendment pursuant to Section 10.2, all applicable parties shall have consented to such amendment pursuant to Section 10.2.
(ii)    Adjustments for Syndication. If the Administrative Agent reasonably determines in connection with any request made by the Borrower under Section 2.18(B)(i) that (a) bring-down legal opinions, closing certificates or other documents or due diligence is necessary in order to complete same and/or (b)(1) increases in the Class A Usage Fee Margin, the Class B Usage Fee Margin or the Unused Line Fee Percentage, (2) increases to, or additional, upfront fees, commitment fees or structuring fees, (3) reductions in the Borrowing Base, the Class A Borrowing Base or the Class B Borrowing Base, or any changes to the components of such definitions, or (4) any other changes in the pricing, amount, terms, allocation or structure of the transactions contemplated in this Agreement or any other Transaction Document, are necessary in order to secure the requested increase in Aggregate Commitment by such Additional Lender, the Borrower agrees to negotiate in good faith regarding such changes or deliverables but shall not be required to accept any such changes or provide such deliverables. Nothing in this clause (ii) shall limit the application of Section 10.2.
(iii)    Right of First Refusal. Notwithstanding the foregoing in this Section 2.18(B) or otherwise, prior to accepting the offer of any Additional Lender to participate in an increase in the Class B Commitments (except, for the avoidance of doubt, any existing Lender), the Borrower agrees to first give the existing Class B Lenders ten (10) Business Days to express interest in participating in the requested Commitment increase and an additional ten (10) Business Days from the expression of interest to confirm internal credit approval.
Section 2.19    Mitigation Obligations; Replacement of Lenders
.
(A)    Designation of a Different Lending Office. If any Lender requests compensation under Section 2.12(B) or Section 2.12(C), or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall (at the request of the Borrower) use reasonable efforts to, as applicable, designate a different lending office for funding or booking its Advances hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12(B), Section 2.12(C) or Section 2.17, as the case
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[***] = Certain information has been excluded from this exhibit because it is both not material
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may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(B)    Replacement of Lenders. If any Lender requests compensation under Section 2.12(B) or Section 2.12(C), or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17 and, in each case, such Lender has declined or is unable to designate a different lending or issuing office in accordance with clause (A) of this Section 2.19, or if any Lender is a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.8), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.12(B), Section 2.12(C) or Section 2.17) and obligations under this Agreement and the related Transaction Documents to a Lender Affiliate or any other Permitted Assignee (if a Lender Affiliate is not available) that meets the requirements of Section 10.8 that shall assume such obligations (which assignee may be another Lender, if such Lender accepts such assignment); provided that:
(i)    the Borrower shall have paid to the Administrative Agent the assignment fees (if any) specified in Section 10.8;
(ii)    such Lender shall have received, as applicable, payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Transaction Documents (including any amounts under Section 2.12(A)) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
(iii)    in the case of any such assignment resulting from a claim for compensation under Section 2.12(B) or Section 2.12(C) or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments thereafter;
(iv)    such assignment does not conflict with Applicable Law; and
(v)    in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
Each party hereto agrees that (x) an assignment required pursuant to this Section 2.19(B) may be effected pursuant to an Assignment Agreement executed by the Borrower, the Administrative
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Agent and the assignee and (y) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to and be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender; provided, further that any such documents shall be without recourse to or warranty by the parties thereto.
Notwithstanding anything in this Section 2.19 to the contrary, the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 7.9.
ARTICLE III

Conditions of Lending and Closing
Section 3.1    Conditions Precedent to Second Amendment and Restatement
. The following conditions shall be satisfied on or before the Second Amendment and Restatement Date:
(A)    Closing Documents. The Administrative Agent shall have received each of the following documents, in form and substance satisfactory to Administrative Agent, duly executed, and each such document shall be in full force and effect, and all consents, waivers and approvals necessary for the consummation of the transactions contemplated thereby shall have been obtained:
(i)    this Agreement;
(ii)    a Loan Note for each Lender Group that has requested the same;
(iii)    the Master SAP Contribution Agreement;
(iv)    the Sale and Contribution Agreement;
(v)    the SAP Contribution Agreement;
(vi)    the TEP OpCo Contribution Agreement;
(vii)    that certain Second Amended and Restated Master Distribution Agreement, dated as of the Second Amendment and Restatement Date, by and among SAP, Borrower, TEP Resources and SAP Seller;
(viii)    that certain Amended and Restated Returned Project Distribution Agreement, dated as of the Second Amendment and Restatement Date, by and between SAP Seller and Financing Fund Seller;
(ix)    the Security Agreement;
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[***] = Certain information has been excluded from this exhibit because it is both not material
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(x)    the Pledge Agreement;
(xi)    the Subsidiary Guaranty;
(xii)    the Facility Administration Agreement;
(xiii)    the Verification Agent Agreement;
(xiv)    the Parent Guaranty;
(xv)    each Fee Letter; and
(xvi)    the UK Risk Retention Side Letter.
(B)    Secretary’s Certificates. The Administrative Agent shall have received (i) a certificate from the Assistant Secretary of the Verification Agent, and the Paying Agent, (ii) a certificate from the Secretary of each of the Parent, the Facility Administrator, Intermediate Holdco, Sunnova Inventory Holdings, Sunnova Inventory Pledgor, TEP Inventory, SAP Seller, Financing Fund Seller, TEP Resources, the Borrower, the Managing Members, SAP and each Affiliate thereof that is party to a Transaction Document (a) attesting to the resolutions of such Person’s members, managers or other governing body authorizing its execution, delivery, and performance of this Agreement and the other Transaction Documents to which it is a party, (b) authorizing specific Responsible Officers for such Person to execute the same, and (c) attesting to the incumbency and signatures of such specific Responsible Officers; (iii) copies of governing documents, as amended, modified, or supplemented prior to the Second Amendment and Restatement Date of each of the Parent, Intermediate Holdco, Financing Fund Seller, SAP Seller, TEP Resources, the Borrower, the Managing Members, SAP, Sunnova Inventory Holdings, Sunnova Inventory Pledgor, TEP Inventory, the Facility Administrator and each Affiliate thereof that is party to a Transaction Document, in each case certified by a Responsible Officer of such Person; and (iv) a certificate of status with respect to each of the Parent, Intermediate Holdco, Financing Fund Seller, SAP Seller, TEP Resources, the Borrower, the Managing Members, SAP, Sunnova Inventory Holdings, Sunnova Inventory Pledgor, TEP Inventory, the Facility Administrator and each Affiliate thereof that is party to a Transaction Document dated within fifteen (15) days of the Second Amendment and Restatement Date, such certificate to be issued by the appropriate officer of the jurisdiction of organization of such entity, which certificate shall indicate that such entity is in good standing in such jurisdiction.
(C)    Legal Opinions. The Administrative Agent shall have received customary opinions from (i) counsel (which may be in-house counsel) to the Paying Agent and to the Verification Agent addressing authorization and enforceability of the Transaction Documents being executed by the Paying Agent or the Verification Agent, as applicable, on the Second Amendment and Restatement Date and other corporate matters and (ii) counsel to the Parent, Intermediate Holdco, Financing Fund Seller, the Facility Administrator, the Managing Members, SAP, Sunnova Inventory Holdings, Sunnova Inventory Pledgor, TEP Inventory, SAP Seller, TEP Resources, the Borrower and each Affiliate thereof that is party to a Transaction Document being executed on the Second Amendment
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[***] = Certain information has been excluded from this exhibit because it is both not material
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and Restatement Date addressing (i) authorization and enforceability of such Transaction Documents and other corporate matters and (ii) security interest and UCC matters.
(D)    No Material Adverse Effect. Since December 31, 2022, there has been no Material Adverse Effect.
(E)    Payment of Fees. The Borrower shall have paid all fees previously agreed in writing to be paid on or prior to the Second Amendment and Restatement Date.
(F)    Closing Date Certificate of the Borrower. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower (in his or her capacity as such) in form satisfactory to Administrative Agent certifying that its representations and warranties set forth in the Transaction Documents to which it is a party are true and correct in all material respects as of the Second Amendment and Restatement Date (except to the extent such representations and warranties expressly relate to any earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
(G)    UCC Search Results. Administrative Agent shall have received the results of a recent search of all effective UCC financing statements (or equivalent filings) made with respect to the Assignors, Financing Fund Seller, SAP Seller, TEP Resources, the Borrower, SAP, the Managing Members and the Financing Funds in all appropriate jurisdictions together with copies of all such filings disclosed by such search.
(H)    UCC Financing Statements. The Borrower shall have duly filed proper financing statements (or the equivalent thereof in any applicable foreign jurisdiction, as applicable), on or before the Second Amendment and Restatement Date, under the UCC with the Delaware Secretary of State and any other applicable filing office in any applicable jurisdiction that the Administrative Agent deems necessary or desirable in order to perfect the Administrative Agent’s interests in the Collateral. The Borrower shall have filed proper financing statement amendments (or the equivalent thereof in any applicable foreign jurisdiction, as applicable), if any, necessary to release all security interests and other rights of any Person in the Collateral previously granted by the Borrower or any of its affiliates.
(I)    Representations and Warranties. All of the representations of the Parent, Facility Administrator, Intermediate Holdco, Sunnova Inventory Holdings, Sunnova Inventory Pledgor, TEP Inventory, SAP Seller, Financing Fund Seller, TEP Resources, the Borrower, the Managing Members and SAP contained herein and in any other Transaction Document being executed on the Second Amendment and Restatement Date to which it is a party shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) as of the Second Amendment and Restatement Date (or such earlier date or period specifically stated in such representation or warranty).
Section 3.2    Conditions Precedent to All Advances
.
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[***] = Certain information has been excluded from this exhibit because it is both not material
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(A)    Except as otherwise expressly provided below, the obligation of each Non-Conduit Lender to make or participate in each Advance (including the initial Advances made on the Original Closing Date) shall be subject, at the time thereof, to the satisfaction of the following conditions:
(i)    Funding Documents. The Administrative Agent and each Funding Agent shall have received, no later than two (2) Business Days prior to the Funding Date, a completed Notice of Borrowing and a Borrowing Base Certificate, each in form and substance satisfactory to the Administrative Agent.
(ii)    Solar Assets. All conditions to the acquisition of Solar Assets by the respective Financing Fund under the applicable Tax Equity Financing Documents have been satisfied, and all conditions to the acquisition of Solar Assets by the applicable Assignors, the applicable Seller, the Borrower and SAP under the Contribution Agreements, the Sale and Contribution Agreement, the SAP Contribution Agreement and the SAP NTP Financing Documents, as applicable, have been satisfied.
(iii)    Managing Members. All conditions to the acquisition of Managing Members by the Borrower under the Sale and Contribution Agreement and Section 3.3 shall have been satisfied.
(iv)    Representations and Warranties. All of the representations and warranties of the Borrower, the Assignors, the Sellers, TEP Resources, the Parent and the initial Facility Administrator contained in this Agreement or any other Transaction Document that relate to the eligibility of the Solar Assets shall be true and correct as of the Funding Date and all other representations and warranties of the Borrower, the Assignors, the Sellers, TEP Resources, the Parent, the Managing Members, SAP, and the initial Facility Administrator contained in this Agreement or any other Transaction Document shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, in which case such representations and warranties shall be true and correct in all respects) as of the Funding Date (or such earlier date or period specifically stated in such representation or warranty).
(v)    No Defaults; Solvency. The Administrative Agent shall have received a certification that no Amortization Event, Event of Default, Potential Amortization Event or Potential Default has occurred and is continuing or would result from any borrowing of any Advance or from the application of the proceeds therefrom and after giving effect to such Advance or from the application of the proceeds therefrom, the Borrower will be Solvent.
(vi)    Verification Agent Certificate. The Administrative Agent shall have received an A-1 Verification Agent Certification in respect of the applicable Solar Assets from the Verification Agent pursuant to the Verification Agent Agreement.
(vii)    Hedge Requirements. The Borrower shall be in compliance with all applicable Hedge Requirements.
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[***] = Certain information has been excluded from this exhibit because it is both not material
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(viii)    Liquidity Reserve/WIP Reserve. The amount on deposit in the Liquidity Reserve Account shall not be less than the Liquidity Reserve Account Required Balance, taking into account the application of the proceeds of the Advances on the Funding Date. The amount on deposit in the WIP Reserve Account shall not be less than the WIP Reserve Account Required Balance, taking into account the application of the proceeds of the Advances on the Funding Date.
(ix)    Aggregate Commitment/No Borrowing Base Deficiency. After giving effect to such Advance, the Aggregate Outstanding Advances shall not exceed the Aggregate Commitment in effect as of such Funding Date unless the Borrower shall have, pursuant to the procedures set forth in Section 2.18(A), received the written approval of the Non-Conduit Lenders with respect to such Advance, such approval to be granted by each Non-Conduit Lender in its sole discretion. After giving effect to such Advance, there should not exist a Class A Borrowing Base Deficiency or a Class B Borrowing Base Deficiency.
(x)    Availability Period. The Commitment Termination Date shall not have occurred, nor shall it occur as a result of making such Advance, nor has the Availability Period ended.
(xi)    Updated Schedules/Advance Model. The Borrower shall have provided the Administrative Agent an updated Schedule IV, an updated Schedule V, an updated Schedule VI ~~and~~, an updated Schedule VII and an updated Advance Model to reflect the Scheduled Hedged SREC Payments, Scheduled Host Customer Payments, Scheduled PBI Payments and Scheduled Managing Member Distributions as of such Funding Date.
(xii)    Other Documents. The Borrower shall have provided the Administrative Agent with all documents reasonably requested by the Administrative Agent related to the Solar Assets being financed by the Borrower (indirectly through its ownership of the Solar Asset Owner Member Interests) on such Funding Date.
(xiii)    Class B Advances. With respect to the Class B Advances, the Class A Lenders shall have funded the requested Class A Advances on such Funding Date.
(xiv)    Material Adverse Effect. No Material Adverse Effect has occurred and is continuing.
(B)    Each Notice of Borrowing submitted by the Borrower after the Original Closing Date shall be deemed to be a representation and warranty that the conditions specified in this Section 3.2 have been satisfied on and as of the date of the applicable Notice of Borrowing.
Section 3.3    Conditions Precedent to Acquisition of Additional Managing Members
. As a condition to the Borrower’s acquisition of a Managing Member after the Original Closing Date:
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[***] = Certain information has been excluded from this exhibit because it is both not material
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(A)    the Borrower shall have provided the Administrative Agent with all documents reasonably requested by the Administrative Agent related to such Managing Member and the related Financing Fund; ~~and~~
(B)    unless waived by the Administrative Agent and the Majority Lenders in their reasonable discretion, the Financing Fund shall be covered by a Tax Loss Insurance Policy, in form and substance (including, but not limited to, amounts and coverage period) approved by the Administrative Agent; and
(~~B~~C)    the Administrative Agent shall have consented to the Borrower’s acquisition of such Managing Member in its reasonable discretion; provided, that consent of the Majority Lenders and the Majority Class B Lenders shall also be required for the acquisition of such Managing Member if (i) the Tax Equity Investor (or guarantor thereof) related to such Managing Member is not an Approved Tax Equity Partner or (ii) if the proposed Tax Equity Financing Documents for the acquisition of such Managing Member deviate in any material respect from prior Tax Equity Financing Documents in a manner that is materially adverse to the applicable Managing Member, the applicable Financing Fund or the Lenders hereunder; provided, further, that if the Majority Class B Lenders have not affirmatively disapproved such transaction in writing within five (5) Business Days of receiving drafts of the relevant financing fund limited liability company agreement, master purchase agreement, tax loss insurance policy and an updated Schedule VIII and Schedule XII hereto that are, in each case, considered by the Administrative Agent to be substantially final and the Majority Lenders have otherwise approved such transaction, such transaction shall be deemed approved by the Majority Class B Lenders. The Administrative Agent and the Lenders shall use their best efforts to provide the consent required by this clause (B) (or confirm their affirmative disapproval of such transaction) within five (5) Business Days of receiving drafts of the relevant financing fund limited liability company agreement, master purchase agreement and tax loss insurance policy that are, in each case, considered by the Administrative Agent to be substantially final.
ARTICLE IV

Representations and Warranties
Section 4.1    Representations and Warranties of the Borrower
. The Borrower represents and warrants to the Administrative Agent and each Lender as of the Original Closing Date, as of each Funding Date, as of the Second Amendment and Restatement Date, and with respect to paragraphs (A), (B), (F), (G), (I), (K), and (L) through (S) as of each Payment Date, as follows:
(A)    Organization; Corporate Powers. Each Relevant Party (i) is a duly organized and validly existing limited liability company, in good standing under the laws of the State of Delaware, (ii) has the limited liability company power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage, and (iii) is duly qualified and is authorized to do business in all jurisdictions where it is required to be so qualified or authorized.
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[***] = Certain information has been excluded from this exhibit because it is both not material
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(B)    Authority and Enforceability. Each Relevant Party has the limited liability company or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Transaction Documents to which it is party and has taken all necessary company or other organizational action to authorize the execution, delivery and performance of the Transaction Documents to which it is party. Each Relevant Party has duly executed and delivered each Transaction Document to which it is party and each Transaction Document to which it is party constitutes the legal, valid and binding agreement and obligation of the respective Relevant Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
(C)    Government Approvals. No order, consent, authorization, approval, license, or validation of, or filing, recording, registration with, or exemption by, any Governmental Authority is required to authorize or is required as a condition to: (i) the execution, delivery and performance by a Relevant Party of any Transaction Document to which it is a party or any of its obligations thereunder or (ii) the legality, validity, binding effect or enforceability of any Transaction Document to which such Relevant Party is a party.
(D)    Litigation. There are no material actions, suits or proceedings, pending or threatened in writing with respect to any Relevant Party.
(E)    Applicable Law, Contractual Obligations and Organizational Documents. Neither the execution, delivery and performance by any Relevant Party of the Transaction Documents to which it is party nor compliance with the terms and provisions thereof (including compliance with the representation set forth in Section 4.1(W) or the covenant set forth in Section 5.2(P)) (i) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any Governmental Authority applicable to such Relevant Party or its properties and assets, (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under or result in the creation or imposition of (or the obligation to create or impose) any Lien (other than the Liens created pursuant to the Security Agreement, the Pledge Agreement or Permitted Liens) upon any of the property or assets of the Borrower pursuant to the terms of any contract, (iii) will breach any provision of the certificate of formation or the operating agreement of such Relevant Party and will, for each of subsection (i), (ii) and (iii), result in a Material Adverse Effect or (iv) result in the recapture of any Tax Credits allocated pursuant to any Tax Equity Financing Documents.
(F)    Use of Proceeds. Proceeds of the Class A Advances and the Class B Advances have been used only as permitted under Section 2.3. No part of the proceeds of the Class A Advances or the Class B Advances will be used directly or indirectly to purchase or carry Margin Stock, or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, in violation of any of the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. At no time would more than 25% of the value of the assets of the Borrower that are subject to any “arrangement” (as such term is used in Section 221.2(g) of such Regulation U) hereunder be represented by Margin Stock.
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(G)    Accounts. The names and addresses of the Collection Account, the Supplemental Reserve Account, the Liquidity Reserve Account, the SAP Lockbox Account, the SAP Revenue Account, the Takeout Transaction Account, the WIP Reserve Account and the Borrower’s Account are specified on Schedule II attached hereto, as updated pursuant to Section 5.1(Q). Other than accounts on Schedule II attached hereto, the Borrower (or, with respect to the SAP Lockbox Account, SAP) does not have any other accounts. The Borrower has directed, or has caused to be directed (i) each Financing Fund, each Managing Member and SAP to make all payments in respect of the Managing Member Distributions and the SAP Distributions, as applicable, to the Collection Account, (ii) all Host Customers related to Solar Assets owned by SAP to make Host Customer Payments to the SAP Lockbox Account and (iii) each Hedged SREC Counterparty to make all Hedged SREC Payments to the Collection Account and, to the extent any payments referred to in clauses (i), (ii) or (iii) are deposited into another account, has caused such payments to be deposited into the Collection Account no later than two (2) Business Days after receipt. The Borrower shall cause (i) SAP to cause all amounts on deposit in the SAP Lockbox Account in excess of an amount to be agreed to by SAP and the Administrative Agent to be swept daily into the SAP Revenue Account pursuant to standing instructions and (ii) the SAP Lockbox Account to at all times be subject to a first priority perfected security interest in favor of the Administrative Agent.
(H)    ERISA. None of the assets of the Borrower are or, prior to the repayment of all Obligations and the termination of all Commitments, will be subject to Title I of ERISA, Section 4975 of the Internal Revenue Code, or, by reason of any investment in the Borrower by any governmental plan, as the case may be, any other federal, state, or local provision similar to Section 406 of ERISA or Section 4975 of the Internal Revenue Code. Neither the Borrower nor any of its ERISA Affiliates has maintained, participated or had any liability in respect to any Plan during the past six (6) years which could reasonably be expected to subject the Borrower or any of its ERISA Affiliates to any tax, penalty or other liabilities. No ERISA Event has occurred or is reasonably likely to occur. With respect to any Plan which is a Multi-Employer Plan, no such Multi-Employer Plan is, or to the knowledge of the Relevant Parties, is reasonably like to be, in reorganization or insolvent as defined in Title IV of ERISA.
(I)    Taxes. Each Relevant Party has timely filed (or had filed on its behalf, including, for the avoidance of doubt, the filing of any Tax return of any aggregate, combined, consolidated or unitary group which includes such Relevant Party) all federal, state, provincial, territorial, foreign and other Tax returns and reports required to be filed under applicable law, and has timely paid (or had paid on its behalf), taking into account all valid extensions, all federal, state, foreign and other Taxes levied or imposed upon it or its properties, income or assets otherwise due and payable on said Tax returns, except for those which are being contested in good faith by appropriate actions diligently conducted and for which adequate reserves have been provided in accordance with GAAP except with respect to Taxes which are being contested in good faith by appropriate actions diligently conducted and for which adequate reserves have been provided in accordance with GAAP. No Lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such Tax due from any Relevant Party or with respect to any Solar Assets, except with respect to Taxes which are being contested in good faith by appropriate actions diligently conducted and for which adequate reserves have been provided in accordance with GAAP. Any Taxes due and payable by any Relevant Party or its predecessors in interest in connection with the execution and delivery of this Agreement and the other Transaction Documents and the transfers and transactions
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

contemplated hereby or thereby have been paid or shall have been paid if and when due. Except to the extent provided in the Tax Equity Financing Documents, no Relevant Party is liable for Taxes payable by any other Person.
(J)    Material Agreements. The Borrower has not defaulted under the Transaction Documents, any similar agreements entered into in connection with a Takeout Transaction or any other material agreement to which the Borrower is a party and to the Borrower’s knowledge, there is no breach or default by a counterparty to such Transaction Documents, similar agreements entered into in connection with the Takeout Transaction or any other material agreement to which the Borrower is a party.
(K)    Accuracy of Information. The written information (other than financial projections, forward looking statements, and information of a general economic or industry specific nature) that has been made available to the Paying Agent, the Verification Agent, the Administrative Agent or any Lender by or on behalf of the Borrower or any Affiliate thereof in connection with the transactions hereunder including any written statement or certificate of factual information, when taken as a whole, does not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in the light of the circumstances under which such statements are made (giving effect to all supplements and updates thereto). The forecasts and other projections in the Advance Model submitted to the Administrative Agent were when delivered (i) based on good faith estimates and commercially reasonable assumptions as to all factual matters material thereto and (ii) are materially consistent with the Tax Equity Financing Documents and other adjustments as approved by the Administrative Agent, it being acknowledged and agreed that the forecasts and other projections in the Advance Model are as to future events and are not to be viewed as facts, are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower (and each of its Subsidiaries), and no assurance can be given that the projections in the Advance Model will be realized and that actual results may differ from projected results and such differences may be material.
(L)    No Material Adverse Effect. Since the date of delivery of the latest audited financial statements for a fiscal year of SEI pursuant to Section 5.1(A)(i), there has been no Material Adverse Effect.
(M)    1940 Act. No Relevant Party is an “investment company” or an “affiliated person” of or “promoter” or “principal underwriter” for an “investment company” as such terms are defined in the 1940 Act, nor is any Relevant Party otherwise subject to regulation thereunder and no Relevant Party relies solely on the exemption from the definition of “investment company” in Section 3(c)(1) and/or 3(c)(7) of the 1940 Act (although such exemptions may be available).
(N)    Covered Fund. No Relevant Party is a “covered fund” under Section 13 of the Bank Holding Company Act of 1956, as amended.
(O)    Properties; Security Interest. The Borrower has good title to all of its properties and assets necessary in the ordinary conduct of its business, free and clear of Liens other than Permitted Liens and Permitted Equity Liens. Once executed and delivered, the Security Agreement, the Pledge
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Agreement and the SAP Lockbox Account Control Agreement create, as security for the Liabilities (as defined in the Security Agreement) or the Secured Obligations (as defined in the Pledge Agreement), as applicable, a valid and enforceable and (coupled with this Agreement and the taking of all actions required thereunder and under the Security Agreement, the Pledge Agreement and the SAP Lockbox Account Control Agreement for perfection) perfected security interest in and Lien on all of the Collateral, in favor of the Administrative Agent, for the benefit of the Secured Parties, superior to and prior to the rights of all third persons and subject to no other Liens, except for Permitted Liens.
(P)    Subsidiaries. The Borrower does not have, and shall not have, any Subsidiaries (other than the Managing Members and SAP), and does not and shall not otherwise own or hold, directly or indirectly, any Capital Stock of any other Person (other than in the case of Capital Stock of the Managing Members and SAP).
(Q)    Valid Transfer. The Contribution Agreements create a valid sale, transfer or assignment from the applicable Assignor to the related assignee thereunder of all right, title and interest of such Assignor in and to the Conveyed Property in each case conveyed to any assignee thereunder. The Sale and Contribution Agreement creates (i) a valid sale, transfer and/or assignment from SAP Seller to TEP Resources of all right, title and interest of SAP Seller in and to the Conveyed Property in each case conveyed to TEP Resources thereunder, and (ii) a valid sale, transfer and/or assignment from TEP Resources to the Borrower of all right, title and interest of TEP Resources in and to the Conveyed Property in each case conveyed to the Borrower thereunder. The SAP Contribution Agreement creates a valid transfer and/or assignment from the Borrower to SAP of all right title and interest of the Borrower in and to the Conveyed Property in each case conveyed to SAP thereunder.
(R)    Purchases of Solar Assets. (i) The Borrower has given reasonably equivalent value to TEP Resources (which may include additional Capital Stock in the Borrower) in consideration for the transfer to the Borrower by TEP Resources of the Conveyed Property conveyed to the Borrower under the Sale and Contribution Agreement, and no such transfer has been made for or on account of an antecedent debt owed by TEP Resources to the Borrower; (ii) TEP Resources has given reasonably equivalent value to SAP Seller (which may include additional Capital Stock in TEP Resources) in consideration for the transfer to TEP Resources by SAP Seller of the Conveyed Property conveyed to TEP Resources under the Sale and Contribution Agreement, and no such transfer has been made for or on account of an antecedent debt owed by SAP Seller to TEP Resources; and (iii) each related assignee under the Master SAP Contribution Agreement has given reasonably equivalent value to the applicable Assignor thereunder (which may include additional Capital Stock in such assignee) in consideration for the transfer to such assignee by the applicable Assignor of the Conveyed Property conveyed to such assignee under the Master SAP Contribution Agreement, and no such transfer has been made for or on account of an antecedent debt owned by such assignee to the applicable Assignor.
(S)    Sanctions and AML Compliance. Neither any Relevant Party nor, to the knowledge of the any Relevant Party after due inquiry, any of its Affiliates or their officers, directors or employees appears on the Specially Designated Nationals and Blocked Persons List published by the Office of Foreign Assets Control (“OFAC”), or is subject to sanctions, restrictions or embargoes
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

administered by the U.S. government, the United Nations Security Council, His Majesty’s Treasury, the Swiss State Secretariat for Economic Affairs, the Monetary Authority of Singapore, the Hong Kong Monetary Authority, the European Union, or any other relevant sanctions authority applicable to any Relevant Party or its Affiliates to the extent such sanctions authority has jurisdiction over such Relevant Party or its Affiliates pursuant to Applicable Laws, or appears on the Consolidated Canadian Autonomous Sanctions List, or is otherwise a person with which any person is prohibited from dealing under the laws of the such jurisdictions, unless authorized by such jurisdictions. Neither any Relevant Party nor, to the knowledge of such Relevant Party after due inquiry, any of its Affiliated Entities conducts business or completes transactions with the governments of, or persons within, any country under economic sanctions administered and enforced by OFAC, the U.S. government, the United Nations Security Council, His Majesty’s Treasury, the Swiss State Secretariat for Economic Affairs, the Monetary Authority of Singapore, the Hong Kong Monetary Authority, the European Union, or any other relevant sanctions authority applicable to such Relevant Party or its Affiliates to the extent such sanctions authority has jurisdiction over such Relevant Party or its Affiliates pursuant to Applicable Laws. No Relevant Party has directly or, to the knowledge of such Relevant Party after due inquiry, indirectly used the proceeds from this Agreement, or lent, contributed or otherwise made available such proceeds to any Affiliated Entity, subsidiary, joint venture partner or other person to fund any activities of or business with any person that, at the time of such funding to the knowledge of such Relevant Party (and after due inquiry with respect to any Affiliated Entity, subsidiary or joint venture partner), was the subject of economic sanctions administered or enforced by the U.S. government, the United Nations Security Council, His Majesty’s Treasury, the Swiss State Secretariat for Economic Affairs, the Monetary Authority of Singapore, the Hong Kong Monetary Authority, the European Union, or any other relevant sanctions authority applicable to any Relevant Party or its Affiliates, or was in any country or territory that, at the time of such funding or facilitation, is the subject of economic sanctions administered or enforced by the U.S. government, the United Nations Security Council, His Majesty’s Treasury, the Swiss State Secretariat for Economic Affairs, the Monetary Authority of Singapore, the Hong Kong Monetary Authority, the European Union, or any other relevant sanctions authority applicable to any Relevant Party or its Affiliates to the extent such sanctions authority has jurisdiction over such Relevant Party or its Affiliates pursuant to Applicable Laws. Each Relevant Party and, to the knowledge of such Relevant Party after due inquiry, the Affiliated Entities are in compliance, and will continue to be in compliance, with all anti-money laundering laws and ~~regulation~~regulations applicable to them and have established an anti-money laundering program that is designed to comply with applicable U.S. laws, regulations, and guidance, including rules of self-regulatory organizations, relating to the prevention of money laundering, terrorist financing, and related financial crimes and none is in violation of Executive Order No. 13224 or the Patriot Act.
(T)    Foreign Corrupt Practices Act. Neither the Relevant Parties nor, to the knowledge of the Relevant Parties after due inquiry, any Affiliated Entity nor any of their officers, directors, agents or employees, has used any of the proceeds of any Advance (i) for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) to make any direct or indirect unlawful payment to any government official or employee from corporate funds, (iii) to violate any provision of the U.S. Foreign Corrupt Practices Act of 1977 or similar law of a jurisdiction in which a Relevant Party conducts its business and to which they are lawfully subject, or (iv) to make any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
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(U)    Eligibility. Each Solar Asset listed on the Schedule of Solar Assets most recently delivered to the Administrative Agent was an Eligible Solar Asset as of such date of delivery of such Schedule of Solar Assets.
(V)    Beneficial Ownership Certification. The information included in any Beneficial Ownership Certification delivered by the Borrower is true and correct in all respects.
(W)    Tax Treatment. The Borrower has elected to be treated as a corporation for U.S. federal income tax purposes and any applicable state and local purposes, effective on or prior to the date hereof, and has not revoked such election. Since the effective date of the election to be treated as a corporation for U.S. federal income tax purposes, all applicable Tax returns for any consolidated group in which the Borrower is a member for U.S. federal income tax purposes and, to the extent applicable, state and local income tax purposes have been filed.
(X)    NOLs; Tax Sharing. SEI has, or will have, sufficient NOLs in excess of the projected income of the Borrower and the other members of the consolidated group in which the Borrower is a member for the entire time while the Advances and the Commitments are outstanding. Neither SEI nor any of its Subsidiaries, including the Borrower, have a tax sharing or other agreements for the use of the tax assets of its consolidated group.
(Y)    Status of Advances. Each Advance hereunder is an "eligible asset" as defined in Rule 3a-7 under the 1940 Act.
ARTICLE V

Covenants
Section 5.1    Affirmative Covenants
. The Borrower covenants and agrees that, until all Obligations (other than contingent obligations not then due) hereunder have been paid in full and the Commitments have been terminated:
(A)    Reporting Requirements. The Borrower will furnish to the Administrative Agent and each Lender and, in the case of subclause (v)(a) below, the Paying Agent:
(i)    within (a) the earlier of (x) one hundred eighty (180) days after the close of each fiscal year of SEI (beginning with the fiscal year ending December 31, 2019) and (y) such earlier period as required by Applicable Law, the unqualified (provided, however explanatory language added to the auditor’s standard report shall not constitute a qualification) audited financial statements for such fiscal year that include the consolidated balance sheet of SEI and its consolidated subsidiaries as of the end of such fiscal year, the related consolidated statements of income, of stockholders’ equity and of cash flows for such fiscal year, in each case, setting forth comparative figures for the preceding fiscal year (it being acknowledged that such requirement with respect to SEI may be satisfied by the filing of the appropriate report on Form 10-K with the Securities and Exchange Commission), and, beginning with the fiscal year ending December 31, 2019, the assets
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and liabilities of the Parent and the Borrower as of the end of such fiscal year presented in a note or schedule to such financial statements of SEI, and in each case prepared in accordance with GAAP, and audited by a Nationally Recognized Accounting Firm selected by SEI and (b) the earlier of (x) sixty (60) days after the end of each of the first three quarters of its fiscal year and (y) such earlier period as required by Applicable Law, the unaudited consolidated balance sheets and income statements for such fiscal quarter on a year-to-date basis for SEI and its consolidated subsidiaries (it being acknowledged that such requirement with respect to SEI may be satisfied by the filing of the appropriate report on Form 10-Q with the Securities and Exchange Commission);
(ii)    if, at any time, Sunnova Management is the Facility Administrator, but is not a subsidiary of SEI, within (a) the earlier of (x) one hundred eighty (180) days after the end of each of its fiscal years (beginning with the fiscal year ending December 31, 2019) and (y) such earlier period as required by Applicable Law, a copy of the unqualified (provided, however explanatory language added to the auditor’s standard report shall not constitute a qualification) audited consolidated financial statements for such year for Sunnova Management, containing financial statements for such year and prepared by a Nationally Recognized Accounting Firm selected by Sunnova Management and (b) the earlier of (x) sixty (60) days after the end of each of its fiscal quarters and (y) such earlier period as required by Applicable Law, the unaudited consolidated balance sheets and income statements for such fiscal quarter on a year-to-date basis for Sunnova Management;
(iii)    at any time that Sunnova Management is the Facility Administrator, within one hundred eighty (180) days after the end of each of its fiscal years (beginning with the fiscal year ending December 31, 2019), a report prepared by a Qualified Service Provider containing such firm’s conclusions with respect to an examination of certain information relating to Sunnova Management’s compliance with its obligations under the Transaction Documents (including, without limitation, such firm’s conclusions with respect to an examination of the calculations of amounts set forth in certain of Sunnova Management’s reports delivered hereunder and pursuant to the Facility Administration Agreement during the prior calendar year and Sunnova Management’s source records for such amounts), in form and substance satisfactory to the Administrative Agent;
(iv)    as soon as possible, and in any event within five (5) Business Days, after the Borrower or any of their ERISA Affiliates knows or has reason to know that an ERISA Event has occurred, a certificate of a responsible officer of the Borrower setting forth the details of such ERISA Event, the action that the Borrower or the ERISA Affiliate proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor or the Pension Benefit Guaranty Corporation;
(v)    (a) promptly, and in any event within five (5) Business Days, after a Responsible Officer of any of the Borrower, any Seller, Intermediate Holdco, the Facility Administrator (if it is an Affiliate of the Borrower) or the Parent obtains knowledge thereof, notice of the occurrence of any event that constitutes an Event of Default, a Potential Default, an Amortization Event or a Potential Amortization Event or would have
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a Material Adverse Effect, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower propose to take with respect thereto and (b) promptly, and in any event within five (5) Business Days after a Responsible Officer of any of the Borrower, any Seller, Intermediate Holdco, the Facility Administrator (if it is an Affiliate of the Borrower) or the Parent obtains knowledge thereof, notice of any other development concerning any litigation, governmental or regulatory proceeding (including environmental law) or labor matter (including ERISA Event) pending or threatened in writing against the (x) Borrower or (y) Parent or SEI that, in the case of this clause (y), individually or in the aggregate, if adversely determined, would reasonably be likely to have a material adverse effect on (1) the ability of the Parent to perform its obligations under the Parent Guaranty, or (2) the business, operations, financial condition, or assets of the SEI or Parent;
(vi)    promptly, and in any event within five (5) Business Days after a Responsible Officer of any of the Borrower, any Seller, Intermediate Holdco, the Facility Administrator (if it is an Affiliate of the Borrower) or the Parent obtains knowledge thereof, notice of the occurrence of (i) any event that constitutes a default, an event of default or any event that would permit the acceleration of any obligation under a Sunnova Credit Facility~~; and~~ or (ii) the conversion of any convertible notes of the Parent or SEI into equity;
(vii)    promptly, and in any event within five (5) Business Days, after receipt thereof by any of the Borrower, any Seller, Intermediate Holdco, the Facility Administrator~~,~~ (if it is an Affiliate of the Borrower), the Managing Members, the Financing Funds, the Manager (if it is an Affiliate of the Borrower) or the Parent, copies of all material notices, requests, and other documents (excluding regular periodic reports) delivered or received by the Borrower, any Seller, Intermediate Holdco, the Facility Administrator (if it is an Affiliate of the Borrower), the Managing Members, the Financing Funds, the Manager (if it is an Affiliate of the Borrower) or the Parent under or in connection with the Sale and Contribution Agreement, the SAP Contribution Agreement, the Tax Equity Financing Documents, the SAP NTP Financing Documents or the SAP Financing Documents;
(viii)    promptly, and in any event within five (5) Business Days, after receipt thereof by any of the Borrower, any Seller, Intermediate Holdco, the Facility Administrator (if it is an Affiliate of the Borrower) or the Parent, copies of all notices and other documents delivered or received by the Borrower with respect to any material tax Liens on Solar Assets (either individually or in the aggregate);
(ix)    on each Funding Date and on each other day on which SAP or a Financing Fund either acquires or disposes of Solar Assets that is included in the Borrowing Base, an updated Schedule IV, an updated Schedule V, an updated Schedule VI and an updated Schedule VII, in each case, to reflect such acquisition or disposition of Solar Assets on such date;
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[***] = Certain information has been excluded from this exhibit because it is both not material
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(x)    on each Funding Date on which the Borrower acquires a Managing Member from TEP Resources, an updated Schedule VIII and Schedule XII to reflect such acquisition of such Managing Member on such date and any special provisions applicable to such Financing Fund; ~~and~~
(xi)    subject to any confidentiality requirements of the Securities and Exchange Commission, promptly after receipt thereof by SEI or any Subsidiary, copies of each notice or other correspondence received from the Securities and Exchange Commission concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of SEI or any Subsidiary which could reasonably be expected to result in Material Adverse Effect~~.~~; and
(xii)    within two (2) Business Days after each Funding Date, each Payment Date and the date of any Takeout Transaction, the Administrative Agent shall have received a schedule from the Borrower, in a form reasonably acceptable to the Administrative Agent, which sets forth all Hedge Agreements then in effect and the applicable Hedge Requirements then in effect.
(B)    Solar Asset Reporting. The Borrower shall:
(i)    enforce the provisions of each Management Agreement and Servicing Agreement which require the Manager to deliver any reports to a Financing Fund or SAP; and
(ii)    enforce the provisions of the Facility Administration Agreement which require the Facility Administrator to deliver any reports (including the Facility Administrator Report and any Borrowing Base Certificate setting forth detailed calculations of the Borrowing Base) to the Administrative Agent, each Funding Agent and the Paying Agent; and
(iii)    on the Scheduled Commitment Termination Date, cause to be delivered to the Administrative Agent an A-2 Verification Agent Certification with respect to all Solar Assets included in the Borrowing Base.
(C)    UCC Matters; Protection and Perfection of Security Interests. The Borrower agrees to notify the Administrative Agent in writing of any change (i) in its legal name, (ii) in its identity or type of organization or corporate structure, or (iii) in the jurisdiction of its organization, in each case, within ten (10) days of such change. The Borrower agrees that from time to time, at its sole cost and expense, it will promptly execute and deliver all further instruments and documents, and take all further action necessary or reasonably required by the Administrative Agent (a) to complete all assignments from Assignors to each assignee thereunder under each Contribution Agreement, from SAP Seller to TEP Resources and from TEP Resources to the Borrower under the Sale and Contribution Agreement, from a Financing Fund to the Parent or an Affiliate thereof pursuant to a SREC Direct Sale, from the Borrower to SAP under the SAP Contribution Agreement and, with respect to SRECs, from a Financing Fund to the Borrower in accordance with Section 5.2(N), (b) to perfect, protect or more fully evidence the Administrative Agent’s security interest in the Collateral,
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[***] = Certain information has been excluded from this exhibit because it is both not material
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or (c) to enable the Administrative Agent to exercise or enforce any of its rights hereunder, under the Security Agreement or under any other Transaction Document. Without limiting the Borrower’s obligation to do so, the Borrower hereby irrevocably authorizes the filing of such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or reasonably required by the Administrative Agent. The Borrower hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, naming the Borrower as debtor, relative to all or any of the Collateral now existing or hereafter arising without the signature of the Borrower where permitted by law. A carbon, photographic or other reproduction of the Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement.
(D)    Access to Certain Documentation and Information Regarding the Solar Assets. The Borrower shall permit (and, as applicable, shall cause the Facility Administrator, the Managing Members, SAP and the Verification Agent to permit) the Administrative Agent (and, as applicable, the Verification Agent) or its duly authorized representatives or independent contractors, upon reasonable advance notice to the Borrower (and, as applicable, the Facility Administrator, the Managing Members, SAP and the Verification Agent), (i) access to documentation that the Borrower, the Facility Administrator, the Managing Members, SAP or the Verification Agent, as applicable, may possess regarding the Solar Assets, (ii) to visit the Borrower, the Facility Administrator, the Managing Members, SAP or the Verification Agent, as applicable, and to discuss their respective affairs, finances and accounts (as they relate to their respective obligations under this Agreement and the other Transaction Documents) with the Borrower, the Facility Administrator, the Managing Members, SAP or the Verification Agent, as applicable, their respective officers, and independent accountants (subject to such accountants’ customary policies and procedures), and (iii) to examine the books of account and records of the Borrower, the Verification Agent, the Facility Administrator, the Managing Members, or SAP, as applicable as they relate to the Solar Assets, to make copies thereof or extracts therefrom, in each case, at such reasonable times and during regular business hours of the Borrower, the Verification Agent, the Facility Administrator, the Managing Members, or SAP as applicable; provided that, upon the existence of an Event of Default, the Class B Lenders shall have the same rights of access, inspection and examination as the Administrative Agent under this Section 5.1(D). The frequency of the granting of such access, such visits and such examinations, and the party to bear the expense thereof, shall be governed by the provisions of Section 7.11 with respect to the reviews of the ~~Borrower’~~Borrower’s business operations described in such Section 7.11. The Administrative Agent (and, as applicable, the Verification Agent and the Class B Lenders) shall and shall cause their representatives or independent contractors to use commercially reasonable efforts to avoid interruption of the normal business operations of the Borrower, the Verification Agent, the Facility Administrator, the Managing Members or SAP, as applicable. Notwithstanding anything to the contrary in this Section 5.1(D), (i) none of the Borrower, the Verification Agent, the Facility Administrator, the Managing Members or SAP will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (x) constitutes non-financial trade secrets or non-financial proprietary information, (y) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by law or any binding confidentiality agreement, or (z) is subject to attorney-client or
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similar privilege or constitutes attorney work product and (ii) the Borrower shall have the opportunity to participate in any discussions with the Borrower’s independent accountants.
(E)    Existence and Rights; Compliance with Laws. The Borrower shall preserve and keep in full force and effect each Relevant Party’s limited liability company existence, and any material rights, permits, patents, franchises, licenses and qualifications. The Borrower shall comply, and cause each other Relevant Party to, comply with all applicable laws and maintain in place all permits, licenses, approvals and qualifications required for each of them to conduct its business activities to the extent that the lack of compliance thereof would result in a Material Adverse Effect.
(F)    Books and Records. The Borrower shall maintain, and cause (if any are Affiliates of the Borrower) the Facility Administrator to maintain, proper and complete financial and accounting books and records. The Borrower shall, and shall cause the Financing Funds and SAP to, maintain with respect to Solar Assets accounts and records as to each Solar Asset that are proper, complete, accurate and sufficiently detailed so as to permit (i) the reader thereof to know as of the most recently ended calendar month the status of each Solar Asset including payments made and payments owing (and whether or not such payments are past due), and (ii) reconciliation of payments on each Solar Asset and the amounts from time to time deposited in respect thereof in the Collection Account, if applicable.
(G)    Taxes. The Borrower shall pay, or cause to be paid, when due all Taxes imposed upon any Relevant Party or any of its properties or which they are required to withhold and pay over, and provide evidence of such payment to the Administrative Agent if requested; provided, that no Relevant Party shall be required to pay any such Tax that is being contested in good faith by proper actions diligently conducted if (i) they have maintained adequate reserves with respect thereto in accordance with GAAP and (ii) in the case of a Tax that has or may become a Lien against any of the Collateral, such proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such Tax. All Tax returns for the consolidated group in which the Borrower is a member for U.S. federal income tax purposes and applicable state and local income tax purposes will be filed.
(H)    Maintenance of Properties. The Borrower shall ensure that each Relevant Party’s material properties and equipment used or useful in each of their business in whomsoever’s possession they may be, are kept in reasonably good repair, working order and condition, normal wear and tear excepted, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, in each case, to the extent and in the manner customary for companies in similar businesses.
(I)    ERISA. The Borrower shall deliver to the Administrative Agent such certifications or other evidence from time to time prior to the repayment of all Obligations and the termination of all Commitments, as requested by the Administrative Agent in its sole discretion, that (i) no Relevant Party is an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA or a plan within the meaning of Section 4975 of the Internal Revenue Code, or a “governmental plan” within the meaning of Section 3(32) of ERISA, (ii) no Relevant Party is subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans, and (iii) assets of the Borrower do not constitute “plan assets” within the meaning of
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

29 C.F.R. Section 2510.3-101, as modified in application by Section 3(42) of ERISA of any “benefit plan investor” as defined in Section 3(42) of ERISA.
(J)    Use of Proceeds. The Borrower will only use the proceeds of the Class A Advances and the Class B Advances as permitted under Section 2.3.
(K)    Change of State of Organization; Collections; Names, Etc.
(i)    In respect of each Assignor, the Sellers, the Facility Administrator, the Managing Members, the Financing Funds and SAP, the Borrower shall notify the Administrative Agent, the Paying Agent and the Verification Agent in writing of any change (a) in such entity’s legal name, (b) in such entity’s identity or type of organization or corporate structure, or (c) in the jurisdiction of such entity’s organization, in each case, within ten (10) days of such change; and
(ii)    in the event that the Borrower or any Affiliated Entity thereof receives any Collections directly, the Borrower shall hold, or cause such Affiliated Entity to hold, all such Collections in trust for the benefit of the Secured Parties and deposit, or cause such Affiliated Entity to deposit, such amounts into the Collection Account, as soon as practicable, but in no event later than two (2) Business Days after its receipt thereof.
(L)    Insurance. The Borrower shall maintain or cause to be maintained by the Facility Administrator pursuant to the Facility Administration Agreement and by the Manager pursuant to the Managements Agreements, at the Facility Administrator’s and the Manager’s own expenses, insurance coverage (i) by such insurers and in such forms and amounts and against such risks as are generally consistent with the insurance coverage maintained by the Borrower, Facility Administrator, the Manager, the Managing Members, the Financing Funds and SAP as of the Second Amendment and Restatement Date or (ii) as is customary, reasonable and prudent in light of the size and nature of the Borrower’s, the Facility Administrator’s, the Manager’s, the Managing Members’, the Financing Funds’ and SAP’s respective businesses as of any date after the Second Amendment and Restatement Date. The Borrower shall be deemed to have complied with this provision if one of its Affiliates has such policy coverage and, by the terms of any such policies, the coverage afforded thereunder extends to the Borrower. Upon the request of the Administrative Agent at any time subsequent to the Original Closing Date, the Borrower shall cause to be delivered to the Administrative Agent, a certification evidencing the Borrower’s, the Facility Administrator’s, the Manager’s, the Managing Members’, the Financing Funds’ and SAP’s coverage under any such policies.
(M)    Maintenance of Independent Director. The Borrower shall maintain at least one individual to serve as an independent director (an “Independent Director”) of the Borrower, (i) which is not, nor at any time during the past six (6) years has been, (a) a direct or indirect beneficial owner, a partner (whether direct, indirect or beneficial), customer or supplier of the Borrower or any of its Affiliates, (b) a manager, officer, employee, member, stockholder, director, creditor, Affiliate or associate of the Borrower or any of its Affiliates (other than as an independent officer, director, member or manager acting in a capacity similar to that set forth herein), (c) a person related to, or which is an Affiliate of, any person referred to in clauses (a) or (b), or (d) a trustee,
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

conservator or receiver for any Affiliate of the Borrower or any of its Affiliates, (ii) which shall have had prior experience as an independent director for a corporation or limited liability company whose charter documents required the unanimous consent of all independent directors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy, and (iii) which shall have at least three (3) years of employment experience with one or more entities with a national reputation and presence that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities, and is currently employed by such an entity.
(N)    The Sale and Contribution Agreement. The Borrower shall make such reasonable requests for information and reports or for action under the Sale and Contribution Agreement to SAP Seller and TEP Resources as the Administrative Agent may reasonably request to the extent that the Borrower is entitled to do the same thereunder.
(O)    Management Agreement/Servicing Agreement. The Borrower shall cause the Managing Members to direct the Financing Funds and SAP to keep in full force and effect each Management Agreement and Servicing Agreement or such equivalent replacement agreements such that O&M Services and Servicing Services are provided in respect of the Solar Assets owned by such Person in a manner consistent with the Tax Equity Financing Documents and the SAP Financing Documents and with the same degree of care that the Parent and its Affiliates use to provide similar services to Solar Assets not owned by a Financing Fund or SAP.
(P)    Maintenance of Separate Existence. The Borrower shall take all reasonable steps to continue its identity as a separate legal entity and to make it apparent to third Persons that it is an entity with assets and liabilities distinct from those of the Affiliated Entities or any other Person, and that it is not a division of any of the Affiliated Entities or any other Person. In that regard the Borrower shall:
(i)    maintain its limited liability company existence, make independent decisions with respect to its daily operations and business affairs, not amend, modify, terminate or fail to comply with the provisions of its organizational documents, not merge into or consolidate with any Person, or dissolve, terminate, liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, and, other than pursuant to the terms of the limited liability company agreement of the Borrower, not be controlled in making such decisions by any other Affiliated Entity or any other Person;
(ii)    maintain its assets in a manner which facilitates their identification and segregation from those of any of the other Affiliated Entities;
(iii)    except as expressly otherwise permitted hereunder, conduct all intercompany transactions or enter into any contract or agreement with the other Affiliated Entities except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arm’s length basis with unaffiliated third parties;
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(iv)    except as contemplated under any Transaction Document, not assume or guarantee any obligation of any of the other Affiliated Entities, nor have any of its obligations assumed or guaranteed by any other Affiliated Entity, pledge its assets for the benefit of any other Affiliated Entity, or hold itself out as responsible for the debts of any other Affiliated Entity or for the decisions or actions with respect to the business and affairs of any other Affiliated Entity;
(v)    except as expressly otherwise permitted hereunder or contemplated under any of the other Transaction Documents, the SAP Financing Documents, the SAP NTP Financing Documents or the Tax Equity Financing Documents, not permit the commingling or pooling of its funds or other assets with the assets of any other Affiliated Entity or make any loans or advances to any other Affiliated Entity;
(vi)    maintain separate deposit and other bank accounts to which no other Affiliated Entity has any access;
(vii)    compensate (either directly or through reimbursement of its allocable share of any shared expenses) all employees, consultants and agents, and Affiliated Entities, to the extent applicable, for services provided to the Borrower by such employees, consultants and agents or Affiliated Entities, in each case, either directly from the Borrower’s own funds or indirectly through documented capital contributions from Parent or any other direct or indirect parent of the Borrower;
(viii)    have agreed with each of the other relevant Affiliated Entities to allocate among themselves, through documented intercompany transactions, including documented capital contributions from Parent or any other direct or indirect parent of the Borrower, shared overhead and corporate operating services and expenses which are not reflected in documentation in connection with a Takeout Transaction (including the services of shared employees, consultants and agents and reasonable legal and auditing expenses) on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to actual use or the value of services rendered;
(ix)    pay for its own account, directly from the Borrower’s own funds or indirectly through documented capital contributions from Parent or any other direct or indirect parent of the Borrower, its own liabilities, including, without limitation, for accounting and payroll services, rent, lease and other expenses (or its allocable share of any such amounts provided by one or more other Affiliated Entity) and not have such liabilities or operating expenses (or the Borrower’s allocable share thereof) paid by any of the Affiliated Entities; provided, that Parent or another Affiliated Entity shall be permitted to pay the initial organizational expenses of the Borrower;
(x)    conduct its business (whether in writing or orally) solely in its own name through its duly authorized officers, employees and agents, including the Facility Administrator, hold itself out to the public as a legal entity separate and distinct from any other Affiliated Entity, and correct any known misunderstanding regarding its separate identity;
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(xi)    maintain a sufficient number of employees in light of its contemplated business operations, and maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;
(xii)    maintain its books, records, resolutions and agreements as official records, and shall maintain all of its books, records, financial statements and bank accounts separate from those of any other Affiliated Entity, and shall not permit its assets to be listed on the financial statement of any other Affiliated Entity; provided, however, that the Borrower’s assets may be included in a consolidated financial statement of its affiliates provided that (i) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of Borrower and such affiliates and to indicate that the Borrower’s assets and credit are not available to satisfy the debts and other obligations of such affiliates or any other Person and (ii) such assets shall be listed on the Borrower’s own separate balance sheet;
(xiii)    except as provided in the limited liability company agreement of the Borrower, not acquire obligations or securities of any other Affiliated Entities, or identify its members or the other Affiliated Entities, as applicable, as a division or part of it;
(xiv)    file its own tax returns unless prohibited by Applicable Law from doing so (except that the Borrower may file or may include its filing as part of a consolidated or combined federal, state or local tax return, to the extent required and/or permitted by Applicable Law, provided that, there shall be an appropriate notation indicating the separate existence of the Borrower and its assets and liabilities); and
(xv)    otherwise practice and adhere to corporate formalities such as complying with its organizational documents and member and Facility Administrator resolutions, the holding of regularly scheduled meetings of members and Facility Administrator, use stationery, invoices and checks separate from those of any other Affiliated Entity, and maintaining complete and correct books and records and minutes of meetings and other proceedings of its members and Facility Administrator.
(Q)    Updates to Account Schedule. Schedule II attached hereto shall be updated by the Borrower and delivered to the Administrative Agent and each Lender immediately to reflect any changes as to which the notice and other requirements specified in Section 5.2(K) have been satisfied.
(R)    Deposits into the Accounts.
(i)    The Borrower shall (a) direct, or cause to be directed, all Collections other than Collections related to SAP Solar Assets to the Collection Account and all Collections related to SAP Solar Assets to the SAP Lockbox Account, (b) direct, or cause to be directed, all Hedged SREC Counterparties to make all related Hedged SREC Payments directly into the Collection Account and, to the extent any Hedged SREC Payments are deposited by the relevant Hedged SREC Counterparty in another account, cause such
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

payments to be deposited into the Collection Account no later than two (2) Business Days after receipt, and (c) deposit or cause to be deposited all net proceeds of a Takeout Transaction into the Takeout Transaction Account in accordance with Section 2.7(B).
(ii)    The Borrower shall not and shall not permit the Managing Members or SAP to deposit into or otherwise credit (or cause to be deposited or credited), or consent to or fail to object to any such deposit or credit of, cash or cash proceeds other than Collections into the Collection Account or the SAP Lockbox Account.
(S)    Hedging. The Borrower shall at all times satisfy the Hedge Requirements. To the extent the Borrower is required to terminate one or more Hedge Agreements in order to satisfy the Hedge Requirements, the Borrower shall terminate such Hedge Agreements in the order in which they are entered into.
(T)    Update to Solar Assets. The Borrower shall notify the Facility Administrator and the Administrative Agent in writing of any additions or deletions to the Schedule of Solar Assets, no later than each Funding Date and each Payment Date (which in the case of the update delivered on any Payment Date shall be prepared as of the last day of the related Collection Period).
(U)    Notice to SAP Seller, TEP Resources and Parent. The Borrower shall promptly notify SAP Seller, TEP Resources and the Parent of a breach of Section 4.1(U) and shall require SAP Seller or the Parent to cure such breach or pay the Liquidated Damages Amount for such Defective Solar Asset pursuant to and in accordance with the Sale and Contribution Agreement or the Parent Guaranty, as applicable.
(V)    Government Approvals. The Borrower shall promptly obtain all orders, consents, authorizations, approvals, licenses and validations of, or file recordings, register with, or obtain exemption from, any Governmental Authority required as a condition to the performance of its obligations under any Transaction Document.
(W)    Underwriting and Reassignment Credit Policy. The Borrower shall provide or shall cause the Parent to provide, to the Administrative Agent (with a copy to each Lender) all proposed revisions to the Underwriting and Reassignment Credit Policy. Exhibit J shall be deemed to be amended to include such revisions upon the consent of the Administrative Agent, the Majority Lenders and the Majority Class B Lenders, in each case, in their reasonable discretion; provided, that consent by the Majority Class B Lenders shall not be unreasonably withheld, conditioned or delayed if otherwise approved by the Majority Lenders; provided, further, that if the Majority Class B Lenders have not affirmatively disapproved such revisions in writing within five (5) Business Days of receiving such revisions and the Majority Lenders have otherwise approved such revisions, such revisions shall be deemed approved by the Majority Class B Lenders.
(X)    Deviations from Approved Forms. The Borrower shall provide or shall cause the applicable Seller to provide, to the Administrative Agent all proposed forms of Solar Service Agreements which deviate in any material respect from a form attached hereto as Exhibit G (each such form a “Proposed Form”) and shall provide notice to the Administrative Agent (with a copy to each Lender) regarding the cessation of a form of Solar Service Agreement attached hereto as
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[***] = Certain information has been excluded from this exhibit because it is both not material
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Exhibit G or previously delivered hereunder. The Administrative Agent shall use its best efforts to notify the Borrower in writing within ten (10) Business Days of receipt of a Proposed Form of its objection or approval of the terms of such Proposed Form. Upon the written approval of the Administrative Agent, such approval not to be unreasonably withheld or delayed, Exhibit G shall be deemed to be amended to include such Proposed Form as a Solar Service Agreement in addition to the other forms attached or previously delivered hereunder. The Borrower shall, no less frequently than once per calendar quarter, provide or shall cause the applicable Seller to provide, (i) to the Administrative Agent all forms of Solar Service Agreements that incorporate changes which do not deviate materially from a form attached hereto as Exhibit G and (ii) to the Lenders all forms of Solar Service Agreements that have been updated pursuant to this Section 5.1(X). Upon receipt by the Administrative Agent of such forms of Solar Service Agreements, Exhibit G shall be deemed to be amended to include such forms in addition to the other forms attached or previously delivered hereunder.
(Y)    Beneficial Owner Certification. Promptly following any request therefor, the Borrower shall provide such information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the Patriot Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws.
(Z)    Sanctions and AML Compliance. Each Relevant Party (or the Parent on their behalf) will maintain policies and procedures designed to promote compliance with any applicable anti-bribery, anti-corruption, anti-money laundering and sanctions laws and the representations set forth in Section 4.1(S).
(AA)    Notices to Class B Lenders. The Borrower shall simultaneously provide to each Class B Lender any notices or other requests for approval (including any related documents delivered in connection therewith) that the Borrower provides in connection with seeking Majority Class B Lender approval under Section 3.3(B), 5.1(W), 5.2(L) or 8.1(E) of this Agreement or the definition of “Approved Tax Equity Partner” herein, whether or not the approval of any such Class B Lender would be required in order to determine the requisite Class B Lenders comprising the Majority Class B Lenders.
(BB)    Self-Performance Option. To the extent any Financing Fund that has been granted a Self-Performance Option that is exercisable in accordance with the applicable Tax Equity Investor Consent and an Amortization Event or an Event of Default has occurred and is continuing, the Borrower shall cause the related Managing Member to cause such Self-Performance Option to be exercised, if so directed in writing by the Administrative Agent.
(CC)    Transfer of Solar Assets to SAP. To the extent (i) the Master Purchase Agreement or other Tax Equity Financing Documents for a Financing Fund permit the transfer of any related Solar Assets from such Financing Fund to SAP, (ii) the related Tax Equity Investor has failed to fund a required capital contribution under the related Financing Fund LLCA (whether due to a failure to satisfy one or more conditions precedent thereunder or otherwise), (iii) if applicable, such conditions precedent could not reasonably be expected to be satisfied within sixty (60) days after such Tax Equity Investor’s failure to fund such required capital contribution and (iv) such Solar Assets have
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

not been transferred to another Financing Fund in which such other Financing Fund’s Tax Equity Investor has funded its required capital contributions with respect to such Solar Assets within sixty (60) days after the original Tax Equity Investor’s failure to fund such required capital contribution, the Borrower shall cause the related Financing Fund to transfer any related Solar Assets from such Financing Fund to SAP pursuant to the related SAP Transfer Agreement, if so directed in writing by the Administrative Agent, in accordance with such Master Purchase Agreement or such other Tax Equity Financing Documents for such Financing Fund, as applicable.
(DD)    Amendment to TEP 8-G Financing Fund. The Borrower shall use commercially reasonable efforts to enter into amendments to the Master Purchase Agreement and other applicable Tax Equity Financing Documents for the TEP 8-G Financing Fund in form and substance reasonable satisfactory to the Administrative Agent within thirty (30) days of the Amendment No. 3 Effective Date (or such later date as the Administrative Agent may agree to in its reasonable discretion) in order to permit the transfer of any related Solar Assets from such Financing Fund to SAP in the manner contemplated by Section 5.1(CC), including the entry into a related SAP Transfer Agreement (in form and substance reasonable satisfactory to the Administrative Agent).
Section 5.2    Negative Covenants
. The Borrower covenants and agrees that, until all Obligations (other than contingent obligations not then due) hereunder have been paid in full, the Borrower will not:
(A)    Business Activities. Conduct any business other than:
(i)    the acquisition from time to time of any or all right, title and (direct or indirect) interest in and to (1) Solar Assets and Solar Asset Owner Member Interests and all rights and interests thereunder or relating thereto pursuant to the Sale and Contribution Agreement and (2) SRECs in accordance with Section 5.2(N);
(ii)    (1) the conveyance from time to time of Solar Asset Owner Member Interests, SAP Solar Assets or Hedged SREC Solar Assets in connection with a Takeout Transaction, (2) the conveyance from time to time of Solar Assets to SAP ~~and~~, (3) the sale or transfer from time to time of any Excess SRECs~~;~~ and (4) the conveyance from time to time of Ineligible Solar Assets (so long as no Amortization Event, Borrowing Base Deficiency, Event of Default, Potential Amortization Event or Potential Default has occurred and is continuing (or would result from such conveyance)), as certified by the Borrower to the Administrative Agent (for its behalf and on behalf of the Lenders) in connection with such conveyance;
(iii)    the origination of Hedged SREC Agreements;
(iv)    the execution and delivery by the Borrower from time to time of purchase agreements, in form and substance satisfactory to the Administrative Agent, related to the sale of securities by the Borrower or any of their Affiliates in connection with a Takeout Transaction;
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(v)    the performance by the Borrower of all of its obligations under the aforementioned agreements and under this Agreement and any documentation related thereto;
(vi)    the preparation, execution and delivery of any and all other documents and agreements as may be required in connection with the performance of the activities of the Borrower approved above; and
(vii)    to engage in any lawful act or activity and to exercise any powers permitted under the Delaware Limited Liability Company Act that are reasonably related, incidental, necessary, or advisable to accomplish the foregoing; or
(viii)    permit the Managing Members or SAP to conduct any business other than the transactions contemplated by the Tax Equity Financing Documents (including the sale of Tax Credits pursuant to any ITC Transfer Agreements).
Notwithstanding the foregoing, after the Original Closing Date and at any time on or prior to the earlier of (a) the Maturity Date and (b) the date on which all Obligations (other than contingent obligations not then due) of the Borrower hereunder have been paid in full, the Borrower shall not, without the prior written consent of the Administrative Agent and the Majority Lenders (1) purchase or otherwise acquire any Solar Assets or Solar Asset Owner Member Interests, or interests therein, except for acquisitions from TEP Resources pursuant to and in accordance with the Sale and Contribution Agreement, (2) convey or otherwise dispose of any Collateral or interests therein, other than permitted under Section 5.2(A)(ii) or Section 5.2(E) or the SAP Contribution Agreement, or (3) establish any Subsidiaries; provided, that notwithstanding this paragraph, the Borrower may continue to own directly or indirectly interests in the Financing Funds and SAP, which shall purchase and acquire Solar Assets in accordance with the terms of the SAP Financing Documents, the SAP NTP Financing Documents or the Tax Equity Financing Documents, as applicable.
(B)    Sales, Liens, Etc. Except as permitted hereunder (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, the Collateral or any portion thereof, or upon or with respect to the Collection Account or any other account owned by or in the name of the Borrower or SAP to which any Collections are sent, or assign any right to receive income in respect thereof, or (ii) create or suffer to exist any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, to secure or provide for the payment of any Indebtedness of any Person or for any other reason; provided that notwithstanding anything to the contrary herein, this Section 5.2(B) shall not prohibit (x) any Lien that constitutes a Permitted Lien or a Permitted Equity Lien, (y) a SAP Transfer or (z) so long as notice is given to Administrative Agent (with a copy to each Lender) under any Facility Administrator Report of any of the following, any actions permitted under Section 5.2(A)(ii).
(C)    Indebtedness. Incur or assume any Indebtedness, except Permitted Indebtedness.
(D)    Loans and Advances. Make any loans or advances to any Person.
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(E)    Dividends, Etc. Declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any interest in Borrower, or purchase, redeem or otherwise acquire for value any interest in the Affiliated Entities or any rights or options to acquire any such interest to any Person that is not the Borrower, except:
(i)    transfers, dividends or other distributions of Transferable Solar Assets to TEP Resources pursuant to the Sale and Contribution Agreement;
(ii)    distributions of cash by the Borrower to the Borrower’s Account in accordance with Section 2.7(B)(xiv)(b);
(iii)    distributions of Solar Assets that were Substantial Stage Solar Assets or Final Stage Solar Assets in accordance with a SAP Transfer;
(iv)    transfers, dividends or other distributions of Service Incentives, Grid Services Revenue or ITC Transfer Proceeds;
(v)    transfers, dividends or other distributions of Solar Asset Owner Member Interests, SAP Solar Assets or Hedged SREC Solar Assets in connection with a Takeout Transaction;
(vi)    transfers, dividends or other distributions of SREC Direct Sale Proceeds; or
(vii)    transfers, dividends or other distributions of Excess SRECs and Excess SREC Proceeds;
provided, that the distributions described in Section 5.2(E)(i) shall not be permitted if either an Event of Default or Potential Default would result therefrom unless all outstanding Obligations (other than contingent liabilities for which no claims have been asserted) have been irrevocably paid in full with all accrued but unpaid interest thereon and any related Liquidation Fees; provided, further, that nothing in this Section 5.2(E) shall prohibit or limit any Financing Fund Contributions~~.~~; provided, further, notwithstanding anything to the contrary set forth in Sections 5.2(E)(vi) and (vii) or otherwise set forth in any Transaction Document, upon the occurrence and during the continuation of an Event of Default, the Borrower shall not effect any transfer, dividend or other distribution of (1) SRECs, (2) SREC Direct Sale Proceeds, (3) Excess SRECs or (4) Excess SREC Proceeds, in each case, owned by any of the Borrower, SAP or the Managing Members, and in each case, not effect any transaction that would prevent the assets described in clauses (1) – (4) from constituting Collateral under this Agreement and the other Transaction Documents, in each case, unless such transaction is effected at arm’s length and the proceeds thereof are in cash held by the Borrower and constitute Collateral.
(F)    Mergers, Etc. Merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, except in connection with the acquisition or sale of Solar Assets or Solar Asset Owner Member Interests and similar property pursuant to the Sale and Contribution Agreement, in
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[***] = Certain information has been excluded from this exhibit because it is both not material
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connection with a Takeout Transaction or an acquisition or sale where all Obligations have been paid in full with all accrued but unpaid interest thereon and any related Liquidation Fees.
(G)    Investments. Make any investment of capital in any Person either by purchase of stock or securities, contributions to capital, property transfer or otherwise or acquire or agree to acquire by any manner any business of any Person except pursuant to the transactions contemplated herein and in the SAP Financing Documents, the SAP NTP Financing Documents or the Tax Equity Financing Documents.
(H)    Change in Organizational Documents. Amend, modify or otherwise change any of the terms or provisions in its organizational documents as in effect on the Second Amendment and Restatement Date (i) if such amendment, modification or change is immaterial, without the consent of the Administrative Agent or (ii) if such amendment, modification or change is material, without the consent of the Administrative Agent and the Majority Lenders.
(I)    Transactions with Affiliates. Enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions contemplated by the Transaction Documents, the SAP Financing Documents, the SAP NTP Financing Documents, the Tax Equity Financing Documents or any similar conveyance agreement entered into in connection with a Takeout Transaction or SAP Transfer, (ii) any other transactions (including the lease of office space or computer equipment or software by the Borrower from an Affiliate and the sharing of employees and employee resources and benefits) (a) in the ordinary course of business or as otherwise permitted hereunder, (b) pursuant to the reasonable requirements and purposes of the Borrower’s business, (c) upon fair and reasonable terms (and, to the extent material, pursuant to written agreements) that are consistent with market terms for any such transaction, and (d) permitted by Section 5.2(B), Section 5.2(C), Section 5.2(E) or Section 5.2(F), (iii) employment and severance arrangements and health, disability and similar insurance or benefit plans between the Borrower and its directors, officers, employees in the ordinary course of business, and (iv) the payment of customary fees and reasonable out of pocket costs to, and indemnities provided on behalf of, directors, managers, consultants, officers and employees of any parent entity of the Borrower to the extent attributable to the ownership or operation of the Borrower.
(J)    Addition, Termination or Substitution of Accounts. Add, terminate or substitute, or consent to the addition, termination or substitution of, the Collection Account, the Supplemental Reserve Account, the Liquidity Reserve Account, the WIP Reserve Account, the SAP Lockbox Account (including any termination, revocation or substitution of the standing instructions to sweep amounts on deposit in the SAP Lockbox Account into the SAP Revenue Account on a daily basis as set forth in Section 4.1(G)), the SAP Revenue Account or the Takeout Transaction Account unless the Administrative Agent and the Majority Lenders shall have consented thereto after having received at least thirty (30) days’ prior written notice thereof. Notwithstanding the foregoing, the Borrower neither has nor shall have any control over the Collection Account, the Supplemental Reserve Account, the Liquidity Reserve Account, the WIP Reserve Account, the SAP Lockbox Account, the SAP Revenue Account or the Takeout Transaction Account. For the avoidance of doubt, any Financing Fund Contributions shall not be controlled or distributed through the Paying Agent Accounts.
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(K)    Collections. (i) Deposit at any time Collections into any bank account other than in accordance with Section 5.1(R), (ii) make any change to the payment instructions to a Financing Fund, a Managing Member or SAP in respect of the Solar Asset Owner Member Interests to any other destination other than the Collection Account, (iii) make any change to the payment instructions to any Hedged SREC Counterparty or direct any Hedged SREC Counterparty to make any Hedged SREC Payments to go to any destination other than the Collection Account, or (iv) permit the assets of any Person (other than the Borrower) to be deposited into the Collection Account.
(L)    Amendments to Transaction Documents. (x) Without the consent of the Administrative Agent and subject to Section 10.2, amend, modify or otherwise change any of the terms or provisions of any Transaction Document other than (i) supplements identifying Solar Assets and/or Solar Asset Owner Member Interests to be transferred in accordance with the Sale and Contribution Agreement, (ii) supplements identifying Solar Assets to be financed in connection with each Funding Date, (iii) amendments, supplements or other changes in accordance with the terms of the applicable Transaction Document, the SAP Financing Documents, the SAP NTP Financing Documents or Tax Equity Financing Document, and (iv) amendments, supplements or other changes with respect to exhibits and schedules to any Transaction Document, the SAP Financing Documents, the SAP NTP Financing Documents or Tax Equity Financing Document that would not reasonably be expected to have a material adverse effect on the value, enforceability, or collectability of the Collateral or adversely affect Collections and (y) without the consent of the Majority Class B Lenders, amend, modify or otherwise change the Parent Guaranty or Section 8 of the Sale and Contribution Agreement.
(M)    Bankruptcy of Tax Equity Parties. Without the consent of the Administrative Agent, the Borrower shall not, directly or indirectly, cause the institution of bankruptcy or insolvency proceedings against a Tax Equity Party.
(N)    SRECs. The Borrower shall not acquire SRECs directly or indirectly from a Financing Fund unless such acquisition (i) is pursuant to distribution of such SRECs from such Financing Fund, (ii) does not require the Borrower to purchase such SRECs or otherwise make any conveyance in exchange for such SRECs and (iii) is made pursuant to documentation acceptable to the Administrative Agent.
(O)    Tax Sharing Agreement. Neither SEI nor any of its subsidiaries, including the Borrower, will enter into a tax sharing or other agreement for the use of the tax assets of its consolidated group while the Advances or the Commitments are outstanding. The Borrower shall not be required to make any payments to SEI or any other member of a consolidated group for the use of any tax attribute, including NOLs, while the Advances or the Commitments are outstanding.
(P)    Tax Treatment. No election will be made to treat the Borrower as other than a corporation for U.S. federal income tax, and applicable state and local tax, purposes.
Section 5.3    Covenants Regarding the Solar Asset Owner Member Interests
. The Borrower covenants and agrees, that, until all Obligations (other than contingent obligations not then due) hereunder have been paid in full, the Borrower shall:
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(A)    determine whether or not to exercise each Purchase Option in accordance with the Purchase Standard. The Borrower will make such determination, and if it determines to do so, will exercise such Purchase Option, no later than sixty (60) days following the related Call Date in accordance with the terms and conditions of the related Financing Fund LLCA. Such determination will take into account whether sufficient funds are available in the Supplemental Reserve Account to pay the related Purchase Option Price, and if such funds are not then available in the Supplemental Reserve Account, the Borrower shall make a determination, in accordance with the Purchase Standard, whether to exercise such Purchase Option as soon thereafter as such funds are available in the Supplemental Reserve Account. Upon the Borrower’s exercise and completion of a Purchase Option or exercise and completion of a Financing Fund Withdrawal Right by the related Tax Equity Investor, the Borrower shall (i) instruct the related Financing Fund to pay all distributions to be made by such Financing Fund to the Borrower in respect of the Managing Member Interests and the Tax Equity Investor Interests directly to the Collection Account and deliver to the Administrative Agent the original certificate of the related Managing Member Interests and the related Tax Equity Investor Interests together with instruments of transfer executed in blank, (ii) cause the Managing Members to execute and deliver to the Administrative Agent an Accession Agreement to the Pledge Agreement covering the Tax Equity Investor Interest acquired pursuant to the Purchase Option or the Financing Fund Withdrawal Right, as applicable, and (iii) cause the Managing Members to amend the related Financing Fund LLCA to require such Financing Fund to have at all times an Independent Director;
(B)    (x) cause the Managing Members (i) to cause each Financing Fund to make all Managing Member Distributions directly to the Collection Account and (ii) to deliver to the Administrative Agent for deposit into the Collection Account any Managing Member Distributions received by the Managing Members and (y) cause SAP to (i) make all SAP Distributions directly to the Collection Account and (ii) to deliver to the Administrative Agent for deposit into the Collection Account any SAP Distributions received by SAP;
(C)    cause each of the Managing Members and SAP (i) to comply with the provisions of its operating agreement and (ii) not to take any action that would cause the Managing Members to violate the provisions of the related Financing Fund LLCA;
(D)    cause each of the Managing Members and SAP to maintain all material licenses and permits required to carry on its business as now conducted and in accordance with the provisions of the Transaction Documents, except to the extent the failure to do so could not reasonably be expected to have a material adverse effect on the interests of the Administrative Agent or the Lenders;
(E)    not permit or consent to the admission of any new member of the Managing Members or SAP other than a successor independent member in accordance with the provisions of their respective operating agreements;
(F)    cause the Managing Members not to permit or consent to the admission of any new member of a Financing Fund other than pursuant to the exercise of a Purchase Option by the Managing Member or the exercise of a Financing Fund Withdrawal Right by the related Tax Equity Investor;
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[***] = Certain information has been excluded from this exhibit because it is both not material
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(G)    (i) cause the Managing Members not to make any ~~material~~ amendment to a Tax Equity Financing Document that could reasonably be expected to have a material adverse effect on the interests of the Administrative Agent or the Lenders ~~and~~(other than amendments to the Tax Equity Financing Documents that are described in and governed by Section 5.3(N)), (ii) cause the Managing Members and SAP not to make any ~~material~~ amendment to their respective operating agreements that could reasonably be expected to have a material adverse effect on the interests of the Administrative Agent or the Lenders~~;~~ and (iii) provide the Administrative Agent at least three (3) Business Days’ prior written notice (unless waived by the Administrative Agent in its sole discretion) of any proposed amendments to a Tax Equity Financing Document or an operating agreement of a Managing Member or SAP which could not reasonably be expected to have a material adverse effect on the interests of the Administrative Agent or the Lenders;
(H)    cause the Managing Members on their own behalf and on behalf of each Financing Fund (i) to comply with and enforce the provisions of the Tax Loss Insurance Policies ~~and~~, (ii) not to consent to any amendment to a Tax Loss Insurance Policy to the extent that such amendment could reasonably be expected to have a material adverse effect on the interests of the Administrative Agent or the Lenders and (iii) cause each Tax Loss Insurance Policy to be in full force and effect during the applicable tax loss time period;
(I)    cause the Managing Members to cause each Financing Fund to comply with the provisions of each respective Financing Fund LLCA in all material respects and not take any action that would violate the provisions of such Financing Fund LLCA in any material respect;
(J)    cause the Managing Members to cause each Financing Fund and cause the Managing Members and SAP to maintain all material licenses and permits required to carry on its business as now conducted and in accordance with the provisions of the SAP Financing Documents, the SAP NTP Financing Documents and the Tax Equity Financing Documents, except to the extent the failure to do so could not reasonably be expected to have a material adverse effect on the interests of the Administrative Agent or the Lenders;
(K)    cause the Managing Members to cause the related Financing Funds not to incur any indebtedness or sell, dispose of or other encumber any of its assets other than, in each case, as permitted by (i) the Transaction Documents, (ii) with respect to each related Financing Fund, the applicable Tax Equity Financing Documents as in effect with respect to such Financing Fund as of the date the Borrower acquired the applicable Managing Member of such Financing Fund in accordance with Section 3.3 (solely to the extent the Managing Member of any such Financing Fund can effect such action on behalf of such Financing Fund without the consent of the related Tax Equity Investor) and (iii) with respect to each related Financing Fund, the ITC Transfer Agreements;
(L)    cause the Managing Members to obtain the consent of the Administrative Agent for (i) any Major Actions to be taken (other than amendments to Tax Equity Financing Documents, which shall be governed by Section 5.3(G)(i)) or (ii) any action that could reasonably be expected to cause a Material Adverse Effect;
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(M)    cause the Managing Members on their own behalf and on behalf of each Financing Fund to not enter into any ITC Transfer Agreement without the consent of the Administrative Agent; and
(N)    cause the Managing Members not to include any DC Tax Credit Adder and/or a Tax Credit adder for “low-income communities” (as provided for in Section 48(e) or Section 48E(h) of the Internal Revenue Code) in (i) any final true-up calculation for any Financing Fund or (ii) if not previously approved for such Financing Fund in connection with a final true-up calculation, any applicable tax return claiming any such adder, in each case, without the consent of the Administrative Agent (such Administrative Agent consent subject to reasonably satisfactory due diligence provided to the Administrative Agent and all Lenders); provided that, at any time prior to the date of any DC Tax Credit Adder being included in a final true-up calculation or claimed in any applicable tax return, the Managing Members shall not, without consent of the Administrative Agent, with respect to such Financing Fund, (A) change any approved equipment treated as having Domestic Manufactured Products and Components Costs (described in IRS Notice 2023-38), (B) change any material component of the calculation method for DC Tax Credit Adders from a calculation method previously approved by the Administrative Agent, or (C) change material assumptions used in the calculation of DC Tax Credit Adders in a manner that results in Solar Assets having a higher adjusted percentage for the Adjusted Percentage Rule (described in IRS Notice 2023-38) than the percentage that would have resulted for such Solar Assets had previous assumptions from the Borrower’s consultants and accountants instead been applied.
ARTICLE VI

Events of Default
Section 6.1    Events of Default
. The occurrence of any of the following specified events shall constitute an event of default under this Agreement (each, an “Event of Default”):
(A)    Non-Payment. (i) The Borrower shall fail to make any required payment of principal (excluding any payment required to be made to cure a Class B Borrowing Base Deficiency during the Amortization Period) or interest when due hereunder (excluding Class A Subordinated Interest Distribution Amounts, Class B Subordinated Interest Distribution Amounts and Additional Interest Distribution Amounts during the Amortization Period) and such failure shall continue unremedied for two (2) Business Days after the day such payment is due or (ii) the Borrower shall fail to pay the Aggregate Outstanding Advances by the Maturity Date, or (iii) the Borrower shall fail to make any required payment on any other Obligation when due hereunder or under any other Transaction Document and such failure under this sub-clause (iii) shall continue unremedied for five (5) Business Days after the earlier of (a) written notice of such failure shall have been given to the Borrower by the Administrative Agent or any Lender or (b) the date upon which a Responsible Officer of the Borrower obtained knowledge of such failure.
(B)    Representations. Any representation or warranty made or deemed made by the Borrower (other than pursuant to Section 4.1(U) hereof or, with respect to the Parent only, Section 4.1(L) hereof), a Seller, TEP Resources, the Parent, the Facility Administrator, the Managing
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Members or SAP herein or in any other Transaction Document (after giving effect to any qualification as to materiality set forth therein, if any) shall prove to have been inaccurate in any material respect when made and such defect, to the extent it is capable of being cured, is not cured within thirty (30) days from the earlier of (i) the date of receipt by the Borrower, the Parent, a Seller, TEP Resources, the Facility Administrator, the Managing Members or SAP, as the case may be, of written notice from the Administrative Agent of such failure by the Borrower, the Parent, the Facility Administrator, a Seller, TEP Resources, the Managing Members or SAP, as the case may be, or (ii) the date upon which a Responsible Officer of the Borrower, the Parent, the Facility Administrator, a Seller, TEP Resources, the Managing Members or SAP, as the case may be, obtained knowledge of such failure.
(C)    Covenants. The Borrower, a Seller, TEP Resources, the Facility Administrator, the Managing Members or SAP shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or in any other Transaction Document which (other than with respect to Section 5.1(DD)) has not been cured within thirty (30) days from the earlier of (i) the date of receipt by the Borrower, a Seller, TEP Resources, the Facility Administrator, the Managing Members or SAP, as the case may be, of written notice from the Administrative Agent of such failure by the Borrower, the Parent, the Facility Administrator, a Seller, TEP Resources, the Managing Members or SAP, as the case may be, or (ii) the date upon which a Responsible Officer of the Borrower, the Parent, the Facility Administrator, a Seller, TEP Resources, the Managing Members or SAP, as the case may be, obtained knowledge of such failure.
(D)    Validity of Transaction Documents. This Agreement or any other Transaction Document shall (except in accordance with its terms), in whole or in part, cease to be (i) in full force and effect and/or (ii) the legally valid, binding and enforceable obligation of a Seller, TEP Resources, the Borrower, the Parent, the Facility Administrator, a Managing Member or SAP.
(E)    Insolvency Event. An Insolvency Event shall have occurred with respect to SEI, Parent, a Seller, TEP Resources, Borrower, the Facility Administrator, a Managing Member, SAP or a Financing Fund.
(F)    Breach of Parent Guaranty; Failure to Pay Liquidated Damages Amounts. (i) Any failure (after the expiration of any cure period therein) by Parent to perform under the Parent Guaranty; provided that a breach by Parent of the Financial Covenants is not an Event of Default hereunder~~,~~; or (ii) any failure of a Seller or TEP Resources to pay Liquidated Damages Amounts pursuant to the Sale and Contribution Agreement (after the expiration of any cure period therein).
(G)    ERISA Event. Either (i) any ERISA Event shall have occurred or (ii) the assets of the Borrower become subject to Title I of ERISA, Section 4975 of the Internal Revenue Code, or, by reason of any investment in the Borrower by any governmental plan, as the case may be, any other federal, state, or local provision similar to Section 406 of ERISA or Section 4975 of the Internal Revenue Code.
(H)    Borrowing Base Deficiency. (i) A Class A Borrowing Base Deficiency (or, during the Availability Period, a Class B Borrowing Base Deficiency) in an aggregate amount equal to or less than $[***] continues for more than five (5) consecutive Business Days or (ii) a Class A Borrowing
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Base Deficiency (or, during the Availability Period, a Class B Borrowing Base Deficiency) in an aggregate amount greater than $[***] continues for more than two (2) consecutive Business Days.
(I)    Security Interest. The Administrative Agent, for the benefit of the Lenders, ceases to have a first priority perfected security interest in Collateral having a value in excess of the lesser of 1.00% of the Aggregate Discounted Solar Asset Balance and $1,000,000 and such failure shall continue unremedied for more than five (5) Business Days unless such Liens with a higher priority than the Administrative Agent’s Liens are Permitted Liens or Permitted Equity Liens; provided that if such cessation in security interest is due to Administrative Agent’s actions, then no Event of Default shall be deemed to occur under this Section 6.1(I).
(J)    Judgments. There shall remain in force, undischarged, unsatisfied, and unstayed for more than thirty (30) consecutive days, any final non-appealable judgment against any Relevant Party in excess of $250,000, in each case over and above the amount of insurance coverage available from a financially sound insurer that has not denied coverage.
(K)    1940 Act. Any Relevant Party becomes, or becomes controlled by, an entity required to register as an “investment company” under the 1940 Act.
(L)    Hedging. (i) Failure of the Borrower to maintain Hedge Agreements satisfying the Hedge Requirements (except to the extent such failure is solely a result of a Hedge Counterparty ceasing to be a Qualifying Hedge Counterparty, which shall be governed by clause (ii) of this Section 6.1(L)) and such failure continues for five (5) Business Days or (ii) any Hedge Counterparty ceases to be a Qualifying Hedge Counterparty and such Hedge Counterparty is not replaced with a Qualifying Hedge Counterparty within twenty (20) Business Days.
(M)    Change of Control. The occurrence of a Change of Control~~.~~; provided, however, that any restructuring, refinancing or incurrence of indebtedness by SEI or Parent that triggers a Change of Control under clause (xiii) of the definition thereof shall only trigger an Event of Default under this clause (M) after such indebtedness has remained outstanding for thirty (30) days and has not been further modified or refinanced during such period in a manner to cure the breach under clause (xiii) of the definition of Change of Control.
(N)    Financing Fund Material Adverse Effect. The occurrence of any event that results in a Material Adverse Effect (as defined in the Financing Fund LLCA) with respect to a Managing Member or a Financing Fund.
(O)    Replacement of Manager. The Manager resigns, removed or is replaced under a Management Agreement or a Servicing Agreement and, in each case, a replacement Manager, acceptable to the Administrative Agent has not accepted an appointment under such agreement within sixty (60) days of such resignation or removal.
(P)    Parent/SEI Material Adverse Effect. A representation or warranty made or deemed made by the Borrower pursuant to Section 4.1(L) hereof regarding the Parent or SEI shall prove to have been inaccurate in any material respect when made and such defect, to the extent it is capable
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[***] = Certain information has been excluded from this exhibit because it is both not material
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of being cured, is not cured within ninety (90) days from the earlier of the date of receipt by the Borrower of written notice from the Administrative Agent of such failure by the Borrower.
(Q)    Resignation or Removal of Managing Member. A Managing Member resigns or is removed under a Financing Fund LLCA.
(R)    Manager Replacement Transition Plan. (i) Sunnova Management itself, or the services provided by the Manager under the Management Agreements and the Servicing Agreements, as applicable, are not restructured to limit the likelihood that the entity thereto would be made subject to a bankruptcy proceeding of SEI, Intermediate Holdco, Sunnova Inventory Holdings, Sunnova Inventory Pledgor, TEP Inventory, SAP Seller, Financing Fund Seller or, if such Person is itself not restructured in accordance with this clause (i), Sunnova Management, in a manner reasonably acceptable to the Administrative Agent, by March 31, 2025 (the foregoing, the “Restructured O&M and Services Arrangement” and the Person or Persons providing such services in connection therewith, collectively, the “Restructured O&M and Services Provider”) or (ii) one or more Acceptable Back-Up O&M and Services Providers providing back-up services in respect of the services provided by the Manager under the Management Agreements and the Servicing Agreements, as applicable, is not engaged by March 31, 2025 (the foregoing, collectively, the “Third-Party Back-Up O&M and Services Engagement” and the Acceptable Back-Up O&M and Services Provider or Acceptable Back-Up O&M and Services Providers engaged in connection therewith, collectively, the “Engaged Back-Up O&M and Services Provider”); provided that, (a) notwithstanding any provision herein or in any other Transaction Document to the contrary, the Borrower shall be permitted to terminate any arrangements with Engaged Back-Up O&M and Services Providers and replace such arrangements (in whole or in part) with agreements with the Restructured O&M and Services Provider upon implementation of the Restructured O&M and Services Arrangement and (ii) the date set forth in each of clauses (i) and (ii) may be extended from time to time by the Administrative Agent (in its reasonable discretion).
Section 6.2    Remedies
. If any Event of Default shall then be continuing, the Administrative Agent (i) may, in its discretion, or (ii) shall, upon the written request of the Majority Lenders (or, with respect to paragraph (D) below, in the event that proceeds of such foreclosure or liquidation are less than the aggregate amount of all Class A Obligations then outstanding, upon the written direction of Class A Lenders (other than Defaulting Lenders) having Class A Advances equal to or exceeding eighty percent (80.0%) of all Class A Advances (other than Class A Advances to Defaulting Lenders) then outstanding), by written notice to the Borrower and the Lenders, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against the Borrower in any manner permitted under applicable law:
(A)    declare the Commitments terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately without any other notice of any kind;
(B)    declare the principal of and any accrued interest in respect of the Class A Advances, the Class B Advances and all other Obligations owing hereunder and thereunder to be, whereupon the same shall become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided, that, upon the
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occurrence of an Insolvency Event with respect to the Borrower, the principal of and any accrued interest in respect of the Advances and all other Obligations owing hereunder shall be immediately due and payable without any notice to the Borrower or Lenders;
(C)    if the Facility Administrator is Sunnova Management, replace the Facility Administrator with a Successor Facility Administrator in accordance with the Facility Administration Agreement; and/or
(D)    foreclose on and liquidate the Collateral or to the extent permitted by the Tax Equity Financing Documents, the Solar Assets owned by a Financing Fund, and pursue all other remedies available under the Security Agreement, the Pledge Agreement, the Subsidiary Guaranty and the other Transaction Documents, subject to the terms of the Tax Equity Financing Documents.
Section 6.3    Class B Buyout Option
.
(A)    The Administrative Agent shall provide prompt written notice (the “Triggering Event Notice”) to the Class B Lenders if an Event of Default shall have occurred and (i) the Administrative Agent shall have declared the Class A Advances, the Class B Advances and all other Obligations hereunder and thereunder immediately due and payable, (ii) the Administrative Agent shall have commenced enforcement proceedings against the Borrower and the Collateral or (iii) an Event of Default shall be continuing for sixty (60) days and the Administrative Agent shall not have commenced enforcement proceedings against the Borrower and the Collateral; provided, however, that, in no event shall the Administrative Agent be obligated to send to the Class B Lenders more than one (1) Triggering Event Notice in respect of any single event or occurrence as to which such notice relates. The Triggering Event Notice shall include the bank account information for payment of the Class B Buyout Amount and the following (including supporting detail) without duplication: (i) the aggregate principal amount of the Class A Advances, interest and fees with respect thereto (but excluding any prepayment fees or penalties), the fees, expenses and indemnities due the Administrative Agent, and all other Obligations owing to the Class A Lenders then outstanding and unpaid and (ii) the Obligations owing to the Class A Lenders expected to accrue through the Class B Buyout Option Exercise Date (provided that any such amounts that are not earned or actually due and owing as of the Class B Buyout Option Exercise Date shall not be required to be paid on the Class B Buyout Option Exercise Date) and (iii) the amount of all liabilities that have been incurred by the Borrower under Section 10.5 to the Class A Lenders (such amounts in clause (iii), the “Class A Indemnified Liabilities”, and such amounts in clauses (i) through (iii), collectively, “Estimated Class B Buyout Amount”).
(B)    The Class B Lenders shall have the option (the “Class B Buyout Option”), exercised by delivery of a written notice to the Administrative Agent and the other Class B Lenders (a “Class B Buyout Notice”), to purchase all (but not less than all) of the aggregate principal amount of the Class A Advances, together with interest and fees due with respect thereto, and all other Obligations owing to the Class A Lenders (collectively, the “Class B Purchase Rights”). Unless the Administrative Agent (acting at the direction of the Majority Lenders), in each case, agrees in writing to a longer time period, the Class B Purchase Right shall be exercisable by any one or more Class B Lenders for a period of ten (10) Business Days, commencing on the date on which the
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Administrative Agent provides the Triggering Event Notice (each such date, a “Class B Purchase Right Termination Date”). The Class A Lenders shall retain all rights to be indemnified or held harmless by the Borrower in accordance with the terms of this Agreement with respect to any contingent claims for indemnification or cost reimbursement that are not paid as part of the Class B Buyout Amount. Prior to the applicable Class B Purchase Right Termination Date, any one or more Class B Lenders may exercise the Class B Purchase Right (each, a “Buyout Class B Lender”) by delivering the Class B Buyout Notice, which notice (i) shall be irrevocable (unless the final Class B Buyout Amount is more than $[***] higher than the Estimated Class B Buyout Amount set forth in the Triggering Event Notice, in which case such Class B Buyout Notice may be revoked in the sole and absolute discretion of the applicable Class B Lender at any time prior to the Class B Buyout Option Exercise Date), (ii) shall state that each such Class B Lender is electing to exercise the Class B Purchase Rights (ratably based on the aggregate Class B Commitments of the Non-Conduit Lenders related to each Buyout Class B Lender over the aggregate Class B Commitments of the Non-Conduit Lenders related to all Buyout Class B Lenders or such other allocation as the related Class B Lenders shall agree) and (iii) shall specify the date on which such right is to be exercised by such Class B Lenders (such date, the “Class B Buyout Option Exercise Date”), which date shall be a Business Day not more than fifteen (15) Business Days after receipt by the Administrative Agent and the other Class B Lenders of such notice(s).
(C)    On the Business Day prior to the Class B Buyout Option Exercise Date, the Administrative Agent shall deliver to each Buyout Class B Lender a written notice specifying (without duplication) the aggregate outstanding principal balance of the Class A Advances, interest and fees with respect thereto (but excluding any prepayment fees or penalties) and all other Obligations owing to the Class A Lenders then outstanding and unpaid as of the Class B Buyout Option Exercise Date and, subject to and in accordance with Section 10.5, Class A Indemnified Liabilities then outstanding and unpaid of which it is then aware (collectively, the “Class B Buyout Amount”). On the Class B Buyout Option Exercise Date, the Administrative Agent shall cause the Class A Lenders to sell, and the Class A Lenders shall sell, to the Buyout Class B Lenders their respective pro rata portions of the Class B Buyout Amounts, and such Class B Lenders shall purchase from the Class A Lenders, at their respective pro rata portions of the Class B Buyout Amount, all of the Class A Advances. The Class A Lenders shall cooperate with the Administrative Agent in effectuating such sales of their respective Class A Advances.
(D)    Upon the date of such purchase and sale, each Buyout Class B Lender shall (i) pay to the Class A Lenders its pro rata portion of the Class B Buyout Amount therefor and (ii) agree to indemnify and hold harmless the Administrative Agent and the Class A Lenders from and against any loss, liability, claim, damage or expense (including reasonable fees and expenses of legal counsel and indemnification) arising out of any claim asserted by a third party as a direct result of any acts by the Buyout Class B Lenders occurring after the date of such purchase (but excluding, for the avoidance of doubt, any such loss, liability, claim, damage or expense resulting from the gross negligence, bad faith or willful misconduct of the Administrative Agent or any Class A Lender seeking indemnification). The Class B Buyout Amount and other sums shall be remitted by wire transfer of immediately available funds to the bank account set forth in the Triggering Event Notice. In connection with the foregoing purchase, accrued and unpaid interest on the Class A Advances shall be calculated through the Business Day on which such purchase and sale shall occur if the amounts so paid by the Buyout Class B Lenders to the bank account designated by the Class A
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Lenders are received in such account prior to at before 1:00 P.M., New York time and interest shall be calculated to and include the next Business Day if the amounts so paid by the Buyout Class B Lenders to the bank account designated by the Class A Lenders are received in such account later than 1:00 P.M., New York time.
(E)    Any purchase pursuant to this Section 6.3 shall be expressly made without representation or warranty of any kind by the Class A Lenders, the Administrative Agent or any other Person as to the Obligations owing to the Class A Lenders or otherwise and without recourse to the Class A Lenders, the Administrative Agent or any other Person, except that the Class A Lenders shall represent and warrant: (i) the amount of Class A Advances being purchased and that the purchase price and other sums payable by the Buyout Class B Lenders are true, correct and accurate amounts, (ii) that the Class A Lenders shall convey all right, title and interest in and to the Class A Advances free and clear of any Liens of the Class A Lenders or created or suffered to exist by the Class A Lenders, (iii) as to the absence of any claims made or threatened in writing against the Class A Lenders related to the Class A Advances, and (iv) the Class A Lenders are duly authorized to assign the Class A Advances.
Section 6.4    Sale of Collateral
.
~~.~~ (A)    The power to effect any sale of any portion of the Collateral upon the occurrence and during the continuance of an Event of Default pursuant to this Article VI, the Security Agreement, the Pledge Agreement and the SAP Lockbox Account Control Agreement shall not be exhausted by any one or more sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until all Collateral shall have been sold or until all Obligations (other than contingent obligations not then due) hereunder have been paid in full. The Administrative Agent acting on its own or through an agent, may from time to time postpone any sale by public announcement made at the time and place of such sale.
(B)    Notwithstanding anything to the contrary set forth herein, but subject in all events to clause (v) of this Section 6.4(B), if the Administrative Agent (acting at the written direction of the Majority Lenders) elects to solicit and accept bids in connection with, and to sell or dispose of, the Collateral, the Administrative Agent shall deliver a notice (a “Collateral Sale Notice”) of such sale to the Borrower and the Lenders. The date of the intended sale of Collateral (the “Intended Collateral Sale Date”) need not be specified in the Collateral Sale Notice but shall be a date after the related Class B Purchase Right Termination Date described in Section 6.3(B). The Collateral Sale Notice shall include the following (including supporting detail) without duplication: (i) the aggregate principal amount of the Class A Advances, interest and fees with respect thereto (but excluding any prepayment fees or penalties), the fees, expenses and indemnities due the Administrative Agent, and all other Obligations owing to the Class A Lenders then outstanding and unpaid, (ii) the Obligations owing to the Class A Lenders expected to accrue through the Intended Collateral Sale Date (provided that any such amounts that are not earned or actually due and owing as of the Intended Collateral Sale Date shall not be required to be paid on the Intended Collateral Sale Date) and (iii) the amount of Class A Indemnified Liabilities. Following receipt of the Collateral Sale Notice:
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and would likely cause harm to the company if publicly disclosed.

(i)    The Class B Lenders shall have the right to purchase all (but not less than all) of the Collateral (the “Class B Collateral Purchase Right”) at a price equal to (without duplication) the aggregate principal amount of the Class A Advances, interest and fees with respect thereto (but excluding any prepayment fees or penalties), the fees, expenses and indemnities due the Administrative Agent, and all other Obligations owing to the Class A Lenders then outstanding and unpaid as of the Intended Collateral Sale Date and, subject to and in accordance with Section 10.5, Class A Indemnified Liabilities then outstanding and unpaid of which it is then aware (collectively, the “Class B Collateral Purchase Amount”). If any Class B Lender desires to exercise its Class B Collateral Purchase Right, it shall send a written notice (a “Class B Collateral Exercise Notice”) to the Administrative Agent no later than the thirtieth (30th) day after receipt of the Collateral Sale Notice (the “Class B Collateral Exercise Deadline”) irrevocably and unconditionally agreeing to purchase all (but not less than all) of the Collateral on a Business Day which is no later than the fifth (5th) Business Day following delivery of its Class B Collateral Exercise Notice (the “Class B Collateral Purchase Date”) at a price equal to the Class B Collateral Purchase Amount.
(ii)    If the Administrative Agent receives only one Class B Collateral Exercise Notice prior to the Class B Collateral Exercise Deadline, then the Class B Lender who delivered such Class B Collateral Exercise Notice shall be deemed to have exercised the Class B Collateral Purchase Right and shall be obligated to purchase all (but not less than all) of the Collateral on the Class B Collateral Purchase Date on terms and at a price equal to the Class B Collateral Purchase Amount.
(iii)    If the Administrative Agent receives more than one Class B Collateral Exercise Notice prior to the Class B Collateral Exercise Deadline (the senders of such Class B Collateral Exercise Notice, each a “Bidder”), the Administrative Agent shall schedule a meeting or conference call (the “Final Auction”) for 10:00 A.M. (or such other time as may be acceptable to the Administrative Agent and each Bidder) on the date that is two (2) Business Days prior to the Class B Collateral Purchase Date. At such meeting or on such call, each Bidder shall be entitled to make one or more irrevocable and unconditional bids to purchase all (but not less than all) of the Collateral on the Class B Collateral Purchase Date at an all cash price greater than the Class B Collateral Purchase Amount. The Final Auction shall conclude upon the earlier of (a) the time when all Bidders (other than the Bidder who made the then highest bid) confirm they will not make any further bids and (b) thirty (30) minutes having elapsed since the making of the then highest bid. The Bidder that has made the highest bid when the Final Auction has concluded shall be deemed to have exercised the Class B Collateral Purchase Right and shall be obligated irrevocably and unconditionally to purchase all (but not less than all) of the Collateral on the Class B Collateral Purchase Date at a price equal to such highest bid.
(iv)    If the Administrative Agent receives no Class B Collateral Exercise Notice prior to the Class B Collateral Exercise Deadline or the sale of the Collateral is for any reason not consummated on the Class B Collateral Purchase Date, the Class B Collateral Purchase Right shall terminate automatically without notice or any action required on the part of any Person and the Administrative Agent shall, subject to the terms of this
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Agreement, proceed with a sale of the Collateral (or rights or interests therein), at one or more public or private sales as permitted by law. Each of the Lenders may bid on and purchase the Collateral (or rights or interest therein) at such a sale.
(v)    Notwithstanding anything to the contrary contained in this Section 6.4(B), the Majority Lenders agree not to instruct the Administrative Agent to solicit and accept bids in connection with, or to sell or dispose of, the Collateral following the occurrence of an Event of Default unless and until (i) no Class B Lender shall have duly delivered to the Administrative Agent pursuant to Section 6.3 a Class B Buyout Notice for such Class B Lender on or prior to the related Class B Purchase Right Termination Date or (ii) the Class B Lenders who have delivered timely Class B Buyout Notice(s) shall have failed to pay the Class B Buyout Amount for such Class B Lender in full on the related Class B Buyout Option Exercise Date all in accordance with Section 6.3.
(C)    If the Class B Lenders do not elect to exercise the Class B Collateral Purchase Right prior to the Class B Collateral Exercise Deadline, then the Administrative Agent shall sell the Collateral as otherwise set forth in this Section 6.4 and pursuant to the other Transaction Documents. The Class B Lenders shall also have the right to bid for and purchase the Collateral offered for sale at a public auction conducted by the Administrative Agent pursuant to this Section 6.4 and the other Transaction Documents and, upon compliance with the terms of any such sale, may hold, retain and dispose of such property without further accountability therefor. Any Class B Lender purchasing Collateral at such a sale may set off the purchase price of such property against amounts owing to it in payment of such purchase price up to the full amount owing to it so long as the cash portion of such purchase price equals or exceeds either the (x) cash portion of the next highest bidder in such auction or (y) amount required to pay off the Class A Obligations in full.
(D)    Unless otherwise stipulated at the time of sale, the Collateral or any portion thereof are to be sold on an “as is-where is” basis.
(E)    The Administrative Agent shall incur no liability as a result of the sale (whether public or private) of the Collateral or any part thereof at any sale pursuant to this Agreement conducted in a commercially reasonable manner and at the written direction of the Majority Lenders. Each of the Borrower and the Secured Parties hereby agrees that in respect of any sale of any of the Collateral pursuant to the terms hereof, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of Applicable Laws, or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority, and the Borrower and the Secured Parties further agree that such compliance shall not, in and of itself, result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable or accountable to the Borrower or the Secured Parties for any discount allowed by reason of the fact that the Collateral or any part thereof is sold in compliance with any such limitation or restriction.
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ARTICLE VII

The Administrative Agent and Funding Agents
Section 7.1    Appointment; Nature of Relationship
. The Administrative Agent is appointed by the Funding Agents and the Lenders (and by each Hedge Counterparty by execution of a Qualifying Hedge Counterparty Joinder, if applicable) as the Administrative Agent hereunder and under each other Transaction Document, and each of the Funding Agents and the Lenders and each such Hedge Counterparty irrevocably authorizes the Administrative Agent to act as the contractual representative of such Funding Agent and such Lender and such Hedge Counterparty with the rights and duties expressly set forth herein and in the other Transaction Documents. The Administrative Agent agrees to act as such contractual representative upon the express conditions contained in this Article VII. Except as otherwise provided in Section 7.9, the provisions of this Article VII are solely for the benefit of the Administrative Agent, the Funding Agents and the Lenders, and the Borrower shall not have rights as a third-party beneficiary of any of such provision. Notwithstanding the use of the defined term “Administrative Agent,” it is expressly understood and agreed that the Administrative Agent shall not have any fiduciary responsibilities to any Funding Agent or Lender or any Hedge Counterparty by reason of this Agreement and that the Administrative Agent is merely acting as the representative of the Funding Agents, the Lenders and each Hedge Counterparty with only those duties as are expressly set forth in this Agreement and the other Transaction Documents. In its capacity as the Funding Agents’, the Lenders’ and each Hedge Counterparty’s contractual representative, the Administrative Agent (A) does not have any implied duties and does not assume any fiduciary duties to any of the Funding Agents, the Lenders or any Hedge Counterparty, (B) is a “representative” of the Funding Agents, the Lenders and each Hedge Counterparty within the meaning of Section 9-102 of the UCC as in effect in the State of New York, and (C) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Transaction Documents. Each of the Funding Agents, the Lenders and the Hedge Counterparties agree to assert no claim against the Administrative Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Funding Agent, each Lender and each Hedge Counterparty waives.
Section 7.2    Powers
.
(A)    Each Funding Agent, Lender and Hedge Counterparty authorizes the Administrative Agent to take such action on such Funding Agent’s, Lender’s or Hedge Counterparty’s behalf and to exercise such powers, rights and remedies hereunder and under the other Transaction Documents as are specifically delegated or granted to the Administrative Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. The Administrative Agent shall have only those duties and responsibilities that are expressly specified herein and in the other Transaction Documents. The Administrative Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. The Administrative Agent shall not have, by reason hereof or in any of the other Transaction Documents, a fiduciary relationship in respect of any Funding Agent, Lender or Hedge Counterparty; and nothing herein or any of the other Transaction Documents, expressed or implied, is intended to or shall be so
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construed as to impose upon the Administrative Agent any obligations in respect hereof or any of the other Transaction Documents except as expressly set forth herein or therein.
(B)    The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon the Administrative Agent in its individual capacity as a Lender hereunder. The Person serving as the Administrative Agent hereunder shall have the same rights and powers hereunder and under any other Transaction Document as any other Lender and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term “Lender” shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Transaction Document, with the Borrower or any of its Affiliates in which such Person is not prohibited hereby from engaging with any other Person.
(C)    In case of the pendency of any proceeding under any Debtor Relief Law, the Administrative Agent (irrespective of whether the principal of any Advance shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:
(i)    to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Advances and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Funding Agents, the Hedge Counterparties and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Funding Agents and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Funding Agents, the Hedge Counterparties and the Administrative Agent under Section 10.6) allowed in such judicial proceeding; and
(ii)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender, Funding Agent and Hedge Counterparty to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Funding Agents and the Hedge Counterparties, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 10.6.
Section 7.3    Exculpatory Provisions
. Neither the Administrative Agent nor any of its officers, partners, directors, employees or agents shall be liable to the Borrower, any Funding Agent, any Lender or any Hedge Counterparty for any action taken or omitted by the Administrative Agent under or in connection with any of the
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Transaction Documents except to the extent such action or inaction is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from (A) the gross negligence or willful misconduct of such Person or (B) breach of contract by such Person with respect to the Transaction Documents. The Administrative Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Transaction Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until the Administrative Agent shall have received instructions in respect thereof from the Lenders as directed by the terms of this Agreement or other Transaction Document, or, in the absence of such direction, the Majority Lenders, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Loan Notes. Without prejudice to the generality of the foregoing, (i) the Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Transaction Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action; (ii) the Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Class A Loan Note, Class B Loan Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper, communication, instrument or document believed by it to be genuine and correct and to have been signed or otherwise authenticated by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of counsel, accountants, experts and other professional advisors selected by it with due care; and (iii) no Lender, Funding Agent or Hedge Counterparty shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or (where so instructed) refraining from acting hereunder or any of the other Transaction Documents in accordance with the instructions or with the consent of the applicable Lenders.
Section 7.4    No Responsibility for Certain Matters
. The Administrative Agent nor any of its directors, officers, agents or employees shall not be responsible to any Funding Agent, any Lender or any Hedge Counterparty for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Agreement or any other Transaction Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by or on behalf of the Borrower, the Facility Administrator or Parent or their respective affiliates to the Administrative Agent, any Funding Agent, any Lender or any Hedge Counterparty in connection with the Transaction Documents and the transactions contemplated thereby or for the financial condition or business affairs of the Borrower, the Facility Administrator or Parent or their respective affiliates to the Administrative Agent or any other Person liable for the payment of any Obligations, nor shall the Administrative Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Transaction Documents or as to the use of the proceeds of the Advances or as to the existence or possible existence of any Event of Default or Potential Default or to make any disclosures with respect to the foregoing. Without limiting the generality of the foregoing, the Administrative Agent shall have no duty or obligation whatsoever to make, verify, or recompute any numerical information or other calculations under or in connection with this Agreement or any other Transaction Document, including any numerical information and other calculations included in any Borrowing Base
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Certificate, Facility Administrator Report or otherwise, and the Administrative Agent shall have no duty or liability to confirm, verify or review the contents, and shall not be responsible for the accuracy or content, of any documents, certificates or opinions delivered in connection with this Agreement or any other Transaction Document. In addition, the Administrative Agent shall have no duty or liability to determine whether any Solar Asset is an Eligible Solar Asset or to inspect the Solar Assets at any time or ascertain or inquire as to the performance or observance of any of the Borrower’s, the Facility Administrator’s or the Parent’s or any of their respective affiliate’s representations, warranties or covenants. Anything contained herein to the contrary notwithstanding, the Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Advances or the component amounts thereof. The Administrative Agent shall not be responsible to any Funding Agent, any Lender or any Hedge Counterparty for the perfection or priority of any of the Liens on any of the Collateral, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectability, or sufficiency of this Agreement or any of the other Transaction Documents or the transactions contemplated thereby, or for the financial condition of any guarantor of any or all of the Obligations, the Borrower or any of its respective Affiliates. In determining compliance with any condition hereunder to the making of Advances that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Advance. The Administrative Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountant or experts.
Section 7.5    Delegation of Duties
. The Administrative Agent may execute any and all of its duties and exercise its rights and powers hereunder or under any other Transaction Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may execute any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article VII shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Facility as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.
Section 7.6    The Administrative Agent’s Reimbursement and Indemnification
. Each Non-Conduit Lender, ratably, based on the Class A Lender Group Percentages and the Class B Lender Group Percentages, as applicable, severally agrees to indemnify each of the Administrative Agent and its Affiliates and officers, partners, directors, trustees, employees and agents of the Administrative Agent (each, an “Indemnitee Agent Party”), to the extent that such Indemnitee Agent Party shall not have been reimbursed by the Borrower, (A) for any reasonable and documented expenses incurred by such Indemnitee Agent Party on behalf of the Lenders in connection with the preparation, execution, delivery, administrations and enforcement of the Transaction Documents and (B) for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or
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disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Indemnitee Agent Party in exercising its powers, rights and remedies or performing its duties hereunder or under the other Transaction Documents or otherwise in its capacity as such Indemnitee Agent Party in any way relating to or arising out of this Agreement or the other Transaction Documents, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY, OR SOLE NEGLIGENCE OF SUCH INDEMNITEE AGENT PARTY; provided, no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Indemnitee Agent Party’s gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction. If any indemnity furnished to any Indemnitee Agent Party for any purpose shall, in the opinion of such Indemnitee Agent Party, be insufficient or become impaired, such Indemnitee Agent Party may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided further, that in no event shall this sentence require any Lender to indemnify any Indemnitee Agent Party against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s pro rata share of the aggregate outstanding principal amount of Advances of all Lenders; and provided, further, this sentence shall not be deemed to require any Lender to indemnify any Indemnitee Agent Party against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence.
Section 7.7    [Reserved]
.
Section 7.8    Lender Credit Decision
. Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of the Borrower in connection with Advances hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of the Borrower. The Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of a Lender or, except as otherwise required in this Agreement or any other Transaction Document, to provide such Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Advances or at any time or times thereafter, and the Administrative Agent shall not have any responsibility with respect to the accuracy of or the completeness of any information provided by or on behalf of the Borrower, the Facility Administrator or the Parent to a Lender.
Section 7.9    Successor Administrative Agent
.
(A)    The Administrative Agent may resign at any time by giving written notice thereof to the Lenders, the Funding Agents, each Hedge Counterparty, the Verification Agent, the Paying Agent and the Borrower. Upon receipt of any such notice of resignation, the Majority Lenders and the Borrower shall have the right to appoint a successor agent. If no such successor Administrative Agent shall have been so appointed by the Majority Lenders and the Borrower and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of resignation (or such earlier day as shall be agreed by the Majority Lenders and the
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Borrower) (the “Administrative Agent Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the Funding Agents, appoint a successor Administrative Agent, provided that in no event shall any such successor Administrative Agent be a Defaulting Lender or a Disqualified Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Administrative Agent Resignation Effective Date. Upon appointment of a successor Administrative Agent such successor Administrative Agent shall succeed to the rights, powers and duties of the Administrative Agent and references herein to the Administrative Agent shall mean such successor Administrative Agent, effective upon its appointment; and such former Administrative Agent’s rights, powers and duties in such capacity shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After any retiring Administrative Agent’s resignation hereunder in such capacity, the provisions of this Article VII and Section 2.17, Section 2.12, Section 10.5 and Section 10.6 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.
(B)    If the Administrative Agent ceases to be a Lender or an Affiliate of any Lender hereunder, or becomes a Defaulting Lender pursuant to clause (iv) of the definition thereof, the Majority Lenders shall have the right to terminate the Administrative Agent upon ten (10) days’ notice to the Administrative Agent, the Lenders, the Funding Agents, each Hedge Counterparty, the Verification Agent, the Paying Agent and the Borrower, and the Majority Lenders and the Borrower shall have the right to replace the Administrative Agent with a successor of their choosing. If no such successor shall have been so appointed by the Majority Lenders and the Borrower and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Majority Lenders and the Borrower) (the “Administrative Agent Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Administrative Agent Removal Effective Date. Upon appointment of a successor Administrative Agent such successor Administrative Agent shall succeed to the rights, powers and duties of the Administrative Agent and references herein to the Administrative Agent shall mean such successor Administrative Agent, effective upon its appointment; and such former Administrative Agent’s rights, powers and duties in such capacity shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After any terminated Administrative Agent’s termination hereunder as such agent, the provisions of this Article VII and Section 2.17, Section 2.12, Section 10.5 and Section 10.6 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.
(C)    [Reserved].
(D)    If (i) the Class A Commitments of the Lenders in the Atlas Lender Group have expired or terminated and all Obligations due and owing to the Class A Lenders in the Atlas Lender Group have been reduced to zero or (ii) any Class B Lender or Lenders elect to purchase and does purchase all Class A Advances funded by the Class A Lenders pursuant to Section 6.3 on the date on which circumstance described in either preceding clause (i) or (ii) occurs, Atlas (or its successor or
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assign under this Agreement) shall assign, at the direction of the Majority Lenders, to the Person specified by the Majority Lenders, and such assignee shall assume (and shall be deemed to have assumed) all of Atlas’ (or its successor or assign’s) rights, powers and duties as Administrative Agent under this Agreement and the other Transaction Documents, without further act or deed on the part of the Administrative Agent (or such other Person) or any of the other parties to this Agreement or any other Transaction Document; provided that the provisions of this Article VII and Section 2.17, Section 2.12, Section 10.5 and Section 10.6 of this Agreement shall inure to its benefit of Atlas (or its successor or assign) as to any actions taken or omitted to be taken by it while it was Administrative Agent.
Section 7.10    Transaction Documents; Further Assurances
.
(A)    Each Non-Conduit Lender, each Funding Agent and each Hedge Counterparty authorizes the Administrative Agent to enter into each of the Transaction Documents to which it is a party and each Lender, each Funding Agent and each Hedge Counterparty authorizes the Administrative Agent to take all action contemplated by such documents in its capacity as Administrative Agent. Each Lender, each Funding Agent and each Hedge Counterparty agrees that no Lender, no Funding Agent and no Hedge Counterparty, respectively, shall have the right individually to seek to realize upon the security granted by any Transaction Document or to enforce rights and remedies hereunder and under the other Transaction Documents, it being understood and agreed that the authority to enforce rights and remedies hereunder shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent for the benefit of the Lenders, the Funding Agents and the Hedge Counterparties upon the terms of the Transaction Documents (including Section 6.2), provided that the foregoing shall not prohibit:
(i)    the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Transaction Documents;
(ii)    any Lender from exercising setoff rights in accordance with Section 10.7 (subject to the terms thereof); or
(iii)    any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to the Borrower under any Debtor Relief Law; provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Transaction Documents, then (x) the Majority Lenders shall have the rights otherwise provided to the Administrative Agent pursuant to Section 6.2 and (y) in addition to the matters set forth in clauses (ii) and (iii) of the preceding proviso and subject to Section 10.7, any Lender may, with the consent of the Majority Lenders, enforce any rights or remedies available to it and as authorized by the Majority Lenders.
(B)    Any Funding Agent may (in their sole discretion and expense), at any time, have their Advances rated by Moody’s, S&P, DBRS, Inc., A.M. Best or Kroll Bond Rating Agency, Inc. Any
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such rating shall not be a condition precedent to closing the credit facility or the making of the Advances as set forth in this Agreement. The Borrower, Sunnova Management, and the Parent shall provide reasonable assistance to obtain such rating. For the avoidance of doubt, any such rating shall not be a condition precedent to the exercise of any rights of the Borrower or Sunnova Management under this Agreement. Any costs or fees associated with the rating of the Advances shall be borne by the Funding Agent and the Lenders.
(C)    Each Lender, by funding an Advance, shall be deemed to have acknowledged receipt of, and consented to and approved, each Transaction Document and each other document required to be approved by the Administrative Agent, any Funding Agent, any Lender or any Hedge Counterparty, as applicable, on the Original Closing Date or any Funding Date.
Section 7.11    Collateral Review
.
(A)    Prior to the occurrence of an Event of Default or an Amortization Event, the Administrative Agent and/or its designated agent may not more than one (1) time during any given twelve (12) month period (at the expense of the Borrower), upon notice, perform (i) reviews of the Facility Administrator’s and/or Borrower’s business operations and (ii) audits of the Collateral, in all cases, the scope of which shall be determined by the Administrative Agent.
(B)    After the occurrence of and during the continuance of an Event of Default or an Amortization Event, the Administrative Agent or its designated agent may, in its sole discretion regarding frequency (at the expense of the Borrower), upon reasonable notice, perform (i) reviews of the Facility Administrator’s and/or Borrower’s business operations and (ii) audits or any other review of the Collateral, in all cases, the scope of which shall be determined by the Administrative Agent.
(C)    The results of any review conducted in accordance with this Section 7.11 shall be distributed by the Administrative Agent to the Lenders.
Section 7.12    Funding Agent Appointment; Nature of Relationship
.
(A)    Each Funding Agent is appointed by the Lenders in its Lender Group as their agent hereunder, and such Lenders irrevocably authorize such Funding Agent to act as the contractual representative of such Lenders with the rights and duties expressly set forth herein and in the other Transaction Documents. Each Funding Agent agrees to act as such contractual representative upon the express conditions contained in this Article VII. Notwithstanding the use of the defined term “Funding Agent,” it is expressly understood and agreed that no Funding Agent shall have any fiduciary responsibilities to any Lender by reason of this Agreement and that each Funding Agent is merely acting as the representative of the Lenders in its Lender Group with only those duties as are expressly set forth in this Agreement and the other Transaction Documents. In its capacity as the related Lenders’ contractual representative, each Funding Agent (A) does not have any implied duties and does not assume any fiduciary duties to any of the Lenders, (B) is a “representative” of the Lenders in its Lender Group within the meaning of Section 9-102 of the UCC as in effect in the
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and would likely cause harm to the company if publicly disclosed.

State of New York and (C) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Transaction Documents. Each of the Lenders agrees to assert no claim against their Funding Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender waives.
(B)    The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon any Funding Agent in its individual capacity as a Lender hereunder. Each Person serving as Funding Agent hereunder shall have the same rights and powers hereunder and under any other Transaction Document as any other Lender and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term “Lender” shall, unless the context clearly otherwise indicates, include such Funding Agent in its individual capacity. Each Funding Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Transaction Document, with the Borrower or any of their Affiliates in which such Person is not prohibited hereby from engaging with any other Person.
Section 7.13    Funding Agent Powers
. Each Lender authorizes the Funding Agent in its Lender Group to take such action on such Lender’s behalf and to exercise such powers, rights and remedies hereunder and under the other Transaction Documents as are specifically delegated or granted to the Funding Agents by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. The Funding Agents shall have only those duties and responsibilities that are expressly specified herein and in the other Transaction Documents. The Funding Agents may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. The Funding Agents shall not have, by reason hereof or in any of the other Transaction Documents, a fiduciary relationship in respect of any Lender; and nothing herein or any of the other Transaction Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Funding Agents any obligations in respect hereof or any of the other Transaction Documents except as expressly set forth herein or therein.
Section 7.14     Funding Agent Exculpatory Provisions
. Neither any Funding Agent nor any of its officers, partners, directors, employees or agents shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted by such Funding Agent under or in connection with any of the Transaction Documents except to the extent such action or inaction is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen solely from (A) the gross negligence or willful misconduct of such Person or (B) breach of contract by such Person with respect to the Transaction Documents. Each Funding Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Transaction Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Funding Agent shall have received instructions in respect thereof from each of the Lenders in its Lender Group as directed by the terms of this Agreement or other Transaction Document, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all such Lenders. Without prejudice to the generality of the foregoing, (i) each Funding Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Transaction Document unless it shall first be indemnified to its satisfaction by the Lenders in its Lender Group
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pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action; (ii) each Funding Agent shall be entitled to rely, and shall be fully protected in relying, upon any Loan Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper, communication, instrument or document believed by it to be genuine and correct and to have been signed or otherwise authenticated by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of counsel, accountants, experts and other professional advisors selected by it with due care; and (iii) no Lender shall have any right of action whatsoever against the Funding Agents as a result of such Funding Agent acting or (where so instructed) refraining from acting hereunder or any of the other Transaction Documents in accordance with the instructions or with the consent of the applicable Lenders.
Section 7.15    No Funding Agent Responsibility for Certain Matters
. Neither any Funding Agent nor any of its directors, officers, agents or employees shall not be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Agreement or any other Transaction Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by or on behalf of the Borrower, the Facility Administrator or Parent or their respective affiliates to the Administrative Agent, any Funding Agent, any Lender or any Hedge Counterparty in connection with the Transaction Documents and the transactions contemplated thereby or for the financial condition or business affairs of the Borrower, the Facility Administrator or Parent or their respective affiliates to such Funding Agent or any other Person liable for the payment of any Obligations, nor shall any Funding Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Transaction Documents or as to the use of the proceeds of the Advances or as to the existence or possible existence of any Event of Default or Potential Default or to make any disclosures with respect to the foregoing. Without limiting the generality of the foregoing, the Funding Agents shall have no duty or obligation whatsoever to make, verify, or recompute any numerical information or other calculations under or in connection with this Agreement or any other Transaction Document, including any numerical information and other calculations included in any Borrowing Base Certificate, Facility Administrator Report or otherwise, and the Funding Agents shall have no duty or liability to confirm, verify or review the contents, and shall not be responsible for the accuracy or content, of any documents, certificates or opinions delivered in connection with this Agreement or any other Transaction Document. In addition, the Funding Agents shall have no duty or liability to determine whether any Solar Asset is an Eligible Solar Asset or to inspect the Solar Assets at any time or ascertain or inquire as to the performance or observance of any of the Borrower’s, the Facility Administrator’s or the Parent’s or any of their respective affiliate’s representations, warranties or covenants. Anything contained herein to the contrary notwithstanding, the Funding Agents shall not have any liability arising from confirmations of the amount of outstanding Advances or the component amounts thereof. The Funding Agents shall not be responsible to any Lender for the perfection or priority of any of the Liens on any of the Collateral, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectability, or sufficiency of this Agreement or any of the other Transaction Documents or the transactions contemplated thereby, or for the financial condition of any guarantor of any or all of the Obligations, the Borrower or any of its respective Affiliates. In determining compliance with any condition hereunder to the making of Advances that by its terms must be fulfilled to the satisfaction
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of a Lender, the Funding Agent may presume that such condition is satisfactory to such Lender in its respective Lender Group unless the Funding Agent shall have received notice to the contrary from such Lender prior to the making of such Advance. The Funding Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountant or experts.
Section 7.16    Funding Agent Delegation of Duties
. Each Funding Agent may execute any and all of its duties and exercise its rights and powers hereunder or under any other Transaction Document by or through any one or more sub-agents appointed by such Funding Agent. Each Funding Agent and any such sub-agent may execute any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article VII shall apply to any such sub-agent and to the Related Parties of a Funding Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Facility as well as activities as a Funding Agent. No Funding Agent shall be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that such Funding Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.
Section 7.17    Funding Agent’s Reimbursement and Indemnification
. Each Non-Conduit Lender in each Lender Group, ratably, based on the applicable Class A Lender Group Percentages and Class B Lender Group Percentages, as applicable, severally agrees to indemnify each of the Funding Agent in their Lender Group and its Affiliates and officers, partners, directors, trustees, employees and agents of the Funding Agent (each, an “Indemnitee Funding Agent Party”), to the extent that such Indemnitee Funding Agent Party shall not have been reimbursed by the Borrower, (A) for any reasonable and documented expenses incurred by such Indemnitee Funding Agent Party on behalf of the Lenders in connection with the preparation, execution, delivery, administrations and enforcement of the Transaction Documents and (B) for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Indemnitee Funding Agent Party in exercising its powers, rights and remedies or performing its duties hereunder or under the other Transaction Documents or otherwise in its capacity as such Indemnitee Funding Agent Party in any way relating to or arising out of this Agreement or the other Transaction Documents, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY, OR SOLE NEGLIGENCE OF SUCH INDEMNITEE FUNDING AGENT PARTY; provided, no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Indemnitee Funding Agent Party’s gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction. If any indemnity furnished to any Indemnitee Funding Agent Party for any purpose shall, in the opinion of such Indemnitee Funding Agent Party, be insufficient or become impaired, such Indemnitee Funding Agent Party may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided further, that in no event shall this sentence require any Lender to indemnify any Indemnitee Funding Agent Party against any
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liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s pro rata share of the aggregate outstanding principal amount of Advances of all Lenders in the applicable Lender Group; and provided, further, this sentence shall not be deemed to require any Lender to indemnify any Indemnitee Funding Agent Party against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence.
Section 7.18    Lender Group Voting
. Each Lender hereby irrevocably authorizes its related Funding Agent to exercise such Lender’s voting, consent and/or control rights hereunder and under each other Transaction Document with respect to all or any portion of such lender’s Advances and/or Commitments, in each case, subject to the terms of this Article VII.
Section 7.19    Funding Agent Lender Credit Decision
. Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of the Borrower in connection with Advances hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of the Borrower. No Funding Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of a Lender or, except as otherwise required in this Agreement or any other Transaction Document, to provide such Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Advances or at any time or times thereafter, and no Funding Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided by or on behalf of the Borrower, the Facility Administrator or the Parent to a Lender.
Section 7.20    Funding Agent Successor Funding Agent
.
(A)    Any Funding Agent may resign at any time by giving written notice thereof to the Lenders in its Lender Group, the Administrative Agent and the Borrower. Upon receipt of any such notice of resignation the Lenders in the applicable Lender Group shall have the right to appoint a successor agent. If no such successor shall have been so appointed by the applicable Lenders and shall have accepted such appointment within thirty (30) days after the retiring Funding Agent gives notice of resignation (or such earlier day as shall be agreed by the Lenders in the applicable Lender Group), then the retiring Funding Agent may (but shall not be obligated to), on behalf of the Lenders of the applicable Lender Group, appoint a successor Funding Agent or petition a court of competent jurisdiction to appoint a successor Funding Agent, provided that in no event shall any such successor Funding Agent be a Defaulting Lender or a Disqualified Lender. Upon appointment of a successor Funding Agent such successor Funding Agent shall succeed to the rights, powers and duties of such Funding Agent and references herein to a Funding Agent shall mean such successor Funding Agent, effective upon its appointment; and such former Funding Agent’s rights, powers and duties in such capacity shall be terminated, without any other or further act or deed on the part of such former Funding Agent or any of the parties to this Agreement. The fees payable by the Borrower to a successor Funding Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After any retiring Funding Agent’s resignation hereunder in such capacity, the provisions of this Article VII and Section 2.17, Section 2.12, Section
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10.5 and Section 10.6 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Funding Agent under this Agreement.
(B)    If any Funding Agent ceases to be a Lender or an Affiliate of any Lender in its Lender Group, or becomes a Defaulting Lender pursuant to clause (iv) of the definition thereof, the Lenders in such Lender Group shall have the right to terminate such Funding Agent upon ten (10) days’ notice to such Funding Agent, the Administrative Agent and the Borrower, and the Lenders in such Lender Group shall have the right to replace such Funding Agent with a successor of their choosing. If no such successor Funding Agent shall have been so appointed by the Lenders in the applicable Lender Group and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Lenders in the applicable Lender Group), then the Lenders in the applicable Lender Group may petition a court of competent jurisdiction to appoint a successor Administrative Agent. Upon appointment of a successor Funding Agent whereupon such successor Funding Agent shall succeed to the rights, powers and duties of such Funding Agent and references herein to such Funding Agent shall mean such successor Funding Agent, effective upon its appointment; and such former Funding Agent’s rights, powers and duties in such capacity shall be terminated, without any other or further act or deed on the part of such former Funding Agent or any of the parties to this Agreement. After any terminated Funding Agent’s termination hereunder as such agent, the provisions of this Article VII and Section 2.17, Section 2.12, Section 10.5 and Section 10.6 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Funding Agent under this Agreement.
Section 7.21    Funding Agent Transaction Documents; Further Assurances
. Each Lender authorizes the Funding Agent in its Lender Group to enter into each of the Transaction Documents to which it is a party and each Lender authorizes the Funding Agent in its Lender Group to take all action contemplated by such documents in its capacity as Funding Agent.
Section 7.22    Lender Relationships
.
(A)    Subordination; Non-Petition Covenants. Anything in this Agreement or any other Transaction Documents to the contrary notwithstanding, the Borrower and each member of each Class B Lender Group agree for the benefit of members of the Class A Lender Groups that the Obligations owing to the Class B Lenders shall be subordinate and junior to the Obligations owing to the Class A Lenders to the extent set forth in Section 2.7, including during any case against the Borrower under the Bankruptcy Code and any other applicable federal or State bankruptcy, insolvency or other similar law. If, notwithstanding the provisions of this Agreement, any holder of an Obligation owing to a Class B Lender shall have become aware or received written notice (in either case prior to the time that all Obligations owing to the Class A Lenders have been paid in full) that it has received any payment or distribution in respect of any Obligation owing to a Class B Lender contrary to the provisions of this Agreement, then such payment or distribution shall be received and held in trust for the benefit of, and shall forthwith be paid over and delivered to, the Class A Lenders ratably based on the amount of the Obligations owing to the Class A Lenders which the Class A Lenders are entitled thereto in accordance with this Agreement; provided, however, that, if any such payment or distribution is made other than in cash, it shall be held by the Class A Lenders as part of the Collateral and subject in all respects to the provisions of this Agreement,
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including the provisions of this Section 7.22. The holders of the Obligations owing to the Class B Lenders agree, for the benefit of the holders of the Obligations owing to the Class A Lenders, that, before the date that is one year and one day after the termination of this Agreement or, if longer, the expiration of the then applicable preference period plus one day, the holders of the Obligations of the Class B Lenders shall not, without the prior written consent of the Majority Lenders, acquiesce, petition or otherwise invoke or cause any other Person to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Borrower under the Bankruptcy Code and any other applicable federal or State bankruptcy, insolvency or other similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Borrower or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Borrower.
(B)    Standard of Conduct. In exercising any of its or their voting rights, rights to direct and consent or any other rights as a Lender hereunder, subject to the terms and conditions of this Agreement, a Lender or Lenders, as the case may be, shall not, except as may be expressly provided herein with respect to any particular matter, have any obligation or duty to any Person or to consider or take into account the interests of any Person and shall not be liable to any Person for any action taken by it or them or at its or their direction or any failure by it or them to act or to direct that an action be taken, without regard to whether such action or inaction benefits or adversely effects any Lender, the Borrower or any other Person, except for any liability to which such Lender may be subject to the extent that the same results from such Lender’s taking or directing an action, or failing to take or direct an action, in bad faith or in violation of the express terms of this Agreement.
Section 7.23    Certain ERISA Matters
.
(A)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other party to the Transaction Documents:
(i)    for the Class A Lenders, such Lender is not a Benefit Plan and is not using the assets of a Benefit Plan with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments or this Agreement; or
(ii)    for the Class B Lenders, at least one of the following is and will be true:
(a)    such Lender is not a Benefit Plan and is not using the assets of a Benefit Plan with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, Commitments or other transactions under this Agreement; or
(b)    such Lender is an Initial Class B Lender and is a Benefit Plan or is using the assets of a Benefit Plan with respect to such Lender’s entrance into,
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participation in, administration of and/or performance of the Advances, Commitments or other transactions under this Agreement in a manner that does not cause the assets of the Borrower to be the assets of a Benefit Plan (as determined under 29 CFR § 2510.3-101 as modified by Section 3(42) of ERISA) or for the holdings of the Class B Advances or Class B Commitments by a Benefit Plan to be “significant” (as determined under 29 CFR § 2510.3-101 as modified by Section 3(42) of ERISA) or Plan Asset Threshold to be breached and at least one of the following is and will be true:
10.(1)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement;
11.(2)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14) (a “Qualified Professional Asset Manager”), (2) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Advances, the Commitments and this Agreement, (3) the entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (4) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement; or
12.(3)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(B)    In addition, unless Section 7.23(A)(ii)(a) is true with respect to a Class B Lender, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other party to the Transaction Documents, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Advances, the Commitments and this Agreement (including in connection with the reservation or
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exercise of any rights by the Administrative Agent under this Agreement, any Transaction Document or any documents related hereto or thereto).
Section 7.24    Erroneous Payments
.
(A)    If the Administrative Agent (x) notifies a Funding Agent or a Lender, or any Person who has received funds on behalf of a Lender (any such Lender or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (B)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 7.24 and held in trust for the benefit of the Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received). A notice of the Administrative Agent to any Payment Recipient under this clause (A) shall be conclusive, absent manifest error.
(B)    Without limiting immediately preceding clause (A), each Lender or any Person who has received funds on behalf of a Lender (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:
(i)    it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and
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(ii)    such Lender shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 7.24(B).
For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 7.24(B) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 7.24(B) or on whether or not an Erroneous Payment has been made.
(C)    Each Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Transaction Document, or otherwise payable or distributable by the Administrative Agent to such Lender under any Transaction Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under the immediately preceding clause (A).
(D)    The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, to the rights and interests of such Lender) under the Transaction Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower; provided that this Section 7.24 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from, or on behalf of (including through the exercise of remedies under any Transaction Document), the Borrower for the purpose of a payment on the Obligations.
(E)    To the extent permitted by Applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.
(F)    Each party’s obligations, agreements and waivers under this Section 7.24 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the
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repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Transaction Document.
ARTICLE VIII

Administration and Servicing of the Collateral
Section 8.1    Management Agreements/Servicing Agreements/Facility Administration Agreement
.
(A)    Each Management Agreement, duly executed counterparts of which have been delivered to the Administrative Agent, sets forth the covenants and obligations of the Manager with respect to the Solar Assets and other matters addressed in the Management Agreements, and reference is hereby made to the Management Agreements for a detailed statement of said covenants and obligations of the Manager thereunder. The Borrower shall cause the Manager (to the extent an Affiliate of the Borrower) and each Relevant Party that is party to a Management Agreement to (i) perform and observe all of the material terms, covenants and conditions of each Management Agreement and (ii) promptly notify the Administrative Agent and each Lender of any notice to Borrower, a Managing Member or SAP of any material default under any Management Agreement.
(B)    Each Servicing Agreement, duly executed counterparts of which have been delivered to the Administrative Agent, sets forth the covenants and obligations of the Manager with respect to the Solar Assets and other matters addressed in the Servicing Agreement, and reference is hereby made to the Servicing Agreements for a detailed statement of said covenants and obligations of the Manager thereunder. The Borrower shall cause the Manager (to the extent an Affiliate of the Borrower) and each Relevant Party that is party to a Servicing Agreement to (i) perform and observe all of the material terms, covenants and conditions of each Servicing Agreement and (ii) promptly notify the Administrative Agent and each Lender of any notice to Borrower, a Managing Member or SAP of any material default under any Servicing Agreement.
(C)    The Facility Administration Agreement, duly executed counterparts of which have been delivered to the Administrative Agent, sets forth the covenants and obligations of the Facility Administrator with respect to the Collateral and other matters addressed in the Facility Administration Agreement, and reference is hereby made to the Facility Administration Agreement for a detailed statement of said covenants and obligations of the Facility Administrator thereunder. The Borrower agrees that the Administrative Agent, in its name or (to the extent required by law) in the name of the Borrower, may (but is not, unless so directed and indemnified by the Majority Lenders, required to) enforce all rights of the Borrower under the Facility Administration Agreement for and on behalf of the Lenders whether or not an Event of Default has occurred and is continuing.
(D)    Promptly following a request from the Administrative Agent (acting at the direction of the Majority Lenders) to do so, the Borrower shall take all such lawful action as the Administrative Agent may request to compel or secure the performance and observance by the Facility Administrator of each of its obligations to the Borrower and with respect to the Collateral under or in connection with the Facility Administration Agreement in accordance with the terms
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

thereof, and in effecting such request shall exercise any and all rights, remedies, powers and privileges lawfully available to the Borrower under or in connection with the Facility Administration Agreement to the extent and in the manner directed by the Administrative Agent, including the transmission of notices of default on the part of the Facility Administrator thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Facility Administrator of each of its obligations under the Facility Administration Agreement.
(E)    The Borrower shall not waive any default by the Facility Administrator under the Facility Administration Agreement without the written consent of the Administrative Agent and the Majority Lenders, and, upon the occurrence and during the continuation of an Event of Default, the Majority Class B Lenders.
(F)    The Administrative Agent does not assume any duty or obligation of the Borrower under the Facility Administration Agreement and the rights given to the Administrative Agent thereunder are subject to the provisions of Article VII.
(G)    The Borrower has not and will not provide any payment instructions to any of the Managing Members, SAP or a Financing Fund that are inconsistent with the Facility Administration Agreement or this Agreement.
(H)    With respect to the Facility Administrator’s obligations under Section 3.3 of the Facility Administration Agreement, the Administrative Agent shall not have any responsibility to the Borrower, the Facility Administrator or any party hereunder to make any inquiry or investigation as to, and shall have no obligation in respect of, the terms of any engagement of an independent accountant by the Facility Administrator; provided that the Administrative Agent shall be authorized, upon receipt of written direction from Facility Administrator directing the Administrative Agent, to execute any acknowledgment or other agreement with the independent accountant required for the Administrative Agent to receive any of the reports or instructions provided for herein, which acknowledgment or agreement may include, among other things, (i) acknowledgement that the Facility Administrator has agreed that the procedures to be performed by the independent accountant are sufficient for the Borrower’s purposes, (ii) acknowledgment that the Administrative Agent has agreed that the procedures to be performed by an independent accountant are sufficient for the Administrative Agent’s purposes and that the Administrative Agent’s purposes is limited solely to receipt of the report, (iii) releases by the Administrative Agent (on behalf of itself and the Lenders) of claims against the independent accountant and acknowledgement of other limitations of liability in favor of the independent accountant, and (iv) restrictions or prohibitions on the disclosure of information or documents provided to it by such firm of independent accountants (including to the Lenders). Notwithstanding the foregoing, in no event shall the Administrative Agent be required to execute any agreement in respect of the independent accountant that the Administrative Agent determines adversely affects it in its individual capacity or which is in a form that is not reasonably acceptable to the Administrative Agent.
Section 8.2    Accounts
.
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(A)    Establishment. The Borrower has established and shall maintain or cause to be maintained:
(i)    for the benefit of the Secured Parties, in the name of the Borrower, maintained by the Paying Agent, at an Eligible Institution, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, the “Collection Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Borrower and the Secured Parties;
(ii)    for the benefit of the Secured Parties, in the name of the Borrower, maintained by the Paying Agent, at an Eligible Institution, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “Supplemental Reserve Account”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrower and the Secured Parties;
(iii)    for the benefit of the Secured Parties, in the name of the Borrower, maintained by the Paying Agent, at an Eligible Institution, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “Liquidity Reserve Account”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrower and the Secured Parties;
(iv)    for the benefit of the Secured Parties, in the name of the Borrower, maintained by the Paying Agent, at an Eligible Institution, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “SAP Revenue Account”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrower and the Secured Parties; and
(v)    for the benefit of the Secured Parties, in the name of the Borrower, maintained by the Paying Agent, at an Eligible Institution, a segregated non-interest bearing trust account (such account, as more fully described on Schedule II attached hereto, being the “Takeout Transaction Account”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrower and the Secured Parties.
(~~v~~vi)    for the benefit of the Secured Parties, in the name of the Borrower, maintained by the Paying Agent, at an Eligible Institution, a segregated non-interest bearing trust account (such account~~, as~~ to be established within thirty (30) days after the Amendment No. 3 Effective Date (or such later date approved by the Administrative Agent), to be more fully described on updated Schedule II ~~attached~~ hereto delivered by the Borrower to the Administrative Agent on the date such account is established, being the “~~Takeout Transaction~~WIP Reserve Account”~~,~~  and, together with the Collection Account, the Supplemental Reserve Account, the Liquidity Reserve Account, the SAP Revenue Account and the Takeout Transaction Account, each a “Paying Agent Account” and
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

collectively the “Paying Agent Accounts”), bearing a designation clearly indicating that the funds deposited therein as described below are held for the benefit of the Borrower and the Secured Parties~~.~~; provided that, during the period prior the establishment of the WIP Reserve Account, the Liquidity Reserve Account shall be used as the WIP Reserve Account and references to the WIP Reserve Account during such period shall mean the Liquidity Reserve Account for such purpose; provided further that, during such period, amounts of deposit in the Liquidity Reserve Account will not be double counted for purposes of determining whether amounts on deposit in the Liquidity Reserve Account satisfy the Liquidity Reserve Account Required Balance and, if applicable, the WIP Reserve Account Required Balance.
(B)    ~~[Reserved].~~Deposits and Withdrawals from the WIP Reserve Account. Deposits into, and withdrawals from, the WIP Reserve Account shall, subject to Section 2.7(C), be made in the following manner:
(i)    From the proceeds of Advances hereunder, the Borrower shall deliver to the Paying Agent for deposit into the WIP Reserve Account amounts necessary to maintain on deposit therein an amount equal to or in excess of the WIP Reserve Account Required Balance as of the date of each such Advance, and on each Payment Date, the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to deposit into the WIP Reserve Account from available Collections (as set forth and in the order of priority established pursuant to Section 2.7(B)), funds in the amount required under Section 2.7(B), and the Borrower may, at its option, deposit additional funds into the WIP Reserve Account;
(ii)    The Paying Agent shall release funds from the WIP Reserve Account to pay amounts owed to Dealers and Installers in respect of PV Systems and Energy Storage Systems owned by SAP or the Financing Funds upon direction from the Facility Administrator or the Borrower, in either case as set forth in an Officer’s Certificate. Any such Officer’s Certificate delivered pursuant to this Section 8.2(B)(ii) shall contain such information regarding such amounts owed to Dealers and Installers as the Administrative Agent may reasonably request;
(iii)    Upon the occurrence of an Event of Default, the Administrative Agent may direct the Paying Agent, by providing written direction to the Paying Agent, to withdraw the amounts on deposit in the WIP Reserve Account to the extent necessary for the purpose of paying amounts owed to Dealers and Installers in respect of PV Systems and Energy Storage Systems owned by the Financing Funds;
(iv)    On the earliest to occur of (a) the Maturity Date, (b) an Amortization Event (other than an Event of Default) and (c) the date on which the outstanding balance of the Advances is reduced to zero, the Administrative Agent may cause the Paying Agent, by providing written direction to the Paying Agent, in the case of subclauses (a) and (b), and the Facility Administrator or the Borrower shall cause the Paying Agent, by providing written direction to the Paying Agent, in the case of subclause (c), to withdraw all amounts
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

on deposit in the WIP Reserve Account and deposit such amounts into the Collection Account to be paid in accordance with Section 2.7(B);
(v)    Unless an Event of Default or an Amortization Event has occurred and is continuing, on any Payment Date, if no WIP Reserve Period is in effect or if, as set forth on the Facility Administrator Report, amounts on deposit in the WIP Reserve Account are greater than the WIP Reserve Account Required Balance (after giving effect to all other distributions and disbursements on such Payment Date), the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to withdraw funds in excess of the WIP Reserve Account Required Balance from the WIP Reserve Account and disburse such amounts into the Borrower’s Account.
(C)    Deposits and Withdrawals from the Liquidity Reserve Account. Deposits into, and withdrawals from, the Liquidity Reserve Account shall, subject to Section 2.7(C), be made in the following manner:
(i)    On the Original Closing Date, the Borrower shall deliver to the Paying Agent for deposit into the Liquidity Reserve Account, an amount equal to the Liquidity Reserve Account Required Balance as of such date;
(ii)    From the proceeds of Advances hereunder, the Borrower shall deliver to the Paying Agent for deposit into the Liquidity Reserve Account amounts necessary to maintain on deposit therein an amount equal to or in excess of the Liquidity Reserve Account Required Balance as of the date of each such Advance, and on each Payment Date, the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to deposit into the Liquidity Reserve Account from available Collections (as set forth and in the order of priority established pursuant to Section 2.7(B)), funds in the amount required under Section 2.7(B), and the Borrower may, at its option, deposit additional funds into the Liquidity Reserve Account;
(iii)    If on any Payment Date (without giving effect to any withdrawal from the Liquidity Reserve Account) available funds on deposit in the Collection Account would be insufficient to make the payments due and payable on such Payment Date pursuant to Section 2.7(B)(i) through (iii)(a), (vii) and (ix), the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report delivered pursuant to Section 3.1 of the Facility Administration Agreement, to withdraw from the Liquidity Reserve Account an amount equal to the lesser of such insufficiency and the amount on deposit in the Liquidity Reserve Account and deposit such amount into the Collection Account and apply such amount to payments set forth in Section 2.7(B)(i) through (iii)(a), (vii) and (ix);
(iv)    Upon the occurrence of an Event of Default, the Administrative Agent (or the Facility Administrator with the written consent of the Administrative Agent) shall cause the Paying Agent, by providing written direction to the Paying Agent, to withdraw all amounts on deposit in the Liquidity Reserve Account and deposit such amounts into the Collection Account for distribution in accordance with Section 2.7(B);
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(v)    On the earliest to occur of (a) the Maturity Date, (b) an Amortization Event (other than an Event of Default) and (c) the date on which the outstanding balance of the Advances is reduced to zero, the Administrative Agent shall cause the Paying Agent, by providing written direction to the Paying Agent, in the case of subclauses (a) and (b), and the Facility Administrator or the Borrower shall cause the Paying Agent, by providing written direction to the Paying Agent, in the case of subclause (c), to withdraw all amounts on deposit in the Liquidity Reserve Account and deposit such amounts into the Collection Account to be paid in accordance with Section 2.7(B);
(vi)    Unless an Event of Default or an Amortization Event has occurred and is continuing, on any Payment Date, if, as set forth on the Facility Administrator Report, amounts on deposit in the Liquidity Reserve Account are greater than the Liquidity Reserve Account Required Balance (after giving effect to all other distributions and disbursements on such Payment Date), the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to withdraw funds in excess of the Liquidity Reserve Account Required Balance from the Liquidity Reserve Account and disburse such amounts into the Borrower’s Account; and
(vii)    On any Payment Date, if, as set forth on the Facility Administrator Report, the amount of funds in the Liquidity Reserve Account and in the Collection Account is equal to or greater than the aggregate outstanding balance of Advances (whether or not then due and payable) and all other amounts due and payable hereunder, then the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to withdraw all funds from the Liquidity Reserve Account and deposit such amounts into the Collection Account to pay all such amounts and the aggregate outstanding balance of all Advances (whether or not then due and payable).
Notwithstanding anything in this Section 8.2(C) to the contrary, in lieu of or in substitution for moneys otherwise required to be deposited to the Liquidity Reserve Account, the Borrower (or the Facility Administrator on behalf of the Borrower) may deliver or cause to be delivered to the Paying Agent a Letter of Credit; provided that any deposit into the Liquidity Reserve Account required to be made by the Borrower (or the Facility Administrator on behalf of the Borrower) after the replacement of amounts on deposit in the Liquidity Reserve Account with a Letter of Credit shall be made by the Borrower (or the Facility Administrator on behalf of the Borrower) by way of cash deposits to the Liquidity Reserve Account as provided in Section 2.7(B) or pursuant to the Borrower’s (or the Facility Administrator’s on behalf of the Borrower) causing an increase in the Letter of Credit or the delivery to the Paying Agent of an additional Letter of Credit.
If at any time a Letter of Credit is held by the Paying Agent as an asset of the Liquidity Reserve Account, and if any withdrawals from the Liquidity Reserve Account will be required under this Section 8.2(C) or otherwise, the Administrative Agent (or the Borrower with the written consent of the Administrative Agent) shall, no later than three (3) Business Days prior to the applicable Payment Date or payment date, direct the Paying Agent in writing to draw on the Letter of Credit, which direction shall provide the required draw amount. The Administrative Agent (or the Borrower with the written consent of the Administrative Agent) shall direct the Paying Agent to submit the drawing documents to the applicable Eligible Letter of Credit Bank no later than 5:00 P.M. (New York City time) on the second (2nd) Business Day after the Paying Agent receives such direction.
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Upon the receipt of the proceeds of any such drawing, the Paying Agent shall deposit such proceeds into the Liquidity Reserve Account. Any (A) references in the Transaction Documents to amounts on deposit in the Liquidity Reserve Account or amounts in or credited to the Liquidity Reserve Account shall include or be deemed to include the aggregate available amount of the Letters of Credit delivered to the Paying Agent pursuant to this Section 8.2(C), and (B) Letter of Credit delivered by the Borrower (or the Facility Administrator on behalf of the Borrower) to the Paying Agent pursuant to this Section 8.2(C) shall be held as an asset of the Liquidity Reserve Account and valued for purposes of determining the amount on deposit in the Liquidity Reserve Account at the amount as of any date then available to be drawn on such Letter of Credit.
If at any time a Letter of Credit is held by the Paying Agent as an asset of the Liquidity Reserve Account, then: (i) if the Letter of Credit is scheduled to expire by its terms and ten (10) days prior to the scheduled expiration date such Letter of Credit has not been extended or replaced, then the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent shall on such tenth (10th) day prior to the scheduled expiration date notify the Paying Agent in writing of such failure to extend or replace the Letter of Credit, and the Paying Agent shall, submit the drawing documents delivered to it by the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent to the Eligible Letter of Credit Bank no later than 5:00 P.M. (New York City time) on the second (2nd) Business Day prior to the scheduled expiration date and draw the full amount of such Letter of Credit and deposit the proceeds of such drawing into the Liquidity Reserve Account, and (ii) if the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent notifies the Paying Agent in writing that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank or a Responsible Officer of the Paying Agent otherwise receives written notice that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank, then the Paying Agent shall, no later than the second (2nd) Business Day after receipt of any such written notice by a Responsible Officer of the Paying Agent submit the drawing documents delivered to it by the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent to draw the full amount of such Letter of Credit and deposit the proceeds of such drawing into the Liquidity Reserve Account.
If at any time a Letter of Credit is held by the Paying Agent as an asset of the Liquidity Reserve Account, the stated amount of the Letter of Credit may be reduced from time to time, to the extent of any reduction in the dollar amount of the Liquidity Reserve Account Required Balance. Each month upon receipt by the Paying Agent of the Facility Administrator Report if such Facility Administrator Report shows a reduction in the Liquidity Reserve Account Required Balance, then the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent shall, prior to the related Payment Date, direct the Paying Agent to send the Eligible Letter of Credit Bank a letter in the form provided in the Letter of Credit to reduce the stated amount of the Letter of Credit. The Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent shall ensure that the letter submitted shall provide for the reduction to be effective as of the close of business on the related Payment Date. The reduction shall be in the amount shown on the Facility Administrator Report as the Liquidity Reserve Account “reductions” and the remaining stated amount of the Letter of Credit shall be equal to the Liquidity Reserve Account Required Balance “ending required amount” as shown on the Facility Administrator Report. Any drawing on the Letter of Credit may be reimbursed by the Borrower only from amounts remitted to the Borrower pursuant to clauses (xiii) or (xiv) of Section 2.7(B).
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Notwithstanding the foregoing or any other provision to the contrary in this Agreement or any other Transaction Document, in no event shall the Paying Agent be required to report, track, calculate or monitor the value, available amount or any other information regarding any Letter of Credit for any party hereto or beneficiary of or under the Liquidity Reserve Account, except as expressly required pursuant to this Section 8.2(C).
(D)    Deposits and Withdrawals from the Supplemental Reserve Account. Deposits into, and withdrawals from, the Supplemental Reserve Account shall, subject to Section 2.7(C), be made in the following manner:
(i)    On each Payment Date, to the extent of Distributable Collections and in accordance with and subject to the priority of payments set forth in Section 2.7(B), the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to deposit into the Supplemental Reserve Account an amount equal to the Supplemental Reserve Account Deposit until the amount on deposit equals the Supplemental Reserve Account Required Balance.
(ii)    On each Payment Date, the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to deposit into the Supplemental Reserve Account from available Collections (as set forth and in the order of priority established pursuant to Section 2.7(B)), funds in the amount required under Section 2.7(B), if any, and the Borrower may, at its option, deposit additional funds into the Supplemental Reserve Account;
(iii)    The Paying Agent shall release funds from the Supplemental Reserve Account to pay the following amounts upon direction from the Facility Administrator set forth in an Officer’s Certificate (no more than once per calendar month) in the following order of priority:
(a)    the costs (inclusive of labor costs) of replacement of any Inverter that no longer has the benefit of a Manufacturer Warranty and for which (1) the Manager is not obligated under the related Management Agreement to cover the replacement costs of such Inverter (or if so obligated, has failed to pay such costs) and the related Financing Fund has insufficient funds to pay replacement costs for such Inverter or (2) the Facility Administrator in its role as Manager has paid under the related Management Agreement;
(b)    the amount of any deductible in connection with each claim paid by the Tax Loss Insurer under the related Tax Loss Insurance Policy plus the amount of the difference, if any, between (1) the amount of a Tax Loss Indemnity and (2) the sum of the amount of proceeds of a Tax Loss Insurance Policy received by a Financing Fund, as loss payee under such Tax Loss Insurance Policy with respect to the Tax Loss Indemnity and the amount of any deductible in connection therewith; and
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(c)    each Purchase Option Price and each Financing Fund Withdrawal Amount when due and payable under the terms of a Financing Fund LLCA upon exercise by the related Managing Member of the related Purchase Option or exercise by the related Tax Equity Investor of the related Financing Fund Withdrawal Right, as applicable.
(iv)    Unless an Event of Default or an Amortization Event has occurred and is continuing, on any Payment Date, if, as set forth on the Facility Administrator Report, amounts on deposit in the Supplemental Reserve Account are greater than the Supplemental Reserve Account Required Balance (after giving effect to all other distributions and disbursements and all releases and withdrawals on such Payment Date), the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to withdraw funds in excess of the Supplemental Reserve Account Required Balance from the Supplemental Reserve Account and disburse such amounts into the Borrower’s Account;
(v)    If on any Payment Date (after giving effect to any withdrawals from the Liquidity Reserve Account) available funds on deposit in the Collection Account would be insufficient to pay the interest payments or other amounts due and payable pursuant to Section 2.7(B)(i) through (iii)(a), (vii) and (ix) on such Payment Date, the Facility Administrator shall direct the Paying Agent, based on the Facility Administrator Report, to withdraw from the Supplemental Reserve Account an amount equal to the lesser of such insufficiency and the amount on deposit in the Supplemental Reserve Account and deposit such amount into the Collection Account and apply such amount to payments set forth in Section 2.7(B)(i) through (iii)(a), (vii) and (ix); and
(vi)    If on any Payment Date, the Borrower has provided notice to the Administrative Agent that (x)(1) a Managing Member has irrevocably provided notice to the related Tax Equity Investor that it will not exercise the related Purchase Option or (2) the period in which such Purchase Option may be exercised under the related Financing Fund LLCA has expired and cannot be extended and (y) only with respect to a Financing Fund with a Financing Fund LLCA that includes a Financing Fund Withdrawal Right, (1) the Tax Equity Investor for such Financing Fund has irrevocably provided notice to the related Managing Member that it will not exercise the Financing Fund Withdrawal Right or (2) the period in which the Financing Fund Withdrawal Right may be exercised under the related Financing Fund LLCA has expired and cannot be extended, the Borrower may direct the Paying Agent, to withdraw from the Supplemental Reserve Account any related amounts on deposit therein in respect of clause (X)(ii)(a) of the definition of “Supplemental Reserve Account Required Balance” or, only with respect to a Financing Fund with a Financing Fund LLCA that includes a Financing Fund Withdrawal Right, clause (Y) of the definition of “Supplemental Reserve Account Required Balance” and deposit such amounts into the Collection Account for application in accordance with Section 2.7; and
(vii)    On the date on which the Aggregate Outstanding Advances are reduced to zero, the Administrative Agent shall cause the Paying Agent, pursuant to a written direction, to withdraw all amounts on deposit in the Supplemental Reserve Account and
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

deposit such amounts into the Collection Account to be paid in accordance with Section 2.7(B).
Notwithstanding anything in this Section 8.2(D) to the contrary, in lieu of or in substitution for moneys otherwise required to be deposited to the Supplemental Reserve Account, the Borrower (or the Facility Administrator on behalf of the Borrower) may deliver or cause to be delivered to the Paying Agent a Letter of Credit; provided that any deposit into the Supplemental Reserve Account required to be made by the Borrower (or the Facility Administrator on behalf of the Borrower) after the replacement of amounts on deposit in the Supplemental Reserve Account with a Letter of Credit shall be made by the Borrower (or the Facility Administrator on behalf of the Borrower) by way of cash deposits to the Supplemental Reserve Account as provided in Section 2.7(B) or pursuant to the Borrower’s (or the Facility Administrator’s on behalf of the Borrower) causing an increase in the Letter of Credit or the delivery to the Paying Agent of an additional Letter of Credit.
If at any time a Letter of Credit is held by the Paying Agent as an asset of the Supplemental Reserve Account, and if any withdrawals from the Supplemental Reserve Account will be required under this Section 8.2(D) or otherwise, the Administrative Agent (or the Borrower with the written consent of the Administrative Agent) shall, no later than three (3) Business Days prior to the applicable Payment Date or payment date, direct the Paying Agent in writing to draw on the Letter of Credit, which direction shall provide the required draw amount. The Administrative Agent (or the Borrower with the written consent of the Administrative Agent) shall direct the Paying Agent to submit the drawing documents to the applicable Eligible Letter of Credit Bank no later than 5:00 P.M. (New York City time) on the second (2nd) Business Day after the Paying Agent receives such direction. Upon the receipt of the proceeds of any such drawing, the Paying Agent shall deposit such proceeds into the Supplemental Reserve Account. Any (A) references in the Transaction Documents to amounts on deposit in the Supplemental Reserve Account or amounts in or credited to the Supplemental Reserve Account shall include or be deemed to include the aggregate available amount of the Letters of Credit delivered to the Paying Agent pursuant to this Section 8.2(D), and (B) Letter of Credit delivered by the Borrower (or the Facility Administrator on behalf of the Borrower) to the Paying Agent pursuant to this Section 8.2(D) shall be held as an asset of the Supplemental Reserve Account and valued for purposes of determining the amount on deposit in the Supplemental Reserve Account at the amount as of any date then available to be drawn on such Letter of Credit.
If at any time a Letter of Credit is held by the Paying Agent as an asset of the Supplemental Reserve Account, then: (i) if the Letter of Credit is scheduled to expire by its terms and ten (10) days prior to the scheduled expiration date such Letter of Credit has not been extended or replaced, then the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent shall on such tenth (10th) day prior to the scheduled expiration date notify the Paying Agent in writing of such failure to extend or replace the Letter of Credit, and the Paying Agent shall, submit the drawing documents delivered to it by the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent to the Eligible Letter of Credit Bank no later than 5:00 P.M. (New York City time) on the second (2nd) Business Day prior to the scheduled expiration date and draw the full amount of such Letter of Credit and deposit the proceeds of such drawing into the Supplemental Reserve Account, and (ii) if the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent notifies the Paying Agent in writing that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Credit Bank or a Responsible Officer of the Paying Agent otherwise receives written notice that the financial institution issuing the Letter of Credit ceases to be an Eligible Letter of Credit Bank, then the Paying Agent shall, no later than the second (2nd) Business Day after receipt of any such written notice by a Responsible Officer of the Paying Agent submit the drawing documents delivered to it by the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent to draw the full amount of such Letter of Credit and deposit the proceeds of such drawing into the Supplemental Reserve Account.
If at any time a Letter of Credit is held by the Paying Agent as an asset of the Supplemental Reserve Account, the stated amount of the Letter of Credit may be reduced from time to time, to the extent of any reduction in the dollar amount of the Supplemental Reserve Account Required Balance. Each month upon receipt by the Paying Agent of the Facility Administrator Report if such Facility Administrator Report shows a reduction in the Supplemental Reserve Account Required Balance, then the Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent shall, prior to the related Payment Date, direct the Paying Agent to send the Eligible Letter of Credit Bank a letter in the form provided in the Letter of Credit to reduce the stated amount of the Letter of Credit. The Borrower (or the Facility Administrator on behalf of the Borrower) or the Administrative Agent shall ensure that the letter submitted shall provide for the reduction to be effective as of the close of business on the related Payment Date. The reduction shall be in the amount shown on the Facility Administrator Report as the Supplemental Reserve Account “reductions” and the remaining stated amount of the Letter of Credit shall be equal to the Supplemental Reserve Account Required Balance “ending required amount” as shown on the Facility Administrator Report. Any drawing on the Letter of Credit may be reimbursed by the Borrower only from amounts remitted to the Borrower pursuant to clauses (xiii) or (xiv)(b) of Section 2.7(B).
Notwithstanding the foregoing or any other provision to the contrary in this Agreement or any other Transaction Document, in no event shall the Paying Agent be required to report, track, calculate or monitor the value, available amount or any other information regarding any Letter of Credit for any party hereto or beneficiary of or under the Supplemental Reserve Account, except as expressly required pursuant to this Section 8.2(D).
(E)    Deposits and Withdrawals from the SAP Revenue Account. Deposits into the SAP Revenue Account shall be made consistent with Section 5.1(R). The Paying Agent shall withdraw all amounts on deposit in the SAP Revenue Account in excess of $[***] on the first Business Day of each calendar month and remit such amounts to the Collection Account. The Manager shall be permitted to withdraw up to $[***] in the aggregate during each calendar month from the SAP Revenue Account to pay Operational Amounts in accordance with the related SAP Financing Documents. On the date on which the Aggregate Outstanding Advances are reduced to zero, the Administrative Agent shall cause the Paying Agent, pursuant to a written direction, to withdraw all amounts on deposit in the SAP Revenue Account and deposit such amounts into the Collection Account to be paid in accordance with Section 2.7(B).
(F)    Paying Agent Account Control. (i) Each Paying Agent Account shall be established at an Eligible Institution and at all times maintained by the Paying Agent which shall act as a “securities intermediary” (as defined in Section 8-102 of the UCC) and a “bank” (as defined in Section 9-102 of the UCC) hereunder ~~(in such capacities, the “Securities Intermediary”)~~  with
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

respect to each Paying Agent Account. The Paying Agent hereby confirms that, as of the Second Amendment and Restatement Date, the account numbers of each of the Paying Agent Accounts are as described on Schedule II attached hereto.
(~~ii~~i)    Each Paying Agent Account shall be a “securities account” as defined in Section 8-501 of the UCC and shall be maintained by the Paying Agent as a securities intermediary for and in the name of the Borrower, subject to the lien of the Administrative Agent, for the benefit of the Secured Parties. The Paying Agent shall treat the Administrative Agent as the “entitlement holder” (within the meaning of Section 8-102(a)(7) of the UCC) in respect of all “financial assets” (within the meaning of Section 8-102(a)(9) of the UCC) credited to the Paying Agent Accounts.
(~~iii~~ii)    The Paying Agent hereby confirms and agrees that:
(a)    the Paying Agent shall not change the name or account number of any Paying Agent Account without the prior written consent of the Administrative Agent and the Borrower;
(b)    all securities or other property underlying any financial assets (as hereinafter defined) credited to a Paying Agent Account shall be registered in the name of the Paying Agent, indorsed to the Paying Agent or indorsed in blank or credited to another securities account maintained in the name of the Paying Agent, and in no case will any financial asset credited to a Paying Agent Account be registered in the name of the Borrower or any other Person, payable to the Borrower or specially indorsed to the Borrower or any other Person, except to the extent the foregoing have been specially indorsed to the Administrative Agent, for the benefit of the Secured Parties, or in blank;
(c)    all property transferred or delivered to the Paying Agent pursuant to this Agreement will be credited to the appropriate Borrower Account in accordance with the terms of this Agreement;
(d)    each Paying Agent Account is an account to which financial assets are or may be credited, and the Paying Agent shall, subject to the terms of this Agreement, treat each of the Borrower and the Facility Administrator as entitled to exercise the rights that comprise any financial asset credited to each such Paying Agent Account; and
(e)    notwithstanding the intent of the parties hereto, to the extent that any Paying Agent Account shall be determined to constitute a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC, such Paying Agent Account shall be subject to the exclusive control of the Administrative Agent, for the benefit of the Secured Parties, and the Paying Agent will comply with instructions originated by the Administrative Agent directing disposition of the funds in such Paying Agent Account, without further consent by the Borrower or the Facility Administrator; provided that, notwithstanding the foregoing, the Administrative Agent hereby
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authorizes the Paying Agent to honor withdrawal, payment, transfer or other instructions directing disposition of the funds in the Collection Account received from the Borrower or the Facility Administrator, on its behalf, pursuant to Section 2.7 or this Section 8.2.
(~~iv~~iii)    The Paying Agent hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument or cash) credited to any Paying Agent Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.
(~~v~~iv)    If at any time the Paying Agent shall receive an “entitlement order” (as defined in Section 8-102(a)(8) of the UCC) (an “Entitlement Order”) from the Administrative Agent (i.e., an order directing a transfer or redemption of any financial asset in any Paying Agent Account), or any “instruction” (within the meaning of Section 9-104 of the UCC), originated by the Administrative Agent, the Paying Agent shall comply with such Entitlement Order or instruction without further consent by the Borrower, the Facility Administrator or any other Person. Neither the Facility Administrator nor the Borrower shall make any withdrawals from any Paying Agent Account, except pursuant to Section 2.7 or this Section 8.2.
(~~vi~~v)    In the event that the Paying Agent has or subsequently obtains by agreement, by operation of law or otherwise a security interest in any Paying Agent Account or any financial assets, funds, cash or other property credited thereto or any security entitlement with respect thereto, the Paying Agent hereby agrees that such security interest shall be subordinate to the security interest of the Administrative Agent, for the benefit of the Secured Parties. Notwithstanding the preceding sentence, the financial assets, funds, cash or other property credited to any Paying Agent Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Administrative Agent, for the benefit of the Secured Parties (except that the Paying Agent may set-off (i) all amounts due to the Paying Agent in its capacity as securities intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Paying Agent Accounts, and (ii) the face amount of any checks that have been credited to the Paying Agent Accounts but are subsequently returned unpaid because of uncollected or insufficient funds).
(~~vii~~vi)    Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the “bank’s jurisdiction” (within the meaning of Section 9-304 of the UCC) and the “security intermediary’s jurisdiction” (within the meaning of Section 8-110 of the UCC).
(~~viii~~vii)    If, at any time, the Paying Agent resigns or is removed hereunder or any Paying Agent Account ceases to be held at an Eligible Institution, the Facility Administrator, for the benefit of the Administrative Agent and the Lenders, shall within thirty (30) days establish a new Collection Account, Supplemental Reserve Account, Liquidity Reserve Account, the SAP Revenue Account, the WIP Reserve Account and Takeout Transaction Account meeting the conditions specified above with an Eligible
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Institution reasonably acceptable to the Administrative Agent and transfer any cash and/or any investments held therein or with respect thereto to such new Collection Account, Supplemental Reserve Account, Liquidity Reserve Account, SAP Revenue Account, the WIP Reserve Account or Takeout Transaction Account, as applicable. From the date such new Collection Account, Supplemental Reserve Account, Liquidity Reserve Account, SAP Revenue Account, the WIP Reserve Account or Takeout Transaction Account is established, it shall be the “Collection Account,” “Supplemental Reserve Account,” “Liquidity Reserve Account,” “SAP Revenue Account,” “WIP Reserve Account” or “Takeout Transaction Account” hereunder, as applicable.
(G)    Permitted Investments. Prior to an Event of Default, the Facility Administrator (and after an Event of Default, the Administrative Agent) may direct each banking institution at which the Collection Account, the Liquidity Reserve Account, Supplemental Reserve Account, SAP Revenue Account, the WIP Reserve Account or Takeout Transaction Account shall be maintained, in writing, to invest the funds held in such accounts in one or more Permitted Investments. Absent such written direction, such funds shall remain uninvested. All investments of funds on deposit in the Collection Account, the Liquidity Reserve Account, Supplemental Reserve Account, SAP Revenue Account, the WIP Reserve Account or Takeout Transaction Account shall be uninvested so that such funds will be available on the Business Day immediately preceding the date on which the funds are to be disbursed from such account, unless otherwise expressly set forth herein. All interest derived from such Permitted Investments shall be deemed to be “investment proceeds” and shall be deposited into such account to be distributed in accordance with the requirements hereof. The taxpayer identification number associated with the Collection Account, the Liquidity Reserve Account, Supplemental Reserve Account, SAP Revenue Account, the WIP Reserve Account and Takeout Transaction Account shall be that of the Borrower, and the Borrower shall report for federal, state and local income tax purposes the income, if any, earned on funds in such accounts.
Section 8.3    Adjustments
. If the Facility Administrator makes a mistake with respect to the amount of any Collection or payment and deposits, pays or causes to be deposited or paid, an amount that is less than or more than the actual amount thereof, the Facility Administrator shall appropriately adjust the amounts subsequently deposited into the applicable account or paid out to reflect such mistake for the date of such adjustment. Any Eligible Solar Asset in respect of which a dishonored check is received shall be deemed not to have been paid.
ARTICLE IX

The Paying Agent
Section 9.1    Appointment
. The appointment of Computershare Trust Company, National Association is hereby confirmed by the other parties hereto (other than the Verification Agent) as Paying Agent, and accepts such appointment subject to the terms of this Agreement.
Section 9.2    Representations and Warranties
. The Paying Agent represents to the other parties hereto as follows:
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(A)    Organization; Corporate Powers. The Paying Agent is duly incorporated and validly existing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to conduct its business, to own its property and to execute, deliver and perform all of its obligations under this Agreement, and no license, permit, consent or approval, is required to be obtained, effective or given by the Paying Agent to enable it to perform its obligations hereunder.
(B)    Authority. The execution, delivery and performance by the Paying Agent of this Agreement have been duly authorized by all necessary action on the part of the Paying Agent.
(C)    Enforcement. This Agreement constitutes the legal, valid and binding obligation of the Paying Agent, enforceable against the Paying Agent in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity, regardless of whether such enforcement is sought at equity or at law.
(D)    No Conflict. The Paying Agent is not in violation of any law, rule, or regulation governing the banking or trust powers of the Paying Agent applicable to it or any indenture, lease, loan or other agreement to which the Paying Agent is a party or by which it or its assets may be bound or affected, except for such laws, rules or regulations or indentures, leases, loans or other agreements the violation of which would not have a material adverse effect on the Paying Agent’s abilities to perform its obligations in accordance with the terms of this Agreement.
Section 9.3    Limitation of Liability of the Paying Agent
. Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Computershare Trust Company, National Association, not in its individual capacity, but solely as the Paying Agent, and in no event shall Computershare Trust Company, National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the other parties hereto or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the party responsible therefor.
Section 9.4    Certain Matters Affecting the Paying Agent
. Notwithstanding anything herein to the contrary:
(A)    The Paying Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. The Paying Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement.
(B)    The Paying Agent shall not be subject to any fiduciary or other implied duties, obligations or covenants regardless of whether an Event of Default has occurred and is continuing.
(C)    The Paying Agent shall not be liable for any action taken or any error of judgment made in good faith by an officer or officers of the Paying Agent, unless it shall be conclusively determined by the final judgment of a court of competent jurisdiction not subject to appeal or review that the Paying Agent was grossly negligent or acted with willful misconduct in ascertaining the pertinent facts.
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(D)    The Paying Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any direction given or certificate or other document delivered to the Paying Agent under this Agreement or any other Transaction Document.
(E)    None of the provisions of this Agreement or any other Transaction Document shall require the Paying Agent to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.
(F)    The Paying Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties, and shall be under no obligation to inquire as to the adequacy, content, accuracy or sufficiency of any such information or be under any obligation to make any calculation (or re-calculation), certification, or verification in respect of any such information and shall not be liable for any loss that may be occasioned thereby. The Paying Agent may also, but shall not be required to, rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon.
(G)    Whenever in the administration of the provisions of this Agreement or any other Transaction Document the Paying Agent shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter may, in the absence of gross negligence, willful misconduct or bad faith on the part of the Paying Agent, be deemed to be conclusively proved and established by a certificate delivered to the Paying Agent hereunder, and such certificate, in the absence of gross negligence, willful misconduct or bad faith on the part of the Paying Agent, shall be full warrant to the Paying Agent for any action taken, suffered or omitted by it under the provisions of this Agreement or any other Transaction Document.
(H)    The Paying Agent, at the expense of the Borrower, may consult with counsel, and the advice or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel; provided however that such costs of counsel are reasonable and documented. Before the Paying Agent acts or refrains from acting hereunder, it may require and shall be entitled to receive an Officer’s Certificate and/or an opinion of counsel, the costs of which (including the Paying Agent’s reasonable and documented attorney’s fees and expenses) shall be paid by the party requesting that the Paying Agent act or refrain from acting. The Paying Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificate or opinion of counsel.
(I)    The Paying Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, entitlement order, approval or other paper or document.
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(J)    Except as provided expressly in Section 8.2(G) hereof, the Paying Agent shall have no obligation to invest and reinvest any cash held in any of the accounts hereunder in the absence of a timely and specific written investment direction pursuant to the terms of this Agreement. In no event shall the Paying Agent be liable for the selection of investments or for investment losses incurred thereon. The Paying Agent shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of another party to timely provide a written investment direction pursuant to the terms of this Agreement. Investments in any Permitted Investments are not obligations or recommendations of, or endorsed or guaranteed by, the Paying Agent or its Affiliates. The Paying Agent and its Affiliates may provide various services for Permitted Investments and may be paid fees for such services. Each party hereto understands and agrees that proceeds of the sale of investments of the funds in any account maintained with the Paying Agent will be deposited by the Paying Agent into the applicable accounts on the Business Day on which the Paying Agent receives appropriate instructions hereunder, if such instructions received by the Paying Agent prior to the deadline for same day sale of such investments. If the Paying Agent receives such instructions after the applicable deadline for the sale of such investments, such proceeds will be deposited by the Paying Agent into the applicable account on the next succeeding Business Day. The parties hereto agree that notifications after the completion of purchases and sales of investments shall not be provided by the Paying Agent hereunder, and the Paying Agent shall make available, upon request and in lieu of notifications, periodic account statements that reflect such investment activity. No statement shall be made available if no investment activity has occurred during such period.
(K)    The Paying Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, affiliates, custodians or nominees appointed with due care, and shall not be responsible for any action or omission on the part of any agent, attorney, custodian or nominee so appointed.
(L)    Any corporation or entity into which the Paying Agent may be merged or converted or with which it may be consolidated, or any corporation or entity resulting from any merger, conversion or consolidation to which the Paying Agent shall be a party, or any corporation or entity succeeding to the business of the Paying Agent shall be the successor of the Paying Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.
(M)    In no event shall the Paying Agent be liable for punitive, special, indirect or consequential loss or damage of any kind whatsoever (including lost profits), even if the Paying Agent has been advised of such loss or damage and regardless of the form of action.
(N)    In no event shall the Paying Agent be liable for any failure or delay in the performance of its obligations under this Agreement or any related documents because of circumstances beyond the Paying Agent’s control, including a failure, termination, or suspension of a clearing house, securities depositary, settlement system or central payment system in any applicable part of the world or acts of God, flood, war (whether declared or undeclared), civil or military disturbances or hostilities, nuclear or natural catastrophes, political unrest, explosion, severe weather or accident, earthquake, terrorism, fire, riot, labor disturbances, strikes or work stoppages
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for any reason, embargo, government action, including any laws, ordinances, regulations or the like (whether domestic, federal, state, county or municipal or foreign) which delay, restrict or prohibit the providing of the services contemplated by this Agreement or any other Transaction Document or any related documents, or the unavailability of communications or computer facilities, the failure of equipment or interruption of communications or computer facilities, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility, or any other causes beyond the Paying Agent’s control whether or not of the same class or kind as specified above.
(O)    Knowledge of the Paying Agent shall not be attributed or imputed to any affiliate, line of business, or other division of Computershare Trust Company, National Association (and vice versa).
(P)    The right of the Paying Agent to perform any permissive or discretionary act enumerated in this Agreement or any other Transaction Document shall not be construed as a duty.
(Q)    Absent gross negligence, bad faith or willful misconduct (in each case as conclusively determined by a court of competent jurisdiction pursuant to a final order or verdict not subject to appeal) on the part of, Computershare Trust Company, National Association in acting in each of its capacities under this Agreement and the related Transaction Documents shall not constitute impermissible self-dealing or a conflict of interest, and the parties hereto hereby waive any conflict of interest presented by such service. Computershare Trust Company, National Association may act as agent for, provide banking, custodial, collateral agency, verification and other services to, and generally engage in any kind of business, with others to the same extent as if Computershare Trust Company, National Association, were not a party hereto. Nothing in this Agreement or any other Transaction Document shall in any way be deemed to restrict the right of Computershare Trust Company, National Association to perform such services for any other person or entity, and the performance of such services for others will not, in and of itself, be deemed to violate or give rise to any duty or obligation to any party hereto not specifically undertaken by Computershare Trust Company, National Association hereunder or under any other Transaction Document.
(R)    The Paying Agent shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement or any other Transaction Document other than for the Paying Agent’s compensation.
(S)    The Paying Agent shall not be deemed to have notice or knowledge of, or be required to act based on, any event or information (including any Event of Default, Amortization Event or any other default and including the sending of any notice) unless a Responsible Officer of the Paying Agent has actual knowledge or shall have received written notice thereof. In the absence of such actual knowledge or receipt of such notice, the Paying Agent may conclusively assume that none of such events have occurred and the Paying Agent shall not have any obligation or duty to determine whether any Event of Default, Amortization Event or any other default has occurred. The delivery or availability of reports or other documents to the Paying Agent (including publicly available reports or documents) shall not constitute actual or constructive knowledge or notice of information contained in or determinable from those reports or documents, except for such information provided to be delivered under this Agreement to the Paying Agent; and knowledge or information acquired by any Responsible Officer of the Paying Agent in any of its respective capacities hereunder or
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under any other document related to this transaction, provided that the foregoing shall not relieve the Person acting as Paying Agent, as applicable, from its obligations to perform or responsibility for the manner of performance of its duties in a separate capacity under the Transaction Documents.
(T)    Except as otherwise provided in this Article IX:
(i)    except as expressly required pursuant to the terms of this Agreement, the Paying Agent shall not be required to make any initial or periodic examination of any documents or records for the purpose of establishing the presence or absence of defects, the compliance by the Borrower or any other Person with its representations and warranties or for any other purpose except as expressly required pursuant to the terms of this Agreement;
(ii)    whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Paying Agent shall be subject to the provisions of this Article IX;
(iii)    the Paying Agent shall not have any liability with respect to the acts or omissions of any other Person, and may assume compliance by each of the other parties to the Transaction Documents with their obligations thereunder unless a Responsible Officer of the Paying Agent is notified of any such noncompliance in writing;
(iv)    under no circumstances shall the Paying Agent be personally liable for any representation, warranty, covenant, obligation or indebtedness of any other party to the Transaction Documents (other than Computershare Trust Company, National Association in any of its capacities under the Transaction Documents);
(v)    the Paying Agent shall not be held responsible or liable for or in respect of, and makes no representation or warranty with respect to (A) any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement, continuation statement or amendments to a financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, or (B) the existence, genuineness, value or protection of any collateral, for the legality, enforceability, effectiveness or sufficiency of the Transaction Documents or for the monitoring, creation, maintenance, enforceability, existence, status, validity, priority or perfection of any security interest, lien or collateral or the performance of any collateral; and
(vi)    the Paying Agent shall not be required to take any action hereunder if it shall have reasonably determined, or shall have been advised by its counsel, that such action is likely to result in liability on the part of the Paying Agent or is contrary to the terms hereof or any other Transaction Document to which it is a party or is not in accordance with applicable laws.
(U)    It is expressly understood and agreed by the parties hereto that the Paying Agent (i) has not provided nor will it provide in the future, any advice, counsel or opinion regarding the tax,
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financial, investment, securities law or insurance implications and consequences of the consummation, funding and ongoing administration of this Agreement and the matters contemplated herein, including, but not limited to, income, gift and estate tax issues, and the initial and ongoing selection and monitoring of financing arrangements, (ii) has not made any investigation as to the accuracy of any representations, warranties or other obligations of any other party to this Agreement or the other Transaction Documents or any other document or instrument and shall not have any liability in connection therewith and (iii) has not prepared or verified, or shall be responsible or liable for, any information, disclosure or other statement in any disclosure or offering document delivered in connection with this Agreement or the other Transaction Documents.
(V)    The recitals contained herein shall not be taken as the statements of the Paying Agent, and the Paying Agent does not assume any responsibility for their correctness. The Paying Agent does not make any representation regarding the validity, sufficiency or enforceability of this Agreement or the other Transaction Documents or as to the perfection or priority of any security interest therein, except as expressly set forth in Section 9.2(C).
(W)    In the event that (i) the Paying Agent is unsure as to the application or interpretation of any provision of this Agreement or any other Transaction Document, (ii) this Agreement is silent or is incomplete as to the course of action that the Paying Agent is required or permitted to take with respect to a particular set of facts, or (iii) more than one methodology can be used to make any determination or calculation to be performed by the Paying Agent hereunder, then the Paying Agent may give written notice to the Administrative Agent (with a copy to each Lender) requesting written instruction and, to the extent that the Paying Agent acts or refrains from acting in good faith in accordance with any such written instruction, the Paying Agent shall not be personally liable to any Person. If the Paying Agent shall not have received such written instruction within ten (10) calendar days of delivery of notice to the Administrative Agent (or within such shorter period of time as may reasonably be specified in such notice or as may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking any action, and shall have no liability to any Person for such action or inaction.
(X)    The Paying Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any other Transaction Document or to institute, conduct or defend any litigation hereunder or thereunder or in relation hereto or thereto at the request, order or direction of any ~~of any~~ Person, unless such Person with the requisite authority shall have offered to the Paying Agent security or indemnity satisfactory to the Paying Agent against the costs, expenses and liabilities (including the reasonable and documented fees and expenses of the Paying Agent’s counsel and agents) which may be incurred therein or thereby.
(Y)    The Paying Agent shall have no duty (i) to maintain or monitor any insurance or (ii) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Collateral.
(Z)    Notwithstanding anything to the contrary in this Agreement, the Paying Agent shall not be required to take any action that is not in accordance with applicable law.
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(AA)    The rights, benefits, protections, immunities and indemnities afforded the Paying Agent hereunder shall extend to the Paying Agent (in any of its capacities) under any other Transaction Document or related agreement as though set forth therein in their entirety mutatis mutandis.
Section 9.5    Indemnification
. The Borrower and the Facility Administrator (for so long as the Facility Administrator is an Affiliate of the Borrower) agree, jointly and severally, to reimburse and indemnify, defend and hold harmless the Paying Agent, in its individual and representative capacities, and its officers, directors, agents and employees (collectively, the “Paying Agent Indemnified Parties”) against any and all fees, costs, damages, losses, suits, claims, judgments, liabilities, obligations, penalties, actions, expenses (including the reasonable and documented fees and expenses of counsel and court costs) or disbursements of any kind and nature whatsoever, regardless of the merit, which may be imposed on, incurred by or demanded, claimed or asserted against any of them in any way directly or indirectly relating to or arising out of or in connection with this Agreement or any other Transaction Document or any other document delivered in connection herewith or therewith or the transactions contemplated hereby or thereby, or the enforcement of any of the terms hereof or thereof or of any such other documents, including in connection with any enforcement (including any action, claim or suit brought) by any Paying Agent Indemnified Party of its rights hereunder or thereunder (including rights to indemnification), provided, that none of the Borrower or the Facility Administrator shall be liable for any of the foregoing to the extent arising from the gross negligence, willful misconduct or bad faith of the Paying Agent, as determined by the final judgment of a court of competent jurisdiction, no longer subject to appeal or review. The provisions of this Section 9.5 shall survive the discharge, termination or assignment of this Agreement or any related agreement or the earlier of the resignation or removal of the Paying Agent. This Section 9.5 shall not apply with respect to Taxes other than any Taxes that represent losses, liabilities, claims and damages arising from any non-Tax Proceeding. The Paying Agent Indemnified Parties’ reasonable and documented expenses are intended as expenses of administration.
Section 9.6    Successor Paying Agent
.
(A)    The Paying Agent may resign at any time by giving at least thirty (30) days’ prior written notice thereof to the other parties hereto; provided, that no such resignation shall become effective until a successor Paying Agent that is satisfactory to the Administrative Agent and, to the extent no Event of Default or Amortization Event has occurred and is continuing, the Borrower, has been appointed hereunder. The Paying Agent may be removed at any time for cause by at least thirty (30) days’ prior written notice received by the Paying Agent from the Administrative Agent. Upon any such resignation or removal, the Administrative Agent shall have the right to appoint a successor Paying Agent that is satisfactory to the Borrower (unless an Event of Default or Amortization Event has occurred and is continuing). If no successor Paying Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the exiting Paying Agent’s giving notice of resignation or receipt of notice of removal, then the exiting Paying Agent may, at the sole expense (including all fees, costs and expenses (including attorneys’ reasonable and documented fees and expenses) incurred in connection with such petition) of the Borrower, petition a court of competent jurisdiction to appoint a successor Paying Agent. Upon the
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acceptance of any appointment as the Paying Agent hereunder by a successor Paying Agent, such successor Paying Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the exiting Paying Agent, and the exiting Paying Agent shall be discharged from its duties and obligations hereunder. After any exiting Paying Agent’s resignation hereunder, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Paying Agent hereunder. If the Paying Agent consolidates with, merges or converts into, or transfers or sells all or substantially all its corporate trust business or assets to, another Person, the resulting, surviving or transferee Person without any further act shall be the successor Paying Agent.
(B)    Prior to the Second Amendment and Restatement Date, Wells Fargo Bank, National Association transferred and sold substantially all of its trust business or assets to Computershare Trust Company, National Association. Wells Fargo Bank, National Association, Computershare Trust Company, National Association and each other party hereto hereby acknowledges and agrees that, as of the Second Amended and Restatement Date, Computershare Trust Company, National Association shall be the Paying Agent as successor to Wells Fargo Bank, National Association as a result of such transfer and sale in accordance with the last sentence of Section 9.6(A), and all rights and obligations of Wells Fargo Bank, National Association, as the initial paying agent under the Transaction Documents and any documents entered into or delivered pursuant thereto have been assigned to Computershare Trust Company, National Association.
ARTICLE X

Miscellaneous
Section 10.1    Survival
. All representations and warranties made by the Borrower and the Facility Administrator herein and all indemnification obligations of the Borrower and the Facility Administrator hereunder shall survive, and shall continue in full force and effect, after the making and the repayment of the Advances hereunder and the termination of this Agreement.
Section 10.2    Amendments, Etc.
(A)
(A)    Except as otherwise set forth in this Agreement (including Section 2.15) or in the applicable Transaction Documents, no amendment to or waiver of any provision of this Agreement or any other Transaction Document (other than any Fee Letter), nor consent to any departure therefrom by the parties hereto, shall in any event be effective unless the same shall be in writing and executed by the Borrower and the Majority Lenders, and acknowledged by the Administrative Agent, or by the Borrower and the Administrative Agent with the consent of the Majority Lenders (and each such consent or waiver shall be effective only in the specific instance and for the specific purpose for which given); provided, that no such amendment, waiver or consent shall:
(i)    amend, modify or waive any provision of Section ~~7.14~~7.12 through Section ~~7.22~~7.21 hereof without the written consent of all Funding Agents;
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(ii)    affect the rights or duties of the Paying Agent, Verification Agent or Facility Administrator under this Agreement without the written consent of such Paying Agent, Verification Agent or Facility Administrator, respectively; or
(iii)    extend or increase the Commitment of any Lender without the written consent of such Lender;
provided, however, that no Class A Fundamental Amendment shall in any event be effective unless the same shall be in writing and signed by each of the Borrower, the Administrative Agent and each Class A Lender and no Class B Fundamental Amendment shall in any event be effective unless the same shall be in writing and signed by each of the Borrower, the Administrative Agent and each Class B Lender; and provided further, that no Fundamental Amendment shall in any event be effective unless the same shall be in writing and signed by each of the Borrower, the Administrative Agent and each Lender; provided, that consent to any amendment, consent or waiver shall not be unreasonably withheld by any Class B Lender.
The Borrower agrees to provide notice to each party hereto of any amendments to, consents of, or waivers of any provision of this Agreement.
(B)    Notwithstanding the foregoing or any other provision of this Agreement or any other Transaction Document to the contrary, the Administrative Agent, on behalf of the Lenders and each Funding Agent, and the Borrower may enter into an amendment hereto for the purpose of subdividing the Advances into separate tranches or reallocating the outstanding principal balance of the Advances among the Class A Advances and the Class B Advances; provided, no such amendment may be executed without the consent of all Lenders affected thereby; provided further, that such amendment shall be at the expense of the Lender or Lenders requesting such amendment and that none of the Borrower, Paying Agent or the Administrative Agent need enter into such amendment and no Lender need consent to such amendment if it would have a Material Adverse Effect on the payments, economics or obligations of any such party. Subject to the preceding sentence, each of the Borrower and the Facility Administrator agree to cooperate in effecting any amendment pursuant to this Section 10.2(B).
(C)    Notwithstanding anything to the contrary set forth in this Section 10.2, the consent of the Administrative Agent shall not be required for any amendment made in accordance with Section 5.1(A)(ix) and Section 5.1(A)(x).
(D)    Notwithstanding anything herein to the contrary, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent that by its terms requires the consent of all the Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended, the maturity of any of its Advances may not be extended, the rate of interest on any of its Advances may not be reduced and the principal amount of any of its Advances may not be forgiven, in each case without the consent of such Defaulting Lender and (y) any amendment, waiver or consent requiring the consent of all the Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than the other affected Lenders shall require the consent of such Defaulting Lender.
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(E)    In addition, notwithstanding anything in this Section 10.2 to the contrary, if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error or omission of a technical nature, in each case, in any provision of the Transaction Documents, then the Administrative Agent and the Borrower shall be permitted to amend such provision, and, in each case, such amendment shall become effective without any further action or consent of any other party to any Transaction Document if the same is not objected to in writing by the Majority Lenders to the Administrative Agent within ten (10) Business Days following receipt of notice thereof.
(F)    No amendment of any term or provision of Section 10.27 hereof shall impact the rights, obligations or liabilities of the Green Loan Structuring Agent under any Transaction Document shall be effective without the written consent of the Green Loan Structuring Agent.
Section 10.3    Notices, Etc.
(A)    Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided by clause (B) below), all notices and other communications provided for hereunder shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by email as follows:
(i)    if to the Borrower, to the Borrower, at its address at 20 East Greenway Plaza, Suite 540, Houston, TX 77046. Attention: Chief Financial Officer and Treasurer, email address: [***]; [***];
(ii)    if to the Facility Administrator, at its address at 20 East Greenway Plaza, Suite 540, Houston, TX 77046, Attention: Chief Financial Officer and Treasurer, email address: [***]; [***];
(iii)    if to the Administrative Agent or the Atlas Funding Agent, at its address at Atlas Securitized Products ~~Holdings~~Administration, L.P., 230 Park Avenue, Suite 800, New York, NY 10169, Attention: ATLAS SP Partners – Warehouse Financing, email address: [***], and if to AGF WHCO 1-A1 LP, its address at AGF WHCO 1-A1 LP, c/o AASP Management LP, 9 West 57th Street, 42nd Floor, New York, NY 10019, c/o Atlas Securitized Products ~~Advisors, L.P.~~Administration BKR GP, LLC, email address: [***]; [***];
(iv)    if to SVB, as a Class A Funding Agent or a Class A Lender, at its address at Silicon Valley Bank, a Division of First Citizens Bank & Trust Company, 11 W 42nd Street, 13th Floor, New York, NY 10036, Attention: [***], Email: [***], [***], Telephone: [***];
(v)    if to EWB, as a Class A Funding Agent or a Class A Lender, at its address at East West Bank, 135 N. Los Robles Avenue, 8th Floor, Pasadena, CA 91101, Attention: [***], Email: [***], Telephone: [***];
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(vi)    if to ING, as a Class A Funding Agent or a Class A Lender, at its address at ING Capital LLC, 1133 Avenue of Americas, New York, NY, 10036, Attention: [***], Email: [***], Telephone: [***];
(vii)    if to Barclays, as a Class A Funding Agent or a Class A Lender, at its address at Barclays Bank PLC, 745 Seventh Avenue, 5th Floor, New York, NY 10019, Email: [***]; [***]; [***]; [***]; [***]; [***];
(viii)    if to Salisbury Receivables Company LLC, as a Conduit Lender, at its address at Salisbury Receivables Company LLC, 745 Seventh Avenue, 5th Floor, New York, NY 10019, Email: [***]; [***]; [***]; [***]; [***]; [***];
(ix)    if to Sheffield Receivables Company LLC, as a Conduit Lender, at its address at Sheffield Receivables Company LLC, 745 Seventh Avenue, 5th Floor, New York, NY 10019, Email: [***]; [***]; [***]; [***]; [***]; [***];
(x)    if to MUFG, as a Class A Funding Agent or Class A Lender, at its address at MUFG Bank, Ltd., 1221 Avenue of the Americas, New York, NY 10020, Attention: [***], Email: [***], Telephone: [***];
(xi)    if to Victory Receivables Corporation, as Conduit Lender, at its address at Victory Receivables Corporation, 1221 Avenue of the Americas, New York, NY 10020, Attention: [***], Email: [***], Telephone: [***];
(xii)    if to a LibreMax Related Party, at its address at LibreMax E Value Master Fund, Ltd. c/o LibreMax Capital, LLC 600 Lexington Ave, 7th Floor New York, NY 10022 Attention: [***], Email: [***], Telephone: [***]; Boston Patriot Saint James SPE LLC c/o LibreMax Capital, LLC 600 Lexington Ave, 7th Floor New York, NY 10022 Attention: [***], Email: [***], Telephone: [***]; LibreMax Structured Opportunities Master Fund II, LP c/o LibreMax Capital, LLC 600 Lexington Ave, 7th Floor New York, NY 10022 Attention: [***], Email: [***], Telephone: [***]; LibreMax Structured Income (ECI) Master Fund III, LP c/o LibreMax Capital, LLC 600 Lexington Ave, 7th Floor New York, NY 10022 Attention: [***], Email: [***], Telephone: [***]; LibreMax Value Master Fund, Ltd. c/o LibreMax Capital, LLC 600 Lexington Ave, 7th Floor New York, NY 10022 Attention: [***], Email: [***], Telephone: [***]; LibreMax Opportunistic Value Master Fund, LP c/o LibreMax Capital, LLC 600 Lexington Ave, 7th Floor New York, NY 10022 Attention: [***], Email: [***], Telephone: [***]; and Variant Impact Fund, 10300 SW Greenburg Road, Suite 308, Portland, Oregon 97223, Attention: Operations, Email: [***];
(xiii)    if to ACM AIF Evergreen P3 DAC SubCo LP or Atalaya Asset Income Fund Parallel 345 LP, as a Class B Lender, or Midtown Madison Management LLC, as a Funding Agent, at its address at One Rockefeller Plaza, 32nd Floor, New York, NY 10020, Attention: [***], [***], Sunnova Deal Team, Email: ~~[***]; [***]~~[***]; [***]; [***];
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(xiv)    if to the Paying Agent, at its address at 1505 Energy Park Drive, St. Paul, MN 55108, Attention: Computershare Corporate Trust – Asset-Backed Administration, E-mail: [***];
(xv)    if to any other Funding Agent or Lender, to its address (or email address) set forth in its Administrative Questionnaire; and
(xvi)    in the case of any party, at such address or other address as shall be designated by such party in a written notice to each of the other parties hereto. Notwithstanding the foregoing, each Facility Administrator Report described in Section 5.1(B) and the Borrowing Base Certificate described in Section 2.4 may be delivered by electronic mail; provided, that such electronic mail is sent by a Responsible Officer and each such Facility Administrator Report or the Borrowing Base Certificate is accompanied by an electronic reproduction of the signature of a Responsible Officer of the Borrower. All such notices and communications shall be effective, upon receipt, provided, that notice by email shall be effective upon electronic or telephonic confirmation of receipt from the recipient.
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received. Notices delivered through electronic communications, to the extent provided in clause (B) below, shall be effective as provided in said clause (B).
(B)    Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including email, FpML, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
(C)    Unless the parties hereto otherwise agree in writing, (i) notices and other communications sent to an email address shall be deemed received upon the sender’s receipt of an ~~acknowledgement~~acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written ~~acknowledgement~~acknowledgment), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its email address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(D)    Any party hereto may change its address for notices and other communications hereunder by notice to the other parties hereto.
(E)    Notwithstanding the foregoing or any other provision of this Agreement, delivery of any notice or report required or permitted under this Agreement (with the exception of any notification of breach or default, whether matured or unmatured, including but not limited to any Potential Default, Event of Default, Potential Amortization Event, Amortization Event, and any notices, reports or other communications that by its terms requires two or more forms of notice), by or on behalf of the Borrower to any other transaction party shall be, or by or on behalf of any other transaction party to the Borrower or any other transaction party may (but shall not be required to) be, transmitted by means of use of the communication portal maintained by the Administrative Agent, Atlas (if different) or any of their Affiliates (the “Portal Provider”), which shall be initially located at https://conduitportal.credit-suisse.com, or at such other internet address as shall be specified by the Portal Provider from time to time in writing to the Borrower and all other parties (the “Communication Portal”). As a condition of providing access to the Communication Portal, the Portal Provider may require registration and the acceptance of a disclaimer and/or other agreement to the terms and conditions of use, including an agreement to comply with the Portal Provider’s instructions for use of the Communication Portal. No such notice or report made by means of the Communication Portal shall be deemed sufficient for any purpose unless uploaded in accordance with the terms and conditions of use and instructions for use of the Communication Portal provided by the Portal Provider from time to time. The Communication Portal is provided “as is” and “as available.” The Administrative Agent Parties (as defined below) do not warrant the adequacy of the Communication Portal and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Administrative Agent Party in connection with the Communications or the Communications Portal. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Administrative Agent Parties”) have any liability to the Borrower, any Lender or any other Person or entity for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of communications through the Communications Portal. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of the Borrower pursuant to any Transaction Document or the transactions contemplated therein that is distributed to the Administrative Agent, any Lender by means of electronic communications pursuant to this Section, including through the Communications Portal. Neither the Administrative Agent nor (if different) the Portal Provider shall be responsible for any failure of any such notice or report to be delivered, timely or otherwise, to any party. Furthermore, neither the Administrative Agent nor (if different) the Portal Provider shall have any liability to the Borrower or any other party with respect to any information that is not delivered or transmitted to or available for download by any party, because of the failure of that information to be uploaded in accordance with the terms and conditions of the use of the Communication Portal, because that information is not in a form or format that will allow it to be uploaded to or further transmitted by the Communication Portal, or because that information is not actually received by the Communication Portal for any reason. Each of Borrower and any other transaction party that uploads any notice or report to the Communication Portal understands and acknowledges that it has sole responsibility for redacting any confidential
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

information or personally identifiable information from any notice or report before uploading it to the Communication Portal and that, once so uploaded, any such notice or report may be transmitted to or downloaded by any other party as is, in the form received. For the avoidance of doubt, the Portal Provider shall not be responsible for redacting from any uploaded notice or report any confidential information prior to providing that information to any other party. The Portal Provider shall not be required to make available to any party any information that in its sole judgment is confidential, may include any personally identifiable information or could otherwise violate Applicable Law, or could result in liability to the Administrative Agent or (if different) the Portal Provider, or to any of their respective Affiliates. Both the Administrative Agent and (if different) the Portal Provider shall be entitled to rely on but shall not be responsible to any other party for the content or accuracy of any information provided by means of the Communication Portal.
Section 10.4    No Waiver; Remedies
. No failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder or under any other Transaction Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges hereunder and under the Transaction Documents are cumulative and not exclusive of any rights, remedies, powers or privileges that any Person would otherwise have.
Section 10.5    Indemnification
. The Borrower agrees to indemnify the Administrative Agent, the Green Loan Structuring Agent, the Paying Agent, the Successor Facility Administrator, the Verification Agent, each Lender, and their respective Related Parties (collectively, the “Indemnitees”) from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses (including court costs and fees and expenses of counsel and of enforcing the Borrower’s indemnification obligations hereunder) to which such Indemnitee may become subject arising out of, resulting from or in connection with any claim, litigation, investigation or proceeding (each, a “Proceeding” (including any Proceedings under environmental laws)) relating to the Transaction Documents or any other agreement, document, instrument or transaction related thereto, the use of proceeds thereof and the transactions contemplated hereby, regardless of whether any Indemnitee is a party thereto and whether or not such Proceedings are brought by the Borrower, its equity holders, affiliates, creditors or any other third party, and to reimburse each Indemnitee upon written demand therefor (together with reasonable back-up documentation supporting such reimbursement request) for any reasonable and documented legal or other out-of-pocket expenses incurred in connection with investigating or defending any of the foregoing of one law firm to all such Indemnitees, taken as a whole, and, in the case of a conflict of interest, of one additional counsel to the affected Indemnitee taken as a whole (and, if reasonably necessary, of one local counsel and/or one regulatory counsel in any material relevant jurisdiction); provided, that the foregoing indemnity and reimbursement obligation will not, as to any Indemnitee, apply to (A) losses, claims, damages, liabilities or related expenses (i) to the extent they are found in a final non-appealable judgment of a court of competent jurisdiction to arise from the willful misconduct, bad faith or gross negligence of, or with respect to Indemnitees other than the Paying Agent or the Verification Agent, material breach of the Transaction Documents by, such Indemnitee or any of its affiliates or controlling persons or any of the officers, directors, employees, advisors or agents of any of the foregoing or (ii) arising out of any claim, litigation,
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

investigation or proceeding that does not involve an act or omission of the Borrower or any of their Affiliates and that is brought by such Indemnitee against another Indemnitee (other than an Indemnitee acting in its capacity as Paying Agent, agent, arranger or any other similar role in connection with the Transaction Documents) or (B) any settlement entered into by such Indemnitee without the Borrower’s written consent (such consent not to be unreasonably withheld or delayed). This Section 10.5 shall not apply with respect to Taxes other than any Taxes that represent losses, liabilities, claims and damages arising from any non-Tax Proceeding. The provisions of this Section 10.5 shall survive the discharge, termination or assignment of this Agreement or any related agreement or the earlier of the resignation or removal of the Paying Agent or the Verification Agent. Notwithstanding anything to the contrary in this Section 10.5, the provisions of this Section shall be applied without prejudice to, and the provisions shall not have the effect of diminishing, the rights of the Paying Agent and any Paying Agent Indemnified Parties under Section 9.5 of this Agreement or any other provision of any Transaction Document providing for the indemnification of any such Persons.
Section 10.6    Costs, Expenses and Taxes
. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses in connection with the preparation, execution, delivery, filing, recording, administration, modification, amendment or waiver of this Agreement, the Loan Notes and the other documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent, the Green Loan Structuring Agent, and the Paying Agent with respect thereto and with respect to advising the Administrative Agent, the Green Loan Structuring Agent, and the Paying Agent as to their respective rights and responsibilities under this Agreement and the other Transaction Documents. The Borrower further agrees to pay on demand all documented out-of-pocket costs and expenses, if any (including reasonable and documented counsel fees and expenses) (A) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Loan Notes and the other documents to be delivered hereunder and (B) incurred by the Administrative Agent or the Paying Agent in connection with the transactions described herein and in the other Transaction Documents, or any potential Takeout Transaction, including in any case reasonable and documented counsel fees and expenses in connection with the enforcement of rights under this Section 10.6. Without limiting the foregoing, the Borrower acknowledges and agrees that the Administrative Agent or its counsel may at any time after an Event of Default shall have occurred and be continuing, engage professional consultants selected by the Administrative Agent to conduct additional due diligence with respect to the transactions contemplated hereby, including (A) review and independently assess the existing methodology employed by the Borrower in allocating Collections with respect to the Collateral, assess the reasonableness of the methodology for the equitable allocation of those Collections and make any recommendations to amend the methodology, if appropriate, (B) review the financial forecasts submitted by the Borrower to the Administrative Agent and assess the reasonableness and feasibility of those forecasts and make any recommendations based on that review, if appropriate, and (C) verify the asset base of the Borrower and the Borrower’s valuation of their assets, as well as certain matters related thereto. The reasonable and documented out-of-pocket fees and expenses of such professional consultants, in accordance with the provisions of this Section 10.6, shall be at the sole cost and expense of the Borrower. In addition, the Borrower shall pay any and all Other Taxes and agrees to save the Administrative Agent, the Green Loan Structuring Agent, the Paying Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

any delay in paying or omission to pay such Other Taxes. Notwithstanding anything to the contrary set forth in this Section 10.6, the Borrower shall not be required to pay the costs or expenses of the Lenders following an Event of Default if such costs or expenses are related to disputes among the Lenders.
Section 10.7    Right of Set-off; Ratable Payments; Relations Among Lenders
.
(A)    Upon the occurrence and during the continuance of any Event of Default, and subject to the prior payment of Obligations owed to the Paying Agent, each of the Administrative Agent and the Lenders are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by and other indebtedness incurred pursuant to this Agreement at any time owing to the Administrative Agent or such Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Loan Notes, whether or not the Administrative Agent or such Lenders shall have made any demand under this Agreement or the Loan Notes and although such obligations may be unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.12(E)(ii)(b) and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The Administrative Agent and each Lender ~~agrees~~agree promptly to notify the Borrower after any such set-off and application; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and the Lenders under this Section 10.7(A) are in addition to other rights and remedies (including other rights of set-off) which the Administrative Agent and the Lenders may have.
(B)    If any Lender, whether by setoff or counterclaim or otherwise, has payment made to it upon its Advances or other Obligations hereunder in a greater proportion than its pro rata share thereof as provided herein, such Lender shall notify the Administrative Agent of such fact and shall, promptly upon demand, purchase (for cash at face value) a portion of the Advances and such other Obligations held by other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Advances and other amounts owing them, provided that:
(i)    if any such portions are purchased and all or any portion of the payment giving rise thereto is recovered, such portions shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)    the provisions of this paragraph shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender or a Disqualified Lender), (y) any payment obtained by a Lender as
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

consideration for the assignment of or sale of a participation in any of its Advances to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this paragraph shall apply).
If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon written demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to the obligations owing to them. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.
The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.
(C)    Except with respect to the exercise of set-off rights of any Lender in accordance with Section 10.7(A), the proceeds of which are applied in accordance with this Agreement, each Lender agrees that it will not take any action, nor institute any actions or proceedings, against the Borrower or any other obligor hereunder or with respect to any Collateral or Transaction Document, without the prior written consent of the other Lenders or, as may be provided in this Agreement or the other Transaction Documents, at the direction of the Administrative Agent.
(D)    The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent and the Funding Agents) authorized to act for, any other Lender.
Section 10.8    Binding Effect; Assignment
.
(A)    Successors and Assigns Generally. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Paying Agent, the Verification Agent, the Facility Administrator and the Administrative Agent, each Funding Agent and each Lender, and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Administrative Agent and the Lenders (and any assignment by Borrower in violation of this Section 10.8 shall be null and void) and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (B) of this Section 10.8, (ii) by way of participation in accordance with the provisions of paragraph (D) of this Section 10.8, (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (E) of this Section 10.8 or (iv) in connection with an assignment to an Additional Lender in accordance with the provisions of Section 2.18(B). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (D) of this Section 10.8 and, to the extent expressly
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(B)    Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Advances at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i)    Minimum Amounts.
(a)    in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment or the Advances at the time owing to it or contemporaneous assignments to or by related Permitted Assignee (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (B)(i)(b) of this Section 10.8 in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or a Permitted Assignee, no minimum amount need be assigned; and
(b)    in any case not described in paragraph (B)(i)(a) of this Section 10.8, the aggregate amount of the Commitment (which for this purpose includes Advances outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Advances of the assigning Lender subject to each such assignment (determined as of the date the Assignment Agreement with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment Agreement, as of the Trade Date) shall not be less than $10,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).
(ii)    Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Advance or the Commitment assigned.
(iii)    Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (B)(i)(b) of this Section 10.8 and, in addition:
(a)    the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Permitted Assignee; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; and
(b)    the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person that is not a Lender or a Permitted Assignee.
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(iv)    Assignment Agreement. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment Agreement (in the form attached hereto as Exhibit F or otherwise acceptable to the Administrative Agent, together with a processing and recordation fee of $5,000; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment, provided further that an assignment among members of the same Lender Group may be effected solely by entry on the Funding Agent’s books and records and without any processing or recordation fee). The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
(v)    No Assignment to Certain Persons. No such assignment shall be made to (a) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (b) any Disqualified Lender, any Defaulting Lender or any of their Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof (unless, in the case of a Disqualified Lender, either (i) an Event of Default or Amortization Event has occurred or (ii) the Borrower has consented to such assignment in writing in its sole and absolutely discretion, which, in either such case, such assignee shall not be considered a Disqualified Lender for the purpose of this Agreement).
(vi)    No Assignment to Natural Persons. No such assignment shall be made to a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person).
(vii)    Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Advances previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Advances in accordance with its applicable percentage of the Advances. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
Notwithstanding anything to the contrary herein, any Funding Agent may, at any time, upon notice to the Administrative Agent but without the consent of, or notice to, the Borrower and without having to satisfy the conditions in clauses (i)-(iv) or (vii) above (i) replace an existing Lender in such Funding Agent’s Lender Group with any Lender or Lender Affiliate, (ii) add any Lender or Lender
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Affiliate as a new Lender in such Funding Agent’s Lender Group, (iii) remove a Lender from such Funding Agent’s Lender Group or (iv) reallocate or assign Commitments or Advances among the Lenders in such Funding Agent’s Lender Group. Subject to acceptance and recording thereof by the Administrative Agent (or its agent) pursuant to paragraph (C) of this Section 10.8, from and after the effective date specified in each Assignment Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.12, 2.17, 10.5 and 10.6 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided that, except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (D) of this Section 10.8.
(C)    Register. Upon, and to the extent of, any assignment (unless otherwise stated therein) made by any Lender hereunder, the assignee or purchaser of such assignment shall be a Lender hereunder for all purposes of this Agreement and shall have all the rights, benefits and obligations (including the obligation to provide documentation pursuant to Section 2.17(G)) of a Lender hereunder. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices a register (the “Register”) for the recordation of the names and addresses of the Lenders. Each Funding Agent, in accordance with its usual practice records evidencing the indebtedness of the Borrower to the Lenders in the related Lender Group resulting from each Advance made by such Lenders shall maintain at one of its offices a register for the recordation of the outstanding principal amounts (and accrued interest) of the Advances owing to each such Lender pursuant to the terms hereof from time to time and any assignment of such outstanding Advances. The entries on the Register maintained pursuant to this Section 10.8(C) shall be conclusive absent manifest error, and the Borrower, the Administrative Agent, the Funding Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower, the Paying Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice. Any failure of any Lender, any Funding Agent or the Administrative Agent to maintain such records or make any entry therein or any error therein shall not in any manner affect the obligations of the Borrower under this Agreement and the other Transaction Documents. In the event of any conflict between the records maintained by any Funding Agent and the records maintained by the Administrative Agent in such matters, the records of the Administrative Agent shall control in the absence of manifest error.
(D)    Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a
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“Participant”) in all or a portion of such Lender’s rights or obligations under this Agreement (including all or a portion of its Commitment or the Advances owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Administrative Agent, the Funding Agents and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for remitting to its Participant(s) any indemnity payments received by such Lender under Section 10.5.
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Section 2.12 and Section 2.17 (subject to the requirements and limitations therein, including the requirements under Section 2.17(G) (it being understood that the documentation required under Section 2.17(G) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 2.19 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 2.12 or Section 2.17, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower's request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.19(B) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.7(A) as though it were a Lender; provided that such Participant agrees to be subject to Section 10.7(B) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Advances or other obligations under the Transaction Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Transaction Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(E)    Certain Pledges. (i) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a third party unaffiliated with such
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Lender or a Federal Reserve Bank and (ii) a Conduit Lender may at any time, without any requirement to obtain the consent of the Administrative Agent or the Borrower, pledge or grant a security interest in all or any portion of its rights (including, without limitation, rights to payment of capital and yield) under this Agreement to a collateral agent or trustee for its commercial paper program; in each case, provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(F)    Disqualified Lenders and Defaulting Lenders. If any assignment or participation is made to a Disqualified Lender or Defaulting Lender in violation of this Section 10.8, the Borrower may upon notice to the applicable Disqualified Lender or Defaulting Lender and the Administrative Agent, (A) purchase or prepay the Advances held by such Disqualified Lender or Defaulting Lender by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender or Defaulting Lender paid to acquire such Advances, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and/or (B) require such Disqualified Lender or Defaulting Lender to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 10.8), all of its interest, rights and obligations under this Agreement to one or more banks or other entities at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender or Defaulting Lender paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder.
Disqualified Lenders (A) will not, absent an Event of Default or consent from the Borrower (x) have the right to receive financial reports that are not publicly available, Facility Administrator Reports or other reports or confidential information provided to Lenders by the Borrower or the Administrative Agent (other than Tax reporting information with respect to the Advances), (y) attend or participate in meetings with the Borrower attended by the Lenders and the Administrative Agent, or (z) access any electronic site maintained by the Borrower or Administrative Agent to provide Lenders with confidential information or confidential communications from counsel to or financial advisors of the Administrative Agent and (B)(x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Transaction Document, each Disqualified Lender will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Lenders consented to such matter, and (y) for purposes of voting on any plan of reorganization or plan of liquidation, each Disqualified Lender party hereto hereby agrees (1) not to vote on such plan, (2) if such Disqualified Lender does vote on such plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by a bankruptcy court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2).
Section 10.9    Governing Law
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. THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT (EXCEPT, AS TO ANY OTHER TRANSACTION DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 10.10    Jurisdiction
. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York (New York County) or of the United States for the Southern District of New York, and by execution and delivery of this agreement, each of the parties hereto consents, for itself and in respect of its property, to the exclusive jurisdiction of those courts. Each of the parties hereto irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, or any legal process with respect to itself or any of its property, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto. Each of the parties hereto waives personal service of any summons, complaint or other process, which may be made by any other means permitted by New York law.
Section 10.11    Waiver of Jury Trial
. All parties hereunder hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this Agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the parties in connection herewith or therewith. All parties acknowledge and agree that they have received full and significant consideration for this provision and that this provision is a material inducement for all parties to enter into this Agreement.
Section 10.12    Section Headings
. All section headings are inserted for convenience of reference only and shall not affect any construction or interpretation of this Agreement.
Section 10.13    Tax Characterization
. The parties hereto intend for the transactions effected hereunder to constitute a loan for U.S. federal income tax purposes and will report consistently with such characterization for all tax purposes.
Section 10.14    Execution
. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Delivery of an executed counterpart of a signature page to this Agreement by email in portable document format
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(.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Transaction Documents including any Assignment Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 10.15    Limitations on Liability
. None of the holders of limited liability company interests of or in the Borrower, or any of the Borrower’s members, managers, general or limited partners, officers, employees, agents, shareholders or directors, shall be under any liability to the Administrative Agent or the Lenders, respectively, any of their successors or assigns, or any other Person for any action taken or for refraining from the taking of any action in such capacities or otherwise pursuant to this Agreement or for any obligation or covenant under this Agreement, it being understood that this Agreement and the obligations created hereunder shall be, to the fullest extent permitted under applicable law, with respect to the Borrower, solely the limited liability company obligations of the Borrower. The Borrower, any Affiliate of the Borrower and each member, manager, partner, officer, employee, agent, shareholder and director of the Borrower, any Affiliate of the Borrower or any holder of a limited liability company interest of or in the Borrower may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Borrower) respecting any matters arising hereunder.
Section 10.16    Confidentiality
.
(A)    Except as otherwise provided herein, the Fee Letters (including such information set forth in any engagement letter, term sheet or proposal prior to the Original Closing Date that contains fees similar in nature to those in the Fee Letters) (collectively, “Confidential Information”) are confidential. Each of the Borrower, the Facility Administrator, the Paying Agent, the Green Loan Structuring Agent and the Verification Agent agrees:
(i)    to keep all Confidential Information confidential and to disclose Confidential Information only to those Affiliates, officers, employees, agents, accountants, equity holders, legal counsel and other representatives of the Borrower or its Affiliates (collectively, “Representatives”) who have a need to know such Confidential Information for the purpose of assisting in the negotiation, completion and administration of this Facility;
(ii)    to use the Confidential Information only in connection with the Facility and not for any other purpose; and
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(iii)    to maintain and keep in force procedures reasonably designed to cause its Representatives to comply with these provisions and to be responsible for any failure of any Representative to follow those procedures. The provisions of this Section 10.16(A) shall not apply to Confidential Information that (a) has been approved for release by written authorization of the appropriate party, or (b) is or hereafter becomes (through a source other than the Borrower, the Facility Administrator, the Paying Agent, the Verification Agent or their respective Affiliates or Representatives) generally available to the public and shall not prohibit the disclosure of Confidential Information to the extent required by applicable Law or by any Governmental Authority or to the extent necessary in connection with the enforcement of any Transaction Document.
The Borrower and the Facility Administrator agree not to provide copies of the Transaction Documents to any prospective investor in, or prospective lender to, the Borrower and the Facility Administrator without the prior written consent of the Administrative Agent, which shall not be unreasonably withheld, delayed or conditioned; provided that, for the avoidance of doubt, the Borrower and the Facility Administrator may provide links to any publicly filed Transaction Documents. For the avoidance of doubt, Borrower and the Facility Administrator or any other affiliate of Parent may provide copies of the Transaction Documents to any potential investor or equity holder in Parent or its affiliates, provided that each such Person shall have been instructed to keep the same confidential in accordance with this Section 10.16. Notwithstanding anything to the contrary contained herein, and for the avoidance of doubt, the Parent, the Borrower and any affiliate of the Parent may publicly file copies of the Transaction Documents with the Securities and Exchange Commission as required by Applicable Law.
(B)    Each Lender, each Funding Agent, the Administrative Agent and the Green Loan Structuring Agent agrees to maintain the confidentiality of all nonpublic information with respect to the parties herein or any other matters furnished or delivered to it pursuant to or in connection with this Agreement or any other Transaction Document; provided, that such information may be disclosed (i) to such party’s Affiliates or such party’s or its Affiliates’ officers, directors, employees, agents, accountants, legal counsel and other representatives (collectively “Lender Representatives”), in each case, who have a need to know such information for the purpose of assisting in the negotiation, completion and administration of the Facility and on a confidential basis, (ii) to any permitted assignee of or participant in, or any prospective assignee of or participant in, the Facility or any of its rights or obligations under this Agreement, in each case on a confidential basis, (iii) to any financing source, dealer, hedge counterparty, service provider or other similar party in connection with financing or risk management activities related to the Facility on a confidential basis, (iv) to any commercial paper equity provider or liquidity provider for a Conduit Lender on a confidential basis, (v) to any rating agency (including by means of a password protected internet website maintained in connection with Rule 17g-5) on a confidential basis, (vi) to the extent required or requested by applicable Law or by any Governmental Authority, and (vii) to the extent necessary in connection with the enforcement of any Transaction Document.
The provisions of this Section 10.16(B) shall not apply to information that (i) is or hereafter becomes (through a source other than the applicable Lender, Funding Agent, the Administrative Agent or the Green Loan Structuring Agent or any Lender Representative associated with such party) generally available to the public, (ii) was rightfully known to the applicable Lender, applicable Funding Agent, the Administrative Agent or the Green Loan Structuring Agent or any
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Lender Representative or was rightfully in their possession prior to the date of its disclosure pursuant to this Agreement, (iii) becomes available to the applicable Lender, applicable Funding Agent or the Administrative Agent or the Green Loan Structuring Agent or any Lender Representative from a third party unless to their knowledge such third party disclosed such information in breach of an obligation of confidentiality to the applicable Lender, applicable Funding Agent, the Administrative Agent or the Green Loan Structuring Agent or any Lender Representative, (iv) has been approved for release by written authorization of the parties whose information is proposed to be disclosed, or (v) has been independently developed or acquired by any Lender, any Funding Agent, the Administrative Agent or the Green Loan Structuring Agent or any Lender Representative without violating this Agreement. The provisions of this Section 10.16 shall not prohibit any Lender, any Funding Agent, the Administrative Agent or the Green Loan Structuring Agent from filing with or making available to any judicial, governmental or regulatory agency or providing to any Person with standing any information or other documents with respect to the Facility as may be required by applicable Law or requested by such judicial, governmental or regulatory agency.
Section 10.17    Limited Recourse
. All amounts payable by the Borrower on or in respect of the Obligations shall constitute limited recourse obligations of the Borrower secured by, and payable solely from and to the extent of, the Collateral; provided that (A) the foregoing shall not limit in any manner the ability of the Administrative Agent or any other Lender to seek specific performance of any Obligation (other than the payment of a monetary obligation in excess of the amount payable solely from the Collateral), (B) the provisions of this Section 10.17 shall not limit the right of any Person to name the Borrower as party defendant in any action, suit or in the exercise of any other remedy under this Agreement or the other Transaction Documents and (C) when any portion of the Collateral is transferred in a transfer permitted under and in accordance with this Agreement, the security interest in and Lien on such Collateral shall automatically be released, and the Lenders under this Agreement will no longer have any security interest in, lien on, or claim against such Collateral. No recourse shall be sought or had for the obligations of the Borrower against any Affiliate, director, officer, shareholder, manager or agent of the Borrower other than as specified in the Transaction Documents.
Section 10.18    Customer Identification - USA Patriot Act Notice
. The Administrative Agent and each Lender hereby notifies the Borrower and the Facility Administrator that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Patriot Act”), and the Administrative Agent’s and each Lender’s policies and practices, the Administrative Agent and the Lenders are required to obtain, verify and record certain information and documentation that identifies the Borrower and the Facility Administrator, which information includes the name and address of the Borrower and such other information that will allow the Administrative Agent or such Lender to identify the Borrower in accordance with the Patriot Act.
Section 10.19    Paying Agent Compliance with Applicable Anti-Terrorism and Anti-Money Laundering Regulations
. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, but not limited to those relating to funding of terrorist activities and money laundering, the Paying Agent is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with
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the Paying Agent. Accordingly, each of the parties agrees to provide to the Paying Agent upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Paying Agent to comply with such laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, but not limited to those relating to funding of terrorist activities and money laundering.
Section 10.20    Non-Petition
. Each party hereto hereby covenants and agrees that it will not institute against or join any other Person in instituting against the Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or of any state of the United States or of any other jurisdiction prior to the date which is one year and one day after the payment in full of all outstanding indebtedness of the Conduit Lender. The agreements set forth in this Section 10.20 and the parties’ respective obligations under this Section 10.20 shall survive the termination of this Agreement.
Section 10.21    No Recourse
.
(A)    Notwithstanding anything to the contrary contained in this Agreement, the parties hereto hereby acknowledge and agree that all transactions with a Conduit Lender hereunder shall be without recourse of any kind to such Conduit Lender. A Conduit Lender shall have no liability or obligation hereunder unless and until such Conduit Lender has received such amounts pursuant to this Agreement. In addition, the parties hereto hereby agree that (i) a Conduit Lender shall have no obligation to pay the parties hereto any amounts constituting fees, reimbursement for expenses or indemnities (collectively, “Expense Claims”) and such Expense Claims shall not constitute a claim (as defined in Section 101 of Title 11 of the Bankruptcy Code or similar laws of another jurisdiction) against such Conduit Lender, unless or until such Conduit Lender has received amounts sufficient to pay such Expense Claims pursuant to this Agreement and such amounts are not required to pay the outstanding indebtedness of such Conduit Lender and (ii) no recourse shall be sought or had for the obligations of a Conduit Lender hereunder against any Affiliate, director, officer, shareholders, manager or agent of such Conduit Lender. Each party hereto waives any right of set-off it may have or to which it may be entitled under this Agreement and the other Transaction Documents with respect to each Conduit Lender and its assets.
(B)    The agreements set forth in this Section 10.21 and the parties’ respective obligations under this Section 10.21 shall survive the termination of this Agreement.
Section 10.22    Additional Paying Agent Provisions
. The parties hereto acknowledge that the Paying Agent shall not be required to act as a “commodity pool operator” as defined in the Commodity Exchange Act, as amended, or be required to undertake regulatory filings related to this Agreement in connection therewith.
Section 10.23    Acknowledgement Regarding Any Supported QFCs
. To the extent that the Transaction Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree
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as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Transaction Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Transaction Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Transaction Documents were governed by the laws of the United States or a state of the United States.
Section 10.24    Effect of Second Amendment and Restatement
(A)    .
(A)     Each of the parties hereto acknowledge and agree that, upon the satisfaction of the conditions in Section 3.1, on the Second Amendment and Restatement Date, the Existing Credit Agreement shall be amended and restated in its entirety by this Agreement, and the Existing Credit Agreement shall thereafter be of no further force and effect, except to evidence (i) the incurrence by the Borrower of the Existing Obligations under the Existing Credit Agreement (whether or not such obligations are contingent as of the Second Amendment and Restatement Date), (ii) the representations and warranties made by the Borrower prior to the Second Amendment and Restatement Date and (iii) any action or omission performed or required to be performed pursuant to such Existing Credit Agreement prior to the Second Amendment and Restatement Date (including any failure, prior to the Second Amendment and Restatement Date, to comply with the covenants contained in such Existing Credit Agreement). The amendments and restatements set forth herein shall not cure any breach thereof or any “Potential Default” or “Event of Default” under and as defined in the Existing Credit Agreement prior to the Second Amendment and Restatement Date. It is the intention of each of the parties hereto that the Existing Credit Agreement be amended and restated hereunder so as to preserve the perfection and priority of all Liens securing the “Obligations” under the Transaction Documents and that all “Obligations” of the Borrower hereunder shall continue to be secured by Liens evidenced under the Security Agreement, and that this Agreement does not constitute a novation or termination of the Indebtedness and obligations existing under the Existing Credit Agreement. The terms and conditions of this Agreement and the
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Administrative Agent’s and the Lenders’ rights and remedies under this Agreement and the other Transaction Documents shall apply to all of the obligations incurred under the Existing Credit Agreement. This amendment and restatement is limited as written and is not a consent to any other amendment, restatement or waiver, whether or not similar and, unless specifically amended hereby or by any other Transaction Document, each of the Transaction Documents shall continue in full force and effect and, from and after the Second Amendment and Restatement Date, all references to the “Credit Agreement” contained therein shall be deemed to refer to this Agreement. Additionally, in connection with the foregoing, the Administrative Agent and the Lenders consent to (i) the amendment and restatement of the Parent Guaranty, the Security Agreement, the Pledge Agreement, the Subsidiary Guaranty, the Facility Administration Agreement, the Verification Agent Agreement, the Sale and Contribution Agreement, the Master SAP Contribution Agreement, the SAP Contribution Agreement and the SAP NTP Financing Documents (in each case, as defined under the Existing Credit Agreement in effect immediately prior to giving effect to this Agreement) and (ii) the amendment and restatement of the limited liability company agreement of the Borrower (as in effect on the date hereof), in form and substance reasonably acceptable to the Administrative Agent. Notwithstanding anything contained herein to the contrary, the Parent Guaranty (as amended and restated on the Second Amendment and Restatement Date) and the obligations contained therein shall remain in full effect (as amended and restated) as of the Second Amendment and Restatement Date and shall survive the termination of the Transaction Documents in effect immediately prior to the effectiveness of this Agreement.
(B)    In connection with the Second Amendment and Restatement Date and the increase of commitments of the applicable Lenders on the date hereof, each Class A Lender immediately prior to the Second Amendment and Restatement Date (each, an “Second A&R Date Assignor” and, collectively, the “Second A&R Date Assignors”) hereby sells and assigns to Barclays (as Class A Lender), Salisbury Receivables Company LLC (as a Class A Lender) MUFG (as Class A Lender), Sheffield Receivables Company LLC (as a Class A Lender) and Victory Receivables Corporation (as Conduit Lender) (each a “Second A&R Date Assignee”), and such Second A&R Date Assignee hereby purchases and assumes from each such Second A&R Date Assignor its respective outstanding Advances along with its respective rights and obligations as a Non-Conduit Lender or Conduit Lender hereunder, as applicable, and other Transaction Documents related thereto in the amounts, and in exchange for payment by each Second A&R Date Assignee to each Second A&R Date Assignor on the date hereof of the amounts set out in the flow of funds agreed to by the parties hereto, plus accrued interest thereon through (and including) the date hereof which such interest will be paid by the Borrower to each Second A&R Date Assignor on the immediately following Payment Date pursuant to Section 2.7 herein.
Section 10.25    Acknowledgement and Consent to Bail-In of Affected Financial Institutions
. Solely to the extent any Lender that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Transaction Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Transaction Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
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(A)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(B)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.
Section 10.26    Cashless Settlement
. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Advances in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender.
Section 10.27    Green Loan Provisions
. Subject to the Borrower’s alignment with the Core Components as demonstrated by compliance with the terms and provisions set forth in this Section 10.27, this Facility shall be considered a Green Loan (the “Green Loan”):
(A)    Green Loan Structuring Agent. Borrower hereby appoints ING Capital LLC to act as the Green Loan Structuring Agent, and the Lenders hereby acknowledge such appointment. The Green Loan Structuring Agent, acting in such capacity, shall have the duties customarily performed by such agents, provided that the Green Loan Structuring Agent shall not have any liabilities under this Agreement or otherwise in relation to the Eligible Green Projects.
(B)    Green Use of Proceeds. Proceeds of the Advances shall be used in accordance with Section 2.3 and may be used, in part, to finance or refinance (including reimbursement for costs previously incurred), in whole or in part, Solar Assets, including Eligible Green Projects, and to pay fees and expenses incurred in connection therewith. For the avoidance of doubt, this Section 10.27(B), shall not limit the permitted use of proceeds of the Advances set forth in Section 2.3, and the Borrower shall be able to use the proceeds of any Advance pursuant to Section 2.3. As of the Second Amendment and Restatement Date, the Eligible Green Projects Ratio is [***]x.
(C)    Process for Project Evaluation and Selection. The Eligible Green Projects are aligned with Borrower’s sustainability and business strategy centered around helping customers electrify all aspects of their lives through solar energy systems, energy storage systems and related products and
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services. Borrower has internal processes to ensure continued alignment in all material respects with the Core Components and to identify, assess and mitigate environmental and social risks that could reasonably be expected to result in a Material Adverse Effect, and will utilize these processes in all material respects with regards to the Eligible Green Projects.
(D)    Management of Proceeds. Proceeds of the Green Loan will be tracked and managed by Borrower on an aggregated basis. Pending the full allocation of the Green Loan’s proceeds to Eligible Green Projects, Borrower will hold and/or invest the balance of proceeds not yet allocated at its own discretion as per its liquidity management policy, including hold in cash or cash equivalents, overnight or other short-term financial instruments.
(E)    Green Loan Reporting. Borrower will monitor the Eligible Green Projects Ratio on a regular basis and ensure that, as of the date of delivery of each Borrowing Base Certificate and Facility Administrator Report, the Eligible Green Projects Ratio remains greater than or equal to 1.10x. Concurrently with the delivery of annual financial statements pursuant to Section 5.1(A)(i) until the Maturity Date and within reasonable time in the event of material developments, Borrower shall deliver to the Green Loan Structuring Agent the following reports: (i) an Allocation Reporting Letter and (ii) an Impact Reporting Letter, in each case, signed by an authorized officer of the Borrower and certified as being true and correct in all material respects to the Borrower’s knowledge.
(F)    Failure to Align. Without prejudice to any obligation of the Borrower under any provisions of this Agreement, any failure of the Borrower to align with the Core Components as demonstrated by breach of with the terms and provisions set forth in this Section 10.27 shall under no circumstances (i) constitute a Potential Default, an Event of Default, a Potential Amortization Event or an Amortization Event hereunder or under any other Transaction Document, (ii) operate in any matter to limit, restrict or otherwise affect the use of proceeds of the Advances or (iii) otherwise affect Borrower’s right or ability to take any actions otherwise permitted under this Agreement or any other Transaction Document. The only consequence of any such failure is cessation of the Green Loan designation of the Facility, and thereafter the Green Loan Structuring Agent, Administrative Agent, the Lenders, and Borrower shall cease representing in all internal and external communications, marketing or publications that the Facility is a Green Loan. Neither the Administration Agent, the Green Loan Structuring Agent nor any Lender is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement, including, without limitation, the monitoring of and/or verifying compliance with the Green Loan Principles.
Section 10.28    Excess Funds
. Notwithstanding any provisions contained in this Agreement to the contrary, no Conduit Lender shall, nor shall any Conduit Lender be obligated to, pay any amount pursuant to this Agreement unless (i) such Conduit Lender has received funds which may be used to make such payment and which funds are not required to repay its Commercial Paper Notes when due and (ii) after giving effect to such payment, either (x) such Conduit Lender could issue commercial paper notes to refinance all of its outstanding Commercial Paper Notes (assuming such outstanding Commercial Paper Notes matured at such time) in accordance with the program documents governing its securitization program or (y) all of such Conduit Lender’s Commercial Paper Notes are paid in full.
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The excess of the amount due hereunder over the amount paid by such Conduit Lender shall not constitute a “claim” (as defined in Section 101(5) of the Bankruptcy Code) against such Conduit Lender until such time as such Conduit Lender satisfies the provisions of clauses (i) and (ii) above. If such Conduit Lender does not have sufficient funds to make any payment due hereunder, then such Conduit Lender may pay a lesser amount and make additional payments that in the aggregate equal the amount of deficiency as soon as possible thereafter.

[Signature Pages Follow]

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In Witness Whereof, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
Sunnova TEP Holdings, LLC, as Borrower

By:    ____________________________________
Name:
Title:

Sunnova TE Management, LLC, as Facility Administrator

By:    ____________________________________
Name:
Title:

~~118556040.20~~    Signature Page to Second Amended and Restated Credit Agreement
(Sunnova TEP Holdings, LLC)
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Atlas Securitized Products ~~Holdings~~Administration, L.P.,
as Administrative Agent

By:    Atlas Securitized Products ~~Advisors~~Administration BKR GP, LLC~~, its general partner~~

By:    ____________________________________
Name:
Title:

Atlas Securitized Products Administration, L.P., as a Funding Agent

By:    Atlas Securitized Products Administration BKR GP, LLC

By:    ____________________________________
Name:
Title:

~~118556040.20~~    Signature Page to Second Amended and Restated Credit Agreement
(Sunnova TEP Holdings, LLC)
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

AGF WHCO 1-A1 LP, as a Class A Lender
    By: AASP Management, LP, its investment manager
    By: AASP Management GP, LLC, its general partner
    By: Apollo Capital Management, L.P., its sole member
    By: Apollo Capital Management GP, LLC, its general partner

By:    ____________________________________
Name:
Title:

~~118556040.20~~    Signature Page to Second Amended and Restated Credit Agreement
(Sunnova TEP Holdings, LLC)
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    First Citizens Bank & Trust Company, as a Funding Agent and as a Class A Lender

By:    ____________________________________
Name:
Title:

~~118556040.20~~    Signature Page to Second Amended and Restated Credit Agreement
(Sunnova TEP Holdings, LLC)
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

East West Bank, as a Funding Agent and as a Class A Lender

By:    ____________________________________
Name:
Title:

~~118556040.20~~    Signature Page to Second Amended and Restated Credit Agreement
(Sunnova TEP Holdings, LLC)
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ING Capital LLC, as a Funding Agent and as a Class A Lender

By:    ____________________________________
Name:
Title:
By:    ____________________________________
Name:
Title:

~~118556040.20~~    Signature Page to Second Amended and Restated Credit Agreement
(Sunnova TEP Holdings, LLC)
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Barclays Bank PLC, as a Funding Agent and as a Class A Lender

By:    ____________________________________
Name:
Title:

~~118556040.20~~    Signature Page to Second Amended and Restated Credit Agreement
(Sunnova TEP Holdings, LLC)
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Salisbury Receivables Company LLC, as a Class A Lender

By:    ____________________________________
Name:
Title:
~~118556040.20~~    Signature Page to Second Amended and Restated Credit Agreement
(Sunnova TEP Holdings, LLC)
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    Sheffield Receivables Company LLC, as a Class A Lender

By:    ____________________________________
Name:
Title:

~~118556040.20~~    Signature Page to Second Amended and Restated Credit Agreement
(Sunnova TEP Holdings, LLC)
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

MUFG Bank, Ltd., as a Funding Agent and as Class A Lender

By:    ____________________________________
Name:
Title:
~~118556040.20~~    Signature Page to Second Amended and Restated Credit Agreement
(Sunnova TEP Holdings, LLC)
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    Victory Receivables Corporation, as Class A Lender

By:    ____________________________________
Name:
Title:

~~118556040.20~~    Signature Page to Second Amended and Restated Credit Agreement
(Sunnova TEP Holdings, LLC)
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    LIBREMAX E VALUE MASTER FUND, LTD., as a Funding Agent and as a Class B Lender
    By: LibreMax Capital, LLC, its investment manager
    By:
    Name:
    Title:

    BOSTON PATRIOT SAINT JAMES SPE LLC, as a Funding Agent and as a Class B Lender
    By: LibreMax Capital, LLC, its investment manager
    By:
    Name:
    Title:

    LIBREMAX STRUCTURED OPPORTUNITIES MASTER FUND II, LP, as a Funding Agent and as a Class B Lender
    By: LibreMax Capital, LLC, its investment manager
    By:
    Name:
                         Title:
~~118556040.20    Signature Page to Second Amended and Restated Credit Agreement~~
~~(Sunnova TEP Holdings, LLC)~~
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    LIBREMAX STRUCTURED INCOME (ECI) MASTER FUND III, LP, as a Funding Agent and as a Class B Lender
    By: LibreMax Capital, LLC, its investment manager
    By:
    Name:
    Title:

    LIBREMAX VALUE MASTER FUND, LTD., as a Funding Agent and as a Class B Lender
    By: LibreMax Capital, LLC, its investment manager
    By:
    Name:
    Title:
    LIBREMAX OPPORTUNISTIC VALUE MASTER FUND, LP, as a Funding Agent and as a Class B Lender
    By: LibreMax Capital, LLC, its investment manager
    By:
    Name:
    Title:
~~118556040.20    Signature Page to Second Amended and Restated Credit Agreement~~
~~(Sunnova TEP Holdings, LLC)~~
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    VARIANT IMPACT FUND, as a Funding Agent and as a Class B Lender
    By:
    Name:
    Title:

~~118556040.20    Signature Page to Second Amended and Restated Credit Agreement~~
~~(Sunnova TEP Holdings, LLC)~~
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    ACM AIF EVERGREEN P3 DAC SUBCO LP, as a Class B Lender
    By~~:~~
~~Name~~:
~~Title:~~
~~118556040.20    Signature Page to Second Amended and Restated Credit Agreement~~
~~(Sunnova TEP Holdings, LLC)~~
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    Name:
    Title:

    ATALAYA ASSET INCOME FUND PARALLEL 345 LP, as a Class B Lender
    By:        ~~____________________________________~~
    Name:
    Title:

~~118556040.20    Signature Page to Second Amended and Restated Credit Agreement~~
~~(Sunnova TEP Holdings, LLC)~~
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    MIDTOWN MADISON MANAGEMENT LLC, as a Funding Agent
    By:        ~~____________________________________~~
    Name:
    Title:
~~118556040.20~~    Signature Page to Second Amended and Restated Credit Agreement
(Sunnova TEP Holdings, LLC)
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Paying Agent

By:    ____________________________________
Name:
Title:

~~118556040.20~~    Signature Page to Second Amended and Restated Credit Agreement
(Sunnova TEP Holdings, LLC)
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    U.S. BANK NATIONAL ASSOCIATION,
as Verification Agent

By:    ____________________________________
Name:
Title:
~~118556040.20~~    Signature Page to Second Amended and Restated Credit Agreement
(Sunnova TEP Holdings, LLC)
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

    Acknowledged and Agreed, solely for the purposes of Section 9.6(~~b~~B):
    WELLS FARGO BANK, NATIONAL ASSOCIATION,
not in its individual capacity but solely as the previous Paying Agent
    By: Computershare Trust Company, National Association, as agent

By:    ____________________________________
Name:
Title:
~~118556040.20~~    Signature Page to Second Amended and Restated Credit Agreement
(Sunnova TEP Holdings, LLC)
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit A

Defined Terms
“1940 Act” shall mean the Investment Company Act of 1940, as amended.
“A-1 Verification Agent Certification” shall have the meaning set forth in Section 4(a) of the Verification Agent Agreement.
“A-2 Verification Agent Certification” shall have the meaning set forth in Section 4(b) of the Verification Agent Agreement.
“Acceptable Back-Up O&M and Services Provider” shall mean any Person listed on Exhibit N hereto (or its applicable Affiliate), as such Exhibit N may be updated from time to time by the Borrower with the consent of the Administrative Agent.
“Accession Agreement” shall mean (i) a Security Agreement Supplement in the form of Exhibit B to the Security Agreement, (ii) a Pledge Agreement Joinder in the form of Exhibit A to the Pledge Agreement, (iii) a Joinder Agreement in the form of Exhibit C to the Verification Agent Agreement, (iv) Guaranty Supplement in the form of Exhibit A to the Subsidiary Guaranty and (v) a Subsidiary Supplement in the form of Exhibit A to the Parent Guaranty.
“Additional Interest Distribution Amount” shall mean, individually or collectively as the context may require, the Class A Additional Interest Distribution Amount and the Class B Additional Interest Distribution Amount. For the avoidance of doubt, the Additional Interest Distribution Amount shall not constitute “Confidential Information.”
“Additional Lender” shall have the meaning set forth in Section 2.18(B)(i).
“Additional Solar Assets” shall mean each Eligible Solar Asset that is acquired by a Financing Fund or SAP after the Original Closing Date and during the Availability Period.
“Adjusted Benchmark” shall mean the sum of (a) Benchmark and (b) the Benchmark Adjustment; provided that, if the Adjusted Benchmark would be less than the applicable Floor, the Adjusted Benchmark will be deemed to be the applicable Floor.
“Administrative Agent” shall have the meaning set forth in the introductory paragraph hereof.
“Administrative Agent Parties” shall have the meaning set forth in Section 10.3(E).
“Administrative Agent Removal Effective Date” shall have the meaning set forth in Section 7.9(B).
“Administrative Agent Resignation Effective Date” shall have the meaning set forth in Section 7.9(A).
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“Administrative Agent’s Account” shall mean the Administrative Agent’s bank account designated by the Administrative Agent from time to time by written notice to the Borrower and the Funding Agents.
“Administrative Questionnaire” shall mean an Administrative Questionnaire in a form supplied by or otherwise acceptable to the Administrative Agent.
“Advance” shall mean, individually or collectively, as the context may require, a Class A Advance and/or a Class B Advance.
“Advance Model” shall mean the model (delivered by the Borrower to the Administrative Agent and the Lenders from time to time) in respect of all Financing Funds and SAP, forecasting the Net Cash Flows to each Managing Member related to each Financing Fund (including before and after the expected “flip date”) and with respect to the SAP Solar Assets, and all items necessary to calculate the Borrowing Base (including Scheduled Hedged SREC Payments, Scheduled Host Customer Payments, Scheduled Managing Member Distributions, Scheduled PBI Payments, Scheduled Tax Equity Investor Distributions and Tax Equity Investor Distribution Reduction Amounts), in each case: (i) calculated in accordance with and adjusted for the assumptions agreed to by the Borrower and the Administrative Agent and (ii) in form and substance reasonably satisfactory to the Administrative Agent, the Lenders and the Borrower.  For the avoidance of doubt, each Advance Model will be updated as of the date such Advance Model is delivered (A) to remove any Solar Assets that are not Eligible Solar Assets and (B) to reflect changes to the expected Tax Equity Investor Distributions, as reflected in the most recent tracking or latest final “true-up” models delivered to (and, in the case of true-up models, agreed to in writing by) the Tax Equity Investors under the Financing Fund LLCAs. In addition, if any Financing Fund is a party to an ITC Purchase Agreement, the Advance Model shall assume that (i) (x) with respect to any ITCs that were sold, such ITCs were sold at the actual price therefor under the related ITC Purchase Agreement and (y) any as-of-yet unsold ITCs are sold to the related purchaser at the lowest possible price and on the latest possible date, in each case, as set forth in and for each such ITC Purchase Agreement, but taking into account any backstop commitments to purchase such ITCs from the related Tax Equity Investor or other Person and (ii) to the extent Scheduled Managing Member Distributions can be reduced as a result of provisions provided in a Tax Equity Financing Document (including any Tax Purchase Agreement) and the event that would cause such reduction has occurred, the related Scheduled Managing Member Distributions will reflect those reductions irrespective of whether or not the reductions pursuant to such provisions shall have occurred thereunder and without giving effect to any cure periods or required notices related thereto; provided, however, for purposes of an update to the Advance Model, (i) the Advance Model shall take into account the commitments of all tax credit purchasers under all ITC Purchase Agreements to which the related Financing Fund is a party, (ii) the Advance Model shall take into account actual performance of the parties under the Tax Purchase Agreement to the date of such update and (iii) the Advance Model may be further re-updated if thereafter the applicable Financing Fund enters into any replacement ITC Purchase Agreements.
“Advance Rate Reduction Amount” shall mean, solely for the period commencing on the Amendment No. 3 Effective Date until the date the Parent Refinancing occurs, for each fiscal
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quarter that the Parent does not have Working Capital in an amount at least equal to the Working Capital Requirement Amount and to the extent the WIP Reserve Two Month Grace Period (if applicable) has expired, [***]%. For the avoidance of doubt, (i) on and after the date the Parent Refinancing is consummated, the Advance Rate Reduction Amount shall equal [***]%, (ii) in the event the Parent fails to have sufficient Working Capital to satisfy the Working Capital Requirement Amount for consecutive fiscal quarters, the Advance Rate Reduction Amount shall be a percentage equal to the product of (x) [***]% and (y) the amount of times the Parent has failed to satisfy the Working Capital Requirement Amount and (iii) in the event the Parent has sufficient Working Capital to satisfy the Working Capital Requirement Amount for any fiscal quarter, the Advance Rate Reduction Amount shall equal [***]%, notwithstanding any failure by the Parent to have sufficient Working Capital to satisfy the Working Capital Requirement Amount for any prior fiscal quarter.
“Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affected Party” shall have the meaning set forth in Section 2.12(B).
“Affiliate” shall mean, with respect to any Person, any other Person that (i) directly or indirectly controls, is controlled by, or is under direct or indirect common control with such Person, or (ii) is an officer or director of such Person, and in the case of any Lender that is an investment fund, the investment advisor thereof and any investment fund having the same investment advisor. A Person shall be deemed to be “controlled by” another Person if such other Person possesses, directly or indirectly, power to (a) vote 50% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing partners of such other Person, or (b) direct or cause the direction of the management and policies of such other Person whether by contract or otherwise.
“Affiliated Entity” shall mean any of the Parent, the Facility Administrator (if the Facility Administrator is an Affiliate of the Borrower), a Seller, an Assignor, and any of their respective direct or indirect Subsidiaries and/or Affiliates, whether now existing or hereafter created, organized or acquired.
“Aggregate Commitment” shall mean, on any date of determination, the sum of the Commitments then in effect, including as a consequence of an increase thereof pursuant to the provisions of Section 2.18(B). The Aggregate Commitment as of the ~~Second~~ Amendment ~~and Restatement~~No. 3 Effective Date ~~shall be equal to~~is $~~1,309,000,000~~1,362,000,000.
“Aggregate Discounted Solar Asset Balance” shall mean, on any date of determination, the sum of the Discounted Solar Asset Balances for the Managing Member Interests, the SAP Solar Assets and any Hedged SREC Solar Assets. Any Managing Member Interests, SAP Solar Assets or Hedged SREC Solar Assets that would otherwise be duplicated in computing this sum shall only be counted once. For the avoidance of doubt, the Aggregate Discounted Solar Asset Balance shall not include any amounts attributable to Service Incentives, Grid Services Revenue, ITC Transfer Proceeds, Excess SREC Proceeds or SREC Direct Sale Proceeds or, prior to the
~~118556040.20~~118095118.53    A-3
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completion of satisfactory due diligence and approval by the Administrative Agent (such approval to be made in its sole discretion), New Jersey TRECs or MA SMART Revenue.
“Aggregate Outstanding Advances” shall mean, as of any date of determination, the sum of (i) the aggregate principal balance of all Class A Advances outstanding plus (ii) the aggregate principal balance of all Class B Advances outstanding.
“Agreement” shall have the meaning set forth in the introductory paragraph hereof.
“Allocation Reporting Letter” shall mean a letter, as required under Section 10.27(E), provided by the Borrower for the purpose of reporting on the actual use of proceeds in accordance with the ‘Reporting’ component of the Green Loan Principles, substantially in the form of Exhibit L.
“A.M. Best” shall mean A. M. Best Company, Inc. and any successor rating agency.
“Amendment No. 3 Effective Date” shall mean October 28, 2024.
“Amortization Event” shall mean the occurrence of any of the following events:
(i)    a Facility Administrator Termination Event;
(ii)    the Solar Asset Payment Level is less than [***]%;
(iii)    the Managing Member Distributions Payment Level is less than [***]%;
(iv)    the Default Level is greater than [***]%;
(v)    the Default Level is greater than [***]% for two consecutive Collection Periods;
(vi)    an Event of Default (whether or not cured by a Tax Equity Investor);
(vii)    a Tax Loss Insurance Policy ceases to be of full force and effect or ceases to meet the requirements of the related Tax Equity Facility;
(viii)    if Sunnova Management is the Facility Administrator and the sum of (a) the net cash provided by operating activities of Sunnova Management, as reported in any set of quarterly financial statements delivered pursuant to Section 5(q)(ii) of the Parent Guaranty plus (b) unrestricted cash on hand held by Sunnova Management as of the date of such financial statements, shall be negative (for purposes of this clause (viii), the term “net cash” and “operating activities” shall have the meanings attributable to such terms under GAAP); provided, that if (x) on or prior to the date that is fifteen (15) Business Days after the date on which it is determined that such amount is negative, the Parent’s equity holders, any of their Affiliates and any other Person makes
~~118556040.20~~118095118.53    A-4
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

an equity investment to Sunnova Management in cash in an amount not less than such shortfall, and such cash, if so designated by Sunnova Management, be included as unrestricted cash, and (y) any such action described in subclause (x) is communicated to the Administrative Agent in writing, then no Amortization Event shall be deemed to have occurred or be continuing;
(ix)    Parent breaches any of the Financial Covenants and such breach has not been cured in accordance with Section 5(r) of the Parent Guaranty;
(x)    the amounts on deposit in the Liquidity Reserve Account are at any time less than the Liquidity Reserve Account Required Balance and such deficit is not cured by the earlier of the next Payment Date or the next Funding Date;
(xi)    the amounts on deposit in the Supplemental Reserve Account are at any time less than the Supplemental Reserve Account Required Balance and such deficit is not cured by the earlier of the next Payment Date or the next Funding Date; ~~or~~
(xii)    the occurrence of ~~a~~an event of default or any event that would permit the acceleration of any obligation under a Sunnova Credit Facility;

provided, that, without limiting the obligation of the Borrower and the Facility Administrator (if it is an Affiliate of the Borrower) to deliver a Required Amortization Event Notice and notwithstanding anything herein or in any other Transaction Document to the contrary, an Amortization Event shall not occur (other than under clause (vi) of this definition) with respect to any Payment Date if a Required Amortization Event Notice is provided at least ten (10) Business Days prior to such Payment Date and neither the Administrative Agent nor any Lender provides written notice to the Borrower that, as a result of the occurrence of any event giving rise to an Amortization Event (other than under clause (vi) of this definition) or its receipt of a Required Amortization Event Notice, an Amortization Event has occurred; and such notice from the Administrative Agent or such Lender may, at the option of the Administrative Agent or such Lender, be effective as of a date not earlier than the date of the occurrence of such event giving rise to such Amortization Event or described in such Required Amortization Event Notice; provided, further, that clause (v) shall not apply during the 30-day period following a Takeout Transaction if the threshold set forth in clause (v) would not have been breached but for the occurrence of such Takeout Transaction.
“Amortization Period” shall mean the period commencing at the end of the Availability Period.
“Ancillary PV System Components” shall mean main panel upgrades, generators, critter guards, snow guards, electric vehicle chargers, roofing and landscaping materials, automatic transfer switches and load controllers.
~~118556040.20~~118095118.53    A-5
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Ancillary Solar Service Agreements” shall mean in respect of each Eligible Solar Asset, all agreements and documents ancillary to the Solar Service Agreement associated with such Eligible Solar Asset, which are entered into with a Host Customer in connection therewith, including any Customer Warranty Agreement.
“Apollo Entity” shall mean Apollo Global Management, Inc. and its affiliates (other than the Atlas Entities), and any entity that an Apollo Entity administers, advises, sub-advises, services or manages (other than the Atlas Entities).
“Applicable Law” shall mean all applicable laws of any Governmental Authority, including, without limitation, laws relating to consumer leasing and protection and any ordinances, judgments, decrees, injunctions, writs and orders or like actions of any Governmental Authority and rules and regulations of any federal, regional, state, county, municipal or other Governmental Authority.
“Approved Bonus Credit” shall mean any Tax Credit adder that is (i) for an “energy community” as provided for in Section 48(a)(14)(A) or Section 48E(a)(3)(A) of the Internal Revenue Code; (ii) a DC Tax Credit Adder; (iii) for “low-income community” as provided for in Section 48(e) or Section 48E(h) of the Internal Revenue Code”; and (iv) for such other Tax Credit adder upon (and subject to) the approval of the Administrative Agent (such approval to be made in its sole discretion upon completion of its satisfactory due diligence).
“Approved Fund” shall mean any Person (other than a natural person) that is administered, advised, serviced or managed (including, for the avoidance of doubt, owners of portfolios managed) by (a) a Lender, (b) a Lender Affiliate or (c) an entity or a Lender Affiliate of an entity that administers, advises, sub-advises, services or manages a Lender or a Lender Affiliate. Without limiting the foregoing, it is understood that any entity administered, advised, sub-advised, serviced or managed by Atlas or any of its affiliates or by Apollo Global Management, Inc. or any of its affiliates shall be an “Approved Fund” with respect to Atlas or any of its Lender Affiliates or any Lender within the Atlas Lender Group or any of their Lender Affiliates~~; provided, however, Apollo Global Management, Inc. and its affiliates (other than Atlas, its subsidiaries and any entity or account administered, advised, sub-advised, serviced or managed by Atlas or its subsidiaries (the “Atlas Entities”)) (the “Apollo Entities”), and any entity that an Apollo Entity administers, advises, sub-advises, services or manages (other than the Atlas Entities) shall be excluded from the definition of “Approved Fund”.~~.
“Approved Installer” shall mean an installer that has entered into an agreement with Parent (or an Affiliate thereof) to design, procure and install PV Systems on the properties of Host Customers and that has an active account with Parent at the time of installation of an applicable PV System.
“Approved Tax Equity Partner” shall mean, collectively, those Persons and its Affiliates (including any guarantor that may provide a guaranty on behalf of such Person) listed on Schedule XIII hereto, as the same may be updated by the Borrower from time to time with the approval of the Administrative Agent, the Majority Lenders and the Majority Class B Lenders.
~~118556040.20~~118095118.53    A-6
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Approved U.S. Territory” shall mean Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands and any other territory of the United States which the Administrative Agent has, in its sole discretion, approved as an Approved U.S. Territory, by providing a written notice to the Borrower regarding the same.
“Approved Vendor” shall mean a manufacturer of Solar Photovoltaic Panels, Inverters or Energy Storage Systems for PV Systems that was approved by the Parent and listed on the Parent’s list of approved vendors as of the time of installation of an applicable PV System.
“Assignment Agreement” shall mean an assignment in substantially in the form of Exhibit F hereto executed by the Borrower, the Administrative Agent and the related assignee.
“Assignor” shall mean each of Parent, Intermediate Holdco, Sunnova Inventory Holdings, Sunnova Inventory Pledgor, TEP Inventory, and, if applicable, SAP Seller, as assignors of Solar Assets and/or Solar Asset Owner Member Interests pursuant to a Contribution Agreement.
“Atlas” shall have the meaning set forth in the introductory paragraph hereof.
“Atlas Entities” shall ~~have the meaning set forth in the definition of Approved Fund~~mean Atlas or its subsidiaries and any entity or account administered, advised, sub-advised, serviced or managed by Atlas or its subsidiaries.
“Atlas Funding Agent” shall mean Atlas Securitized Products Administration, LP, in its capacity as Funding Agent for the Atlas Lender Group.
“Atlas Lender Group” shall mean a group consisting of the Atlas Non-Conduit Lenders and the Atlas Funding Agent.
“Atlas Non-Conduit Lender” shall mean AGF WHCO 1-A1 LP.
“Attributable Dealer Amount” shall mean, with respect to any Substantial Stage Solar Asset, an amount equal to the sum of (i) the amount paid (or to the extent work has already been performed, payable) to the related Dealer (or by the Parent or any of its Affiliates to the extent any such Person has procured equipment on behalf of any applicable third party) by or on behalf of Parent or its applicable Affiliate as consideration for such Substantial Stage Solar Asset and (ii) the amount of general and administrative expense and overhead of Parent or such applicable Affiliate attributable to such Substantial Stage Solar Asset (provided that such amount shall not exceed $[***]).
“Availability Period” shall mean the period from the Original Closing Date until the earlier to occur of (i) the Commitment Termination Date, and (ii) an Amortization Event.
“Available Tenor” shall mean, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Accrual Period pursuant to this Agreement as of such date
~~118556040.20~~118095118.53    A-7
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

and not including, for the avoidance of doubt, any tenor for such Benchmark that is then removed from the definition of “Interest Accrual Period” pursuant to Section 2.15(F). As of the Second Amendment and Restatement Date, the Available Tenor is three (3) months.
“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” shall mean (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bankruptcy Code” shall mean the U.S. Bankruptcy Code, 11 U.S.C. § 101, et seq., as amended.
“Barclays” shall mean Barclays Bank PLC.
“Base Rate” shall mean, with respect to any Lender for any day, a rate per annum equal to the greater of (i) the prime rate of interest announced publicly by a Funding Agent with respect to its Lender Group (or the Affiliate of such Lender or Funding Agent, as applicable, that announces such rate) as in effect at its principal office from time to time, changing when and as said prime rate changes (such rate not necessarily being the lowest or best rate charged by such Person) or, if such Lender, Funding Agent or Affiliate thereof does not publicly announce the prime rate of interest, as quoted in The Wall Street Journal on such day and (ii) the sum of (a) 0.50% and (b) the Federal Funds Rate. Any change in the Base Rate due to a change in the rate described in clause (i) or clause (ii) shall be effective from and including the effective date of such change in rate. Notwithstanding the foregoing, if the Base Rate as determined herein would be with respect to determining the interest rate applicable to any Advances, less than the applicable Floor, such rate shall be deemed to be the applicable Floor.
“Base Case Model” shall mean a computer model agreed to by a Managing Member and the related Tax Equity Investor showing the expected economic results from ownership of the PV Systems owned by the related Financing Fund and the assumptions to be used in calculating when such Tax Equity Investor has reached its target internal rate of return, which is attached as an exhibit to the related Financing Fund LLCA.
“Basel III” shall mean Basel III: A global regulatory framework for more resilient banks and banking systems prepared by the Basel Committee on Banking Supervision, and all national implementations thereof.
~~118556040.20~~118095118.53    A-8
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Benchmark” shall mean Term SOFR; provided that, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark, then “Benchmark” shall mean the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (B) of Section 2.15.
“Benchmark Adjustment” shall mean, with respect to any Benchmark:
(i)    for purposes of determining the Adjusted Benchmark for Term SOFR, 0.00%;
(ii)    for purposes of a Benchmark replaced under clause (i) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Administrative Agent:
(a)    the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Accrual Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; or
(b)    the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Accrual Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor;
(iii)    for purposes of a Benchmark replaced under clause (ii) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent (in consultation with the Borrower) for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S dollar-denominated syndicated credit facilities substantially similar hereto; provided that, in the case of clause (ii) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Adjustment from time to time as selected by the Administrative Agent in its reasonable discretion.
~~118556040.20~~118095118.53    A-9
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Benchmark Replacement” shall mean, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:
(i)    Daily Simple SOFR;
(ii)    the alternate benchmark rate that has been selected by the Administrative Agent (in consultation with the Borrower) as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S dollar-denominated syndicated credit facilities substantially similar hereto at such time;
provided that:
13.(1)    if the Benchmark is Daily Simple SOFR and (x) Daily Simple SOFR ceases to be available, (y) the Administrative Agent determines in its sole discretion that the use of Daily Simple SOFR has become operationally, administratively or technically unfeasible, or (z) the Administrative Agent determines in its sole discretion that Daily Simple SOFR has ceased to reflect market conditions, the Benchmark Replacement shall be clause (ii) above; and
14.(2)    the Administrative Agent shall have the right to make any Benchmark Replacement Conforming Change that the Administrative Agent deems appropriate in its reasonable discretion (in consultation with the Borrower).
“Benchmark Replacement Conforming Change” shall mean, with respect to any Benchmark Replacement, any technical, administrative or operational change (including any change to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Accrual Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides, in its reasonable discretion (in consultation with the Borrower), may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides, in its reasonable discretion (in consultation with the Borrower), is reasonably
~~118556040.20~~118095118.53    A-10
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

necessary in connection with the administration of this Agreement or any other Transaction Document).
“Benchmark Replacement Date” shall mean the earliest to occur of the following events with respect to the then-current Benchmark:
(i)    in the case of clause (i) or clause (ii) of the definition of “Benchmark Transition Event,” the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); and
(ii)    in the case of clause (iii) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.
For the avoidance of doubt, (a) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (b) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (i) or clause (ii) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to the then-current Benchmark:
(i)    a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(ii)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication,
~~118556040.20~~118095118.53    A-11
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); and
(iii)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred for purposes of clauses (i), (ii) and (iii) above with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period” shall mean the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (i) or (ii) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 2.15 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and in accordance with Section 2.15.
“Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.
“Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230.
“Benefit Plan” shall mean any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Internal Revenue Code to which Section 4975 of the Internal Revenue Code applies, and (c) any Person whose assets include (for purposes of the 29 CFR § 2510.3-101 or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”.
“BHC Act Affiliate” shall have the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Bidder” shall have the meaning set forth in Section 6.4(B).
“Borrower” shall have the meaning set forth in the introductory paragraph hereof.
“Borrower’s Account” shall mean (i) the bank account of the Borrower, described on Schedule II attached hereto, for the benefit of the Borrower or (ii) such other account as may be designated by the Borrower from time to time by at least ten (10) Business Days’ prior written
~~118556040.20~~118095118.53    A-12
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

notice to the Administrative Agent and the Lenders, so long as such other account is acceptable to the Administrative Agent in its sole and absolute discretion.
“Borrowing Base” shall mean, as of any date of determination, the product of (x)(a) the Aggregate Discounted Solar Asset Balance minus (b) the Excess Concentration Amount times (y)(a)(i) the portion of clause (x) that not is Puerto Rico Solar Assets or Substantial Stage Solar Assets, the applicable ~~amount~~percentage set forth in Column A of Schedule XII hereto, (~~b~~ii) the portion of clause (x) that is Puerto Rico Solar Assets that are not Substantial Stage Solar Assets, the applicable ~~amount~~percentage set forth in Column B of Schedule XII hereto, and (~~c~~iii)  the portion of clause (x) that is Substantial Stage Solar Assets, the applicable ~~amount~~percentage set forth in Column C of Schedule XII hereto~~.~~ minus (b) the then applicable Advance Rate Reduction Amount; provided, however, that the portion of the Borrowing Base attributable to Substantial Stage Solar Assets shall not exceed (1) the aggregate Attributable Dealer Amount with respect to Substantial Stage Solar Assets minus (2) the aggregate amounts contributed (or required to be contributed) by the Tax Equity Investors with respect to Substantial Stage Solar Assets.
“Borrowing Base Certificate” shall mean the certificate in the form of Exhibit B-1 attached hereto.
“Borrowing Base Deficiency” shall have the meaning set forth in Section 2.9.
“Breakage Costs” shall mean, with respect to a failure by the Borrower, for any reason resulting from Borrower’s failure (but excluding any failures to borrow resulting from a Lender default under this Agreement), to borrow any proposed Advance on the date specified in the applicable Notice of Borrowing (including without limitation, as a result of the Borrower’s failure to satisfy any conditions precedent to such borrowing) after providing such Notice of Borrowing, the resulting loss, cost or expense incurred by reason of the liquidation or reemployment of deposits, actually sustained by, without duplication, the Administrative Agent, any Lender or any Funding Agent; provided, however, that the Administrative Agent, such Lender or such Funding Agent shall use commercially reasonable efforts to minimize such loss or expense and shall have delivered to the Borrower a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error. For the avoidance of doubt, if a Lender does not make an Advance and the Borrower has met all conditions precedent required under Section 3.2 or Lender has breached this Agreement, then any Breakage Costs shall be borne by Lender.
“Broken Funding Costs” shall mean, for any Advance funded by a Lender through the issuance of Commercial Paper which (i) has its principal reduced at any time other than on a Payment Date or (ii) is assigned under the Liquidity Agreement, an amount equal to the excess, if any, of (a) the costs set forth under the definition of Commercial Paper Rate or interest (as applicable) that would have accrued during the remainder of the interest periods or the tranche periods for Commercial Paper determined by the Funding Agent to relate to such Advance (as applicable) subsequent to the date of such reduction, assignment or termination of the principal of such Advance if such reduction, assignment or termination had not occurred or such reduction notice had not been delivered, over (b) the sum of (x) to the extent all or a portion of such
~~118556040.20~~118095118.53    A-13
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

principal is allocated to another Advance, the amount of the costs set forth under the definition of Commercial Paper Rate or interest actually accrued during the remainder of such period on such principal for the new Advance, and (y) to the extent such principal is not allocated to another Advance, the income, if any, actually received during the remainder of such period by the holder of such Advance from investing the portion of such principal not so allocated. A statement as to the amount of any Broken Funding Costs (including the computation of such amount) shall be submitted by the affected Conduit Lender or the Non-Conduit Lender to the Borrower and shall be prima facie evidence of the matters to which it relates for the purpose of any litigation or arbitration proceedings, absent manifest error or fraud. Such statement shall be submitted five (5) Business Days prior to such amount being due. All Broken Funding Costs shall be due and payable on the immediately following Payment Date.
“Business Day” shall mean any day other than Saturday, Sunday and any other day on which commercial banks in New York, New York, Minnesota or California are authorized or required by law to close.
“Buyout Class B Lender” shall have the meaning set forth in Section 6.3 hereof.
“Calculation Date” shall mean with respect to a Payment Date, the close of business on the last day of the related Collection Period.
“Call Date” shall mean, with respect to a Purchase Option, the earliest date on which such Purchase Option may be exercised.
“Capital Stock” shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non-voting) of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) or any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, but in no event will Capital Stock include any debt securities convertible or exchangeable into equity unless and until actually converted or exchanged.
“Carrying Cost” shall mean, as of any date of determination, the sum (without duplication) of (i) the weighted average Swap Rate as of such date of determination, (ii) the weighted average Class A Usage Fee Margin and Class B Usage Fee Margin as of such date of determination, (iii) the Step-Up Rate, (iv) the Benchmark Adjustment and (v) 0.10%.
“Change in Law” shall mean (i) the adoption or taking effect of any Law after the date of this Agreement, (ii) any change in Law or in the administration, interpretation, application or implementation thereof by any Governmental Authority after the date of this Agreement, (iii) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority after the date of this Agreement or (iv) compliance by any Affected Party, by any lending office of such Affected Party or by such Affected Party’s holding company, if any, with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided, that notwithstanding anything herein to the contrary, (a) the Dodd-Frank Act, (b) Basel III and (c) all
~~118556040.20~~118095118.53    A-14
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

requests, rules, guidelines and directives under either of the Dodd-Frank Act or Basel III or issued in connection therewith shall be deemed to be a “Change in Law”, regardless of the date implemented, enacted, adopted or issued.
“Change of Control” shall mean, the occurrence of one or more of the following events:
(i)    any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of SEI or Parent to any Person or group of related Persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (a “Group”), other than, in each case, any such sale, lease, exchange or transfer to a Person or Group that is, prior to such, lease, exchange or transfer, an Affiliate of SEI and is controlled (as that term is used in the definition of Affiliate) by SEI and such Affiliate assumes in a writing approved by the Administrative Agent all obligations, if any, of the transferor under any Transaction Documents;
(ii)    the approval by the holders of Capital Stock of SEI, Parent, Intermediate Holdco, Sunnova Inventory Pledgor, TEP Inventory, a Seller, TEP Resources, the Borrower or any Subsidiary of the Borrower of any plan or proposal for the liquidation or dissolution of such Person;
(iii)    any Person or Group shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of SEI, other than any Person that is a Permitted Investor or Group that is controlled by a Permitted Investor provided that any transfers or issuances of equity of SEI on or after the Original Closing Date to, among or between a Permitted Investor or any Affiliate thereof, shall not constitute a “Change of Control” for purposes of this clause (iii);
(iv)    SEI shall cease to directly own all of the Capital Stock in Parent;
(v)    Parent shall cease to directly own all of the Capital Stock in Intermediate Holdco;
(vi)    Intermediate Holdco shall cease to directly own all of the Capital Stock in Sunnova Inventory Holdings;
(vii)    Sunnova Inventory Holdings shall cease to directly own all of the Capital Stock in Sunnova Inventory Pledgor;
(viii)    Sunnova Inventory Pledgor shall cease to directly own all of the Capital Stock in TEP Inventory;
(ix)    TEP Inventory shall cease to directly own all of the Capital Stock in SAP Seller;
~~118556040.20~~118095118.53    A-15
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(x)    SAP Seller shall cease to directly own all of the Capital Stock in TEP Resources or Financing Fund Seller;
(xi)    TEP Resources shall cease to directly own all of the Capital Stock in the Borrower; ~~or~~
(xii)    the Borrower shall cease to own all of the Capital Stock in a Managing Member or SAP other than in connection with a Takeout Transaction pursuant to which 100% of the outstanding Capital Stock of such Managing Member or SAP is sold~~.~~, distributed, contributed or otherwise disposed; or
(xiii)    SEI or Parent restructures or refinances any indebtedness (or incurs additional indebtedness) in a manner that has reduced, or will reduce, the Borrower’s ability to make principal payments under this Agreement by reducing cash flows to the Borrower.
“Class A Additional Interest Distribution Amount” shall mean, with respect to the Class A Advances on any date of determination, an amount equal to the sum of (i) the product of (a) the daily average outstanding principal balance of all Class A Advances during the related period (including any related Interest Accrual Period), (b) the actual number of days in such period (including any related Interest Accrual Period), divided by 360, 365 or 366, as applicable, and (c) the Step-Up Rate and (ii) any unpaid Class A Additional Interest Distribution Amounts from prior Payment Dates plus, to the extent permitted by law, interest thereon at the Step-Up Rate for the related Interest Accrual Period. For the avoidance of doubt, the Class A Additional Interest Distribution Amount shall not constitute “Confidential Information.”
“Class A Advance” shall have the meaning set forth in Section 2.2.
“Class A Aggregate Commitment” shall mean, on any date of determination, the sum of the Class A Commitments then in effect. The Class A Aggregate Commitment as of the ~~Second~~ Amendment ~~and Restatement~~No. 3 Effective Date ~~shall be equal to~~is $~~[***]~~[***]. For the avoidance of doubt (i) any Class A Advance approved or funded pursuant to Section 2.18(A) herein shall be deemed to increase the Commitment of the Non-Conduit Lender approving such Class A Advance, (ii) prior to any Class A Advance approved or funded pursuant to Section 2.18(A) herein, all such amounts are uncommitted and (iii) as of the date hereof (after giving effect to the amendments effected pursuant hereto) no Lender has approved or funded a Class A Advance pursuant to Section 2.18(A) herein.
“Class A Borrowing Base” shall mean, as of any date of determination, the product of (i) the Borrowing Base as of such date and (ii) the applicable amount set forth in Column D of Schedule XII hereto.
“Class A Borrowing Base Deficiency” shall have the meaning set forth in Section 2.9.
“Class A Commitment” shall mean the obligation of a Non-Conduit Lender to fund a Class A Advance in accordance with the terms hereof, as set forth on Exhibit E attached hereto.
~~118556040.20~~118095118.53    A-16
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Class A Fundamental Amendment” shall mean any amendment, modification, waiver or supplement of or to this Agreement or any other Transaction Document that would (a) reduce the amount, timing or priority of any payment of principal, interest, fees or other amounts due to the Class A Lenders, or modify or alter any provision relating to pro rata treatment of the Class A Advances, in each case, including amending or modifying any of the definitions related to such terms; (b) amend or modify the definition of the terms “Class A Borrowing Base”, “Class A Borrowing Base Deficiency”, “Class A Fundamental Amendment”, “Class A Maximum Facility Amount,” “Class A Unused Portion of the Commitments” or, in each case, any defined terms within such definitions; or (c) change the provisions of this Agreement relating to the application of collections on, or the proceeds of the sale of, all or any portion of the Collateral to reduce payment of the Class A Advances.
“Class A Funding Agent” shall mean a Person appointed as a Class A Funding Agent for a Class A Lender Group pursuant to Section 7.12.
“Class A Indemnified Liabilities” shall have the meaning set forth in Section 6.3 hereof.
“Class A Interest Distribution Amount” shall mean, with respect to the Class A Advances on any date of determination, an amount equal to the sum of (i) the product of (a) the daily average outstanding principal balance of all Class A Advances during the related period (including any related Interest Accrual Period), (b) the actual number of days in such period (including any related Interest Accrual Period), divided by 360, 365 or 366, as applicable, and (c) the Class A Usage Fee Rate and (ii) any unpaid Class A Interest Distribution Amounts from prior Payment Dates plus, to the extent permitted by law, interest thereon at the Class A Usage Fee Rate for the related Interest Accrual Period. For the avoidance of doubt, the Class A Interest Distribution Amount shall not constitute “Confidential Information.”
“Class A Lender” shall mean a Lender that has funded a Class A Advance.
“Class A Lender Group” shall mean with respect to any Class A Advances, any group consisting of related Conduit Lenders, Non-Conduit Lenders and Funding Agents.
“Class A Lender Group Percentage” shall mean, for any Class A Lender Group, the percentage equivalent of a fraction (expressed out to five decimal places), the numerator of which is, with respect to each Class A Lender Group, the Class A Commitment of all Non-Conduit Lenders in such Class A Lender Group, and the denominator of which is the Class A Aggregate Commitment.
“Class A Loan Note” shall mean each Class A Loan Note of the Borrower in the form of Exhibit D-1 attached hereto, payable to a Class A Funding Agent for the benefit of the Class A Lenders in such Class A Funding Agent’s Class A Lender Group, in the aggregate face amount of up to such Class A Lender Group’s portion of the Class A Maximum Facility Amount, evidencing the aggregate indebtedness of the Borrower to the Class A Lenders in such Funding Agent’s Class A Lender Group, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.
~~118556040.20~~118095118.53    A-17
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Class A Maximum Facility Amount” shall mean $[***].
“Class A Subordinated Interest Distribution Amount” shall mean, with respect to the Class A Advances (or portion thereof) actually funded by a Conduit Lender in a Lender Group with Barclays or MUFG through the issuance of Commercial Paper or by Barclays, on any date of determination, an amount equal to the sum of (i) the product of (a) the daily average outstanding principal balance of all such Class A Advances during the related period (including any related Interest Accrual Period), (b) the actual number of days in such period (including any related Interest Accrual Period), divided by 365 or 366, as applicable, and (c) the Subordinated Commercial Paper Rate and (ii) any unpaid Class A Subordinated Interest Distribution Amounts from prior Payment Dates plus, to the extent permitted by law, interest thereon at the Subordinated Commercial Paper Rate for the related Interest Accrual Period. For the avoidance of doubt, the Class A Subordinated Interest Distribution Amount shall not constitute “Confidential Information.”
“Class A Unused Portion of the Commitments” shall mean, with respect to the Class A Lenders on any day, the excess of (x) the Class A Aggregate Commitment as of such day as of 5:00 P.M. (New York City time) on such day, over (y) the sum of the aggregate outstanding principal balance of the Class A Advances as of 5:00 P.M. (New York City time) on such day.
“Class A Usage Fee Margin” shall mean, with respect to any Class A Lender or Class A Lender Group, the “Class A Usage Fee Margin” set forth in the Fee Letter to which such Class A Lender or Class A Lender Group is a party.
“Class A Usage Fee Rate” shall mean the greater of (x) zero and (y) sum of (i) the Cost of Funds and (ii) the Class A Usage Fee Margin; provided, however, with respect Class A Advances (or portion thereof) actually funded by a Conduit Lender in a Lender Group with Barclays or MUFG through the issuance of Commercial Paper or by Barclays, during the continuance of an Event of Default, the Class A Usage Fee Rate shall not exceed the sum of (a)(x) the Adjusted Benchmark (or, as required pursuant to Section 2.15 if the then applicable Benchmark is not available, the Base Rate) or (y) any other rate as determined in accordance with Section 2.15 which may include another tenor of the Benchmark, for the related Interest Accrual Period and (b) [***]%.
“Class B Additional Interest Distribution Amount” shall mean, with respect to the Class B Advances on any date of determination, an amount equal to the sum of (i) the product of (a) the daily average outstanding principal balance of all Class B Advances during the related period (including any related Interest Accrual Period), (b) the actual number of days in such period (including any related Interest Accrual Period), divided by 360, 365 or 366, as applicable, and (c) the Step-Up Rate and (ii) any unpaid Class B Additional Interest Distribution Amounts from prior Payment Dates plus, to the extent permitted by law, interest thereon at the Step-Up Rate for the related Interest Accrual Period. For the avoidance of doubt, the Class B Additional Interest Distribution Amount shall not constitute “Confidential Information.”
“Class B Advance” shall have the meaning set forth in Section 2.2.
~~118556040.20~~118095118.53    A-18
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Class B Aggregate Commitment” shall mean, on any date of determination, the sum of the Class B Commitments then in effect. The Class B Aggregate Commitment as of the ~~Second~~ Amendment ~~and Restatement~~No. 3 Effective Date ~~shall be equal to~~is $~~[***]~~[***]. For the avoidance of doubt (i) any Class B Advance approved or funded pursuant to Section 2.18(A) herein shall be deemed to increase the Commitment of the Non-Conduit Lender approving such Class B Advance, (ii) prior to any Class B Advance approved or funded pursuant to Section 2.18(A) herein, all such amounts are uncommitted and (iii) as of the date hereof (after giving effect to the amendments effected pursuant hereto) no Lender has approved or funded a Class B Advance pursuant to Section 2.18(A) herein.
“Class B Borrowing Base” shall mean, as of any date of determination, the product of (i) the Borrowing Base as of such date and (ii) the applicable amount set forth on Column E of Schedule XII hereto.
“Class B Borrowing Base Deficiency” shall have the meaning set forth in Section 2.9.
“Class B Buyout Amount” shall have the meaning set forth in Section 6.3 hereof.
“Class B Buyout Notice” shall have the meaning set forth in Section 6.3 hereof.
“Class B Buyout Option” shall have the meaning set forth in Section 6.3 hereof.
“Class B Buyout Option Exercise Date” shall have the meaning set forth in Section 6.3 hereof.
“Class B Collateral Exercise Deadline” shall have the meaning set forth in Section 6.4(B).
“Class B Collateral Exercise Notice” shall have the meaning set forth in Section 6.4(B).
“Class B Collateral Purchase Amount” shall have the meaning set forth in Section 6.4(B).
“Class B Collateral Purchase Date” shall have the meaning set forth in Section 6.4(B).
“Class B Collateral Purchase Right” shall have the meaning set forth in Section 6.4(B).
“Class B Commitment” shall mean the obligation of a Non-Conduit Lender to fund a Class B Advance in accordance with the terms hereof, as set forth on Exhibit E attached hereto.
“Class B Fundamental Amendment” shall mean any amendment, modification, waiver or supplement of or to this Agreement or any other Transaction Document that would (a) reduce the amount, timing or priority of any payment of principal, interest, fees or other amounts due to the Class B Lenders, or modify or alter any provision relating to pro rata treatment of the Class B Advances, in each case, including amending or modifying any of the definitions related to such terms; (b) amend or modify the definition of the terms “Class B Borrowing Base”, “Class B
~~118556040.20~~118095118.53    A-19
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Borrowing Base Deficiency”, “Class B Fundamental Amendment”, “Class B Maximum Facility Amount”, “Class B Unused Portion of the Commitments”, “Liquidity Reserve Account Required Balance”, “Supplemental Reserve Account Deposit” or, in each case, any defined terms within such definitions; (c) amend or modify the definition of the terms “Class A Borrowing Base”, “Class A Borrowing Base Deficiency”, “Class A Maximum Facility Amount,” “Class A Unused Portion of the Commitments” or, in each case, any defined terms within such definitions or (d) change the provisions of this Agreement relating to the application of collections on, or the proceeds of the sale of, all or any portion of the Collateral to reduce payment of the Class B Advances.
“Class B Funding Agent” shall mean a Person appointed as a Class B Funding Agent for a Class B Lender Group pursuant to Section 7.12.
“Class B Interest Distribution Amount” shall mean, with respect to the Class B Advances on any date of determination, an amount equal to the sum of (i) the product of (a) the daily average outstanding principal balance of all Class B Advances during the related period (including any related Interest Accrual Period), (b) the actual number of days in such period (including any related Interest Accrual Period), divided by 360, 365 or 366, as applicable, and (c) the Class B Usage Fee Rate and (ii) any unpaid Class B Interest Distribution Amounts from prior Payment Dates plus, to the extent permitted by law, interest thereon at the Class B Usage Fee Rate for the related Interest Accrual Period. For the avoidance of doubt, the Class B Interest Distribution Amount shall not constitute “Confidential Information.”
“Class B Lender” shall mean a Lender that has funded a Class B Advance.
“Class B Lender Group” shall mean with respect to any Class B Advances, any group consisting of related Conduit Lenders, Non-Conduit Lenders and Funding Agents.
“Class B Lender Group Percentage” shall mean, for any Class B Lender Group, the percentage equivalent of a fraction (expressed out to five decimal places), the numerator of which is, with respect to each Class B Lender Group, the Class B Commitment of all Non-Conduit Lenders in such Class B Lender Group, and the denominator of which is the Class B Aggregate Commitment.
“Class B Loan Note” shall mean each Class B Loan Note of the Borrower in the form of Exhibit D-2 attached hereto, payable to a Class B Funding Agent for the benefit of the Class B Lenders in such Class B Funding Agent’s Class B Lender Group, in the aggregate face amount of up to such Class B Lender Group’s portion of the Class B Maximum Facility Amount, evidencing the aggregate indebtedness of the Borrower to the Class B Lenders in such Class B Funding Agent’s Class B Lender Group, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.
“Class B Maximum Facility Amount” shall mean, as of any date of determination, the lesser of (i) [***] multiplied by the Class A Commitment and (ii) $[***].
“Class B Purchase Rights” shall have the meaning set forth in Section 6.3 hereof.
~~118556040.20~~118095118.53    A-20
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Class B Purchase Right Termination Date” shall have the meaning set forth in Section 6.3 hereof.
“Class B Subordinated Interest Distribution Amount” shall mean, with respect to the Class B Advances (or portion thereof) actually funded by a Conduit Lender through the issuance of Commercial Paper on any date of determination, an amount equal to the sum of (i) the product of (a) the daily average outstanding principal balance of all such Class B Advances during the related period (including any related Interest Accrual Period), (b) the actual number of days in such period (including any related Interest Accrual Period), divided by 365 or 366, as applicable, and (c) the Subordinated Commercial Paper Rate and (ii) any unpaid Class B Subordinated Interest Distribution Amounts from prior Payment Dates plus, to the extent permitted by law, interest thereon at the Subordinated Commercial Paper Rate for the related Interest Accrual Period. For the avoidance of doubt, the Class B Subordinated Interest Distribution Amount shall not constitute “Confidential Information.”
“Class B Unused Portion of the Commitments” shall mean, with respect to the Class B Lenders on any day, the excess of (x) the Class B Aggregate Commitment as of such day as of 5:00 P.M. (New York City time) on such day, over (y) the sum of the aggregate outstanding principal balance of the Class B Advances as of 5:00 P.M. (New York City time) on such day.
“Class B Usage Fee Margin” shall mean, with respect to any Class B Lender or Class B Lender Group, the “Class B Usage Fee Margin” set forth in the Fee Letter to which such Class B Lender or Class B Lender Group is a party.
“Class B Usage Fee Rate” shall mean the sum of (i) the Cost of Funds and (ii) the Class B Usage Fee Margin; provided, however, with respect Class B Advances (or portion thereof) actually funded by a Conduit Lender through the issuance of Commercial Paper, during the continuance of an Event of Default, the Class B Usage Fee Rate shall not exceed the sum of (a)(x) the Adjusted Benchmark (or, as required pursuant to Section 2.15 if the then applicable Benchmark is not available, the Base Rate) or (y) any other rate as determined in accordance with Section 2.15 which may include another tenor of the Benchmark, for the related Interest Accrual Period and (b) the Class B Usage Fee Margin with respect to the Class B Lenders on the date hereof.
“CME Group Website” shall mean https://www.cmegroup.com/market-data/cme-group-benchmark-administration/term-sofr.html.
“Collateral” shall mean the Pledged Collateral (as defined in the Pledge Agreement) and have the meaning set forth in the Security Agreement, as applicable.
“Collateral Sale Notice” shall have the meaning set forth in Section 6.4(B).
“Collection Account” shall have the meaning set forth in Section 8.2(A)(i).
“Collection Period” shall mean, with respect to a Payment Date, the three calendar months preceding the month in which such Payment Date occurs; provided that
~~118556040.20~~118095118.53    A-21
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

with respect to the first Payment Date, the Collection Period will be the period from and including the Original Closing Date to the end of the calendar quarter preceding such Payment Date.
“Collections” shall mean (without duplication) all distributions and payments received in respect of the SAP Solar Assets, Solar Asset Owner Member Interests, the Hedged SREC Solar Assets and other cash proceeds thereof, except for Service Incentives, Grid Services Revenue, ITC Transfer Proceeds, Excess SREC Proceeds, and SREC Direct Sale Proceeds. Without limiting the foregoing, “Collections” shall include any amounts payable to the Borrower under any Hedge Agreement entered into in connection with this Agreement or in connection with the disposition of any Collateral.
“Commercial Paper” shall mean commercial paper, money market notes and other promissory notes and senior indebtedness issued by or on behalf of a Conduit Lender.
“Commercial Paper Notes” shall mean (i) with respect to any Lender in the Lender Group with Barclays, the commercial paper notes issued from time to time by Sheffield or Salisbury, as applicable, and (ii) with respect to any other Conduit Lender, the commercial paper notes issued from time to time by such Conduit Lender.
“Commercial Paper Rate” shall mean:
(a)    for any Lender in the Lender Group with Barclays, for any Interest Accrual Period, the per annum rate calculated to yield the “weighted average cost” (as defined below) for such Interest Accrual Period (or portion thereof) in respect of all Commercial Paper Notes then outstanding, as determined by its Funding Agent; provided, however, that if any component of such rate is a discount rate, in calculating the Commercial Paper Rate for such Interest Accrual Period (or portion thereof) the rate resulting from converting such discount rate to an interest-bearing equivalent rate per annum shall be used in calculating such component. As used in this clause (a), “weighted average cost” for any Interest Accrual Period (or portion thereof) means the sum of (i) the actual interest accrued during such Interest Accrual Period (or portion thereof) on outstanding Commercial Paper Notes, (ii) the commissions of placement agents and dealers in respect of such Commercial Paper Notes and (iii) other borrowings by Sheffield or Salisbury (as determined by ~~its~~their Funding Agent), including to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market, provided, such resulting sum shall not be less than zero (0); and
(b)    for any other Conduit Lender, for any Interest Accrual Period and with respect to any Advance (or portion thereof) funded by such Conduit Lender through the issuance of Commercial Paper, the weighted average cost (as determined by such Conduit Lender (or by its Funding Agent on its behalf)) and expressed as an annual percentage, which shall include commissions and fees of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Lender, other borrowings by such Conduit Lender (other than under its Liquidity Agreement) and any
~~118556040.20~~118095118.53    A-22
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

other costs and expenses associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that is allocated, in whole or in part, by such Conduit Lender (or by its Group Agent on its behalf) to fund or maintain such Advance (or portion thereof) (and which may be also allocated in part to the funding of other assets of such Conduit Lender (including, in the case of Commercial Paper issued on a discount, such discount)); provided, however, that if any component of any such rate is a discount rate, in calculating the “Commercial Paper Rate” for such Interest Accrual Period, the Funding Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum).
“Commitment” shall mean, individually or collectively, as the context may require, the Class A Commitments and the Class B Commitments, as applicable.
“Commitment Termination Date” shall mean the earliest to occur of (i) the Scheduled Commitment Termination Date and (ii) the date of any voluntary termination of the facility by the Borrower.
“Communication Portal” shall have the meaning set forth in Section 10.3(E).
“Communications” shall have the meaning set forth in Section 10.3(E).
“Conduit Lender” shall mean each financial institution identified as such that may become a party hereto.
“Confidential Information” shall have the meaning set forth in Section 10.16(A).
“Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Consolidated Canadian Autonomous Sanctions List” shall mean the list published by the Government of Canada from time to time at: https://www.international.gc.ca/world-monde/international_relations-relations_internationales/sanctions/consolidated-consolide.aspx?lang=eng”.
“Contribution Agreement” shall mean, collectively, (a) the Master SAP Contribution Agreement, (b) the TEP OpCo Contribution Agreement, and (c) the Financing Fund Contribution Agreements.
“Conveyed Property” shall have the meaning set forth in the Sale and Contribution Agreement.
“Core Components” shall mean core components of the Green Loan Principles, including ‘Use of Proceeds’, ‘Process for Project Evaluation and Selection’, ‘Management of Proceeds’ and ‘Reporting’, each as more specifically described in the Green Loan Principles.
~~118556040.20~~118095118.53    A-23
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Corporate Trust Office” shall mean, with respect to the Paying Agent, the corporate trust office thereof at which at any particular time its corporate trust business with respect to the Transaction Documents is conducted, which office at the date of the execution of this instrument is located at 1505 Energy Park Drive, St. Paul, MN 55108, Attention: Computershare Corporate Trust – Asset-Backed Administration, or at such other address as such party may designate from time to time by notice to the other parties to this Agreement.
“Corresponding Tenor” with respect to any Available Tenor shall mean, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.
“Cost of Funds” shall mean (i) with respect to any Advance (or portion thereof) actually funded by a Conduit Lender in a Lender Group with Barclays or MUFG through the issuance of Commercial Paper or by Barclays, for any Interest Accrual Period, interest accrued on such Advances during such Interest Accrual Period at such Lender’s Commercial Paper Rate for such Interest Accrual Period and (ii) with respect to all other Advances for any Interest Accrual Period, interest accrued on such Advances during such Interest Accrual Period at (x) the Adjusted Benchmark for such Interest Accrual Period or, as required pursuant to Section 2.15 if the then applicable Benchmark is not available, the Base Rate or (y) any other rate as determined in accordance with Section 2.15 which may include another tenor of the Benchmark.
“Covered Entity” shall mean any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” shall have the meaning set forth in Section 10.23 hereof.
“Credit Card Receivable” shall mean Host Customer Payments that are made via credit card.
“Customer Collection Policy” shall mean the initial Manager’s internal collection policy as described in each Servicing Agreement; provided that from and after the appointment of a Successor Manager pursuant to such Servicing Agreement, the “Customer Collection Policy” shall mean the collection policy of such Successor Manager for servicing assets comparable to the Borrower Solar Assets (as defined in such Servicing Agreement).
“Customer Warranty Agreement” shall mean any separate warranty agreement provided by Parent to a Host Customer (which may be an exhibit to a Solar Service Agreement) in connection with the performance and installation of the related PV System (which may include a Performance Guaranty).
“Cut-~~off~~Off Date” shall mean, (i) for each Solar Asset acquired on the Original Closing Date, the date that is three (3) Business Days prior to the Original Closing Date, and (ii) for any Additional Solar Asset, the date specified as such in the related Schedule of Solar Assets.
~~118556040.20~~118095118.53    A-24
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Daily Simple SOFR” shall mean, for any day, SOFR, with conventions (including, without limitation, a lookback) established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided that, if the Administrative Agent determines that any such convention is not administratively, operationally, or technically feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.
“DC Tax Credit Adder” shall mean any Tax Credit adder for “domestic content” (as provided for in Section 48(a)(12) or Section 48E(a)(3)(B) of the Internal Revenue Code).
“Dealer” shall mean ~~Homebuilders, Approved Installers and Approved Vendors.~~a third party with whom Parent or any of its Affiliates contracts to source potential customers, to design, install and service PV Systems and/or Energy Storage Systems and to procure equipment for such design, installation and services.
“Debtor Relief Laws” shall mean the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.
“Default Level” shall mean, for any Collection Period, the quotient (expressed as a percentage) of (i) the excess (if any) of (a) the sum of the Discounted Solar Asset Balances of all Eligible Solar Assets that became Defaulted Solar Assets during such Collection Period and that did not repay all past due portions of a contractual payment due under the related Solar Service Agreement by the end of such Collection Period (excluding any Solar Assets released from Collateral pursuant to the terms hereof on or prior to the date of the calculation of the Default Level for such Collection Period), over (b)(x) for the purposes of clause (v) of the definition of Amortization Event, the sum of the Discounted Solar Asset Balances of all Eligible Solar Assets that became Defaulted Solar Assets during the three immediately preceding Collection Periods and that repaid all past due portions of a contractual payment due under the related Solar Service Agreement during the Collection Period in which the “Default Level” is being calculated (excluding any Solar Assets released from Collateral pursuant to the terms hereof on or prior to the date of the calculation of the Default Level for such Collection Period), or (y) otherwise, zero, divided by (ii) the aggregate Discounted Solar Asset Balances for the Managing Member Interests (other than any amounts attributable to New Construction Solar Asset (Non-Identified Customer)), the SAP Solar Assets and any Hedged SREC Solar Assets on the first day of such Collection Period. For the avoidance of doubt, the receipt of any Liquidated Damages Amounts by the Borrower shall not constitute payments of past due amounts pursuant to clause (i).
“Default Right” shall have the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Defaulted Solar Asset” shall mean a Solar Asset for which the related Host Customer is more than one hundred twenty (120) days past due on any portion of a contractual payment due under the related Solar Service Agreement; provided, however, once such amounts are paid in
~~118556040.20~~118095118.53    A-25
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

full by the Host Customer such Solar Asset shall no longer be a “Defaulted Solar Asset”. For the avoidance of doubt, any past due amounts owed by an original Host Customer after reassignment to or execution of a replacement Solar Service Agreement with a new Host Customer shall not cause the Solar Asset to be deemed to be a Defaulted Solar Asset.
“Defaulting Lender” shall mean, subject to Section 2.12(E), any Lender that (i) has failed to (a) fund all or any portion of its Advances within three (3) Business Days of the date such Advances were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (b) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three (3) Business Days of the date when due, (ii) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund an Advance hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (iii) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower to confirm in writing to the Administrative Agent or the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (iii) upon receipt of such written confirmation by the Administrative Agent or the Borrower), or (iv) has, or has a direct or indirect parent company that has, (a) become the subject of a proceeding under any Debtor Relief Law, (b) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (c) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (i) through (iv) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.12(E)) upon delivery of written notice of such determination to the Borrower and each Lender.
“Defective Solar Asset” shall mean a Solar Asset with respect to which it is determined by the Administrative Agent (acting at the written direction of the Majority Lenders, such direction not to be unreasonably withheld, condition or delayed) or the Facility Administrator, at any time, that the Borrower breached as of the Transfer Date for such Solar Asset the representation in Section 4.1(U), unless such breach has been waived, in writing, by the Administrative Agent, acting at the direction of the Majority Lenders.
~~118556040.20~~118095118.53    A-26
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Delayed Amount” shall have the meaning set forth in Section 2.4(E).
“Delayed Funding Date” shall have the meaning set forth in Section 2.4(E).
“Delayed Funding Lender” shall have the meaning set forth in Section 2.4(E).
“Delayed Funding Notice” shall have the meaning set forth in Section 2.4(E).
“Delayed Funding Reimbursement Amount” shall have the meaning set forth in Section 2.4(G).
“Delinquent Solar Asset” shall mean a Solar Asset for which the related Host Customer is more than ninety (90) days past due on any portion of a contractual payment due under the related Solar Service Agreement; provided, however, once such amounts are paid in full by the Host Customer such Solar Asset shall no longer be a “Delinquent Solar Asset”.
“Discount Rate” shall mean, as of any date of determination, the greater of (i) 6.00% per annum and (ii) the Carrying Cost, in each case, determined as of such date of determination.
“Discounted Solar Asset Balance” shall mean, as of any date of determination (x)(i) with respect to the Managing Member Interests or the SAP Solar Assets (other than a Substantial Stage Solar Asset), the present value of the remaining and unpaid stream of Net Cash Flow on or after such date of determination, based upon discounting such Net Cash Flow to such date of determination at an annual rate equal to the Discount Rate, (ii) with respect to a Hedged SREC Solar Asset, the present value of the remaining and unpaid stream of Scheduled Hedged SREC Payments for such Hedged SREC Solar Asset on or after such date of determination, based upon discounting such Scheduled Hedged SREC Payments to such date of determination at an annual rate equal to the Discount Rate and (iii) with respect to a Substantial Stage Solar Asset, the amount actually disbursed to Dealers for services rendered in respect of such Solar Asset; provided, however, that in the case of either clause (i) or clause (ii), any Transferable Solar Asset will be deemed to have a Discounted Solar Asset Balance equal to zero ($0); provided, further ~~that any New Construction Solar Asset that (a) is transferred to a Financing Fund during a Placed in Service Failure Period and (b) is either a Substantial Stage Solar Asset or a Final Stage Solar Asset will be deemed to have a Discounted Solar Asset Balance equal to zero ($0) during the continuation of such Placed in Service Failure Period, and (y)~~ for purposes of determining the Default Level respect to a Host Customer Solar Asset, the present value of the remaining and unpaid stream of Net Scheduled Payments for such Host Customer Solar Asset for the period beginning on such date of determination and ending on the date of the last Net Scheduled Payment for such Host Customer Solar Asset shall be based upon discounting such Net Scheduled Payments to such date of determination at an annual rate equal to the Discount Rate.
~~“Disqualified Entity” shall have the meaning set forth in the Tax Equity Financing Documents.~~
“Disqualified Lender” shall mean any financial institution or other Persons set forth on Exhibit K hereto, including any known Affiliate thereof clearly identifiable on the basis of its
~~118556040.20~~118095118.53    A-27
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

name (in each case, other than any Affiliate that is primarily engaged in, or that advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course and with respect to which such financial institution or other Person does not, directly or indirectly, possess the power to direct or cause the direction of the investment policies of such entity); provided that, for the avoidance of doubt, in no event shall a Lender under this Agreement as of the Second Amendment and Restatement Date be designated as a Disqualified Lender. The Borrower may from time to time update Exhibit K to (x) include identified Affiliates of financial institutions or other Persons identified pursuant to the preceding sentence; provided that such updates shall not apply retroactively to disqualify parties that have previously acquired an assignment or participation interest in the Commitment or (y) remove one or more Persons as Disqualified Lenders (in which case such removed Person or Persons shall no longer constitute Disqualified Lenders).
“Distributable Collections” shall have the meaning set forth in Section 2.7(B).
“Dodd-Frank Act” shall mean the Dodd-Frank Wall Street Reform and Consumer Protection Act.
“Dollar,” “Dollars,” “U.S. Dollars” and the symbol “$” shall mean the lawful currency of the United States.
“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Effective Advance Rate” shall mean, as of any date of determination, the ratio of the Aggregate Outstanding Advances to the Aggregate Discounted Solar Asset Balance.
~~“Eligible Facility Administrator” shall mean Sunnova Management or any other operating entity which, at the time of its appointment as Facility Administrator, (i) is legally qualified and has the capacity to service the Solar Assets or provide administrative services to the Borrower, and (ii) prior to such appointment, is approved in writing by the Administrative Agent as having demonstrated the ability to professionally and competently service the Collateral and/or a portfolio of assets of a nature similar to the Eligible Solar Assets in accordance with high standards of skill and care.~~
~~118556040.20~~118095118.53    A-28
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Eligible Green Project” shall mean a Solar Asset that does not include fossil fuel generators as part of Ancillary PV System Components. For the avoidance of doubt, Eligible Green Project is deemed to be in alignment with the indicative categories of ‘Renewable Energy’ and ‘Energy Efficiency’ under the ‘Use of Proceeds’ component of the Core Components.
“Eligible Green Projects Ratio” shall mean, as of any date of determination, the ratio of (a) the Aggregate Discounted Solar Asset Balance with respect to only Eligible Green Projects to (b) the Aggregate Outstanding Advances as of such date.
“Eligible Hedged SREC Counterparty” shall mean (i) any Person rated, or guaranteed (such guaranty to be acceptable to the Administrative Agent in its sole discretion) by an entity rated, investment grade by any of Moody’s, S&P, Fitch, DBRS, Inc. or Kroll Bond Rating Agency, Inc. and (ii) such other Persons that are agreed to in writing by the Administrative Agent to be Eligible Hedged SREC Counterparties.
“Eligible Institution” shall mean a commercial bank or trust company having capital and surplus of not less than $[***] in the case of U.S. banks and $[***] (or the U.S. dollar equivalent as of the date of determination) in the case of foreign banks; provided that a commercial bank which does not satisfy the requirements set forth above shall nonetheless be deemed to be an Eligible Institution for purposes of holding any deposit account or any other account so long as such commercial bank is a federally or state chartered depository institution subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. § 9.10(b) and such account is maintained as a segregated trust account with such bank.
“Eligible Letter of Credit Bank” shall mean a financial institution (a) organized in the United States, (b) having total assets in excess of $[***] and with a long term rating of at least “[***]” by S&P or “[***]” by Moody’s and a short term rating of at least “[***]” by S&P or “[***]” by Moody’s, and (c) approved by the Administrative Agent acting on the instructions of the Majority Lenders (such approval not to be unreasonably delayed withheld or delayed).
“Eligible Solar Asset” shall mean, on any date of determination, a Solar Asset:
(i)    which meets all of the criteria specified in Schedule I;
(ii)    for which the legal title to the Host Customer Payments, PBI Payments and Energy Storage System Incentives related thereto is vested solely in a Financing Fund or SAP, and the Hedged SREC Payments related thereto is vested solely in the Borrower; and
(iii)    was acquired by a Financing Fund or SAP pursuant to the related SAP NTP Financing Documents, Tax Equity Financing Documents or the SAP Contribution Agreement, as applicable, and has not been sold or encumbered by the related Financing Fund or SAP except as permitted hereunder (with respect to Permitted Liens and Permitted Equity Liens) and under the applicable SAP Financing Documents, SAP NTP Financing Documents or Tax Equity Financing Documents.
~~118556040.20~~118095118.53    A-29
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Energy Storage System” shall mean an energy storage system to be used in connection with a PV System, including all equipment related thereto (including any battery management system, wiring, conduits and any replacement or additional parts included from time to time).
“Energy Storage System Incentives” shall mean payments paid by a state or local Governmental Authority, based in whole or in part on the size of an Energy Storage System, made as an inducement to the owner thereof.
“Engaged Back-Up O&M and Services Provider” shall have the meaning set forth in Section 6.1(R).
“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the Original Closing Date and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.
“ERISA Affiliate” shall mean each Person (as defined in Section 3(9) of ERISA), which together with the Borrower, would be deemed to be a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Internal Revenue Code or Section 4001(a)(14) or 4001(b)(1) of ERISA.
“ERISA Event” shall mean (i) that a Reportable Event has occurred with respect to any Single-Employer Plan; (ii) the institution of any steps by the Borrower or any ERISA Affiliate, the Pension Benefit Guaranty Corporation or any other Person to terminate any Single-Employer Plan in other than a standard termination, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Single-Employer Plan; (iii) the institution of any steps by the Borrower or any ERISA Affiliate to withdraw from any Multi-Employer Plan or Multiple Employer Plan or written notification of the Borrower or any ERISA Affiliate concerning the imposition of withdrawal liability; (iv) a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code in connection with any Plan; (v) the cessation of operations at a facility of the Borrower or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (vi) with respect to a Single-Employer Plan, a failure to satisfy the minimum funding standard under Section 412 of the Internal Revenue Code or Section 302 of ERISA, whether or not waived; (vii) the conditions for imposition of a lien under Section 303(k) of ERISA shall have been met with respect to a Single-Employer Plan; (viii) a determination that a Single-Employer Plan is or is expected to be in “at-risk” status (within the meaning of Section 430(i)(4) of the Internal Revenue Code or Section 303(i)(4) of ERISA); (ix) the insolvency of or commencement of reorganization proceeding with respect to a Multi-Employer Plan or written notification that a Multi-Employer Plan is in “endangered” or “critical” status (within the meaning of Section 432 of the Internal Revenue Code or Section 305 of ERISA); or (x) the taking of any action by, or the threatening of the taking of any action by, the Internal Revenue Service, the Department of Labor or the Pension Benefit Guaranty Corporation with respect to any of the foregoing.
“Erroneous Payment” shall have the meaning set forth in Section 7.24(A).
~~118556040.20~~118095118.53    A-30
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Erroneous Payment Subrogation Rights” shall have the meaning set forth in Section 7.24(D).
“Estimated Class B Buyout Amount” shall have the meaning set forth in Section 6.3 hereof.
“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“EU Risk Retention Side Letter” shall mean that certain Risk Retention Letter, dated as of February 14, 2024, by and among the Parent, the Administrative Agent and the Atlas Lender Group.
“Event of Default” shall mean any of the Events of Default described in Section 6.1.
“Event of Loss” shall mean the occurrence of an event with respect to a PV System if such PV System is damaged or destroyed by fire, theft or other casualty and such PV System has become inoperable because of such event.
“EWB” shall mean East West Bank.
“Excess Concentration Amount” shall mean the dollar amount specified as such on Schedule III of a Borrowing Base Certificate; provided, that (i) the sum of the amounts comprising the Excess Concentration Amount pursuant to line 75 thereof shall be calculated without duplication and (ii) commencing on the Original Closing Date or the effective date of a Qualifying Takeout Transaction and ending ninety (90) days thereafter, lines 34, 37 and 40 thereof shall not be included in the calculation of the Excess Concentration Amount; provided further that, notwithstanding anything to the contrary contained herein and for the avoidance of doubt, the parties hereto agree that entry into this Agreement shall not impact that effectiveness of the Limited Consent (July 2023) which shall remain in full force and effect pursuant to its terms.
“Excess SRECs” shall mean any SREC of a particular jurisdiction and vintage generated in excess of the amount of SRECs of such jurisdiction and such vintage required to satisfy the aggregate annual SREC delivery requirements of such jurisdiction and such vintage under all Hedged SREC Agreements.
“Excess SREC Proceeds” shall mean all cash proceeds actually received by the Borrower from the sale of Excess SRECs.
“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (a) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its applicable lending office
~~118556040.20~~118095118.53    A-31
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (b) that are Other Connection Taxes, (ii) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance pursuant to a Law in effect on the date on which (a) such Lender acquires such interest in the Advances or (b) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (iii) Taxes attributable to such Recipient’s failure to comply with Section 2.17(G) and (iv) any U.S. federal withholding Taxes imposed under FATCA.
“Existing Credit Agreement” shall have the meaning set forth in the Recitals.
“Expected Amortization Profile” shall mean the expected amortization schedule of the Aggregate Outstanding Advances, for the period (a) through and including the Facility Maturity Date and (b) following the Facility Maturity Date (under the assumption of full amortization for the period following the Facility Maturity Date), based on the sum (without duplication of clause (ii)) of (i) any outstanding Advance and (ii) any Advance that has been requested pursuant to Section 2.4, as set forth in the Advance Model.
“Expense Claim” shall have the meaning set forth in Section 10.21.
“Facility” shall mean this Agreement together with all other Transaction Documents.
“Facility Administration Agreement” shall mean the Amended and Restated Facility Administration Agreement, dated as of the Second Amendment and Restatement Date, by and among the Borrower, the Facility Administrator and the Administrative Agent.
“Facility Administrator” shall have the meaning set forth in the introductory paragraph hereof.
“Facility Administrator Fee” shall have the meaning set forth in Section 2.1(b) of the Facility Administration Agreement.
“Facility Administrator Report” shall have the meaning set forth in the Facility Administration Agreement.
“Facility Administrator Termination Event” shall have the meaning set forth in Section 7.1 of the Facility Administration Agreement.
“Facility Maturity Date” shall mean ~~November 20, 2025~~the date that, unless otherwise extended pursuant to and in accordance with Section 2.16~~.~~, is August 20, 2026 or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that if, on or prior to June 30, 2025, a Parent Refinancing occurs, then, effective as of five (5) Business Days after the Borrower’s written notice to the Administrative Agent, the Facility Maturity Date shall be automatically extended to the date that, unless otherwise extended pursuant to and in accordance
~~118556040.20~~118095118.53    A-32
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

with Section 2.16, is November 20, 2026 or, if such day is not a Business Day, the next succeeding Business Day; provided further, however, that if Parent or SEI or any affiliate thereof enters into a new corporate debt financing or amends, amends and restates, supplements or otherwise modifies or refinances or otherwise enters into corporate debt with a maturity date earlier than the then current Facility Maturity Date, the Facility Maturity Date shall be automatically amended to be five (5) Business Days prior to such earlier maturity date.
“FATCA” shall mean Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code, and any intergovernmental agreements between the United States and another country which modify the provisions of the foregoing.
~~“FATCA Withholding Tax” shall mean any withholding or deduction required pursuant to FATCA.~~
“Federal Funds Rate” shall mean, for any day, the greater of (a) the rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by such Funding Agent with respect to such Lender Group from three Federal funds brokers of recognized standing selected by it, and (b) 0.00%.
“Fee Letters” shall mean (i) each fee letter entered into by and among the Administrative Agent, the applicable Lender and the Borrower on or prior to the Second Amendment and Restatement Date, as amended, amended and restated, supplemented or otherwise modified from time to time and (ii) any other fee letter between the Borrower ~~and~~, any ~~other~~ Lender and, if applicable, the Administrative Agent, as amended, amended and restated, supplemented or otherwise modified from time to time.
“Final Auction” shall have the meaning set forth in Section 6.4(B).
“Final Stage Solar Asset” shall mean a Host Customer Solar Asset for which (i) with respect to a Retrofit Solar Asset, the related PV System is fully installed but has not been Placed in Service, and (ii) with respect to a New Construction Solar Asset, the installation of the related Solar Photovoltaic Panel has been completed, but the related PV System has not been Placed in Service. For the avoidance of doubt, a Solar Service Agreement does not need to have been signed in order for a New Construction Solar Asset to constitute a Final Stage Solar Asset.
“Final Stage Solar Asset Reserve Amount” shall mean, as of any date of determination, the product of (i) 6/3 times (ii) the then applicable Net Interest Obligations times (iii) the ratio of (x) the aggregate principal balance of all Advances related to Final Stage Solar Assets that are
~~118556040.20~~118095118.53    A-33
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Retrofit Solar Assets as of such date divided by (y) the Aggregate Outstanding Advances as of such date.
“Financial Covenants” shall have the meaning set forth in the Parent Guaranty.
“Financing Fund” shall mean, collectively, each entity set forth under the heading “Financing Funds” on Schedule VIII hereto.
“Financing Fund Contribution Agreements” shall mean, collectively, each document set forth under the heading “Contribution Agreements” on Schedule VIII hereto.
“Financing Fund Contributions” shall mean any capital contributions from Parent or its Affiliates to Borrower or a Managing Member for contribution to a Financing Fund.
“Financing Fund LLCA” shall mean, collectively, each document set forth under the heading “Financing Fund LLCAs” on Schedule VIII hereto.
“Financing Fund Seller” shall mean Sunnova TEP Developer, LLC, a Delaware limited liability company.
“Financing Fund Withdrawal Amount” shall mean, with respect to a Financing Fund with a Financing Fund LLCA that includes a Financing Fund Withdrawal Right, the amount that the related Tax Equity Investor is entitled to receive upon the exercise by such Tax Equity Investor of such Financing Fund Withdrawal Right pursuant to the terms of such Financing Funds LLCA.
“Financing Fund Withdrawal Amount Deposit” shall mean, with respect to a Financing Fund with a Financing Fund LLCA that includes a Financing Fund Withdrawal Right, an amount determined by the Managing Member of such Financing Fund, and agreed to by the Administrative Agent on or before the applicable Payment Date identified in Column J of Schedule XII hereto, related to the Financing Fund Withdrawal Amount, which amount (as of the first closing of such Financing Fund) is identified in Column I of Schedule XII hereto and as such amount may be adjusted from time to time upon the agreement by the Borrower and the Administrative Agent.
“Financing Fund Withdrawal Right” shall mean, collectively, each withdrawal right set forth under the heading “Withdrawal Rights” on Schedule VIII hereto.
“First Payment Date Reserve Amount” shall mean, as of any date of determination, the product of (i)(A) with respect to any Solar Asset which is a Solar Asset (Promotional Product) and which has been Placed in Service but the related Host Customer has not yet made a payment under the related Solar Service Agreement as of such date, one (1), or (B) with respect to all other Solar Assets which have been Placed in Service but the related Host Customer has not yet made a payment under the related Solar Service Agreement as of such date, one-third (1/3), times (ii) the then applicable Net Interest Obligations times (iii) the ratio of (x) the aggregate principal balance of all Advances related to Solar Assets which have been Placed in Service but have not
~~118556040.20~~118095118.53    A-34
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

yet made a payment under the related Solar Service Agreement as of such date divided by (y) the Aggregate Outstanding Advances as of such date.
“Fitch” shall mean Fitch, Inc., or any successor rating agency.
“Floor” shall mean (i) with respect to determining the interest rate applicable to any Class A Advances, 0.00% and (ii) with respect to determining the interest rate applicable to any Class B Advances, 0.50%.
“Fundamental Amendment” shall mean any amendment, modification, waiver or supplement of or to this Agreement or any other Transaction Document that would (a) extend the Facility Maturity Date or the Scheduled Commitment Termination Date; (b) (i) change the date fixed for the payment or extend the time for payment of principal of or interest on any Advance or any fee or other amount due hereunder or (ii) add new fees or increase fees payable by the Borrower hereunder or any other Transaction Document; (c) modify the rate at which interest accrues or is payable on any Class A Advances or Class B Advances or, in each case, amend or modify any of the definitions related to such terms; (d) release any material portion of the Collateral, except in connection with dispositions permitted hereunder or under any other Transaction Document; (e) amend, modify, waive or supplement any provision of Sections 2.8, 2.9, 3.3, 5.1(U), or 6.1 through 6.4, or the definition of the terms “Aggregate Discounted Solar Asset Balance”, “Amortization Event”, “Amortization Period”, “Availability Period”, “Borrowing Base Deficiency”, “~~Change of Control”, “~~Collections”, “Commitment Termination Date”, “Effective Advance Rate”, “Eligible Solar Asset”, “Excess Concentration Amount”, “Event of Default”, “Facility Maturity Date”, “Fundamental Amendment”, “Maturity Date”, “Maximum Facility Amount”, “Takeout Transaction”, or, in each case, any defined terms within such definitions; (f) release the Parent or any Subsidiary from the Parent Guaranty or the Subsidiary Guaranty, respectively, expect to the extent otherwise permitted hereunder or under any other Transaction Documents; (g) change the provisions of this Agreement relating to the application of collections on, or the proceeds of the sale of, all or any portion of the Collateral; (h) impair the right to institute suit for enforcement of the provisions of this Agreement; (i) reduce the percentage of Majority Lenders the consent of which is necessary to (1) approve any amendment to this Agreement or (2) direct the sale or liquidation of the Collateral; (j) change the currency required for payments of Obligations owing to any Lender under this Agreement; or (k) waive, limit, reduce or impair any condition precedent required to be satisfied for the making of an Advance.
“Funding Agent” shall mean, individually or collectively as the context may require, each Class A Funding Agent and each Class B Funding Agent, as applicable.
“Funding Date” shall mean any Business Day on which an Advance is made at the request of the Borrower in accordance with provisions of this Agreement.
“GAAP” shall mean generally accepted accounting principles as are in effect from time to time and applied on a consistent basis (except for changes in application in which the Borrower’s independent certified public accountants and the Administrative Agent reasonably agree) both as to classification of items and amounts.
~~118556040.20~~118095118.53    A-35
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Governmental Authority” shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
“Green Loan” is defined in Section 10.27.
“Green Loan Principles” shall mean the “Green Loan Principles”, issued in February 2023, by the Loan Market Association (LMA), the Loan Syndications and Trading Association (LSTA) and the Asia Pacific Loan Market Association (APLMA), and the Guidance on Green Loan Principles issued in February 2023 by the LMA, LSTA and APLMA.
“Green Loan Structuring Agent” shall mean ING Capital LLC, together with its successors and assigns in such capacity, appointed by Borrower hereunder to facilitate voluntary alignment by Borrower with the Core Components (as defined in the Green Loan Principles) in connection with this Agreement.
“Grid Services” shall mean any grid services (including but not limited to resource adequacy, operating reserves, and load relief), energy services (including but not limited to demand reduction, energy injection and energy consumption) and ancillary services (including but not limited to primary and secondary frequency response, frequency regulation and voltage support); provided however, Grid Services shall not include Service Incentives, PBI Payments, the sale of SRECs, or the sale of energy to a Host Customer pursuant to the related Solar Service Agreement.
“Grid Services Customer Payment Amount” shall mean, in respect of Grid Services Revenue, the amount required to be paid by the Manager or its affiliate, pursuant to the terms of the applicable Servicing Agreement, to a Host Customer from the proceeds of Grid Services Revenue in consideration of such Host Customer’s participation or enrollment in a Grid Services program.
“Grid Services Revenue” shall mean any payments or revenue received by a Financing Fund from the sale or provision of Grid Services from a PV System and/or Energy Storage System to public utilities, independent power producers, retail energy providers, regional transmission organizations, energy trading companies, or other entities from time to time.
“Hedge Agreement” shall mean, collectively, (i) the ISDA Master Agreement, the related Schedule to the ISDA Master Agreement, and the related Confirmation or (ii) a long form confirmation, in each case in form and substance reasonably acceptable to the Administrative Agent.
“Hedge Counterparty” shall mean the counterparty under a Hedge Agreement.
“Hedge Requirements” shall mean the requirements of the Borrower to:
~~118556040.20~~118095118.53    A-36
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

~~“Hedge Requirements” shall mean the requirements of the Borrower to (i)~~ (i)    within two (2) Business Days ~~of the Original Closing Date,~~after each Funding Date, each Payment Date and the date of any Takeout Transaction thereafter or otherwise upon the election of the Borrower, enter into ~~forward-starting~~and exit from interest rate swap or cap agreements with a Qualifying Hedge Counterparty ~~with a forward start date no later than the~~for the period through but excluding the Payment Date immediately preceding the Facility Maturity Date ~~to an aggregate DV01 exposure of within +/- 5.0% of the then present value of such forward-starting interest rate swap agreement according to the aggregate Expected Amortization Profile of the Aggregate Outstanding Advances and, to the extent the expected notional balance of the Aggregate Outstanding Advances is equal to or greater than $[***], with an amortizing notional balance schedule which, after giving effect to such interest rate swap agreement, will cause~~, under which the Borrower will expect to receive or make a payment of on or about each Payment Date for such period, an amount required to maintain a fixed interest rate or interest rate protection at no greater than the current market interest rates on not greater than ~~[***]~~[***]% and not less than ~~[***]~~[***]% of the ~~aggregate~~ Expected Amortization Profile ~~to be subject to a fixed interest rate, with each such interest rate swap agreement being entered into at the market fixed versus SOFR (in such type as determined by the Administrative Agent) as at the date of the execution thereof~~through such Payment Date; and
(ii) ~~upon the election of the Borrower or no later than five~~    within two (~~5~~2) Business Days ~~following the occurrence of a Hedge Trigger Event,~~after each Funding Date, each Payment Date and the date of any Takeout Transaction~~,~~  enter into ~~one or more~~or exit from interest rate swap or cap agreements with a Qualifying Hedge Counterparty~~,~~ for the period including and following the Payment Date immediately preceding the Facility Maturity Date, under which the Borrower will expect to~~, at all times until the Facility Maturity Date,~~  receive or make a payment of, on or about each Payment Date, an amount required to maintain a fixed interest rate or interest rate protection ~~at~~and, if the interest rates hedges are interest rate swaps, at no greater than the then current market interest rates (including any swap charges), on not greater than [***]% and not less than [***]% of the ~~Expected Amortization Profile through~~starting expected notional balance of the Aggregate Outstanding Advances as of the Payment Date immediately preceding the Facility Maturity Date ~~(~~according to the Expected Amortization Profile; provided that, if after a Funding Date, Payment Date, or Takeout Transaction, the Borrower is in compliance with the DV01 Requirement (defined below) with respect to the period from the Facility Maturity Date through the final period of the Expected Amortization Profile of the Aggregate Outstanding Advances, the Borrower will not be required to enter into or exit from an interest rate swap or cap agreements with a Qualifying Hedge Counterparty in accordance with this clause (ii);
provided, that each interest rate swap or cap agreement entered into under clause (i) or (ii) of this definition of “Hedge Requirements” shall at all times provide the Borrower on or about each Payment Date, an amount required to maintain a fixed interest rate or interest rate protection and, if the interest rates hedges are interest rate swaps, at no greater than the then current market interest rates (including any swap charges), on an aggregate DV01 exposure of not greater than [***]% and not less than [***]% of the aggregate Expected Amortization Profile
~~118556040.20~~118095118.53    A-37
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

of the Aggregate Outstanding Advances for such period (x) for a final maturity ending no earlier than one year before and no later than one year after the final period of the Expected Amortization Profile of the Aggregate Outstanding Advances and (y) no less than one year shorter and no greater than one year longer than the weighted average life of the Aggregate Outstanding Advances according to the aggregate Expected Amortization Profile of the Aggregate Outstanding Advances (“DV01 Requirement”).
Each interest rate swap or cap agreement entered into under clause (i) or (ii) of this definition of “Hedge Requirements” shall be determined after giving effect to Advances and payments made on the applicable Funding Date~~) (~~, Payment Date or the date of any Takeout Transaction and it being understood that an interest rate swap or cap agreement entered into under clause (i) of this definition of “Hedge Requirements” (to the extent the effective date thereof is earlier than the Facility Maturity Date) may be taken into account in determining whether the Borrower satisfies the requirements of this clause (ii)); provided, that, notwithstanding anything to the contrary contained in this Agreement, the Borrower shall be permitted to enter into ~~other types of~~(x) interest rate swaps, interest rate caps or a combination of the foregoing to satisfy the Hedge Requirements, (y) other derivative agreements in order to satisfy the Hedge Requirements subject to the prior written approval of the Administrative Agent in its sole discretion or (z) a combination of the foregoing.
~~“Hedge Trigger Event” shall mean the occurrence of either of the following (i) the Adjusted Benchmark for any Interest Accrual Period is greater than or equal to [***]% or (ii) the end of the Availability Period.~~
“Hedged SREC” shall mean any SREC that is subject to a Hedged SREC Agreement.
“Hedged SREC Agreement” shall mean, with respect to a PV System, the agreement evidencing all conditions to the payment of Hedged SREC Payments by the Eligible Hedged SREC Counterparty to the Borrower and the rate and timing of such Hedged SREC Payments.
“Hedged SREC Credit Support Obligations” shall mean that Indebtedness constituting credit support for Hedged SRECs in favor of Eligible Hedged SREC Counterparties in the form of guarantees, letters of credit and similar reimbursement and credit support obligations.
“Hedged SREC Payments” shall mean, with respect to a PV System and the related Hedged SREC Agreement, all payments due by the related Eligible Hedged SREC Counterparty to the Borrower under or in respect of such Hedged SREC Agreement.
“Hedged SREC Solar Asset” shall mean (i) a Hedged SREC Agreement and all rights and remedies of the Borrower thereunder, including all Hedged SREC Payments due on and after the related Cut-Off Date and any related security therefor, (ii) the related Hedged SRECs subject to such Hedged SREC Agreement, and (iii) all documentation in the Solar Asset File and other documents held by the Verification Agent related to such Hedged SREC Agreement and related Hedged SRECs.
~~118556040.20~~118095118.53    A-38
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Homebuilder” shall mean a homebuilder that has entered into an agreement with Parent (or an Affiliate thereof) and an Approved Installer, pursuant to which the Approved Installer has agreed to install PV Systems on new homes built and sold by such homebuilder.
“Host Customer” shall mean the customer under a Solar Service Agreement.
“Host Customer Payments” shall mean with respect to a PV System and a Solar Service Agreement, all payments due from the related Host Customer under or in respect of such Solar Service Agreement, including any amounts payable by such Host Customer that are attributable to sales, use or property taxes.
“Host Customer Security Deposit” shall mean any security deposit that a Host Customer must provide in accordance with such Host Customer’s Solar Service Agreement or the Facility Administrator’s credit and collections policy.
“Host Customer Solar Asset” shall mean (i) a PV System installed on a residential property (including Single-Family Residential Properties, multi-family homes, clubhouses or apartment buildings), (ii) all related real property rights, Permits and Manufacturer Warranties (in each case, to the extent transferable), (iii) upon execution of the related Solar Service Agreement, all rights and remedies of the lessor/seller under such Solar Service Agreement, including all Host Customer Payments on and after the related Cut-Off Date and any related security therefor (other than Host Customer Security Deposits) and all Energy Storage System Incentives, (iv) all related PBI Solar Assets on and after the related Cut-Off Date, and (v) all documentation in the Solar Asset File and other documents held by the Verification Agent related to such PV System, the Solar Service Agreement and PBI Documents, if any.
“Impact Reporting Letter” shall mean a letter, as required under Section 10.27(E), provided by the Borrower for the purpose of reporting on the expected impact to be achieved by the use of proceeds in accordance with the ‘Reporting’ component of the Green Loan Principles, substantially in the form of Exhibit M.
“Increased Commitment Date” shall have the meaning set forth in Section 2.18(B)(i).
“Indebtedness” shall mean as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money; (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility; (iv) reimbursement obligations under any letter of credit, currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device (other than in connection with this Agreement); (v) obligations of such Person to pay the deferred purchase price of property or services; (vi) obligations of such Person as lessee under leases which have been or should be in accordance with GAAP recorded as capital leases; (vii) any other transaction (including without limitation forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital
~~118556040.20~~118095118.53    A-39
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

requirements, and whether structured as a borrowing, sale and leaseback or a sale of assets for accounting purposes; (viii) any guaranty or endorsement of, or responsibility for, any Indebtedness of the types described in this definition; (ix) liabilities secured by any Lien on property owned or acquired, whether or not such a liability shall have been assumed (other than any Permitted Liens or Permitted Equity Liens); or (x) unvested pension obligations.
“Indemnified Taxes” shall mean (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Transaction Document and (ii) to the extent not otherwise described in clause (i), Other Taxes.
“Indemnitee Agent Party” shall have the meaning set forth in Section 7.6 hereof.
“Indemnitee Funding Agent Party” shall have the meaning set forth in Section 7.17 hereof.
“Indemnitees” shall have the meaning set forth in Section 10.5.
“Independent Accountant” shall have the meaning set forth in the Facility Administration Agreement.
“Independent Director” shall have the meaning set forth in Section 5.1(M).
“Ineligible Solar Assets” shall mean, collectively, each Solar Asset that does not satisfy the criteria to be classified as an Eligible Solar Asset.
“ING” shall mean ING Capital LLC.
“Initial Class B Lender” shall mean any Lender that is a Class B Lender as of August 31, 2023.
“Initial Solar Asset” shall mean each Solar Asset listed on the Schedule of Solar Assets as of the Original Closing Date.
“Insolvency Event” shall mean, with respect to any Person:
(i)    the commencement of: (a) a voluntary case by such Person under the Bankruptcy Code or (b) the seeking of relief by such Person under other Debtor Relief Laws in any jurisdiction outside of the United States;
(ii)    the commencement of an involuntary case against such Person under the Bankruptcy Code (or other Debtor Relief Laws) and the petition is not controverted or dismissed within sixty (60) days after commencement of the case;
(iii)    a custodian (as defined in the Bankruptcy Code) (or equal term under any other Debtor Relief Law) is appointed for, or takes charge of, all or substantially all of the property of such Person;
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

(iv)    such Person commences (including by way of applying for or consenting to the appointment of, or the taking of possession by, a rehabilitator, receiver, custodian, trustee, conservator or liquidator (or any equal term under any other Debtor Relief Laws) (collectively, a “conservator”) of such Person or all or any substantial portion of its property) any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation, rehabilitation, conservatorship or similar law of any jurisdiction whether now or hereafter in effect relating to such Person;
(v)    such Person is adjudicated by a court of competent jurisdiction to be insolvent or bankrupt;
(vi)    any order of relief or other order approving any such case or proceeding referred to in clauses (i) or (ii) above is entered;
(vii)    such Person suffers any appointment of any conservator or the like for it or any substantial part of its property that continues undischarged or unstayed for a period of sixty (60) days; or
(viii)    such Person makes a compromise, arrangement or assignment for the benefit of creditors or generally does not pay its debts as such debts become due.
“Intended Collateral Sale Date” shall have the meaning set forth in Section 6.4(B).
“Interconnection Agreement” shall mean, with respect to a PV System, a contractual obligation with a utility that allows such PV System to interconnect to the utility electrical grid.
“Interest Accrual Period” shall mean for each Payment Date, the period from and including the immediately preceding Payment Date to but excluding such Payment Date except that the Interest Accrual Period for the initial Payment Date shall be the actual number of days from and including the Original Closing Date to, but excluding, the initial Payment Date; provided, however, that with respect to any application of Distributable Collections pursuant to Section 2.7(B) on a Business Day other than a Payment Date, the “Interest Accrual Period” shall mean the period from and including the immediately preceding Payment Date to but excluding such Business Day.
“Interest Distribution Amount” shall mean, individually or collectively as the context may require, the Class A Interest Distribution Amount, the Class B Interest Distribution Amount, the Additional Interest Distribution Amount, if any, the Class A Subordinated Interest Distribution Amount, if any, and the Class B Subordinated Interest Distribution Amount, if any. For the avoidance of doubt, the Interest Distribution Amount shall not constitute “Confidential Information.”
“Intermediate Holdco” shall mean Sunnova Intermediate Holdings, LLC, a Delaware limited liability company.
~~118556040.20~~118095118.53    A-41
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, or any successor statute, and the rules and regulations thereunder, as the same are from time to time in effect.
“Inverter” shall mean, with respect to a PV System, the necessary device required to convert the variable direct electrical current (DC) output from a Solar Photovoltaic Panel into a utility frequency alternating electrical current (AC) that can be used by the related property, or that can be fed back into a utility electrical grid pursuant to an Interconnection Agreement.
“Invested Capital Payment Amount” shall ~~have the meaning~~mean, with respect to each applicable Lender, the “Invested Capital Payment Amount” set forth in the applicable Fee Letter ~~referred to in clause (iii) of the definition thereof~~between the Borrower and such Lender.
“Invested Capital Payment Date” shall ~~have the meaning~~mean, with respect to each applicable Lender, the “Invested Capital Payment Date” set forth in the applicable Fee Letter ~~referred to in clause (iii) of the definition thereof~~between the Borrower and such Lender.
“ISDA Definitions” shall mean the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.
“ITC Buyer” shall mean a purchaser of Tax Credits under an ITC Transfer Agreement.
~~“ITC Transfer” shall mean transfer of Tax Credits.~~
“ITC Transfer Agreement” shall mean collectively, each purchase and sale agreement, pursuant to which a Financing Fund sells and transfers Tax Credits to an ITC Buyer, set forth under the heading “ITC Transfer Agreements” on Schedule VIII plus any ITC Transfer Agreements permitted pursuant to Section 5.3(M).
“ITC Transfer Proceeds” shall mean the proceeds received by any Financing Fund pursuant to an ITC Transfer Agreement.
“Law” shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, guideline, judgment, injunction, writ, decree or award of any Governmental Authority.
“Lease Agreement” shall mean an agreement between the owner of the PV System and a Host Customer whereby the Host Customer leases a PV System from such owner for fixed or escalating monthly payments.
“Lender Affiliate” shall mean, as applied to any Lender or Administrative Agent, any Approved Fund or Person directly or indirectly controlling (including any member of senior management of such Person), controlled by, or under common control with, such Lender or
~~118556040.20~~118095118.53    A-42
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Administrative Agent. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power (a) to vote 20% or more of the securities having ordinary voting power for the election of directors of such Person or (b) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise; provided, however, the Apollo Entities (as defined in the definition of “Approved Fund”) and any entity that an Apollo Entity administers, advises, sub-advises, services or manages (other than the Atlas Entities) shall be excluded from the definition of “Lender Affiliate”.
“Lender Group” shall mean, individually or collectively as the context may require, each Class A Lender Group and each Class B Lender Group, as applicable.
“Lender Group Percentage” shall mean, individually or collectively as the context may require, each Class A Lender Group Percentage and each Class B Lender Group Percentage, as applicable.
“Lender Representative” shall have the meaning set forth in Section 10.16(B).
“Lenders” shall have the meaning set forth in the introductory paragraph hereof.
“Letter of Credit” shall mean any letter of credit issued by an Eligible Letter of Credit Bank and provided by the Borrower to the Administrative Agent in lieu of or in substitution for moneys otherwise required to be deposited in the Liquidity Reserve Account or the Supplemental Reserve Account, as applicable, which Letter of Credit is to be held as an asset of the Liquidity Reserve Account or the Supplemental Reserve Account, as applicable, and which satisfies each of the following criteria: (i) the related account party of which is not the Borrower, (ii) is issued for the benefit of the Paying Agent, (iii) has a stated expiration date of at least one hundred eighty (180) days from the date of determination (taking into account any automatic renewal rights), (iv) is payable in Dollars in immediately available funds to the Paying Agent upon the delivery of a draw certificate duly executed by the Paying Agent stating that (A) such draw is required pursuant to Section 8.2(C) or Section 8.2(D), as applicable, or (B) the issuing bank ceased to be an Eligible Letter of Credit Bank and the Letter of Credit has not been extended or replaced with a Letter of Credit issued by an Eligible Letter of Credit Bank within ten (10) Business Days such issuing bank ceasing to be an Eligible Letter of Credit Bank, (v) the funds of any draw request submitted by the Paying Agent in accordance with Section 8.2(C) and Section 8.2(D) will be made available in cash no later than two (2) Business Days after the Paying Agent submits the applicable drawing documents to the related Eligible Letter of Credit Bank, and (vi) that has been reviewed by the Administrative Agent and otherwise contains terms and conditions that are acceptable to the Administrative Agent. For purposes of determining the amount on deposit in the Liquidity Reserve Account or the Supplemental Reserve Account, as applicable, the Letter of Credit shall be valued at the amount as of any date then available to be drawn under such Letter of Credit.
“Lien” shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or
~~118556040.20~~118095118.53    A-43
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).
“Limited Consent (July 2023)” shall mean that certain Limited Consent to Amended and Restated Credit Agreement (Backleverage) dated as of July 26, 2023, among the Borrower, the Lenders party thereto, the Funding Agents party thereto and the Administrative Agent.
“Liquidated Damages Amount” shall have the meaning set forth in the Sale and Contribution Agreement.
“Liquidation Fee” shall mean for any Interest Accrual Period for which a reduction of the principal balance of the relevant Advance is made for any reason, on any day other than the last day of such Interest Accrual Period, the amount, if any, by which (A) the additional interest (calculated without taking into account any Liquidation Fee or any shortened duration of such Interest Accrual Period) which would have accrued during the portion of such Interest Accrual Period for which the cost of funding had been established prior to such reduction of the principal balance on the portion of the principal balance so reduced, exceeds (B) the income, if any, received by the Conduit Lender or the Non-Conduit Lender which holds such Advance from the investment of the proceeds of such reductions of principal balance for the portion of such Interest Accrual Period for which the cost of funding had been established prior to such reduction of the principal balance. A statement as to the amount of any Liquidation Fee (including the computation of such amount) shall be submitted by the affected Conduit Lender or the Non-Conduit Lender to the Borrower and shall be prima facie evidence of the matters to which it relates for the purpose of any litigation or arbitration proceedings, absent manifest error or fraud. Such statement shall be submitted five (5) Business Days prior to such amount being due.
“Liquidity Agreement” shall mean any agreement entered into by a Conduit Lender providing for the sale by such Conduit Lender of Advances (or portions thereof), or the making of loans or other extensions of credit to such Conduit Lender secured by security interests in specified Advances (or portions thereof), to support all or part of such Conduit Lender’s payment obligations under the Commercial Paper Notes or to provide an alternate means of funding such Lender’s investments in accounts receivable or other financial assets arising out of or in connection with the Loans or under the Commercial Paper Notes.
“Liquidity Commitment” ~~means~~shall mean, as to each Non-Conduit in any Lender Group, its commitment to such Lender Group’s Conduit Lenders under the Liquidity Agreements.
~~“Liquidity Funding” means (i) a purchase made by any Non-Conduit pursuant to its Liquidity Commitment of all or any portion of, or any undivided interest in, an applicable Conduit Lender’s Advances, (ii) any Advance made by a Non-Conduit in lieu of such Conduit Lender pursuant to Article II or (iii) any purchase of an Advance made by a Non-Conduit pursuant to Section 10.8.~~
~~118556040.20~~118095118.53    A-44
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Liquidity Reserve Account” shall have the meaning set forth in Section 8.2(A)(iii).
“Liquidity Reserve Account Required Balance” shall mean on any date of determination, an amount equal to the sum of (i) the product of (a) 6/3 times (b) the then applicable Net Interest Obligations, if any, (ii) the Final Stage Solar Asset Reserve Amount, (iii) the Substantial Stage Date Solar Asset Reserve Amount, (iv) the First Payment Date Reserve Amount, (v) the New Construction Final Stage Solar Asset Reserve Amount and (vi) the New Construction Substantial Stage Date Solar Asset Reserve Amount.
“Loan Note” shall mean, individually or collectively as the context may require, each Class A Loan Note and each Class B Loan Note, as applicable.
“MA SMART Revenue” shall mean any revenue received by any Financing Fund or SAP under the SMART Program and pursuant to the SMART Tariff.
“Major Actions” shall mean the actions described in the provisions set forth under the heading “Major Actions” on Schedule VIII hereto.
“Majority Class B Lenders” shall mean, as of any date of determination, Class B Lenders having Class B Advances exceeding fifty percent (50%) of all outstanding Class B Advances; provided, that so long as LibreMax Capital, LLC, its Affiliates, any funds managed by LibreMax Capital, LLC or its Affiliates or any related Conduit Lender with respect to LibreMax Capital, LLC, its Affiliates or funds managed by LibreMax Capital, LLC (the foregoing collectively referred to herein as the “LibreMax Related Parties”) holds any Class B Advances or Class B Commitments, “Majority Class B Lenders” shall include such LibreMax Related Parties holding such Class B Advances or Class B Commitments hereunder.
“Majority Lenders” shall mean, as of any date of determination, (i) unless and until all Obligations owing to any Class A Lender solely in its capacity as a Class A Lender have been reduced to zero, Class A Lenders having Class A Advances exceeding fifty percent (50%) of all outstanding Class A Advances, and (ii) at any time on and after all Obligations owing to each Class A Lender solely in its capacity as Class A Lender have been reduced to zero, Class B Lenders having Class B Advances exceeding fifty percent (50%) of all outstanding Class B Advances; provided, that (w) in the event that no Advances are outstanding as of such date, “Majority Lenders” shall mean Class A Lenders having Class A Commitments exceeding fifty percent (50%) of all outstanding Class A Commitments, (x) so long as Atlas, its Affiliates, any Lender in the Atlas Lender Group or any related Conduit Lender with respect to Atlas, any Lender in the Atlas Group or their respective Affiliates (the foregoing collectively referred to herein as the “Atlas Related Parties”) holds at least twenty percent (20%) of Class A Advances or, if no Obligations are owing to any Class A Lender, Class B Advances or, if no Obligations are owing to any Lender, “Majority Lenders” shall include such Atlas Related Party, (y) so long as Barclays, its Affiliates or any related Conduit Lender with respect to Barclays or its Affiliates (the foregoing collectively referred to herein as the “Barclays Related Parties”) holds at least twenty percent (20%) of Class A Advances or, if no Obligations are owing to any Class A Lender, Class B Advances or, if no Obligations are owing to any Lender, “Majority Lenders” shall include such Barclays Related Party and (z) at any time there are two or less Class A
~~118556040.20~~118095118.53    A-45
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Lenders, the term “Majority Lenders” shall mean all Class A Lenders holding at least twenty percent (20%) of Class A Advances; provided, further, that in all events, the Administrative Agent shall promptly notify the Lenders other than the Majority Lenders of (x) any request for consent of the Majority Lenders hereunder and (y) the response of the Majority Lenders to such request, and, upon request by any Lender other than the Majority Lenders, a written explanation of any grant or denial of such request for consent. For the purposes of determining the number of Lenders in the foregoing proviso, Affiliates of a Lender shall constitute the same Lender. The total Advances and Commitments of any Defaulting Lender shall be disregarded in determining Majority Lenders at any time.
“Management Agreement” shall mean, collectively, each document set forth under the heading “Management Agreements” on Schedule VIII hereto; provided that “Management Agreement” shall include each replacement thereof with a Replacement Services Provider, in each case, as amended, amended and restated, supplemented or modified from time to time.
“Manager” shall mean, collectively, each entity set forth under the heading “Managers” on Schedule VIII hereto~~.~~; provided that, with respect to any Servicing Agreement or Management Agreement, a reference to the “Manager” thereunder shall refer to any applicable Replacement Services Provider providing services under such Servicing Agreement or Management Agreement.
“Manager Fee” shall mean the fees, expenses and other amounts owed to the Manager pursuant to the Management Agreements.
“Managing Member” shall mean, collectively, each entity set forth under the heading “Managing Members” on Schedule VIII hereto.
“Managing Member Distributions” shall mean all distributions and payments in any form made, or due to be made, to the Managing Members or the Borrower in connection with its ownership interest in the Managing Member Interests, except for Service Incentives, Grid Services Revenue, ITC Transfer Proceeds and SREC Direct Sale Proceeds.
“Managing Member Distributions Payment Level” shall mean, for any Collection Period, the quotient (expressed as a percentage) of (i) the sum of all Managing Member Distributions actually received in the Collection Account during such Collection Period, divided by (ii) the Scheduled Managing Member Distributions during such Collection Period.
“Managing Member Interests” shall mean, collectively, the Managing Members’ interest in 100% of the interests listed under the heading “Managing Member Interests” on Schedule VIII hereto.
“Manufacturer’s Warranty” shall mean any warranty given by a manufacturer of a PV System relating to such PV System or any part or component thereof.
“Margin Stock” shall have the meaning set forth in Regulation U.
~~118556040.20~~118095118.53    A-46
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Master SAP Contribution Agreement” shall mean that certain Amended and Restated Master SAP Contribution Agreement, dated as of the Second Amendment and Restatement Date, by and among the Assignors and SAP Seller.
“Master Purchase Agreement” shall mean, collectively, each document set forth under the heading “Master Purchase Agreements” on Schedule VIII hereto.
“Material Adverse Effect” shall mean, any event or circumstance having a material adverse effect on any of the following: (i) the business, property, operations or financial condition of the Borrower, the Facility Administrator, the Parent, SEI, a Financing Fund, a Managing Member or SAP, (ii) the ability of the Borrower, or the Facility Administrator or the Parent to perform its respective obligations under the Transaction Documents (including the obligation of the Borrower to pay interest that is due and payable or the Parent to pay the Guaranteed Obligations (as defined in the Parent Guaranty) in accordance with the Parent Guaranty), (iii) the validity or enforceability of, or the legal right to collect amounts due under or with respect to, ~~a material portion~~[***]% or more of the Eligible Solar Assets, or (iv) the priority or enforceability of any liens in favor of the Administrative Agent.
“Maturity Date” shall mean the earliest to occur of (i) the Facility Maturity Date, (ii) the occurrence of an Event of Default and declaration of all amounts due in accordance with Section 6.2(B) and (iii) the date of any voluntary termination of the Facility by the Borrower; provided that the Maturity Date may be extended in accordance with Section 2.16.
“Maximum Facility Amount” shall mean $[***].
“Minimum Payoff Amount” shall mean, with respect to a Takeout Transaction, an amount of proceeds equal to the sum of (i) the product of the aggregate Discounted Solar Asset Balance or the Collateral subject to such Takeout Transaction times the Effective Advance Rate then in effect plus (ii) any accrued interest with respect to the amount of principal of Advances being prepaid in connection with such Takeout Transaction, plus (iii) any fees due and payable to any Lender or the Administrative Agent with respect to such Takeout Transaction plus (iv) any other amounts owed by the Borrower and required to be paid pursuant to Section 2.7(B) on the date of such Takeout Transaction; provided that if such Takeout Transaction is being undertaken to cure an Event of Default, then the Minimum Payoff Amount shall include such additional proceeds as are necessary to cure such Event of Default, if any.
“Moody’s” shall mean Moody’s Investors Service, Inc., or any successor rating agency.
“Multi-Employer Plan” shall mean a multi-employer plan, as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions or has within any of the preceding five plan years made or accrued an obligation to make contributions or had liability with respect to.
“Multiple Employer Plan” shall mean a Single-Employer Plan, to which the Borrower or any ERISA Affiliate, and one or more employers other than the Borrower or an ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

been terminated, to which the Borrower or an ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.
“MUFG” shall mean MUFG Bank, Ltd.
“Nationally Recognized Accounting Firm” shall mean (A) PricewaterhouseCoopers LLP, Ernst & Young LLP, KPMG LLC, Deloitte LLP and any successors to any such firm and (B) any other public accounting firm designated by the Parent and approved by the Administrative Agent, such approval not to be unreasonably withheld or delayed.
“Net Cash Flow” shall mean for any Collection Period (i) with respect to the Managing Member Interests (A) the Scheduled Managing Member Distributions minus (B) the sum of (x) the Tax Equity Investor Distribution Reduction Amount for such Collection period and (y) amounts attributable to Solar Assets that were Transferable Solar Assets as of the last day of such Collection Period and (ii) with respect to a SAP Solar Asset (other than a Substantial Stage Solar Asset), an amount equal to (A) the sum of (x) the Scheduled Host Customer Payment for such SAP Solar Asset during such Collection Period, plus (y) the Scheduled PBI Payments for such SAP Solar Asset during such Collection Period minus (B) the Operational Amounts for such Collection Period. For the avoidance of doubt, “Net Cash Flow” shall not include Service Incentives, Grid Services Revenue, ITC Transfer Proceeds, SREC Direct Sale Proceeds or Excess SREC Proceeds. The calculation of Net Cash Flow shall be set forth in the Advance Model.
“Net Hedge Counterparty Payments” shall mean, with respect to any date of determination, an amount (positive or negative) equal to (i) all proceeds anticipated to be received by the Borrower from a Hedge Counterparty under each Hedge Agreement minus (ii) all amounts anticipated to be paid by the Borrower in connection with Section 2.7(B)(ii), in each case, in connection with the immediately succeeding Payment Date, as agreed to by the Administrative Agent. For the avoidance of doubt, Net Hedge Counterparty Payments will not include any payments made or received by the Borrower in connection with new Hedge Agreements entered pursuant to the Hedge Requirements, termination of existing Hedge Agreements or modifications of existing Hedge Agreements.
“Net Interest Obligations” shall mean with respect to any date of determination (i) the sum of the Class A Interest Distribution Amount, the Class B Interest Distribution Amount, the Class A Subordinated Interest Distribution Amount, the Class B Subordinated Interest Distribution Amount, the Class A Additional Interest Distribution Amount and the Class B Additional Interest Distribution Amount, if any, due and payable on the immediately succeeding Payment Date minus (ii) the then applicable Net Hedge Counterparty Payments.
“Net Scheduled Payment” shall mean, with respect to a Host Customer Solar Asset and PBI Solar Asset and any Collection Period an amount equal to (i) the sum of (A) the Scheduled Host Customer Payment for such Host Customer Solar Asset during such Collection Period, plus (B) the Scheduled PBI Payments for such Host Customer Solar Asset during such Collection Period, minus (ii) the sum of (A) the Manager Fee allocated with respect to such Host Customer
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Solar Asset during such Collection Period and (B) the Servicing Fee allocated with respect to such Host Customer Solar Asset during such Collection Period.
“New Construction Final Stage Solar Asset Reserve Amount” shall mean, as of any date of determination, the product of (i) [***] times (ii) the then applicable Net Interest Obligations times (iii) the ratio of (x) the aggregate principal balance of all Advances related to Final Stage Solar Assets that are New Construction Solar Assets as of such date divided by (y) the Aggregate Outstanding Advances as of such date.
“New Construction Solar Asset” shall mean a Host Customer Solar Asset for which the related PV System is installed, or planned to be installed, on a newly constructed residential building (including Single-Family Residential Properties, multi-family homes, clubhouses or apartment buildings).
~~“New Construction Solar Asset Event Ratio” shall mean, as of any Calculation Date, the ratio of (x) the aggregate Discounted Solar Asset Balance of all New Construction Solar Assets that do not, as of such Calculation Date, qualify as Eligible Solar Assets as a result of the failure to meet the requirements set forth in paragraphs 39 or 40 of Schedule I to (y) the aggregate Discounted Solar Asset Balance of all New Construction Solar Assets that have been Placed in Service. For the purposes of calculating the New Construction Solar Asset Event Ratio, any determination of whether a New Construction Solar Asset qualifies as an Eligible Solar Asset shall not take into account whether such New Construction Solar Asset fails to meet the requirements set forth on Schedule I other than the requirements set forth in paragraphs 39 or 40 thereof. The New Construction Solar Asset Event Ratio shall be included in each Facility Administrator Report.~~
“New Construction Solar Asset (Non-Identified Customer)” shall mean a New Construction Solar Asset with respect to which a Solar Service Agreement has not yet been signed and delivered to the Verification Agent.
“New Construction Solar Asset (Sub-PV6)” shall mean a New Construction Solar Asset (other than a New Construction Solar Asset (Non-Identified Customer)) with respect to which the mandatory prepayment amount in the related Solar Service Agreement is less than an amount determined by the discounting of all remaining projected Host Customer Payments at a pre-determined discount rate of 6.00% per annum.
“New Construction Substantial Stage Date Solar Asset Reserve Amount” shall mean, as of any date of determination, the product of (i) 11/3 times (ii) the then applicable Net Interest Obligations times (iii) the ratio of (x) the aggregate principal balance of all Advances related to Substantial Stage Solar Assets that are New Construction Solar Assets as of such date divided by (y) the Aggregate Outstanding Advances as of such date.
“New Jersey TREC” shall mean transition renewable energy certificates administered by the State of New Jersey in accordance with the State of New Jersey, Board of Public Utilities Docket No. QO19010068, adopted December 6, 2019.
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“NOL” shall mean net operating losses.
“Non-Conduit Lender” shall mean each Lender that is not a Conduit Lender.
“Non-Consenting Lender” shall mean any (i) Class A Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all or all affected Lenders in accordance with the terms of Section 10.2 and (b) has been approved by the Majority Lenders and (ii) Class B Lender that does not approve any consent, waiver or amendment that (a) has been approved by all other Lenders and (b) is not materially adverse to the Class B Lender.
“Non-Savings Product” shall mean any Host Customer Solar Asset that is not a Savings Product.
“Notice of Borrowing” shall have the meaning set forth in Section 2.4.
“Obligations” shall mean and include, with respect to each of the Borrower, SAP or the Managing Members, respectively, all loans, advances, debts, liabilities, obligations, covenants and duties owing by such Person to the Administrative Agent, any Funding Agent, the Paying Agent or any Lender of any kind or nature, present or future, arising under this Agreement, the Loan Notes, the Security Agreement, the Pledge Agreement, the Subsidiary Guaranty, any of the other Transaction Documents or any other instruments, documents or agreements executed and/or delivered in connection with any of the foregoing, whether or not for the payment of money, whether arising by reason of an extension of credit, the issuance of a letter of credit, a loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising. The term includes the principal amount of all Advances, together with interest, charges, expenses, fees, attorneys’ and paralegals’ fees and expenses, any other sums chargeable to the Borrower under this Agreement or any other Transaction Document pursuant to which it arose.
“Officer’s Certificate” shall mean a certificate signed by an authorized officer of an entity.
“Operational Amounts” shall mean amounts necessary for SAP to pay the Manager for O&M Services and Servicing Services and the back-up servicer for services under the Servicing Agreement listed on Schedule IX hereto, in each case, related to Solar Assets owned by SAP.
“Original Closing Date” shall have the meaning set forth in the Recitals.
“Original Credit Agreement” shall have the meaning set forth in the Recitals.
“Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Transaction Document, or sold or assigned an interest in any Solar Asset or Transaction Document).
“Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Transaction Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.
“O&M Services” shall mean the services required to be performed by the Manager pursuant to the terms of each Management Agreement, including all administrative, operations, maintenance, collection and other management services with respect to the related Solar Assets, maintaining required insurance and collecting sales and use taxes payable by Host Customers under their Solar Service Agreements.
“Parent” shall mean Sunnova Energy Corporation, a Delaware corporation.
“Parent Guaranty” shall mean the ~~Third~~Fourth Amended and Restated Parent Guaranty, dated as of the ~~Second~~ Amendment ~~and Restatement~~No. 3 Effective Date, by the Parent in favor of the Borrower and the Administrative Agent.
“Parent Refinancing” shall mean the Parent amends, amends and restates, supplements or otherwise modifies or refinances or otherwise replaces the Parent’s 2026 Bonds and the effect of which is to extend the maturity date thereunder to a date is that no earlier than December 1, 2027.
“Parent’s 2026 Bonds” shall mean, collectively, (i) those certain 5.875% Senior Notes due 2026 under that certain Indenture, dated as of August 17, 2021, by and among Parent, the Guarantors (as defined therein) and Wilmington Trust, National Association, as trustee, as amended, amended and restated, supplemented or otherwise modified from time to time and (ii) those certain 0.25% Convertible Senior Notes due 2026 under that certain Indenture, dated as of September 26, 2023, by and among Parent, the Guarantors (as defined therein) and WTNA, as trustee, as amended, amended and restated, supplemented or otherwise modified from time to time.
“Participant” shall have the meaning set forth in Section 10.8.
“Participant Register” shall have the meaning set forth in Section 10.8.
“Parts” shall mean components of a PV System.
“Patriot Act” shall have the meaning set forth in Section 10.18.
“Paying Agent” shall mean Computershare Trust Company, National Association, not in its individual capacity, but solely as paying agent, or any successor Paying Agent appointed pursuant to Section 9.6.
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Paying Agent Account” shall have the meaning set forth in Section 8.2(A)(~~v~~vi).
“Paying Agent Fee” shall mean a fee payable by the Borrower to the Paying Agent as set forth in the Paying Agent Fee Letter.
“Paying Agent Fee Letter” shall mean that certain letter agreement, dated as of August 22, 2019, between the Borrower and the Paying Agent.
“Paying Agent Indemnified Parties” shall have the meaning set forth in Section 9.5.
“Payment Date” shall mean the 30th day of each October, January, April and July or, if such 30th day is not a Business Day, the next succeeding Business Day, commencing October 2019.
“Payment Facilitation Agreement” shall mean each modification, waiver or amendment agreement (including a replacement Solar Service Agreement) entered into by the Manager in accordance with a Servicing Agreement relating to a Solar Service Agreement.
“Payment Recipient” shall have the meaning set forth in Section 7.24(A).
“PBI Documents” shall mean, with respect to a PV System, (i) all applications, forms and other filings required to be submitted to a PBI Obligor in connection with the performance based incentive program maintained by such PBI Obligor and the procurement of PBI Payments, and (ii) all approvals, agreements and other writings evidencing (a) that all conditions to the payment of PBI Payments by the PBI Obligor have been met, (b) that the PBI Obligor is obligated to pay PBI Payments and (c) the rate and timing of such PBI Payments.
~~“PBI Liquidated Damages” shall mean any liquidated damages due and payable to a PBI Obligor in respect of a Solar Asset.~~
“PBI Obligor” shall mean a utility or Governmental Authority that maintains or administers a renewable energy program designed to incentivize the installation of PV Systems and use of solar generated electricity that has approved and is obligated to make PBI Payments to the owner of the related PV System.
“PBI Payments” shall mean, with respect to a PV System and the related PBI Documents, all payments due by the related PBI Obligor under or in respect of such PBI Documents, including New Jersey TRECs and MA SMART Revenue; provided, that PBI Payments do not include Rebates, Hedged SRECs, amounts received, if any, in respect of Hedged SRECs, Service Incentives, Grid Services Revenue or ITC Transfer Proceeds.
“PBI Solar Assets” shall mean (i) all rights and remedies of the payee under any PBI Documents related to such PV System, including all PBI Payments on and after the related Transfer Date and (ii) all documentation in the Solar Asset File and other documents held by the Verification Agent related to such than PBI Documents.
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Performance Guaranty” shall mean, with respect to a PV System, an agreement in the form of a production warranty between the Host Customer and Parent (or in some cases, between the Host Customer and the owner of the Solar Asset), which the Facility Administrator has agreed to perform on behalf of the Borrower that specifies a minimum level of solar energy production, as measured in kWh, for a specified time period. Such guarantees stipulate the terms and conditions under which the Host Customer could be compensated if their PV System does not meet the electricity production guarantees.
“Permission to Operate” shall mean, with respect to any PV System, receipt of a letter or functional equivalent from the connecting utility authorizing such PV System to be operated, in each case to the extent required by the applicable Governmental Authority.
“Permits” shall mean, with respect to any PV System, the applicable permits, franchises, leases, orders, licenses, notices, certifications, approvals, exemptions, qualifications, rights or authorizations from or registration, notice or filing with any Governmental Authority required to operate such PV System.
“Permitted Assignee” shall mean (a) any Lender, (b) any Lender Affiliate, (c) any Approved Fund, and (d) any Program Support Provider for any Conduit Lender, an Affiliate of any Program Support Provider, or any commercial paper conduit administered, sponsored or managed by a Lender or to which a Non-Conduit Lender provides liquidity support, an Affiliate of a Lender or an Affiliate of an entity that administers or manages a Lender or with respect to which the related Program Support Provider of such commercial paper conduit is a Lender.
“Permitted Equity Liens” shall mean the ownership interest of the related Tax Equity Investor in the related Tax Equity Facility and in each case arising under the related Financing Fund LLCA.
“Permitted Indebtedness” shall mean (i) Indebtedness under the Transaction Documents, and (ii) to the extent constituting Indebtedness, reimbursement obligations of the Borrower owed to the Borrower in connection with the payment of expenses incurred in the ordinary course of business in connection with the financing, management, operation or maintenance of the Solar Assets or the Transaction Documents.
“Permitted Investments” shall mean any one or more of the following obligations or securities: (i)(a) direct interest bearing obligations of, and interest-bearing obligations guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States; (b) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to payment of principal and interest by, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, but only if, at the time of investment, such obligations are assigned the highest credit rating by S&P; and (c) evidence of ownership of a proportionate interest in specified obligations described in clause (a) and/or (b) above; (ii) demand, time deposits, money market deposit accounts, certificates of deposit of and federal funds sold by, depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign banks),
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

subject to supervision and examination by federal or state banking or depository institution authorities, and having, at the time of a relevant Borrower’s investment or contractual commitment to invest therein, a short term unsecured debt rating of “A-1” by S&P; (iii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a rating of no less than “A-1+” by S&P and a maturity of no more than 365 days; (iv) commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the closing date thereof) of any corporation (other than the Parent), incorporated under the laws of the United States of America or any state thereof, that, at the time of the investment or contractual commitment to invest therein, a rating of “A-1” by S&P; (v) money market mutual funds, or any other mutual funds registered under the 1940 Act which invest only in other Permitted Investments, having a rating, at the time of such investment, in the highest rating category by S&P; (vi) money market deposit accounts, demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof will be rated “A-1+” by S&P, including proprietary money market funds offered or managed by the Paying Agent or an Affiliate thereof; (vii) repurchase agreements with respect to obligations of, or guaranteed as to principal and interest by, the United States of America or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States of America; provided, however, that the unsecured obligations of the party agreeing to repurchase such obligations at the time have a credit rating of no less than the A-1 by S&P; and (viii) any investment agreement (including guaranteed investment certificates, forward delivery agreements, repurchase agreements or similar obligations) with an entity which on the date of acquisition has a credit rating of no less than the A-1 by S&P, in each case denominated in or redeemable in Dollars.
“Permitted Investor” shall mean collectively, Energy Capital Partners III, LP, Energy Capital Partners III-A, LP, Energy Capital Partners III-B, LP, Energy Capital Partners III-C, LP and Energy Capital Partners-D, LP, Quantum Strategic Partners, and each of their Permitted Transferees (as defined in the Investors Agreement, dated as of March 29, 2018, by and among the Parent and the other signatories thereto).
“Permitted Liens” shall mean (i) any lien for taxes, assessments and governmental charges or levies owed by the applicable asset owner and not yet due and payable or which are being contested in good faith, (ii) Liens in favor of the Administrative Agent (or in favor of the Borrower and created pursuant to the Transaction Documents), (iii) solely in the case of Substantial Stage Solar Assets and Final Stage Solar Assets, workmen’s, mechanic’s, or similar statutory Liens securing obligations owing to approved Dealers (or subcontractors of Dealers) which are not yet due or for which reserves in accordance with GAAP have been established; provided that any such Solar Asset shall be classified as a Defective Solar Asset if not resolved within sixty (60) days of such Solar Asset receiving Permission to Operate from the applicable Governmental Authority, (iv) Liens on cash collateral or other liquid assets in favor of Eligible
~~118556040.20~~118095118.53    A-54
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Hedged SREC Counterparties securing Hedged SREC Credit Support Obligations that constitute Permitted Indebtedness, (v) to the extent a PV System constitutes a fixture, any conflicting interest of an encumbrancer or owner of the real property that has or would have priority over the applicable UCC fixture filing (or jurisdictional equivalent) so long as the existence of such conflicting interest does not or would not reasonably be expected to adversely affect the payments of the Host Customer under the related Solar Service Agreement and (vi) any rights of Host Customers under Solar Service Agreements.
“Person” shall mean any individual, corporation (including a business trust), partnership, limited liability company, joint-stock company, trust, unincorporated organization or association, joint venture, government or political subdivision or agency thereof, or any other entity.
“Placed in Service” shall mean (a) with respect to a Retrofit Solar Asset, when the underlying PV System has (i) received of Permission to Operate, and (ii) produced meterable quantities of electricity, and (b) with respect to a New Construction Solar Asset, upon the latest to occur of (1) the PV System’s receipt of Permission to Operate and production of measurable quantities of electricity, (2) a Host Customer signing a Solar Service Agreement and (3) other than with respect to clubhouses, the closing of the sale of the related property to the such Host Customer.
~~“Placed in Service Failure Period” shall mean a period commencing on any Calculation Date when the New Construction Solar Asset Event Ratio is equal to or greater than [***]% for the related Collection Period and ending on the next succeeding Calculation Date when the New Construction Solar Asset Event Ratio is less than [***]% for the related Collection Period; provided, that no Placed in Service Failure Period shall be in effect if the New Construction Solar Asset Event Ratio is equal to or greater than [***]% for a Collection Period immediately succeeding a Takeout Transaction that includes a material portion of New Construction Solar Assets included in the Borrowing Base immediately prior to such Takeout Transaction (as determined by the Administrative Agent in its reasonable discretion).~~
“Plan” shall mean an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code as to which the Borrower or any Affiliate may have any liability now or in the past six years.
“Plan Asset Threshold” shall mean [***]% of the value of the Class B Advances, Class B Commitments and other transactions under this Agreement related to the Class B Advances, as determined in accordance with the regulations set forth in 29 CFR 2510.3-101, as modified by Section 3(42) of ERISA.
“Pledge Agreement” shall mean the Second Amended and Restated Pledge Agreement, dated as of the Second Amendment and Restatement Date, by TEP Resources, the Borrower and the Managing Members in favor of the Administrative Agent.
“Portal Provider” shall have the meaning set forth in Section 10.3(E).
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Potential Amortization Event” shall mean any occurrence or event that, with notice, passage of time or both, would constitute an Amortization Event.
“Potential Default” shall mean any occurrence or event that, with notice, passage of time or both, would constitute an Event of Default.
“Power Purchase Agreement” shall mean either a Power Purchase Agreement (Fixed Fee) or a Power Purchase Agreement (Variable Fee), as the context requires.
“Power Purchase Agreement (Fixed Fee)” shall mean an agreement between the owner of the PV System and a Host Customer whereby the Host Customer agrees to purchase electricity produced by such PV System for a fixed fee per kWh.
“Power Purchase Agreement (Variable Fee)” shall mean an agreement between the owner of the PV System and a Host Customer whereby the Host Customer agrees to purchase electricity produced by such PV System for a variable fee per kWh.
“Prepaid Solar Asset” shall mean a Solar Asset for which the related Host Customer has prepaid all amounts under the related Solar Service Agreement.
“Projected Purchase Option Price” shall mean, with respect to a Purchase Option, an amount estimated by the related Managing Member and agreed upon by the Administrative Agent on or before the Scheduled Commitment Termination Date; provided, that the Projected Purchase Option Price for any Purchase Option related to a Financing Fund LLC that includes a Financing Fund Withdrawal Right shall be reduced to the extent the related Financing Fund Withdrawal Amount Deposit is then on deposit in the Supplemental Reserve Account. Should the Availability Period expire before the Scheduled Commitment Termination Date, the Administrative Agent may use its reasonable judgment to estimate the Projected Purchase Option Price.
“Project Purchase Price” ~~means~~mean, with respect to a Solar Asset, the amount paid by the applicable Financing Fund for ~~each~~such Solar Asset, as defined in the relevant Tax Equity Financing Documents (including any relevant adjustments or true-up amounts).
“Program Support Provider” shall mean and include any Person now or hereafter extending liquidity or credit or having a commitment to extend liquidity or credit to or for the account of, or to make purchases from, a Conduit Lender (or any related commercial paper issuer that finances such Conduit Lender) in support of commercial paper issued, directly or indirectly, by such Conduit Lender in order to fund Advances made by such Conduit Lender hereunder.
“Projected SREC Hedge Ratio” shall mean, with respect to a state and SREC Year, the quotient (expressed as a percentage) of (i) the sum of all SRECs to be delivered for such SREC Year (or portion of an SREC Year remaining) under Hedged SREC Agreements for such state, divided by (ii) SRECs that are available for delivery in such SREC Year (or portion of an SREC Year remaining) in such state, as calculated by the Administrative Agent; provided, that PV Systems owned by the applicable Financing Funds identified in Column F of Schedule XII
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

hereto will not be included in the calculation of SRECs available for delivery. For the avoidance of doubt, only PV Systems that have been certified for SREC production will be included in the calculation of SRECs available for delivery.
“PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“Puerto Rico Solar Asset” shall mean a Host Customer Solar Asset for which the related PV System is installed on a residence in Puerto Rico.
“Purchase Option” shall mean, collectively, each purchase option set forth under the heading “Purchase Options” on Schedule VIII hereto.
“Purchase Option Price” shall have the meaning set forth in the Tax Equity Financing Documents.
“Purchase Standard” shall mean (i) the terms of the related Financing Fund LLCA and the terms of the Transaction Documents to which the Borrower is a party, (ii) the availability of funds in the Supplemental Reserve Account to pay the Purchase Option Price as then projected by the Facility Administrator and (iii) the same degree of analysis that the Borrower and its Affiliates use in determining whether or not to exercise similar purchase options for comparable assets owned by the Borrower and its Affiliates, taking into consideration the best interests of all parties to the Transaction Documents.
“PV System” shall mean, with respect to a Solar Asset, a photovoltaic system, including Solar Photovoltaic Panels, Inverters, Racking Systems, any Energy Storage Systems installed in connection therewith, wiring and other electrical devices, as applicable, conduits, weatherproof housings, hardware, remote monitoring equipment, connectors, meters, disconnects and over current devices (including any replacement or additional parts included from time to time) and any Ancillary PV System Components.
“PV System Payment” shall mean, for any PV System, the total monthly amounts payable under the related Solar Service Agreement multiplied by the PV System Payment Percentage.
“PV System Payment Percentage” shall mean, for any PV System, the quotient (expressed as a percentage) equal to (i) the sum of all costs that relate to the equipment for such PV System (other than any costs related to Ancillary PV System Components and any related Energy Storage System, if applicable) plus the Total Installation Cost, divided by (ii) the Total Equipment Cost plus the Total Installation Cost.
“QFC” shall have the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” shall have the meaning set forth in Section 10.23 hereof.
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Qualified Professional Asset Manager” shall have the meaning set forth in Section 7.23(A)(ii)(b) hereof.
“Qualified Service Provider” shall mean one or more Independent Accountants or, subject to the approval of Administrative Agent, other service providers.
“Qualifying Hedge Counterparty” shall mean (i) a counterparty which at all times satisfies all then applicable counterparty criteria of S&P or Moody’s for eligibility to serve as counterparty under a structured finance transaction rated “[***]”, in the case of S&P or “[***]”, in the case of Moody’s or (ii) an affiliate of any Funding Agent (in which case rating agency counterparty criteria shall not be applicable), provided that, for the avoidance of doubt, the parties hereto agree that as of the Second Amendment and Restatement Date, Credit Suisse International meets such requirement and will continue to constitute a Qualifying Hedge Counterparty hereunder so long as it continues to meet such requirement.
“Qualifying Hedge Counterparty Joinder” shall mean that certain Joinder Agreement executed by a Hedge Counterparty and acknowledged by the Administrative Agent, a copy of which shall be provided to all Parties to this Agreement.
“Qualifying Takeout Transaction” shall mean a Takeout Transaction pursuant to which the Aggregate Outstanding Advances are repaid in amount equal to or exceeding the lesser of (i) $[***] and (ii) [***]% of the Aggregate Outstanding Advances immediately prior to giving effect to such Takeout Transaction.
“Racking System” shall mean, with respect to a PV System, the hardware required to mount and securely fasten a Solar Photovoltaic Panel onto the Host Customer site where the PV System is located.
“Rebate” shall mean any rebate by a PBI Obligor, electric distribution company, or state or local governmental authority or quasi-governmental agency as an inducement to install or use a PV System, paid upon such PV System receiving Permission to Operate.
“Recipient” shall mean the Administrative Agent, the Lenders or any other recipient of any payment to be made by or on account of any obligation of the Borrower under this Agreement or any other Transaction Document.
“Reference Time” shall mean, with respect to any setting of the then-current Benchmark, (i) if such Benchmark is Term SOFR, the SOFR Determination Time, and (ii) if such Benchmark is not Term SOFR, the time determined by the Administrative Agent in its reasonable discretion.
“Register” shall have the meaning set forth in Section 10.8.
“Related Parties” shall mean, with respect to any Person, such Person’s Affiliates and the directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Relevant Governmental Body” shall mean the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York, or any successor of any of the foregoing.
“Relevant Parties” shall mean the Borrower, the Managing Members and SAP.
“Replacement Services Provider” shall mean any applicable Engaged Back-Up O&M and Services Provider or Restructured O&M and Services Provider.
“Reportable Event” shall mean a reportable event as defined in Section 4043 of ERISA and the regulations issued under such Section, with respect to a Plan, excluding, however, such events as to which the Pension Benefit Guaranty Corporation by regulation or by public notice waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event, provided, that a failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waivers in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Internal Revenue Code.
“Required Borrower Amortization Event Notice” shall mean a notice required to be delivered to the Administrative Agent and each Lender pursuant to Section 5.1(A)(v)(a).
“Required Tax Loss Insurance Coverage Period” shall mean the period beginning on the date on which a Tax Loss Insurance Policy is issued to, if prior to the scheduled expiration of a Tax Loss Insurance Policy, the Internal Revenue Service commenced an investigation of a Financing Fund that could result in a Tax Loss Indemnity with respect to such Financing Fund, the date of either (a) the termination of such investigation without a determination by the Internal Revenue Service that results in a Tax Loss Indemnity or (b) a final determination with respect to such investigation and payment of any Tax Loss Indemnity resulting from such final determination.
“Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Responsible Officer” shall mean (x) with respect to the Paying Agent, any President, Vice President, Assistant Vice President, Assistant Secretary, Assistant Treasurer or Corporate Trust Officer, or any other officer in the Corporate Trust Office customarily performing functions similar to those performed by any of the above designated officers, in each case having direct responsibility for the administration of this Agreement or the Facility Administration Agreement, as applicable, and (y) with respect to any other party hereto, any corporation, limited liability company or partnership, the chairman of the board, the president, any vice president, the secretary, the treasurer, any assistant secretary, any assistant treasurer, managing member and each other officer of such corporation or limited liability company or the general partner of such partnership specifically authorized in resolutions of the board of directors of such corporation or managing member of such limited liability company to sign agreements, instruments or other
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

documents in connection with the Transaction Documents on behalf of such corporation, limited liability company or partnership, as the case may be, and who is authorized to act therefor.
“Restructured O&M and Services Arrangement” shall have the meaning set forth in Section 6.1(R).
“Restructured O&M and Services Provider” shall have the meaning set forth in Section 6.1(R).
“Retrofit Solar Asset” shall mean a Host Customer Solar Asset that is not a New Construction Solar Asset.
“S&P” shall mean S&P Global Ratings, a Standard & Poor’s Financial Services LLC business, or any successor rating agency.
“Sale and Contribution Agreement” shall mean that certain Second Amended and Restated Sale and Contribution Agreement, dated as of the Second Amendment and Restatement Date, by and among SAP Seller, TEP Resources and the Borrower.
“Salisbury” shall mean Salisbury Receivables Company LLC.
“SAP” shall mean Sunnova SAP IV, LLC, a Delaware limited liability company.
“SAP Contribution Agreement” shall mean that certain Amended and Restated Contribution Agreement, dated as of the Second Amendment and Restatement Date, between the Borrower and SAP.
“SAP Distributions” shall mean all distributions and payments in any form made, or due to be made, to the Borrower in connection with its ownership interest in SAP.
“SAP Financing Documents” shall mean the documents listed on Schedule IX hereto.
“SAP Lockbox Account” shall mean account number [***], established in the name of SAP at Texas Capital Bank, N.A.
“SAP Lockbox Account Control Agreement” shall mean the Deposit Account Control Agreement, dated as of January 19, 2021, by and among Texas Capital Bank, N.A., SAP and the Administrative Agent.
“SAP NTP Financing Documents” shall mean the documents listed on Schedule X hereto.
“SAP Revenue Account” shall have the meaning set forth in Section 8.2(A)(iv).
“SAP Seller” shall mean Sunnova TEP OpCo, a Delaware limited liability company.
“SAP Solar Asset” shall mean a Solar Asset owned by SAP.
~~118556040.20~~118095118.53    A-60
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“SAP Transfer” shall mean a transfer of Solar Assets pursuant to the SAP NTP Financing Documents pursuant to which (i) the SAP Solar Assets subject to such transfer are contemporaneously transferred to a Financing Fund and (ii) after giving effect thereto, no Class A Borrowing Base Deficiency or Class B Borrowing Base Deficiency exists, as demonstrated in a Borrowing Base Certificate delivered by the Borrower to the Administrative Agent no later than two (2) Business Days prior to the SAP Transfer.
“SAP Transfer Agreement” means each transfer agreement entered into by and between SAP and a Financing Fund in form and substance reasonably satisfactory to the Administrative Agent.
“Savings Product” shall mean a Host Customer Solar Asset for which (i) other than with respect to a Puerto Rico Solar Asset and any other Host Customer Solar Assets located in Hawaii, the U.S. Virgin Islands, Guam, or the Northern Mariana Islands, the Sunnova Tracking System specifically identifies (or in the case of a New Construction Solar Asset (Non-Identified Customer), will specifically identify) amounts payable under the related Solar Service Agreement that relate to the related PV System (other than any Ancillary PV System Components and any related Energy Storage System, if applicable) and the Sunnova Tracking System indicates that such amounts provide for an annual savings against projected utility electricity costs in the first year of such Host Customer Solar Asset, or (ii) with respect to a Puerto Rico Solar Asset and any other Host Customer Solar Assets located in Hawaii, the U.S. Virgin Islands, Guam, or the Northern Mariana Islands, the Sunnova Tracking System indicates (or in the case of a New Construction Solar Asset (Non-Identified Customer), will indicate) that the aggregate PV System Payments for such Solar Asset provide for an annual savings against projected utility electricity costs in the first year of such Host Customer Solar Asset.
“Schedule of Solar Assets” shall mean, as the context may require, the Schedule of Solar Assets owned by the Financing Funds and SAP, as such schedule may be amended from time to time in connection with the delivery of a Notice of Borrowing.
“Scheduled Commitment Termination Date” shall mean May 20, ~~2025~~2026 or, if such day is not a Business Day, the next succeeding Business Day, unless otherwise extended pursuant to and in accordance with Section 2.16.
“Scheduled Hedged SREC Payments” shall mean the payments scheduled to be paid by an Eligible Hedged SREC Counterparty during each Collection Period, if any, as set forth in the Advance Model and on Schedule IV hereto, as the same may be updated from time to time.
“Scheduled Host Customer Payments” shall mean for each Solar Asset, the payments scheduled to be paid by a Host Customer during each Collection Period in respect of the initial term of the related Solar Service Agreement, as set forth in the Advance Model and on Schedule V hereto (which scheduled payments, for the avoidance of doubt, subtract any Service Incentives Rebates or Grid Services Customer Payment Amounts owed to a Host Customer), as the same may be updated from time to time and may be adjusted by the Facility Administrator to reflect that such Solar Asset has become a Defaulted Solar Asset, a Defective Solar Asset or if a Payment Facilitation Agreement has been executed in connection with such Solar Asset. The
~~118556040.20~~118095118.53    A-61
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Scheduled Host Customer Payments for any Power Purchase Agreement (Variable Fee) as of any date of determination shall be calculated based on rates published by U.S. Energy Information Administration for the state in which the related PV System is located, escalating at 1% annually and discounted to such date of determination at an annual rate equal to 20%. For the purposes of calculating Scheduled Host Customer Payments with respect to a New Construction Solar Asset (Sub-PV6), the Discounted Solar Asset Balance of such Solar Asset shall be equal to the lesser of (i) the present value of the remaining and unpaid stream of Net Cash Flow on or after such date of determination, based upon discounting such Net Cash Flow to such date of determination at an annual rate equal to the Discount Rate, and (ii) the amount required to be paid by the related Host Customer in connection with a prepayment of amounts under the related Solar Service Agreement. The Scheduled Host Customer Payments exclude any amounts attributable to sales, use or property taxes to be collected from Host Customers and, with respect to any Solar Asset (Promotional Product), the amount of any bill credits provided under the related Solar Service Agreement.
“Scheduled Managing Member Distributions” shall mean forecasted Managing Member Distributions plus (without duplication of the forecasted Managing Member Distributions) the aggregate amount actually disbursed to Dealers for services rendered in respect of each New Construction Solar Asset (Non-Identified Customer), ~~set~~ as set forth in the Advance Model and on Schedule VII hereto, as the same may be updated from time to time and may be adjusted by the Facility Administrator to reflect that such Solar Asset has become a Defaulted Solar Asset, a Defective Solar Asset, if a Payment Facilitation Agreement has been executed in connection with such Solar Asset or if a Solar Asset has been repurchased by the Financing Fund Seller from a Financing Fund pursuant to the related Master Purchase Agreement. For the purposes of calculating Scheduled Managing Member Distributions with respect to a Substantial Stage Solar Asset or New Construction Solar Asset (Non-Identified Customer), the Discounted Solar Asset Balance of such Solar Assets shall be the amount actually disbursed to Dealers for services rendered in respect of such Substantial Stage Solar Asset or New Construction Solar Asset (Non-Identified Customer), as applicable. For the purposes of calculating Scheduled Managing Member Distributions with respect to a New Construction Solar Asset (Sub-PV6), the Discounted Solar Asset Balance of such Solar Asset shall be equal to the lesser of (i) the present value of the remaining and unpaid stream of Net Cash Flow on or after such date of determination, based upon discounting such Net Cash Flow to such date of determination at an annual rate equal to the Discount Rate, and (ii) the amount required to be paid by the related Host Customer in connection with a prepayment of amounts under the related Solar Service Agreement. The Scheduled Managing Member Distributions exclude the amount of any bill credits provided under the related Solar Service Agreement with respect to any Solar Asset (Promotional Product).
“Scheduled PBI Payments” shall mean for each Solar Asset, the payments scheduled to be paid by a PBI Obligor during each Collection Period, if any, as set forth on the Advance Model and in Schedule VI hereto, as the same may be updated from time to time and may be adjusted by the Facility Administrator to reflect that such Solar Asset has become a Defaulted Solar Asset, a Defective Solar Asset or if a Payment Facilitation Agreement has been executed in connection with such Solar Asset.
~~118556040.20~~118095118.53    A-62
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Scheduled Tax Equity Investor Distributions” shall mean the Tax Equity Investor Distributions anticipated to be distributed to the Tax Equity Investors in accordance with the Advance Model.
“Second A&R Date Assignee” shall have the meaning set forth in Section 10.24(B).
“Second A&R Date Assignor” shall have the meaning set forth in Section 10.24(B).
“Second Amendment and Restatement Date” shall mean November 3, 2023.
“Secured Parties” shall mean the Administrative Agent, each Lender and each Hedge Counterparty.
“Security Agreement” shall mean the Amended and Restated Security Agreement, dated as of the Second Amendment and Restatement Date, executed and delivered by the Borrower, SAP and the Managing Members in favor of the Administrative Agent, for the benefit of the Secured Parties.
“SEI” shall mean Sunnova Energy International Inc., a Delaware corporation.
“Seller” shall mean each of SAP Seller and Financing Fund Seller.
“Self-Performance Option” shall mean, with respect to any Financing Fund, the meaning given to such term (or such analogous term) in the related Tax Equity Investor Consent.
“Service Incentives” shall mean payments paid by a state or local Governmental Authority, a utility or grid operator, a community choice aggregator or any other Person that administers a program or arrangement similar to those described herein in respect of any PV System or Energy Storage System, as applicable, in connection with any demand response programs, grid services, or any other program or arrangement utilized for the purpose of maintaining the reliability of the electrical grid to the owner thereof. For the avoidance of doubt, Service Incentives do not include Grid Services, PBI Solar Assets or SRECs.
“Service Incentives Rebates” shall mean any amounts credited to or paid to a Host Customer in exchange for such Host Customer permitting the related PV System and/or Energy Storage System to participate in a program or arrangement pursuant to which Service Incentives are generated, as set forth in the related Solar Service Agreement.
“Servicing Agreement” shall mean, collectively, (i) each document set forth under the heading “Servicing Agreements” on Schedule VIII hereto and (ii) the Servicing Agreement listed on Schedule IX hereto; provided that “Servicing Agreement” shall include each replacement thereof with a Replacement Services Provider, in each case, as amended, amended and restated, supplemented or modified from time to time.
“Servicing Fee” shall mean the fees, expenses and other amounts owed to the Manager pursuant to the Servicing Agreements.
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Servicing Services” shall mean the services required to be performed by the Manager pursuant to the terms of each Servicing Agreement, including all billing and collection services with respect to the related Solar Assets.
“Sheffield” shall mean Sheffield Receivables Company LLC.
“Single-Employer Plan” shall mean any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multi-Employer Plan, that is subject to Title IV of ERISA or Section 412 of the Internal Revenue Code and is sponsored or maintained by the Borrower or any ERISA Affiliate or for which the Borrower or any ERISA Affiliate may have liability by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.
“Single-Family Residential Property” shall mean (i) single-family homes, (ii) duplexes and triplexes of side-by-side construction where individual units are separately titled and where individual units are not separately titled, (iii) duplexes and triplexes of stacked construction where individual units are not separately titled, (iv) townhomes, (v) condos and (vi) manufactured or modular homes.
“SMART Program” shall mean the “Solar Massachusetts Renewable Target (SMART) Program” as defined in 225 CMR 20.00 et. seq., developed by the Massachusetts Department of Energy Resources (“DOER”) pursuant to Section 11(b) of Chapter 75 of the Acts of 2016, An Act Relative to Solar Energy as implemented, pursuant to regulations or guidelines issued by the DOER and/or orders, regulations and tariffs adopted by the Massachusetts Department of Public Utilities (“DPU”) in connection therewith, including pursuant to the SMART Tariff and any and all orders, regulations and tariffs and related documentation as approved or adopted by the DPU and the local electric distribution companies in connection with the DPU’s Docket 17-140 and other related dockets.
“SMART Tariff” shall have the meaning set forth in 225 CMR 20.00 et seq., including any SMART Tariff titled SMART Provision, and including, as applicable, the SMART Tariff specific to a particular local electric distribution company.
“SOFR” shall mean, with respect to any SOFR Business Day, a rate per annum equal to the secured overnight financing rate for such SOFR Business Day published by the SOFR Administrator on the SOFR Administrator’s Website at approximately 8:00 A.M. (New York City time) on the immediately succeeding SOFR Business Day.
“SOFR Administrator” shall mean the Federal Reserve Bank of New York (or any successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” shall mean the SOFR Administrator’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“SOFR Business Day” shall mean a day on which banks are open for dealing in foreign currency and exchange in London, New York City and Washington, D.C.
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[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“SOFR Determination Time” shall mean 3:00 P.M. (New York time) on the second U.S. Government Securities Business Day prior to the commencement of the related Interest Accrual Period, at which time Term SOFR is published on the CME Group Website.
“Solar Asset” shall mean a Host Customer Solar Asset or PBI Solar Asset, in each case owned by a Financing Fund or SAP, as applicable, or a Hedged SREC Solar Asset owned the by Borrower.
“Solar Asset File” shall have the meaning set forth in the Verification Agent Agreement.
“Solar Asset Owner Member Interests” shall mean, collectively, the 100.00% equity interests in the Managing Members and SAP.
“Solar Asset Payment Level” shall mean, for any Collection Period, the quotient (expressed as a percentage) of (i) the sum of all Host Customer Payments and PBI Payments actually received by the Financing Fund or SAP, as applicable, and Hedged SREC Payments actually received by the Borrower, in each case, during such Collection Period, divided by (ii) the sum of all Scheduled Host Customer Payments, Scheduled PBI Payments and Scheduled Hedged SREC Payments during such Collection Period.
“Solar Asset (Promotional Product)” shall mean a Solar Asset which is a Puerto Rico Solar Asset for which the Host Customer will receive a bill credit for the first three months of such Host Customer’s payment obligation under the related Solar Service Agreement.
“Solar Photovoltaic Panel” shall mean, with respect to a PV System, the necessary hardware component that uses wafers made of silicon, cadmium telluride, or any other suitable material, to generate a direct electrical current (DC) output using energy from the sun’s light.
“Solar Service Agreement” shall mean in respect of a PV System, a Lease Agreement or a Power Purchase Agreement entered into with a Host Customer and all related Ancillary Solar Service Agreements, including any related Payment Facilitation Agreements, but excluding any Performance Guaranty or Customer Warranty Agreement.
“Solvent” shall mean, with respect the Borrower, that as of the date of determination, both (a)(i) the sum of such entity’s debt (including contingent liabilities) does not exceed the present fair saleable value of such entity’s present assets; (ii) such entity’s capital is not unreasonably small in relation to its business as contemplated on the Second Amendment and Restatement Date; and (iii) such entity has not incurred and does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due (whether at maturity or otherwise); and (b) such entity is “solvent” within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).
~~118556040.20~~118095118.53    A-65
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“SREC” shall mean a solar renewable energy certificate representing any and all environmental credits, benefits, emissions reductions, offsets and allowances, howsoever entitled, that are created or otherwise arise from a PV System’s generation of electricity, including, but not limited to, a solar renewable energy certificate issued to comply with a state’s renewable portfolio standard.
“SREC Direct Sale” shall mean any sale or transfer of SRECs by a Financing Fund to Parent or an Affiliate of Parent (other than TEP Resources, the Borrower, SAP, a Managing Member or a Financing Fund) in an arm’s length transaction subject to terms and conditions that are no more favorable to Parent or such Affiliate than are commercially available at the time in unrelated third-party transactions.
“SREC Direct Sale Proceeds” shall mean cash distributions made by a Financing Fund to its related Managing Member, the Borrower or the Parent specifically and directly relating to amounts received by such Financing Fund from the Parent in connection with any SREC Direct Sale.
“SREC Year” shall mean (i) with respect to New Jersey, the twelve-month period beginning on June 1 and ending on May 31 and numbered in accordance with the calendar year in which such twelve-month period ends and (ii) with respect to Massachusetts, a calendar year.
“Step-Up Rate” shall mean, with respect to any Lender or Lender Group, the “Step-Up Rate” set forth in the Fee Letter to which such Lender or Lender Group is a party.
“Subordinated Commercial Paper Rate” shall mean, with respect to any Advances (or portion thereof) actually funded by a Conduit Lender in a Lender Group with Barclays or MUFG through the issuance of Commercial Paper or by Barclays, on any date of determination, a percentage equal to (i) during the continuance of an Event of Default, the excess (if any) of (a) the sum of (x) such Lender’s Commercial Paper Rate for the related Interest Accrual Period and (y) such Lender’s Class A Usage Fee Margin or Class B Usage Fee Margin, as applicable, over (b) the sum of (x)(1) the Adjusted Benchmark (or, as required pursuant to Section 2.15 if the then applicable Benchmark is not available, the Base Rate) or (2) any other rate as determined in accordance with Section 2.15 which may include another tenor of the Benchmark, for the related Interest Accrual Period and (y)(1) with respect to Class A Advances, [***]% and (2) with respect to Class B Advances, the Class B Usage Fee Margin with respect to the Class B Lenders on the date hereof and (ii) at all other times, [***]%.
“Subsidiary” shall mean, with respect to any Person at any time, (i) any corporation or trust of which 50% or more (by number of shares or number of votes) of the outstanding Capital Stock or shares of beneficial interest normally entitled to vote for the election of one or more directors, managers or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person’s subsidiaries, or any partnership of which such Person or any of such Person’s Subsidiaries is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person’s
~~118556040.20~~118095118.53    A-66
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

subsidiaries, and (ii) any corporation, trust, partnership or other entity which is controlled or capable of being controlled by such Person or one or more of such Person’s subsidiaries.
“Subsidiary Guaranty” shall mean the Amended and Restated Guaranty, dated as of the Second Amendment and Restatement Date, by SAP, the Managing Members and each other party joined thereto as a guarantor in favor of the Administrative Agent.
“Substantial Stage Solar Asset” shall mean a Host Customer Solar Asset that has not yet been installed and for which (i) with respect to a Retrofit Solar Asset, (a) the Parent or an Affiliate thereof has been issued a “notice to proceed” confirming that the Host Customer has signed a Solar Service Agreement, (b) a Dealer has submitted a final design proposal and (c) such proposal has been approved by the Parent or an Affiliate thereof and (ii) with respect to a New Construction Solar Asset, a Dealer has completed installation of all rough electrical wiring to connect the PV system to the building. For the avoidance of doubt, a Solar Service Agreement does not need to have been signed in order for a New Construction Solar Asset to constitute a Substantial Stage Solar Asset.
“Substantial Stage Date Solar Asset Reserve Amount” shall mean, as of any date of determination, the product of (i) [***] times (ii) the then applicable Net Interest Obligations times (iii) the ratio of (x) the aggregate principal balance of all Advances related to Substantial Stage Solar Assets that are Retrofit Solar Assets divided by (y) the Aggregate Outstanding Advances as of such date.
“Successor Facility Administrator” shall mean a successor Facility Administrator appointed pursuant to the Facility Administration Agreement.
“SunStreet” shall mean MoonRoad Services Group, LLC, a Delaware limited liability,  or an Affiliate thereof that is a successor to and engages in its business or otherwise conducts its business in such Affiliate’s name.
“Sunnova Credit Facility” shall mean any financing agreement (other than this Agreement) providing extensions of credit to the Parent or its Subsidiaries in which ~~the Administrative Agent or its affiliates~~an Atlas Entity (or any Affiliate of an Atlas Entity) is a lender, agent or noteholder thereunder. For the avoidance of doubt, a Sunnova Credit Facility shall not include any asset-backed securities or other capital markets transaction in which an Atlas Entity (or any Affiliate of an Atlas Entity) acts as a noteholder, underwriter, initial purchaser, placement agent or structuring agent or in any analogous or substantially similar role.
“Sunnova Inventory Holdings” shall mean Sunnova Inventory Holdings, LLC, a Delaware limited liability company.
“Sunnova Inventory Pledgor” shall mean Sunnova Inventory Pledgor, LLC, a Delaware limited liability company.
“Sunnova Management” shall mean Sunnova TE Management, LLC, a Delaware limited liability company.
~~118556040.20~~118095118.53    A-67
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Sunnova Tracking System” shall mean the internal Solar Asset tracking system maintained by the Borrower or an Affiliate thereof for the purpose of identifying the amounts payable under a Solar Service Agreement that relate to a PV System (other than Ancillary PV System Components), an Energy Storage System (if any) and any Ancillary PV System Components.
“Supplemental Reserve Account” shall have the meaning set forth in Section 8.2(A)(ii).
“Supplemental Reserve Account Deposit” shall mean, so long as the Collateral shall include any Managing Member that is party to a Financing Fund LLCA that includes a Financing Fund Withdrawal Right, for the applicable Payment Date identified in Column J of Schedule XII hereto for each related Financing Fund, the Financing Fund Withdrawal Amount Deposit for such Financing Fund and, for any Payment Date after the Availability Period, an amount equal to the sum of (i) any Supplemental Reserve Account Deposit amounts from prior Payment Dates not deposited into the Supplemental Reserve Account, and (ii) the lesser of (a) the sum of (x) the product of (1) one-fourth of $[***] and (2) the aggregate DC nameplate capacity (measured in kW) of all PV Systems owned by the Financing Funds and SAP which are operational (excluding Transferable Solar Assets) and that have related Solar Service Agreements with remaining terms that exceed the remaining terms of the related manufacturer warranty for the Inverter associated with such PV System and (y) the product of (1) one-fourth of $[***] and (2) the aggregate storage capacity (measured in kWh) of all Energy Storage Systems owned by the Financing Funds and SAP which are operational (excluding Transferable Solar Assets) and that have related Solar Service Agreements with remaining terms that exceed the remaining terms of the related manufacturer warranty for such Energy Storage System and (b) the Supplemental Reserve Account Required Balance as of the related Calculation Date minus the sum of (1) the amount on deposit in the Supplemental Reserve Account as of the related Calculation Date, and (2) the amount, if any, being deposited into the Supplemental Reserve Account on such Payment Date pursuant to clause (i). Notwithstanding the foregoing, the Supplemental Reserve Account Deposit shall be the sum of (x) so long as the Collateral shall include any Managing Member that is party to a Financing Fund LLCA that includes a Financing Fund Withdrawal Right, the aggregate amount of the Financing Fund Withdrawal Amount Deposits and (y) $[***] for any Payment Date on which the sum of Distributable Collections is greater than or equal to the sum of (i) the payments and distributions required under clauses (i) through (iii)(a), (vii) and (ix) of Section 2.7(B) and (ii) the Aggregate Outstanding Advances as of such Payment Date prior to any distributions made on such Payment Date.
“Supplemental Reserve Account Required Balance” shall mean, as of any date of determination, the sum of (X)(i) prior to the end of the Availability Period, $[***] or (ii) after the Availability Period, an amount equal to the sum of (a) for any Payment Date prior to the date on which a Managing Member has acquired the related Tax Equity Investor Interests in the related Financing Fund pursuant to the related Purchase Option, the sum of the Projected Purchase Option Prices under each Financing Fund, (b) for any Payment Date during a Required Tax Loss Insurance Coverage Period, the Tax Loss Insurance Deductibles and (c) the sum of (x) the product of (1) $[***] and (2) the aggregate DC nameplate capacity (measured in kW) of all PV Systems owned by the Financing Funds and SAP which are operational (excluding Transferable Solar Assets) and that have related Solar Service Agreements with remaining terms that exceed
~~118556040.20~~118095118.53    A-68
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

the remaining terms of the related manufacturer warranty for the Inverter associated with such PV System and (y) the product of (1) $[***] and (2) the aggregate storage capacity (measured in kWh) of all Energy Storage Systems owned by the Financing Funds and SAP which are operational (excluding Transferable Solar Assets) and that have related Solar Service Agreements with remaining terms that exceed the remaining terms of the related manufacturer warranty for such Energy Storage System and (Y) the aggregate amount of the Financing Fund Withdrawal Amount Deposits.
“Supported QFC” shall have the meaning set forth in Section 10.23 hereof.
“SVB” shall mean Silicon Valley Bank, a Division of First Citizens Bank & Trust Company.
“Swap Rate” shall mean, as of any date of determination, the then current weighted average of (i) the fixed interest rates under the swap agreements or other types of derivative agreements entered into in accordance with the definition of Hedge Requirements and (ii) with respect to any Advance not yet hedged in accordance with such clause (i) the then current benchmark swap rate associated with the Expected Amortization Profile of such Advance in accordance with the definition of Hedging Requirements, as determined by the Administrative Agent in consultation with the Borrower.
~~“Takeout Agreements” shall mean agreements, instruments, documents and other records entered into in connection with a Takeout Transaction.~~
“Takeout Transaction” shall mean (i) any sale, assignment or other transfer of the Solar Asset Owner Member Interests, SAP Solar Assets or Hedged SREC Solar Assets and related Collateral (either directly or through the sale, assignment or other transfer of all the Capital Stock of the Borrower) by the Borrower to any of its Affiliates (including a special purpose bankruptcy remote subsidiary of Parent) or to a third party, in each case, in an arms’ length transaction, which Collateral is used to secure or provide for the payment of amounts owing (or to be owing) or expected as a result of the issuance of equity or debt securities or other Indebtedness by a Person other than the Borrower that are backed by such Collateral (a “Financing Transaction”); provided, the Borrower may only enter into a Takeout Transaction if immediately after giving effect to such Financing Transaction, (w) no Event of Default exists (unless such Event of Default would be cured by application of the net proceeds of such Financing Transaction), (x) an amount equal to the greater of $[***] or the Minimum Payoff Amount for the Collateral removed from the Borrower in the Financing Transaction shall be deposited into the Takeout Transaction Account for distribution in accordance with Section 2.8(B), such that no Borrowing Base Deficiency exists after giving effect to such Takeout Transaction, (y) there are no selection procedures utilized which are materially adverse to the Lenders with respect to those items of the Collateral assigned by the Borrower in the Financing Transaction and (z) such Financing Transaction is not guaranteed by and has no material recourse to the Borrower (except that such assets are being sold and assigned by it free and clear of all Liens), or (ii) any other financing arrangement, securitization, sale or other disposition of items of Collateral (either directly or through the sale or other disposition of the Capital Stock of the Borrower, a Managing Member, a Financing Fund, or SAP) entered into by Borrower or any of its Affiliates other than under this
~~118556040.20~~118095118.53    A-69
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Agreement that is not a Financing Transaction and that has been consented to in writing by the Administrative Agent and the Majority Lenders.
“Takeout Transaction Account” shall have the meaning set forth in Section 8.2(A)(v).
“Takeout Transaction Failure” shall mean, if applicable to a Financing Fund as indicated in Column G of Schedule XII hereto, the failure of a Managing Member and the related Financing Fund to be included in Takeout Transaction on or prior to the date set forth for such Financing Fund in Column G of Schedule XII hereto; provided that, notwithstanding anything to the contrary in Column G of Schedule XII hereto with respect to any Financing Fund, the occurrence of a Takeout Transaction which only includes Puerto Rico Solar Assets and related Collateral shall not constitute or cause a Takeout Transaction Failure with respect to such Financing Fund.
“Tax Credit” shall mean an investment tax credit under Section 48(a)(3)(A)(i) or (ix) or Section 48E(a) of the Internal Revenue Code or any successor provision.
“Tax Equity Facility” shall mean each transaction contemplated by the Tax Equity Financing Documents.
“Tax Equity Financing Documents” shall mean, collectively, each document set forth under the heading “Tax Equity Financing Documents” on Schedule VIII hereto and any ITC Transfer Agreements permitted pursuant to Section 5.3(M).
“Tax Equity Investor” shall mean, collectively, each entity set forth under the heading “Tax Equity Investors” on Schedule VIII hereto.
“Tax Equity Investor Consent” shall mean the consent of a Tax Equity Investor of the related Tax Equity Financing Documents, as applicable relating to the transactions contemplated by this Facility.
“Tax Equity Investor Distributions” shall mean the aggregate distributions made by the Financing Funds to the Tax Equity Investors during the related Collection Period, including any distribution of cash to the applicable Tax Equity Investor during the related Collection Period as a result of the occurrence of events set forth in a Financing Fund LLCA that reduce, limit, suspend or otherwise restrict distributions to the related Managing Member.
“Tax Equity Investor Distribution Reduction Amount” shall mean, for any Collection Period, amounts required to be paid by the Financing Funds to the Tax Equity Investors, in each case, which reduce Scheduled Managing Member Distributions for such Collection Period.
“Tax Equity Investor Interests” shall mean the Tax Equity Investors’ interest in 100% of the Class A Interest in the related Financing Fund.
“Tax Equity Party” shall mean each of the Financing Funds, the Managing Members and SAP.
~~118556040.20~~118095118.53    A-70
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Tax Loss” shall mean the amount a Tax Credit and other federal tax benefits assumed in the Base Case Model that the respective Financing Fund, the respective Managing Member or the respective Tax Equity Investor (or their respective affiliates) shall lose the benefit of, shall not have the right to claim, shall suffer the disallowance or reduction of, shall be required to recapture or shall not claim (as a result of a final determination in accordance with the terms of such Financing Fund LLCA).
“Tax Loss Claim” shall mean the assertion by the Internal Revenue Service of a position that would result in a Tax Loss Indemnity if not reversed through administrative action or litigation.
“Tax Loss Indemnity” shall mean a Managing Member’s obligation, pursuant to the terms of the related Financing Fund LLCA, to pay the related Tax Equity Investor the amount of any Tax Loss, or to contribute the amount of any Tax Loss owed by the Financing Fund to an ITC Buyer pursuant to an ITC Transfer Agreement, in each case, as a result of the breach or inaccuracy of certain representations, warranties and covenants of a Managing Member set forth in such Financing Fund LLCA or the failure by Managing Member to comply with applicable law in connection with its acts or omissions pursuant to, or the performance of any covenant or obligation under, such Financing Fund LLCA.
“Tax Loss Insurance Deductible” shall mean, with respect to a Tax Loss Insurance Policy, the deductible due under such Tax Loss Insurance Policy. Should the Availability Period expire before a Tax Loss Insurance Policy is entered into, the Administrative Agent may use reasonable judgment to estimate the Tax Loss Insurance Deductible.
“Tax Loss Insurance Policy” shall mean the policy of insurance issued by a Tax Loss Insurer with respect to a Financing Fund naming such Financing Fund and the related Managing Member as insureds and such Financing Fund, the related Tax Equity Investor and/or the related ITC Buyer as loss payee~~, in form and substance (including, but not limited to, amounts and coverage period) approved by the Administrative Agent in its sole discretion~~.
“Tax Loss Insurer” shall mean the insurance company party to any Tax Loss Insurance Policy.
~~“Tax Savings” shall mean, with respect to a Tax Loss, any federal income tax savings realized by a Managing Member or the related Tax Equity Investor (or their respective affiliates) as a result of the Tax Loss, using an assumed tax rate equal to the maximum allowable U.S. federal corporate income tax rate applicable to corporations as of a given date of determination.~~
“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, and including any interest, additions to tax or penalties applicable thereto.
~~118556040.20~~118095118.53    A-71
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“TEP Inventory” shall mean Sunnova TEP Inventory, LLC, a Delaware limited liability company.
“TEP OpCo Contribution Agreement” shall mean that certain Amended and Restated Contribution Agreement, dated as of the Second Amendment and Restatement Date, by and between SAP Seller and Financing Fund Seller.
“TEP Resources” shall mean Sunnova TEP Resources, LLC, a Delaware limited liability company.
“Term SOFR” shall mean, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. Term SOFR shall initially mean, for any day during any Interest Accrual Period, the per annum rate equal to the offered rate which appears on the Bloomberg ticker which displays the three month term SOFR as determined by CME Group (or such other person that takes over the determination of such rate as recommended by the SOFR Administrator) (such ticker currently being Bloomberg ticker SR3M) and currently listed on the CME Group Website.
“Terminated Solar Asset” shall mean a Solar Asset for which the related PV System has experienced an Event of Loss and (i) is not repaired, restored, replaced or rebuilt to substantially the same condition as it existed immediately prior to the Event of Loss within one hundred twenty (120) days of such Event of Loss or (ii) is deemed to be a “Cancelled Project” in accordance with the related Master Purchase Agreement.
“Third-Party Back-Up O&M and Services Engagement” shall have the meaning set forth in Section 6.1(R).
“Total Equipment Cost” shall mean for any PV System the sum of all costs that relate to the equipment for such PV System inclusive of any Ancillary PV System Components and any related Energy Storage System, if applicable.
“Total Installation Cost” shall mean for any PV System the sum of all costs that relate to the installation of such PV System inclusive of any Ancillary PV System Components and any related Energy Storage System, if applicable.
“Transaction Documents” shall mean this Agreement, the Loan Notes, the Security Agreement, the Pledge Agreement, each Fee Letter, the Paying Agent Fee Letter, the Verification Agent Fee Letter, the Facility Administration Agreement, the Verification Agent Agreement, the Contribution Agreements, the Sale and Contribution Agreement, the SAP Contribution Agreement, the SAP NTP Financing Documents, the Parent Guaranty, the Tax Equity Investor Consents, each Hedge Agreement, the SAP Lockbox Account Control Agreement, the EU Risk Retention Side Letter, the UK Risk Retention Side Letter, each SAP Transfer Agreement and any other agreements, instruments, certificates or documents delivered hereunder or thereunder or in connection herewith or therewith, and “Transaction Document” shall mean any of the Transaction Documents.
~~118556040.20~~118095118.53    A-72
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Transfer Date” shall mean (i) with respect to Initial Solar Assets, the Original Closing Date and (ii)(x) with respect to any Additional Solar Asset that is not a SAP Solar Asset, the date on which such Additional Solar Asset is included in the definition of Borrowing Base and the Lenders make an Advance against such Additional Solar Asset and (y) with respect to any Additional Solar Asset that is a SAP Solar Asset, the date set forth in the relevant Additional Solar Asset Supplement (as defined in the Sale and Contribution Agreement).
“Transferable Solar Asset” shall mean (i) any Solar Asset that constitutes a Defaulted Solar Asset, Defective Solar Asset, Delinquent Solar Asset, or Terminated Solar Asset and (ii) any other Solar Asset that is not an Eligible Solar Asset hereunder.
“Triggering Event Notice” shall have the meaning set forth in Section 6.3 hereof.
“UCC” shall mean the Uniform Commercial Code as from time to time in effect in any applicable jurisdiction.
“UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“UK Risk Retention Side Letter” shall mean that certain Risk Retention Letter, dated as of the Second Amendment and Restatement Date, by and among the Parent, the Administrative Agent and Barclays.
“Unadjusted Benchmark Replacement” shall mean the applicable Benchmark Replacement excluding the related Benchmark Adjustment.
“Underwriting and Reassignment Credit Policy” shall mean the internal underwriting and reassignment policies of Parent and SunStreet attached as Exhibit J hereto, as such Exhibit may be modified after the Original Closing Date in accordance with Section 5.1(W) hereof.
“United States” shall mean the United States of America.
“Unused Line Fee” shall have the meaning set forth in Section 2.5(D).
“Unused Line Fee Percentage” shall mean, with respect to any Lender or Lender Group, the “Unused Line Fee Percentage” set forth in the Fee Letter to which such Lender or Lender Group is a party.
~~118556040.20~~118095118.53    A-73
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“Unused Portion of the Commitments” shall mean, as of any date of determination, the sum of the Class A Unused Portion of the Commitments plus the Class B Unused Portion of the Commitments as of such date of determination.
“Usage Percentage” shall mean, as of such date of determination, a percentage equal to (i) the Aggregate Outstanding Advances divided by (ii) the Aggregate Commitment as of such date.
“U.S. Government Securities Business Day” shall mean any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.
“U.S. Person” shall mean any Person who is a U.S. person within the meaning of Section 7701(a)(30) of the Internal Revenue Code.
“U.S. Special Resolution Regime” shall have the meaning set forth in Section 10.23 hereof.
“U.S. Tax Compliance Certificate” shall have the meaning set forth in Section 2.17(G)(ii)(b)(3).
“Verification Agent” shall mean U.S. Bank National Association, not in its individual capacity, but solely in its capacity as verification agent, or any successor verification agent appointed pursuant to the Transaction Documents.
“Verification Agent Agreement” shall mean the Second Amended and Restated Verification Agent Agreement, dated as of the Second Amendment and Restatement Date, by and among the Verification Agent, the Borrower, the Facility Administrator and the Administrative Agent, as amended, amended and restated, modified and/or supplemented from time to time in accordance with its terms.
“Verification Agent Fee” shall mean a fee payable by the Borrower to the Verification Agent as set forth in the Verification Agent Fee Letter.
“Verification Agent Fee Letter” shall mean the Verification Agent Fee Letter, dated as of ~~the~~ September 6, 2022, among the Borrower and the Verification Agent.
“WIP Reserve Account” shall have the meaning set forth in Section 8.2(A)(vi).
“WIP Reserve Account Required Balance” shall mean (i) on any date of determination occurring during a WIP Reserve Period, an amount equal to (a) the portion of the Borrowing Base relating to Substantial Stage Solar Assets and Final Stage Solar Assets as of such date of determination minus (b) the product of [***]% and the Borrowing Base as of such date of determination and (ii) on any date of determination not occurring during a WIP Reserve Period, $[***].
~~118556040.20~~118095118.53    A-74
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“WIP Reserve Period” shall mean the period during the occurrence and continuance of a WIP Reserve Trigger Event.
“WIP Reserve Trigger Event” shall mean, as of any Working Capital Determination Date, the occurrence of (i) a WIP Reserve Working Capital Breach, (ii) the percentage of the Borrowing Base relating to Substantial Stage Solar Assets and Final Stage Solar Assets being greater than [***]% of the Borrowing Base as of such date of determination and (iii) more than ninety (90) days having elapsed since the most recent Takeout Transaction as of such date of determination.
“WIP Reserve Working Capital Breach” shall mean, as of any Working Capital Determination Date, either (i) the failure of the Parent to have, as of the last day of any fiscal quarter, Working Capital available to it in an amount equal at least [***]% of the then applicable WIP Reserve Working Capital Breach Threshold or (ii) the failure of the Parent to have, as of the end of two (2) consecutive calendar months for which reporting is required under the Parent Guaranty, Working Capital available to it in an amount at least equal to the then applicable WIP Reserve Working Capital Breach Threshold (such period, the “WIP Reserve Two Month Grace Period”).
“WIP Reserve Working Capital Breach Threshold” shall mean (i) if a Parent Refinancing has not occurred, $[***] and (ii) if a Parent Refinancing has occurred, $[***].
“Working Capital” shall have the meaning set forth in the Parent Guaranty.
“Working Capital Determination Date” shall mean (i) with respect to the first three quarters of its fiscal year, the date of delivery of unaudited financial statements in accordance with Section 5.1(A)(i)(b) and (ii) with respect to the fourth fiscal quarter of its fiscal year, the date of delivery of audited financial statements in accordance with Section 5.1(A)(i)(a).
“Working Capital Requirement Amount” shall mean, with respect to each fiscal quarter identified in the following table, the corresponding threshold on the following table:

Fiscal Quarter Ended	Working Capital Requirement Amount
March 31, 2025	$[***]
June 30, 2025	$[***]
September 30, 2025	$[***]
December 31, 2025	$[***]
March 31, 2026	$[***]
~~118556040.20~~118095118.53    A-75
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

June 30, 2026	$[***]
September 30, 2026	$[***]
provided, that, if the aggregate outstanding principal amount of the Parent’s 2026 Bonds as of the Amendment No. 3 Effective Date is reduced by [***]% or more following the Amendment No. 3 Effective Date, then each Working Capital Requirement Amount set forth in the table above shall be reduced by an amount equal to the product of (i) the dollar amount by which such Parent’s 2026 Bonds have been reduced, multiplied by (ii) [***]%.
“Write-Down and Conversion Powers” shall mean, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
~~118556040.20~~118095118.53    A-76
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit B-1

Form of Borrowing Base Certificate

Borrowing Base Certificate

Sunnova TEP Holdings, LLC
[DATE]
In connection with that certain Second Amended and Restated Credit Agreement, dated as of November 3, 2023 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sunnova TEP Holdings, LLC, a Delaware limited liability company (the “Borrower”), Sunnova TE Management, LLC, a Delaware limited liability company, as Facility Administrator (in such capacity, the “Facility Administrator”), Atlas Securitized Products ~~Holdings~~Administration, L.P., as Administrative Agent for the financial institutions that may become parties thereto as Lenders, the Lenders, Computershare Trust Company, National Association, as Paying Agent, and U.S. Bank National Association, as Verification Agent, the Borrower hereby certifies that
1.    The attached Schedule I sets forth the borrowing base calculations with respect to Class A Advances on the proposed Funding Date (the “Class A Borrowing Base Calculation”) and provides all data used, in Excel format, to calculate the foregoing as of the date set forth above and the computations reflected in the Class A Borrowing Base Calculation are true, correct and complete.
2.    The attached Schedule II-A sets forth the borrowing base calculations with respect to Class B Advances on the proposed Funding Date (the “Class B Borrowing Base Calculation”) and provides all data used, in Excel format, to calculate the foregoing as of the date set forth above and the computations reflected in the Class B Borrowing Base Calculation are true, correct and complete.
3.    The attached Schedule III sets forth the Excess Concentration Amount calculations on the Funding Date (the “Excess Concentration Amount Calculation”) and provides all data used, in Excel format, to calculate the foregoing as of the date set forth above and the computations reflected in the Excess Concentration Amount Calculation are true, correct and complete.
4.    Each Solar Asset included in the Class A Borrowing Base Calculations and in the Class B Borrowing Base Calculations constitutes an Eligible Solar Asset as of the date hereof and the Excess Concentration Amount Calculation has been computed based on the information known to the Borrower or Facility Administrator as of the date hereof.
~~118556040.20~~118095118.53    B-1-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Capitalized terms used but not defined herein shall have the meanings specified in the Credit Agreement.
In Witness Whereof, the undersigned has executed this certificate as of the date first written above.
Sunnova TEP Holdings, LLC, as Borrower
By:    _________________________________
Name:
Title:
~~118556040.20~~118095118.53    B-1-2
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule I

Class A Borrowing Base Calculation

1.	Aggregate Discounted Solar Asset Balance	$_____________
2.	Excess Concentration Amount (see Line 75 of Schedule III)	$_____________
3.	Line 1 minus Line 2	$_____________
4.
The portion of the Solar Assets included in Line 3 that are neither Puerto Rico Solar Assets nor Substantial Stage Solar Assets times the applicable percentage in Column A of Schedule XII to the Credit Agreement times the applicable percentage in Column D of Schedule XII to the Credit Agreement, as determined for each Financing Fund and SAP
$_____________
5.
The portion of the Solar Assets included in Line 3 that are Puerto Rico Solar Assets that are not Substantial Stage Solar Assets times the applicable percentage in Column B of Schedule XII to the Credit Agreement times the applicable percentage in Column D of Schedule XII to the Credit Agreement, as determined for each Financing Fund and SAP
$_____________
6.
The portion of the Solar Assets included in Line 3 that are Substantial Stage Solar Assets times the applicable percentage in Column C of Schedule XII to the Credit Agreement times the applicable percentage in Column D of Schedule XII to the Credit Agreement, as determined for each Financing Fund and SAP
$_____________
7.	Line 4 plus Line 5 plus Line 6 (the “Class A Borrowing Base”)	$_____________
8.	The Class A Aggregate Commitment	$~~[***]~~[***]
9.	The lesser of Line 7 and Line 8	$_____________

~~118556040.20~~118095118.53    B-1-3
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule II

Class B Borrowing Base Calculation

1.	Aggregate Discounted Solar Asset Balance	$_____________
2.	Excess Concentration Amount (see Line 75 of Schedule III)	$_____________
3.	Line 1 minus Line 2	$_____________
4.
The portion of the Solar Assets included in Line 3 that are neither Puerto Rico Solar Assets nor Substantial Stage Solar Assets times the applicable percentage in Column A of Schedule XII to the Credit Agreement times the applicable percentage in Column E of Schedule XII to the Credit Agreement, as determined for each Financing Fund and SAP
$_____________
5.
The portion of the Solar Assets included in Line 3 that are Puerto Rico Solar Assets that are not Substantial Stage Solar Assets times the applicable percentage in Column B of Schedule XII to the Credit Agreement times the applicable percentage in Column E of Schedule XII to the Credit Agreement, as determined for each Financing Fund and SAP
$_____________
6.
The portion of the Solar Assets included in Line 3 that are Substantial Stage Solar Assets times the applicable percentage in Column C of Schedule XII to the Credit Agreement times the applicable percentage in Column E of Schedule XII to the Credit Agreement, as determined for each Financing Fund and SAP
$_____________
7.	Line 4 plus Line 5 plus Line 6	$_____________
8.	The Class B Aggregate Commitment	$~~[***]~~[***]
9.	The lesser of Line 7 and Line 8	$_____________

~~118556040.20~~118095118.53    B-1-4
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule III

Excess Concentration Amount Calculation1
1. Aggregate Discounted Solar Asset Balance                $____________

2. The aggregate Discounted Solar Asset Balance for Eligible Solar Assets for which Parent has obtained a FICO score, in which the related Host Customer had a FICO score of less than
[***] at the time Parent initially obtained such FICO score             $_____________
3. Line 1 times [***]%                            $_____________
4. Line 2 minus 3 (enter $0 if less than $0)                    $_____________

5. The aggregate Discounted Solar Asset Balance for Eligible Solar Assets for which Parent has obtained a FICO score, in which the related Host Customer had a FICO score of less than
[***] at the time Parent initially obtained such FICO score             $_____________
6. Line 1 times [***]%                            $_____________
7. Line 5 minus Line 6 (enter $0 if less than $0)                $_____________

8. The aggregate Discounted Solar Asset Balance for Eligible Solar Assets
in which the related PV System is located in the state in the United States with the highest concentration of PV Systems (measured by the aggregate Discounted Solar Asset Balance in each state and the Aggregate
Discounted Solar Asset Balance)                        $_____________
9. Line 1 times [***]%                            $_____________
10. Line 8 minus Line 9 (enter $0 if less than $0)                $_____________

11. The aggregate Discounted Solar Asset Balance for Eligible Solar Assets
in which the related PV System is located in any one of the two states in the United States with either the highest or the second highest concentrations of PV Systems (measured by the aggregate Discounted
Solar Asset Balance in each state and the Aggregate
Discounted Solar Asset Balance)                        $_____________
12. Line 1 times [***]%                            $_____________
13. Line 11 minus Line 12 (enter $0 if less than $0)                $_____________

14. The aggregate Discounted Solar Asset Balance for Eligible Solar Assets
in which the related PV System is located in any one of the three states in the United States with either the highest, second highest or third highest concentrations of PV Systems (measured by the aggregate Discounted
Solar Asset Balance in each state and the Aggregate
1    For the purpose of calculating the Excess Concentration Amount, Prepaid Solar Assets shall be deemed to have a Discounted Solar Asset Balance equal to zero ($0).
~~118556040.20~~118095118.53    B-1-5
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Discounted Solar Asset Balance)                        $_____________
15. Line 1 times [***]%                            $_____________
16. Line 14 minus Line 15 (enter $0 if less than $0)                $_____________

17. The aggregate Discounted Solar Asset Balance for Eligible Solar Assets
in which the related PV System is located in Puerto Rico, the U.S. Virgin
Islands, Guam or the Northern Mariana Islands                $_____________
18. Line 1 times [***]%                            $_____________
19. Line 17 minus Line 18 (enter $0 if less than $0)                $_____________

20. The amount by which the procurement cost attributable
to Ancillary PV System Components exceeds [***]% of the Aggregate
Discounted Solar Asset Balance                        $_____________
21. [Reserved]
22. [Reserved]

23. The aggregate Discounted Solar Asset Balance for Eligible Solar
Assets in which the related PV System is located in the
U.S. Virgin Islands, Guam or the Northern Mariana Islands            $_____________
24. Line 1 times [***]%                            $_____________
25. Line 23 minus Line 24 (enter $0 if less than $0)                $_____________

26. The aggregate Discounted Solar Asset Balance for Eligible Solar Assets
in which the related PV System is located in the Northern Mariana
Islands                                        $_____________
27. Line 1 times [***]%                            $_____________
28. Line 26 minus Line 27 (enter $0 if less than $0)                $_____________

29. The aggregate portion of the Discounted Solar Asset Balance of all
Eligible Solar Assets with Credit Card Receivables                $_____________
30. Line 1 times [***]%                            $_____________
31. Line 29 minus Line 30 (enter $0 if less than $0)                $_____________

32. The aggregate portion of the Discounted Solar Asset Balance of all
Eligible Solar Assets that are Final Stage Solar Assets             $_____________
33. Line 1 times [***]%                            $_____________
34. Line 32 minus Line 33 (enter $0 if less than $0)                $_____________

35. The aggregate portion of the Discounted Solar Asset Balance of all
Eligible Solar Assets that are Substantial Stage Solar Assets         $_____________
36. Line 1 times [***]%                            $_____________
37. Line 35 minus Line 36 (enter $0 if less than $0)                $_____________

38. The aggregate portion of the Discounted Solar Asset Balance of all
~~118556040.20~~118095118.53    B-1-6
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Eligible Solar Assets that are Final Stage Solar Assets or Substantial
Stage Solar Assets                                $_____________
39. Line 1 times [***]%                            $_____________
40. Line 38 minus Line 39 (enter $0 if less than $0)                $_____________

41. The aggregate portion of the Discounted Solar Asset Balance of all
Eligible Solar Assets for which the related PV System
includes an Energy Storage System                        $_____________
42. Line 1 times [***]%                            $_____________
43. Line 41 minus Line 42 (enter $0 if less than $0)                $_____________

44. The aggregate Discounted Solar Asset Balance of all
Eligible Solar Assets for which procurement costs attributable to Ancillary PV System Components exceeds [***]% of the
Discounted Solar Asset Balance of any individual Solar Asset        $_____________
45. Line 1 times [***]%                            $_____________
46. Line 44 minus Line 45 (enter $0 if less than $0)                $_____________

47. The aggregate Discounted Solar Asset Balance of all
Eligible Solar Assets for which the related Solar Service Agreement
is a Power Purchase Agreement (Variable Fee)                $_____________
48. Line 1 times [***]%                            $_____________
49. Line 47 minus Line 48 (enter $0 if less than $0)                $_____________

50. The aggregate Discounted Solar Asset Balance of all
Eligible Solar Assets that are New Construction Solar Assets (Non-
Identified Customer)                                $_____________
51. Line 1 times [***]%                            $_____________
52. Line 50 minus Line 51 (enter $0 if less than $0)                $_____________

53. The aggregate Discounted Solar Asset Balance of all
Eligible Solar Assets that are New Construction Solar Assets         $_____________
54. Line 1 times [***]%                            $_____________
55. Line 53 minus Line 54 (enter $0 if less than $0)                $_____________

56. The aggregate Discounted Solar Asset Balance of all Eligible Solar
Assets that are New Construction Solar Assets for which the
Parent has obtained a FICO score, in which the related
Host Customer had a FICO score of less than
[***] at the time Parent initially obtained such FICO score             $_____________
57. Line 1 times [***]%                            $_____________
58. Line 56 minus Line 57 (enter $0 if less than $0)                $_____________

59. The aggregate Discounted Solar Asset Balance of all Eligible Solar
~~118556040.20~~118095118.53    B-1-7
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Assets that are New Construction Solar Assets for which the Parent has not obtained a FICO score for the related Host Customer within 30 days of such Solar Asset achieving Placed in Service                                        $_____________
60. Line 1 times [***]%                            $_____________
61. Line 59 minus Line 60 (enter $0 if less than $0)                $_____________

62. The aggregate Discounted Solar Asset Balance of all Eligible Solar
Assets for which the related PV System is not installed
on a Single-Family Residential Property                    $_____________
63. Line 1 times [***]%                            $_____________
64. Line 62 minus Line 63 (enter $0 if less than $0)                $_____________

65. The aggregate Discounted Solar Asset Balance for Eligible Solar Assets for which Parent has obtained a FICO score, in which the related Host Customer had a FICO score of less than
[***] at the time Parent initially obtained such FICO score             $_____________
66. Line 1 times [***]%                            $_____________
67. Line 65 minus Line 66 (enter $0 if less than $0)                $_____________

68. The aggregate Discounted Solar Asset Balance of all Eligible Solar Assets
relating to any one Host Customer which exceeds the lesser of (i) [***] percent ([***]%)
the Maximum Facility Amount and (ii) the U.S. Dollar equivalent of [***] Swiss Francs (calculated at the rate of exchange at which, in accordance with normal banking procedures, the Administrative Agent could purchase with U.S. Dollars, Swiss Francs in New York City, New York,
at the close of business on the day prior to such date of determination)    $_____________

69. The aggregate Discounted Solar Asset Balance for Eligible Solar Assets
in which the related PV System is located in the U.S. Virgin Islands    $_____________
70. Line 1 times [***]%                            $_____________
71. Line 69 minus Line 70 (enter $0 if less than $0)                $_____________

72. The aggregate Discounted Solar Asset Balance for Eligible Solar Assets
that are Non-Savings Products                        $_____________
73. Line 1 times [***]%                            $_____________
74. Line 72 minus Line 73 (enter $0 if less than $0)                $_____________

75. The sum, without duplication, of Line 4 plus Line 7 plus Line 10 plus Line 13 plus Line 16 plus Line 19 plus Line 20 plus Line 25 plus Line 28 plus Line 31 [plus
~~118556040.20~~118095118.53    B-1-8
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Line 34 plus Line 37 plus Line 40]2 plus Line 43 plus Line 46 plus Line 49 plus Line 52 plus Line 55 plus Line 58 plus Line 61 plus Line 64 plus Line 67 plus Line 68 plus Line 71
plus Line 74 (the “Excess Concentration Amount”)            $_____________

2    For the purpose of calculating the Excess Concentration Amount, Lines 34, 37 and 40 shall not be included during the period commencing on the Original Closing Date or the effective date of a Qualifying Takeout Transaction and ending ninety (90) days thereafter. Notwithstanding anything to the contrary contained herein and for the avoidance of doubt, the parties hereto agree that entry into this Agreement shall not impact that effectiveness of the Limited Consent (July 2023) which shall remain in full force and effect pursuant to its terms.
~~118556040.20~~118095118.53    B-1-9
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit B-2

Form of Notice of Borrowing
__________ ___, 20__
To:    Atlas Securitized Products ~~Holdings~~Administration, L.P., as Administrative Agent
and Class A Funding Agent
230 Park Avenue, Suite 800
New York, NY 10169
Attention: [***]; [***]
Email: [***]; [***]; [***]

Atlas Securitized Products Administration, L.P., as Class A Funding Agent
230 Park Avenue, Suite 800
New York, NY 10169
Attention: [***]; [***]
Email: [***]; [***]; [***]

Silicon Valley Bank, a division of First Citizens Bank & Trust Company as Class A Funding Agent
11 W 42nd Street, 13th Floor
New York, NY 10036
Attention: [***]
Email: [***], [***]

East West Bank, as Class A Funding Agent
135 N. Los Robles Avenue, 8th Floor
Pasadena, CA 91101
Attention: [***]
Email: [***]

ING Capital LLC, as Class A Funding Agent
1133 Avenue of the Americas
New York, NY 10036
Attention: [***]
Email: [***]

Barclays Bank PLC, as Class A Funding Agent
745 Seventh Avenue, 5th Floor
New York, New York 10019
Email:     [***]; [***];     [***]; [***];     [***]; [***]

MUFG Bank, Ltd., as Class A Funding Agent
~~118556040.20~~118095118.53    B-2-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

1221 Avenue of the Americas
New York, NY 10020
Attention: [***]
Email: [***]

LibreMax E Value Master Fund, Ltd., as a Class B Funding Agent
c/o LibreMax Capital, LLC
600 Lexington Ave, 7th Floor
New York, NY 10022
Attention: [***]

Boston Patriot Saint James SPE LLC, as a Class B Funding Agent
c/o LibreMax Capital, LLC
600 Lexington Ave, 7th Floor
New York, NY 10022
Attention: [***]

LibreMax Structured Opportunities Master Fund II, LP, as a Class B Funding Agent
c/o LibreMax Capital, LLC
600 Lexington Ave, 7th Floor
New York, NY 10022
Attention: [***]

LibreMax Structured Income (ECI) Master Fund III, LP, as a Class B Funding Agent
c/o LibreMax Capital, LLC
600 Lexington Ave, 7th Floor
New York, NY 10022
Attention: [***]

LibreMax Value Master Fund, Ltd., as a Class B Funding Agent
c/o LibreMax Capital, LLC
600 Lexington Ave, 7th Floor
New York, NY 10022
Attention: [***]

LibreMax Opportunistic Value Master Fund, LP, as a Class B Funding Agent
c/o LibreMax Capital, LLC
600 Lexington Ave, 7th Floor
New York, NY 10022
Attention: [***]

~~118556040.20~~118095118.53    B-2-2
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Variant Impact Fund, as a Class B Funding Agent
10300 SW Greenburg Road, Suite 308
Portland, Oregon 97223
Attention: Operations
Email: [***]

ACM AIF Evergreen P3 DAC SubCo LP
One Rockefeller Plaza, 32nd Floor
New York, NY 10020
Attention: [***], [***], Sunnova Deal Team
Email: ~~[***]; [***]~~[***]; [***]; [***]

Atalaya Asset Income Fund Parallel 345 LP
One Rockefeller Plaza, 32nd Floor
New York, NY 10020
Attention: [***], [***], Sunnova Deal Team
Email: ~~[***]; [***]~~[***]; [***]; [***]

Midtown Madison Management LLC, as a Class B Funding Agent
One Rockefeller Plaza, 32nd Floor
New York, NY 10020
Attention: [***], [***], Sunnova Deal Team
Email: ~~[***]; [***]~~[***]; [***];
[***]

Computershare Trust Company, National Association, as Paying Agent
1505 Energy Park Drive
St. Paul, Minnesota 55108
Attention: Computershare Corporate Trust – Asset-Backed Administration
E-mail: [***]
Ladies and Gentlemen:
Reference is made to the Second Amended and Restated Credit Agreement, dated as of November 3, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sunnova TEP Holdings, LLC (the “Borrower”), Atlas Securitized Products ~~Holdings~~Administration, L.P., as Administrative Agent for the financial institutions that may from time to time become parties thereto as Lenders (in such capacity, the “Administrative Agent”), the Lenders, Computershare Trust Company, National Association, as Paying Agent and U.S. Bank National Association, as Verification Agent. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
A: In accordance with Section 2.4 of the Credit Agreement, the Borrower hereby requests that the Class A Lenders provide Class A Advances based on the following criteria:
~~118556040.20~~118095118.53    B-2-3
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

1.    Aggregate principal amount of Class A Advances requested: $[____________]
2.    Allocated amount of such Class A Advances to be paid by the Class A Lenders in each Class A Lender Group:
Atlas Lender Group    $[________________]
[_____________]    $___________________
3.    $_______________ should be transferred to the Liquidity Reserve Account
4.    $_______________ should be transferred to the Supplemental Reserve Account
5.    $_______________ should be transferred to the WIP Reserve Account
~~5~~6.     Requested Funding Date: [________]
~~6~~7.    Account(s) to which Class A Funding Agents should wire the balance of the requested funds:
Bank Name: [_________________]
ABA No.: [_________________]
Account Name: [_________________]
Account No.: [_________________]
Reference: [_________________]
~~7~~8.    Attached to this notice as Exhibit A is the Borrowing Base Certificate in connection with these Class A Advances and a related Schedule of Solar Assets.
9.    Attached to this notice as Exhibit C is the Advance Model in connection with these Advances.
B: In accordance with Section 2.4 of the Credit Agreement, the Borrower hereby requests that the Class B Lenders provide Class B Advances based on the following criteria:
1.    Aggregate principal amount of Class B Advances requested: $[____________]
2.    Allocated amount of such Class B Advances to be paid by the Class B Lenders in each Class B Lender Group:
~~118556040.20~~118095118.53    B-2-4
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

[_____________]    $[________________]
[_____________]    $[________________]
3.    $_______________ should be transferred to the Liquidity Reserve Account
4.    $_______________ should be transferred to the Supplemental Reserve Account
5.    $_______________ should be transferred to the WIP Reserve Account
~~5~~6.    Requested Funding Date: [________]
~~6~~7.    Account(s) to which Class B Funding Agents should wire the balance of the requested funds:
Bank Name: [_________________]
ABA No.: [_________________]
Account Name: [_________________]
Account No.: [_________________]
Reference: [_________________]
~~7~~8.    Attached to this notice as Exhibit B is the Borrowing Base Certificate in connection with these Class B Advances and a related Schedule of Solar Assets.
C: In accordance with Section 3.2 of the Credit Agreement, the Borrower hereby certifies that no Amortization Event, Event of Default, Potential Amortization Event or Potential Default has occurred and is continuing or would result from any borrowing of any Advance or from the application of the proceeds therefrom.
    Very truly yours,
Sunnova TEP Holdings, LLC, as Borrower
    By:    _________________________________
    Name:
    Title:

~~118556040.20~~118095118.53    B-2-5
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit A

Borrowing Base Certificate
[see attached]

~~118556040.20~~118095118.53    ~~A~~B-2-6
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit B

Borrowing Base Certificate
[see attached]

~~118556040.20~~118095118.53    B-2-7
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit C

Advance Model

[see attached]

~~118556040.20~~118095118.53    B-2-8
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit C

[Reserved]

~~118556040.20~~118095118.53    C-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit D-1

Form of Class A Loan Note

Class A Loan Note
Up to $[________]    [DATE]
New York, New York
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of November 3, 2023 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sunnova TEP Holdings, LLC, a Delaware limited liability company (the “Borrower”), Sunnova TE Management, LLC, a Delaware limited liability company, as Facility Administrator, Atlas Securitized Products ~~Holdings~~Administration, L.P., as Administrative Agent for the Lenders (including any Conduit Lender), the Lenders from time to time party thereto, each Funding Agent representing a group of Lenders party thereto, Computershare Trust Company, National Association, as Paying Agent, and U.S. Bank National Association, as Verification Agent. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
For Value Received, the Borrower hereby promises to pay [________], as Class A Funding Agent, for the benefit of the Class A Lenders in its Class A Lender Group (the “Class A Loan Note Holder”) on the Maturity Date or such earlier date as provided in the Credit Agreement, in immediately available funds in lawful money of the United States the principal amount of up to [__________] DOLLARS ($[________]) or, if less, the aggregate unpaid principal amount of all Class A Advances made by the Class A Lenders in the Class A Loan Note Holder’s Class A Lender Group to the Borrower pursuant to the Credit Agreement together with all accrued but unpaid interest thereon.
The Borrower also agrees to pay interest in like money to the Class A Loan Note Holder, for the benefit of the Class A Lenders in its Class A Lender Group, on the unpaid principal amount of each such Class A Advance from time to time from the date hereof until payment in full thereof at the rate or rates and on the dates set forth in the Credit Agreement.
This Class A Loan Note is one of the Loan Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein and is secured by the Collateral.
In the event of any inconsistency between the provisions of this Class A Loan Note and the provisions of the Credit Agreement, the Credit Agreement will prevail.
~~118556040.20~~118095118.53    D-1-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

This Class A Loan Note and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Class A Loan Note and the transactions contemplated hereby shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by, and construed in accordance with, the laws of the State of New York.
Any legal action or proceeding with respect to this Class A Loan Note may be brought in the courts of the State of New York (New York County) or of the United States for the Southern District of New York, and by execution and delivery of this Class A Loan Note, each of the parties hereto consents, for itself and in respect of its property, to the exclusive jurisdiction of those courts. Each of the parties hereto irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, or any legal process with respect to itself or any of its property, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Class A Loan Note or any document related hereto. Each of the parties hereto waives personal service of any summons, complaint or other process, which may be made by any other means permitted by New York Law.
All parties hereunder hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this Class A Loan Note, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the parties in connection herewith or therewith. All parties acknowledge and agree that they have received full and significant consideration for this provision and that this provision is a material inducement for all parties to enter into this Class A Loan Note.
This Class A Loan Note may be transferred or assigned by the holder hereof at any time, subject to compliance with the Credit Agreement and any applicable law. This Class A Loan Note shall be binding upon the Borrower and shall inure to the benefit of the holder hereof and its successors and assigns. The obligations and liabilities of the Borrower hereunder may not be assigned to any Person without the prior written consent of the holder hereof. Any such assignment in violation of this paragraph shall be void and of no force or effect.
Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.
[Signature page follows.]
~~118556040.20~~118095118.53    D-1-2
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

In Witness Whereof, this Class A Loan Note has been duly executed and delivered on behalf of the Borrower by its duly authorized officer on the date and year first written above.
Sunnova TEP Holdings, LLC, as Borrower
By:    ____________________________________
Name:
Title:
~~118556040.20~~118095118.53    D-1-3
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit D-2

Form of Class B Loan Note

Class B Loan Note
Up to $[________]    [DATE]
New York, New York
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of November 3, 2023 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sunnova TEP Holdings, LLC, a Delaware limited liability company (the “Borrower”), Sunnova TE Management, LLC, a Delaware limited liability company, as Facility Administrator, Atlas Securitized Products ~~Holdings~~Administration, L.P., as Administrative Agent for the Lenders (including any Conduit Lender), the Lenders from time to time party thereto, each Funding Agent representing a group of Lenders party thereto, Computershare Trust Company, National Association, as Paying Agent, and U.S. Bank National Association, as Verification Agent. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
For Value Received, the Borrower hereby promises to pay [________], as Class B Funding Agent, for the benefit of the Class B Lenders in its Class B Lender Group (the “Class B Loan Note Holder”) on the Maturity Date or such earlier date as provided in the Credit Agreement, in immediately available funds in lawful money of the United States the principal amount of up to [__________] DOLLARS ($[________]) or, if less, the aggregate unpaid principal amount of all Class B Advances made by the Class B Lenders in the Class B Loan Note Holder’s Class B Lender Group to the Borrower pursuant to the Credit Agreement together with all accrued but unpaid interest thereon.
The Borrower also agrees to pay interest in like money to the Class B Loan Note Holder, for the benefit of the Class B Lenders in its Class B Lender Group, on the unpaid principal amount of each such Class B Advance from time to time from the date hereof until payment in full thereof at the rate or rates and on the dates set forth in the Credit Agreement.
This Class B Loan Note is one of the Loan Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein and is secured by the Collateral.
In the event of any inconsistency between the provisions of this Class B Loan Note and the provisions of the Credit Agreement, the Credit Agreement will prevail.
~~118556040.20~~118095118.53    D-2-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

This Class B Loan Note and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Class B Loan Note and the transactions contemplated hereby shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by, and construed in accordance with, the laws of the State of New York.
Any legal action or proceeding with respect to this Class B Loan Note may be brought in the courts of the State of New York (New York County) or of the United States for the Southern District of New York, and by execution and delivery of this Class B Loan Note, each of the parties hereto consents, for itself and in respect of its property, to the exclusive jurisdiction of those courts. Each of the parties hereto irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, or any legal process with respect to itself or any of its property, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Class B Loan Note or any document related hereto. Each of the parties hereto waives personal service of any summons, complaint or other process, which may be made by any other means permitted by New York Law.
All parties hereunder hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this Class B Loan Note, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the parties in connection herewith or therewith. All parties acknowledge and agree that they have received full and significant consideration for this provision and that this provision is a material inducement for all parties to enter into this Class B Loan Note.
This Class B Loan Note may be transferred or assigned by the holder hereof at any time, subject to compliance with the Credit Agreement and any applicable law. This Class B Loan Note shall be binding upon the Borrower and shall inure to the benefit of the holder hereof and its successors and assigns. The obligations and liabilities of the Borrower hereunder may not be assigned to any Person without the prior written consent of the holder hereof. Any such assignment in violation of this paragraph shall be void and of no force or effect.
Demand, presentment, protest and notice of nonpayment and protest are hereby waived by the Borrower.
[Signature page follows.]
~~118556040.20~~118095118.53    D-2-2
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

In Witness Whereof, this Class B Loan Note has been duly executed and delivered on behalf of the Borrower by its duly authorized officer on the date and year first written above.
Sunnova TEP Holdings, LLC, as Borrower

By:    ____________________________________
Name:
Title:

~~118556040.20~~118095118.53    D-2-3
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

EXHIBIT E

COMMITMENTS

Class A Commitments:		Commitment of Non-Conduit Lender
Non-Conduit Lender	Conduit Lender
AGF WHCO 1-A1 LP	N/A	$~~[***]~~[***]
Silicon Valley Bank, a Division of First Citizens Bank & Trust Company	N/A	$[***]
East West Bank	N/A	$[***]
ING Capital LLC	N/A	$[***]
Barclays Bank PLC	Salisbury Receivables Company LLC	$[***]
Sheffield Receivables Company LLC
MUFG Bank, Ltd.	Victory Receivables Corporation	$[***]
Total:		$~~[***]~~[***]

Class B Commitments:		Commitment of Non-Conduit Lender
Non-Conduit Lender	Conduit Lender
LibreMax E Value Master Fund, Ltd.	N/A	$[***]
Boston Patriot Saint James SPE LLC	N/A	$[***]
LibreMax Structured Opportunities Master Fund II, LP	N/A	$[***]
LibreMax Structured Income (ECI) Master Fund III, LP	N/A	$[***]
LibreMax Value Master Fund, Ltd.	N/A	$[***]
LibreMax Opportunistic Value Master Fund, LP	N/A	$[***]
Variant Impact Fund	N/A	$[***]
~~118556040.20~~118095118.53    E-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

ACM AIF Evergreen P3 DAC SubCo LP	N/A	$[***]
Atalaya Asset Income Fund Parallel 345 LP	N/A	$[***]
Total:		$[***]
~~118556040.20~~118095118.53    E-2
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit F

Form of Assignment Agreement
This Assignment Agreement (the “Assignment Agreement”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment Agreement as if set forth herein in full.
For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a [Class A][Class B] Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below, and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a [Class A][Class B] Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment Agreement, without representation or warranty by the Assignor.
1.    Assignor:    ________________________________
2.    Assignee:    ________________________________
3.    Administrative Agent:     Atlas Securitized Products ~~Holdings~~Administration, L.P.
4.    Credit Agreement:    Second Amended and Restated Credit Agreement, dated as of November 3, 2023 (as amended, restated, supplemented or otherwise modified from time to time), by and among Sunnova TEP Holdings, LLC, a Delaware limited liability company, Sunnova TE Management, LLC, a Delaware limited liability company, Atlas Securitized Products ~~Holdings~~Administration, L.P., as Administrative Agent for the Lenders (including any Conduit Lender) that may
~~118556040.20~~118095118.53    F-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

become parties thereto, the Lenders, Computershare Trust Company, National Association, as Paying Agent, and U.S. Bank National Association, as Verification Agent
~~6~~5.    Assigned Interest:

Assignor	Assignee	Type of Advances Assigned (Class A or Class B)	Assignor’s Class [A][B] Advances Outstanding	Class [A][B] Commitment	Amount of Class [A][B] Commitment Assigned	Amount of Advances Assigned	Percentage Assigned of Advances
			$			$	%
[Signature pages follow]

~~118556040.20~~118095118.53    F-2
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Effective Date: ________________, 20__
The terms set forth in this Assignment Agreement are hereby agreed to:
    Assignor
    [Name of Assignor]
    By
    Name
    Title
    Assignee
    [Name of Assignee]
    By
    Name
    Title
Accepted:
Atlas Securitized Products ~~Holdings~~Administration, L.P.,
as Administrative Agent
By: Atlas Securitized Products ~~Advisors~~
Administration BKR GP, LLC~~, its general partner~~
By
    Name
    Title

~~118556040.20~~118095118.53    F-3
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Annex 1

Standard Terms and Conditions for
Assignment Agreement
1.    Representations and Warranties.
Section 1.1    Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Transaction Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Transaction Documents or any collateral thereunder, (iii) the financial condition of the Borrower or any other Person obligated in respect of any Transaction Document, or (iv) the performance or observance by the Borrower or any other Person of any of their respective obligations under any Transaction Document.
Section 1.2    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby and to become a [Class A][Class B] Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.8 of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.8 of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a [Class A][Class B] Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a [Class A][Class B] Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment Agreement and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment Agreement and to purchase the Assigned Interest, and (vii) attached to the Assignment Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction
~~118556040.20~~118095118.53    F-4
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Transaction Documents are required to be performed by it as a Lender.
2.    Payments.
From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to, on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the Assignee.
3.    General Provisions.
Section 3.1    This Assignment Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.
Section 3.2     This Assignment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument.  Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Delivery of an executed counterpart of a signature page to this Assignment Agreement by email in portable document format (pdf) or by other electronic means shall be effective as delivery of a manually executed counterpart of this Assignment Agreement. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.  The words “execution,” “execute,” “signed,” “signature,” and words of like import in this Assignment Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 3.3    THIS ASSIGNMENT AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS ASSIGNMENT AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF
~~118556040.20~~118095118.53    F-5
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
~~118556040.20~~118095118.53    F-6
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit G

Form of Solar Service Agreement
[On File with Administrative Agent]
~~118556040.20~~118095118.53    G-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit H

Form of Notice of Delayed Funding

Sunnova TEP Holdings, LLC
20 East Greenway Plaza, Suite 540
Houston, TX 77046
Re:    Notice of Potential For Delayed Funding
Reference is made to the Second Amended and Restated Credit Agreement, dated as of November 3, 2023 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sunnova TEP Holdings, LLC (the “Borrower”), Atlas Securitized Products ~~Holdings~~Administration, L.P., as Administrative Agent for the financial institutions that may from time to time become parties thereto as Lenders (in such capacity, the “Administrative Agent”), the Lenders, Computershare Trust Company, National Association, as Paying Agent and U.S. Bank National Association, as Verification Agent. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
Pursuant to Section 2.4(E) of the Credit Agreement, [___], as a Non-Conduit Lender, hereby notifies the Borrower that it has incurred external costs, fees or expenses directly related to and as a result of the “liquidity coverage ratio” under Basel III in respect of its Commitments under the Credit Agreement and/or its interests in the Loan Notes.
Sincerely,
[____]
By: _____________________________
Name:
Title:
~~118556040.20~~118095118.53    H-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit I

Delayed Funding Notice
Sunnova TEP Holdings, LLC
20 East Greenway Plaza, Suite 540
Houston, TX 77046
Re:    Notice of Potential For Delayed Funding
Reference is made to the Second Amended and Restated Credit Agreement, dated as of November 3, 2023 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sunnova TEP Holdings, LLC (the “Borrower”), Atlas Securitized Products ~~Holdings~~Administration, L.P., as Administrative Agent for the financial institutions that may from time to time become parties thereto as Lenders (in such capacity, the “Administrative Agent”), the Lenders, Computershare Trust Company, National Association, as Paying Agent and U.S. Bank National Association, as Verification Agent. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
Pursuant to Section 2.4(E) of the Credit Agreement, [___], as a Non-Conduit Lender, hereby notifies the Borrower of its intent to fund its amount of the Advance related to the Notice of Borrowing delivered by the Borrower on [__], on a Business Day that is before [____]3, rather than on the date specified in such Notice of Borrowing.
Sincerely,
[____]
By: _____________________________
Name:
Title:
3    Thirty-five days following the date of delivery by such Non-Conduit Lender of this Delayed Funding Notice.
~~118556040.20~~118095118.53    I-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit J

Underwriting and Reassignment Credit Policy
[See attached]

~~118556040.20~~118095118.53    J-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit K

Disqualified Lenders

[***]
~~118556040.20~~118095118.53    K-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit L

Form of Allocation Reporting Letter

To:

ING Capital LLC,
as Green Loan Structuring Agent
1133 Avenue of the Americas
New York, NY 10036
Attention: []
E-mail: []

From: Sunnova TEP Holdings, LLC
Date: [DATE]
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of November 3, 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sunnova TEP Holdings, LLC (the “Borrower”), Atlas Securitized Products ~~Holdings~~Administration, L.P., as Administrative Agent for the financial institutions that may from time to time become parties thereto as Lenders (in such capacity, the “Administrative Agent”), the Lenders, Computershare Trust Company, National Association, as Paying Agent and U.S. Bank National Association, as Verification Agent. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

1.    Pursuant to Section 10.27 of the Credit Agreement, we hereby provide you with this Allocation Reporting Letter for the purpose of reporting on the actual use of proceeds of the Advances pursuant to the Credit Agreement.
2.    We hereby confirm that all proceeds of the Advances have been applied in a manner that complies with Section 2.3 of the Credit Agreement.
3.    We hereby confirm that the Eligible Green Projects Ratio is [___]x as of [__date____].
4.    To date, USD [insert amount] of the proceeds of the Advances have been used to finance or refinance Eligible Green Projects as shown on the attached Exhibit A. [Attach a list of the Eligible Green Projects financed or refinanced including the Discounted Solar Asset Balance of each.]

~~118556040.20~~118095118.53    L-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

We certify the foregoing as being true and accurate in all material respects as at the date of this Allocation Reporting Letter.
Sunnova TEP Holdings, LLC, as Borrower

By:    ____________________________________
Name:
Title:
~~118556040.20~~118095118.53    L-2
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit M

Form of Impact Reporting Letter

To:

ING Capital LLC,
as Green Loan Structuring Agent
1133 Avenue of the Americas
New York, NY 10036
Attention: []
E-mail: []

From: Sunnova TEP Holdings, LLC
Date: [DATE]

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of November 3, 2023 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Sunnova TEP Holdings, LLC (the “Borrower”), Atlas Securitized Products ~~Holdings~~Administration, L.P., as Administrative Agent for the financial institutions that may from time to time become parties thereto as Lenders (in such capacity, the “Administrative Agent”), the Lenders, Computershare Trust Company, National Association, as Paying Agent and U.S. Bank National Association, as Verification Agent. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

1.    Pursuant to Section 10.27 of the Credit Agreement, we hereby provide you with this Impact Reporting Letter for the purpose of reporting on the expected impact of the use of proceeds of the Advances pursuant to the Credit Agreement.
2.    Set forth below are the total expected solar capacity and greenhouse gas emissions avoided with respect to the Eligible Green Projects:

Reference Period	Total Solar capacity in MW	Total Solar Power Generation in MWh	GHG Emissions Avoided in tCO2e
Year [1]
Year [2]
Year [3]
Year [4]
…

~~118556040.20~~118095118.53    M-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

We certify that to our knowledge the foregoing is true and accurate in all material respects as at the date of this Impact Reporting Letter.

Sunnova TEP Holdings, LLC, as Borrower

By:    ____________________________________
Name:
Title:

~~118556040.20~~118095118.53    M-2
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Exhibit N

Acceptable Third-Party O&M and Services Providers

1.    [***]
2.    [***]

118095118.53    N-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule I

Eligibility Criteria

Representations and Warranties as to Solar Assets
1.    Accuracy of Schedule of Solar Assets. Each entry with respect to the Solar Asset set forth on the Schedule of Solar Assets and the Advance Model is complete, accurate, true and correct in all material respects and does not omit any necessary information that makes such entry misleading, including (i) if such Solar Asset is a Substantial Stage Solar Asset or New Construction Solar Asset (Non-Identified Customer), the amount disbursed to Dealers for services rendered in respect of such Substantial Stage Solar Asset or New Construction Solar Asset (Non-Identified Customer) and (ii) if such Solar Asset is a New Construction Solar Asset (Sub-PV6), the amount required to be paid by the related Host Customer in connection with a prepayment in full of amounts under the related Solar Service Agreement.
2.    Form of Solar Service Agreement. The related Solar Service Agreement is (or in the case of a New Construction Solar Asset (Non-Identified Customer), will be), substantially in the form of one of the Parent’s standard forms of Solar Service Agreement attached as Exhibit G to this Agreement (as such Exhibit may be modified after the Original Closing Date in accordance with Section 5.1(X) of the Agreement). The related Solar Service Agreement provides (or in the case of a New Construction Solar Asset (Non-Identified Customer), will provide) that an Approved Installer has designed, procured and installed, or will design, procure and install, a PV System at the property specified in such Solar Service Agreement and the Host Customer agrees to purchase electric energy produced by such PV System or lease such PV System. At the time of installation, such Approved Installer was properly licensed and had the required expertise to design, procure and install the related PV System.
3.    Modifications to Solar Service Agreement. The terms of the related Solar Service Agreement have not been amended, waived, extended, or modified in any manner inconsistent with the Customer Collection Policy after the date such Solar Service Agreement is entered into.
4.    Host Customer Payments in U.S. Dollars. The related Host Customer is (or in the case of a New Construction Solar Asset (Non-Identified Customer), will be) obligated per the terms of the related Solar Service Agreement to make payments in U.S. dollars to the owner of the related Solar Service Agreement or its designee.
5.    Host Customer FICO Score. With respect to Retrofit Solar Assets, as of the date of the Solar Service Agreement, the related Host Customer has a FICO score of at least [***].
~~118556040.20~~118095118.53    Schedule I-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

6.    Weighted Average FICO Score. After giving effect to the Solar Asset’s inclusion in the Collateral, the weighted average FICO score (determined (i) with respect to Retrofit Solar Assets, as of the dates of the related Solar Service Agreements and (ii) with respect to New Construction Solar Assets, as of the date Parent initially obtains a FICO score for the applicable Host Customer for Eligible Solar Assets will be at least [***]. For the avoidance of doubt, New Construction Solar Assets with respect to which a FICO score has not been obtained for the applicable Host Customer shall not be included in this calculation.
7.    Absolute and Unconditional Obligation. The related Solar Service Agreement is (or in the case of a New Construction Solar Asset (Non-Identified Customer), will be) by its terms an absolute and unconditional obligation of the Host Customer to pay for electricity generated and delivered or that will be generated and delivered by the related PV System to such Host Customer after the related PV System has been Placed in Service, and the payment obligations under the related Solar Service Agreement do not (or in the case of a New Construction Solar Asset (Non-Identified Customer), will not) provide for offset for any reason, including without limitation non-payment or non-performance by the Parent or any assignee thereof under any Customer Warranty Agreement or Performance Guaranty.
8.    Non-cancelable; Prepayable. Other than with respect to New Construction Solar Assets (Sub-PV6), the related Solar Service Agreement is (or in the case of a New Construction Solar Asset (Non-Identified Customer), will be) non-cancelable and prepayable by the Host Customer, if at all, only with a mandatory prepayment amount equal to or greater than an amount determined by the discounting of all remaining projected Host Customer Payments at a pre-determined discount rate of not more than 6.00% per annum. With respect to New Construction Solar Assets (Sub-PV6), the related Solar Service Agreement is non-cancelable and prepayable by the Host Customer, if at all, only with a mandatory prepayment amount equal to the amount specified in the Schedule of Solar Assets.
9.    Freely Assignable.
a.    Ownership of the related PV System is freely assignable to a Financing Fund or SAP, as applicable, and a security interest in such PV System may be granted by SAP, without the consent of any Person, except any such consent as has already been obtained.
b.    The related Solar Service Agreement and the rights with respect to the related Solar Assets (other than the PV System) are (or in the case of a New Construction Solar Asset (Non-Identified Customer), will be) freely assignable to a Financing Fund or SAP, as applicable, and a security interest in such Solar Assets may be
~~118556040.20~~118095118.53    Schedule I-2
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

granted by SAP, without the consent of any Person, except any such consent as has already been obtained.
10.    Legal Compliance. The origination of the related Solar Service Agreement and related PV Systems, as installed, was in compliance (or in the case of a Substantial Stage Solar Asset or a New Construction Solar Asset (Non-Identified Customer), will be in compliance) in all material respects with respect to the applicable federal, state and local laws and regulations including those relating to usury, truth-in-lending, consumer credit protection and disclosure laws at the time such Solar Service Agreement was originated or such PV System was installed (or in the case of a Substantial Stage Solar Asset, will be installed), as applicable.
11.    Legal, Valid and Binding Agreement. The related Solar Service Agreement is (or in the case of a New Construction Solar Asset (Non-Identified Customer), will be upon execution) the legal, valid and binding payment obligation of the related Host Customer, enforceable against such related Host Customer in accordance with its terms, except as such enforceability may be limited in the future by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally, and except as such enforceability may be limited in the future by general principles of equity (whether considered in a suit at law or in equity).
12.    No Delinquencies, Defaults or Terminations. With respect to Solar Assets other than New Construction Solar Assets (Non-Identified Customer), the related Solar Service Agreement is not a Delinquent Solar Asset or a Defaulted Solar Asset and the related PV System is not a Terminated Solar Asset. Furthermore, the Host Customer associated with such related Solar Service Agreement is not a Host Customer for any other Solar Service Agreement that was originated, acquired and/or serviced by the Parent or any Affiliate thereof that would meet the definition of either Delinquent Solar Asset or Defaulted Solar Asset.
13.    Minimum Payments Made. Either a minimum of one payment due under the related Solar Service Agreement has been made or the related Host Customer’s first payment under the related Solar Service Agreement has not been made because such payment is not yet due but such payment is due (or in the case of a New Construction Solar Asset (Non-Identified Customer), will be due) in (or, in the case of a New Construction Solar Asset, on the first Business Day following) the calendar month either (a) with respect to Solar Assets (other than those described in clause (b) hereof), no later than the first full calendar month immediately following the later of (i) the related Transfer Date or (ii) the date that such Solar Asset is (or in the case of a Substantial Stage Solar Asset or a Final Stage Solar Asset, is expected to be) Placed in Service or (b) with respect to a Solar Asset (Promotional Product), no later than the third full calendar month immediately following the later of (i) the related Transfer Date or (ii) the date that such Solar Asset is (or in the
~~118556040.20~~118095118.53    Schedule I-3
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

case of a Substantial Stage Solar Asset or a Final Stage Solar Asset, is expected to be) Placed in Service.
14.    PV System and Solar Service Agreement Status. With respect to Solar Assets that have been Placed in Service, the related PV System has not been turned off due to a Host Customer delinquency under the Solar Service Agreement.
15.    Affiliate Host Customers. Solar Service Agreements comprising no more than [***]% of the Aggregate Discounted Solar Asset Balance as of the Original Closing Date (with respect to the Initial Solar Assets) and as of the most recent Transfer Date (as to all Eligible Solar Assets then owned by a Financing Fund or SAP) are (or in the case of a New Construction Solar Asset (Non-Identified Customer), will be) related to Host Customers that are Persons who are employees of the Parent, the Borrower or any of their respective Affiliates.
16.    No Adverse Selection. No selection procedures reasonably believed by the Parent or Borrower to be adverse to the Lenders were utilized in selecting such Solar Asset and the related Solar Service Agreement from among the Eligible Solar Assets directly owned by the Parent or its Affiliates.
17.    Full Force and Effect. The related Solar Service Agreement is (or in the case of a New Construction Solar Asset (Non-Identified Customer), will be upon execution) in full force and effect in accordance with its respective terms, except as may be limited in the future by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally, and except as such enforceability may be limited in the future by general principles of equity (whether considered in a suit at law or in equity).
18.    Ordinary Course of Business. The related Solar Service Agreement relates (or in the case of a New Construction Solar Asset (Non-Identified Customer), will relate) to the sale of power from or the leasing of a PV System, and such Solar Service Agreement was (or in the case of a New Construction Solar Asset (Non-Identified Customer), will be) originated or acquired consistent with the ordinary course of business of the Parent.
19.    PV System. Except in the case of a Substantial Stage Solar Asset, the related PV System was properly delivered to and installed in good repair, without defects and in satisfactory order. Except in the case of a Substantial Stage Solar Asset or a Final Stage Solar Asset that is a New Construction Solar Asset, the related Host Customer has accepted the related PV System, and no related Host Customer has notified the Parent or any Affiliate thereof of any existing defects therein which is not in the process of being investigated, addressed or repaired by the Parent or any Affiliate thereof. Except in the case of a Substantial Stage Solar Asset, the Solar Photovoltaic Panels with respect to the related PV System were manufactured by an Approved Vendor at the time of installation. Except in the case of a Substantial Stage Solar Asset or a Final Stage Solar Asset that is a New
~~118556040.20~~118095118.53    Schedule I-4
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Construction Solar Asset, Inverters and Energy Storage Systems with respect to the related PV System were manufactured by an Approved Vendor at the time of installation.
20.    No Defenses Asserted. Except in the case of a New Construction Solar Asset (Non-Identified Customer), the related Solar Service Agreement, has not been satisfied, subordinated or rescinded and no lawsuit is pending with respect to such related Solar Service Agreement.
21.    Insurance. With respect to the related PV System (other than if such PV System is related to a Substantial Stage Solar Asset), the Parent has obtained and does maintain insurance in amounts and coverage consistent with the Parent’s policies. The Parent’s policies in respect of amounts, coverage and monitoring compliance thereof are consistent with insurance broker recommendations based on probable maximum loss projections and with the Parent’s historic loss experience, taking into account what is commercially reasonable and available in the market on commercially reasonable terms. All such required insurance is in full force and effect.
22.    Taxes and Governmental Charges. The transfer, assignment and the pledge of the Collateral by the Borrower, a Managing Member and SAP pursuant to the Security Agreement and the Pledge Agreement is not subject to and will not result in any Tax payable by the Borrower to any federal, state or local government except as has been paid or provided for. No Tax is owed in connection with any period prior to the applicable Cut-Off Date or with respect to the sale, contribution or assignment of Conveyed Property by the applicable Assignor to SAP Seller, by SAP Seller to TEP Resources, by TEP Resources to the Borrower or by the Borrower to SAP, except as has been paid or provided for.
23.    Governing Law of Solar Service Agreement. The related Solar Service Agreement is (or in the case of a New Construction Solar Asset (Non-Identified Customer), will be) governed by the laws of a state or territory of the United States and was not originated in, nor is it subject to the laws of, any jurisdiction, the laws of which would make unlawful the sale, transfer, pledge or assignment of such Solar Service Agreement under any of the Transaction Documents, including any exchange for refund in accordance with the Transaction Documents.
24.    No Unpaid Fees. Except in the case of a Substantial Stage Solar Asset or a Final Stage Solar Asset, there are no unpaid fees owed to third parties relating to the origination of the related Solar Service Agreement and installation of the related PV System.
25.    Payment Terms of Solar Service Agreement. The related Solar Service Agreement provides (or in the case of a New Construction Solar Asset (Non-Identified Customer), will provide) that the Host Customer thereunder is required to make periodic Host
~~118556040.20~~118095118.53    Schedule I-5
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Customer Payments, which are due and payable on a monthly basis, during the term of the related Solar Service Agreement.
26.    PBI Payments.
a.    Except with respect to Substantial Stage Solar Assets and Final Stage Solar Assets, all applications, forms and other filings required to be submitted in connection with the procurement of PBI Payments have been properly made in all material respects under applicable law, rules and regulations and the related PBI Obligor has provided a written reservation approval (which may be in the form of electronic mail from the related PBI Obligor) for the payment of PBI Payments.
b.    Except with respect to Substantial Stage Solar Assets and Final Stage Solar Assets, all conditions to the payment of PBI Payments by the related PBI Obligor (including but not limited to the size of the PV Systems, final site visits, provision of data, installation of metering, proof of project completion, production data and execution and delivery of final forms and related agreements (including all applications, forms and other filings and any written reservation approvals, Interconnection Agreements and REC purchase agreements, if required, each, a “Performance Based Incentive Agreement”)) have been satisfied or approved, as applicable, and the PBI Obligor’s payment obligation is an absolute and unconditional obligation of the PBI Obligor that is not, by the terms of the related Performance Based Incentive Agreement, subject to offset for any reason.
c.    Copies of all PBI Documents and the Performance Based Incentive Agreement, if any, for PBI Payments have been delivered to the Verification Agent as of the Original Closing Date (as to the Initial Solar Assets) or the related Transfer Date (as to any Additional Solar Asset).
d.    To the extent the rights to receive PBI Payments and the related Performance Based Incentive Agreement, if any, are not freely assignable without the consent of the related PBI Obligor, or if consent or notice to any Person is required for the grant of a security interest, such consent will have been obtained or notice will have been given as of the Original Closing Date (as to the Initial Solar Assets) or the related Transfer Date (as to any Additional Solar Asset). The PBI Payments are not subject to any law, rule or regulation which would make unlawful the sale, transfer, pledge or assignment of any rights to the PBI Payments within the regulations set forth with respect to such PBI Payments. Immediately prior to the transfer of the rights to the PBI Payments and the related Performance Based Incentive Agreement, if any, to a Financing Fund, the Borrower or SAP, Financing Fund Seller, TEP Resources or the Borrower, as applicable, had full legal and equitable title to such rights, free and clear of all Liens except for Permitted Liens and a Financing Fund or SAP, as applicable, acquired full legal
~~118556040.20~~118095118.53    Schedule I-6
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

and equitable title to such PBI Payments and the related Performance Based Incentive Agreement, free and clear of all Liens, except for Permitted Liens or Permitted Equity Liens. To the extent that notice is required, upon completion of the assignment of a Performance Based Incentive Agreement to a Financing Fund or SAP, as applicable, the Parent or an affiliate thereof delivered notice to the PBI Obligor indicating that such Financing Fund or SAP, as applicable, is the owner of the related PV System and the payee of the PBI Payment.
e.    If a Performance Based Incentive Agreement is required by the laws, rules or regulations governing the obligations of the PBI Obligor to pay the PBI Payments, such Performance Based Incentive Agreement is, or will be, to the best of the knowledge of the Parent, the legal valid and binding payment obligation of the PBI Obligor, enforceable against such PBI Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally, and except as such enforceability may be limited by general principles of equity (whether considered at law or in equity).
f.    The transfer, assignment and pledge of the rights to the PBI Payments is not subject to and will not result in any tax, fee or governmental charge payable by the Borrower to any federal, state or local government, except as paid.
27.    Host Customer. The related Solar Service Agreement was (or in the case of a New Construction Solar Asset (Non-Identified Customer), will be) either originated or acquired by the Parent or SunStreet in the ordinary course of business and, other than with respect to Solar Assets originated by SunStreet prior to May 6, 2021, in accordance with the applicable Underwriting and Reassignment Credit Policy.
28.    Warranties. All Manufacturer Warranties relating to the related PV System are in full force and effect and can be enforced by a Financing Fund, SAP or the Manager (other than with respect to those Manufacturer Warranties that are no longer being honored by the relevant manufacturer with respect to all customers generally, and except as such enforceability may be limited in the future by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally, and except as such enforceability may be limited in the future by general principles of equity (whether considered in a suit at law or in equity).
29.    True Lease. The related Solar Service Agreement in the form of a Lease Agreement is (or in the case of a New Construction Solar Asset (Non-Identified Customer), will be) a “true” lease, as defined in Article 2-A of the UCC.
30.    UCC. The related Solar Service Agreement and rights to PBI Payments constitute (or in the case of a New Construction Solar Asset (Non-Identified Customer), will constitute)
~~118556040.20~~118095118.53    Schedule I-7
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

“general intangibles”, “accounts” or “chattel paper” within the meaning of the applicable UCC. No Solar Service Agreement is, within the meaning of the applicable UCC, evidenced by (a) a record or records of information that is inscribed on a tangible medium or (b) an authoritative tangible copy of record. The PV Systems constitute “Inventory” or “Equipment” within the meaning of the applicable UCC. Upon the filing of all appropriate financing statements in the proper filing offices in the appropriate jurisdictions, the Administrative Agent will have a first priority perfected security interest in and to the Solar Service Agreements, the rights to PBI Payments and the PV Systems, subject to Permitted Liens and in each case related solely to the SAP Solar Assets.
31.    Fixture Filing. If the related PV System is located in California, a NOISEPC has been filed with respect to such PV System pursuant to and in compliance with Cal. Pub. Util. Code §§ 2868-2869. If the related PV System is not located in California, either (i) the Parent utilizes a multiple listing service monitoring platform to monitor potential upcoming changes to the ownership of the real property underlying the PV System or (ii) a precautionary fixture filing on a form UCC-1 has been filed with respect to such PV System in the applicable real property records concerning third-party ownership of the PV System. The terms of the related Solar Service Agreement provide (or in the case of a New Construction Solar Asset (Non-Identified Customer), will provide) that the parties thereto agree that the related PV System is not a fixture.
32.    PV System Location. The related PV System is installed (or in the case of a Substantial Stage Solar Asset, will be installed) in one of the 50 states of the United States, the District of Columbia or an Approved U.S. Territory.
33.    PV System.
a.    The related PV System was installed (or in the case of a Substantial Stage Solar Asset, will be installed) on a Single-Family Residential Property, a multi-family home, clubhouse or apartment building in accordance with the applicable Underwriting and Reassignment Credit Policy;
b.    Except in the case of a New Construction Solar Asset (Non-Identified Customer) or a New Construction Solar Asset which is not installed on a Single-Family Residential Property, one or more of the Host Customers (i) is an individual that is not deceased and is not a governmental entity, a business, a corporation, institution or other legal entity (a “natural person”); provided, that 5.00% of the Aggregate Discounted Solar Asset Balance may relate to Host Customers that are a limited liability company, corporation, trust, partnership or other legal entity if (A) the Parent has determined that the controlling member of the limited liability company, controlling stockholder of the corporation, trustee of the trust, general partner of the partnership or other equivalent controlling person the legal entity is a natural person and (B) the Parent has performed the same underwriting process
~~118556040.20~~118095118.53    Schedule I-8
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

in connection with such natural person as it applies to Host Customers that are natural persons; (ii) voluntarily entered into such Solar Service Agreement and not as a result of fraud or identity theft, and (iii) owns the real property on which the PV System is installed in one of the 50 states of the United States, the District of Columbia or an Approved U.S. Territory; provided, that in the case where the Host Customer is a natural person, the residence may be owned by a limited liability company, corporation, trust, partnership or other legal entity for which the Parent has determined that the Host Customer is the controlling member, controlling stockholder, trustee, general partner or other equivalent controlling person.
c.    No related Host Customer has notified the Parent or any Affiliate thereof of any damage or other casualty affecting the PV system or home and neither the Parent nor any Affiliate thereof is aware of any other event that has occurred, in each case, that would affect the value or performance of the Solar Asset or the PV System. All parts and materials furnished in connection with the initial installation of the related PV System which are material to the solar energy production performance of such PV System, including but not limited to the Solar Photovoltaic Panels and Inverters, are (or in the case of a Substantial Stage Solar Asset, will be) newly manufactured with a manufacturer date no more than 12 months prior to the date the Solar Asset was originated.
34.    Hedged SRECs. With respect to all Solar Assets for which the related Host Customer is a resident of either New Jersey or Massachusetts, the Projected SREC Hedge Ratio determined for the SREC Years 2020, 2021 and 2022 does not exceed [***]%.
35.    Maximum Solar Asset Tenor. The original term to maturity of the Solar Asset does not (or in the case of a New Construction Solar Asset (Non-Identified Customer), will not) exceed 300 months.
36.    Host Customer Solvency: Other than with respect to New Construction Solar Assets (Non-Identified Customer), (i) the Host Customer is not a debtor in a bankruptcy case as of the Original Closing Date (in the case of the Initial Solar Assets) or the related Transfer Date (in the case of Additional Solar Assets), and (ii) the Host Customer has not commenced any litigation or asserted any claim in writing challenging the validity or enforceability of the related Solar Service Agreement.
37.    No Impairment. Neither the Parent nor any of its Affiliates has done anything to impair the rights of the Borrower, the Administrative Agent or the Lenders in the Collateral or payments with respect thereto.
38.    Ownership. A Financing Fund or SAP, as applicable, has full legal and equitable title to (i) the related PV System (or if the related Solar Asset is not yet Placed in Service, will
~~118556040.20~~118095118.53    Schedule I-9
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

have full legal and equitable title immediately upon the completion of installation of such PV System and approval of a commissioning package submitted by the Approved Installer) and (ii) the related Solar Service Agreement upon execution of such agreement, in each case free and clear of all Liens except for Permitted Liens and Permitted Equity Liens.
39.    Final Stage Solar Asset. If such Solar Asset is a Final Stage Solar Asset, such Solar Asset will not be a Final Stage Solar Asset for more than 180 days since the date such Solar Asset first constituted a Final Stage Solar Asset.
40.    Substantial Stage Solar Asset. If such Solar Asset is a Substantial Stage Solar Asset, (i) such Solar Asset will not be a Substantial Stage Solar Asset for more than 150 days since the date such Solar Asset first constituted a Substantial Stage Solar Asset and (ii) with respect to Retrofit Solar Assets, the related Host Customer has not cancelled the installation of the Solar Asset notwithstanding receipt of the related “notice to proceed.”
41.    Puerto Rico Solar Asset. If such Solar Asset is a Puerto Rico Solar Asset, the related PV System relies on one or more Energy Storage Systems and does not rely on the operation of the utility grid in order to operate.
42.    Hedged SREC Payments.
a.    All applications, forms and other filings required to be submitted in connection with the procurement of Hedged SREC Payments have been properly made in all material respects under applicable law, rules and regulations and the related Eligible Hedged SREC Counterparty has provided a written reservation approval (which may be in the form of electronic mail from the related Eligible Hedged SREC Counterparty) for the payment of Hedged SREC Payments.
b.    All conditions to the payment of Hedged SREC Payments by the related Eligible Hedged SREC Counterparty have been satisfied or approved, as applicable, and the Eligible Hedged SREC Counterparty’s payment obligation is an absolute and unconditional obligation of the Eligible Hedged SREC Counterparty that is not, by the terms of the related Hedged SREC Agreement, subject to offset for any reason.
c.    Copies of all Hedged SREC Agreements with respect to Hedged SREC Payments have been delivered to the Verification Agent as of the Original Closing Date (as to the Initial Solar Assets) or the related Transfer Date (as to any Additional Solar Asset).
d.    To the extent that the rights to receive Hedged SREC Payments and the related Hedged SREC Agreement, if any, are not freely assignable without the consent of the Eligible Hedged SREC Counterparty, or if consent of or notice to any Person
~~118556040.20~~118095118.53    Schedule I-10
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

is required for the grant of a security interest, such consent will have been obtained or notice will have been given as of the effective date of the applicable Hedged SREC Agreement. The Hedged SREC Payments are not subject to any law, rule or regulation which would make unlawful the sale, transfer, pledge or assignment of any rights to the Hedged SREC Payments within the regulations set forth with respect to such Hedged SREC Payments.
e.    If a Hedged SREC Agreement is required by the laws, rules or regulations governing the obligations of the Eligible Hedged SREC Counterparty to pay the Hedged SREC Payments, such Hedged SREC Agreement is, to the best of the knowledge of the Parent, the legal valid and binding payment obligation of the Eligible Hedged SREC Counterparty, enforceable against such Eligible Hedged SREC Counterparty in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally, and except as such enforceability may be limited by general principles of equity (whether considered at law or in equity).
f.    The transfer, assignment and pledge of the rights to the Hedged SREC Payments is not subject to and will not result in any tax, fee or governmental charge payable by the Borrower to any federal, state or local government, except as paid.
g.    The related Hedged SREC Agreement was originated by the Borrower.
43.    Delivery of Solar Service Agreement. Except with respect to New Construction Solar Assets (Non-Identified Customer), the related Solar Service Agreement and any amendments or modifications have been converted into an electronic (.pdf) form (an “Electronic Copy”) and delivered to the Verification Agent.  Except with respect to New Construction Solar Assets (Non-Identified Customer), the related original (or “authoritative copy” for purposes of the UCC) of the Solar Service Agreement and any amendments or modifications have been destroyed on or before the Original Closing Date (as to the Initial Solar Assets) or the related Transfer Date (as to any Additional Solar Asset) in compliance with the Parent’s document storage policies or, if not destroyed, no other Person has or could obtain possession or control thereof in a manner that would enable such Person to claim priority over the lien of the Administrative Agent.
44.    Financing Funds/SAP.
a.    Each Tax Equity Financing Document to which any Tax Equity Party is a party is a legal, valid and binding obligation of such Tax Equity Party, enforceable against such Tax Equity Party in accordance with its terms, except as such enforceability may be limited in the future by applicable bankruptcy, reorganization, insolvency,
~~118556040.20~~118095118.53    Schedule I-11
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

moratorium or other laws affecting creditors’ rights generally, and except as such enforceability may be limited in the future by general principles of equity (whether considered in a suit at law or in equity). None of the Tax Equity Financing Documents to which a Tax Equity Party is a party has been amended or modified since the effective date of such Tax Equity Financing Documents other than as set forth on Schedule VIII. No Tax Equity Party is party to any material contract, agreement or other undertaking except the Tax Equity Financing Documents and any other contract, agreement or undertaking previously disclosed in writing to the Administrative Agent.
b.    All Tax Equity Financing Documents are in full force and effect and no material breach, default or event of default has occurred and is continuing thereunder or in connection therewith, except in either case to the extent that such breach, default or event of default could not reasonably be expected to have a Material Adverse Effect or that could have a material adverse effect on the PV Systems owned by a Financing Fund or the PV Systems owned by SAP or on the legality, validity or enforceability of the Tax Equity Financing Documents.
c.    None of the Managing Members, the Financing Funds or SAP has any indebtedness or other obligations or liabilities, direct or contingent other than (i) as permitted under or not prohibited by the Transaction Documents, (ii) contracts and other agreements entered into in the ordinary course of business in connection with the applicable Managing Member’s or Financing Fund’s ownership of Solar Assets, to the extent such contract or other agreement does not impose obligations on such Managing Member or Financing Fund which would reasonably be expected to have an adverse effect on such Managing Member or Financing Fund or such Solar Assets and to the extent such contract or other agreement is not prohibited by the Transaction Documents or the terms of the applicable Tax Equity Financing Documents and (iii) in the case of the Managing Members, the indebtedness of such Managing Member to the applicable Financing Fund evidencing such Managing Member’s obligations to make capital contributions to such Financing Fund in accordance with the applicable Financing Fund LLCA; provided that, with respect to any such indebtedness described in this clause (iii), (A) (1) such indebtedness shall be without duplication of such capital contribution obligations, (2) the principal thereof shall be repaid (or deemed repaid) by such Managing Member concurrently with the funding of such Managing Member’s capital contribution obligations, with the remainder (if any) of such indebtedness being due and payable by the Managing Member on the maturity date of such indebtedness, (3) (x) such Managing Member shall not be in default of any obligation to make payments of interest (if any) on such indebtedness to the related Financing Fund and (y) such indebtedness shall require that any such payments of interest thereon be in amounts that will be distributed back to such Managing Member by such Financing Fund within 20 days of when such
~~118556040.20~~118095118.53    Schedule I-12
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

payments are made to such Financing Fund, (4) such indebtedness shall not impose any tax liability on the Borrower, any Managing Member or any Financing Fund, including, but not limited to any potential Tax Loss and (5) such indebtedness shall not have any provisions providing for acceleration thereof or, except as expressly required under clause (A)(2), otherwise become due and payable prior to its stated maturity date or (B) such indebtedness shall be in form and substance satisfactory to the Administrative Agent. The Managing Members have full legal and equitable title to the Managing Member Interests free and clear of all Liens, other than Permitted Liens and Permitted Equity Liens.
d.    No loan to the Managing Members, the Financing Funds or SAP made or indebtedness incurred prior to the related Original Closing Date remains outstanding.
e.    Each of the Managing Members and SAP is a limited liability company that is disregarded for federal income tax purposes.
f.    None of the Managing Members, the Financing Funds or SAP is in breach or default under or with respect to any material contractual obligation.
g.    None of the Managing Members, the Financing Funds or SAP has conducted any business other than the business contemplated by the Tax Equity Financing Documents.
h.    No event has occurred under the Tax Equity Financing Documents that would allow a Tax Equity Investor or another member to remove, or give notice of removal of, the related Managing Member, nor has a Managing Member given or received notice of an action, claim or threat of removal.
i.    No event or circumstance occurred and is continuing that has resulted or would reasonably be expected result in or trigger any limitation, reduction, suspension or other restriction of the Managing Member Distributions.
j.    There are no actions, suits, proceedings, claims or disputes pending or, to the Borrower’s knowledge, threatened in writing or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against a Financing Fund, SAP or a Managing Member, or against any of their properties or revenues that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or that could have a material adverse effect on the Solar Assets or on the legality, validity or enforceability of any of the Transaction Documents or any of the Tax Equity Financing Documents.
k.    No notice or action challenging the tax structure, tax basis validity, tax characterization or tax-related legal compliance of the Tax Equity Facility or the
~~118556040.20~~118095118.53    Schedule I-13
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

tax benefits associated with the Tax Equity Facility is ongoing or has been resolved in a manner adverse to the Tax Equity Facility or a Managing Member, in each case, that would reasonably be expected to have a material adverse effect on the Tax Equity Facility or a Managing Member.
l.    The only holders of equity interests in the Financing Funds are the Managing Members and Tax Equity Investors and, other than the Purchase Options and the Financing Fund Withdrawal Rights, there are no outstanding obligations of the Managing Members or a Tax Equity Investor to repurchase, redeem, or otherwise acquire any membership or other equity interests in the Managing Members and a Tax Equity Investor, as applicable, or to make payments to any person, such as “phantom stock” payments, where the amount thereof is calculated with reference to the fair market value or equity value of the Managing Members and a Tax Equity Investor, as applicable. The class or classes of membership interests that a Financing Fund is authorized to issue and has issued are expressly set forth in its Financing Fund LLCA.
m.    Each of the Financing Funds and SAP has filed, or has caused to be filed with the appropriate tax authority, all federal, state and local tax returns that it is required to file and has paid or has caused to be paid all taxes it is required to pay to the extent due; provided, however, that each of the Financing Funds and SAP may contest in good faith any such taxes and, in such event, may permit the taxes so contested to remain unpaid during any period, including appeals, when the Financing Funds and SAP, as applicable, are in good faith contesting the same, so long as such contest is pursued in accordance with the requirements of each applicable Tax Equity Financing Document. There is no action, suit, proceeding, investigation, audit or claim now pending by a taxing authority regarding any taxes relating to the Financing Funds or SAP that could, if made, individually or in the aggregate have a Material Adverse Effect.
n.    The Borrower has delivered to the Administrative Agent the most recent financial statements (including the notes thereto) prepared in respect of the Financing Funds and SAP pursuant to the requirements of the Tax Equity Financing Documents, and such financial statements (if any) (a) fairly present in all material respects the financial condition of the Financing Funds and SAP, as applicable, as of the date thereof and (b) have been prepared in accordance with the requirements of Tax Equity Financing Documents. Such financial statements and notes thereto disclose all direct or contingent material liabilities of the Financing Funds and SAP as of the dates thereof, including liabilities for taxes, material commitments and debt.
~~118556040.20~~118095118.53    Schedule I-14
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

o.    The Financing Funds or SAP, as applicable, is (or in the case of a New Construction Solar Asset (Non-Identified Customer), will be) party to each Solar Service Agreement in respect of each PV System owned by it.
45.    Takeout Transaction Failure. No Takeout Transaction Failure has occurred with respect to the related Financing Fund.
46.    Ancillary PV System Components. If such Solar Asset is not a New Construction Solar Asset (Non-Identified Customer) and the related PV System contains Ancillary PV System Components:
a.    the Sunnova Tracking System specifically identifies the portion of the amounts payable under the related Solar Service Agreement that relate to such Ancillary PV System Components and the amounts payable that relate to the PV System (without inclusion of such Ancillary PV System Components) and any related Energy Storage System;
b.    the related Solar Service Agreement does not provide that such Ancillary PV System Components will be replaced by the Parent or any affiliate thereof;
c.    there is no obligation under the related Solar Service Agreement or other document that requires the Parent or any Affiliate thereof to provide (either directly or indirectly) any operations or maintenance services with respect to such Ancillary PV System Components, except for generators (if any);
d.    to the extent such Ancillary PV System Components include a generator (i) the owner of the related Solar Asset shall have executed an operations and maintenance agreement with an affiliate of the Parent in form and substance satisfactory to the Administrative Agent, which operations and maintenance agreement provides for operation and maintenance services for generators, (ii) the Administrative Agent shall have received satisfactory due diligence from an independent engineer supporting the expected operation and maintenance costs associated with generators included in Ancillary PV System Components and (iii) the Administrative Agent shall have provided its consent to such inclusion;
e.    none of the Borrower or any of its affiliates provide any warranties in respect of such Ancillary PV System Components; and
f.    the procurement cost attributable to such Ancillary PV System Components does not exceed [***]% of the Total Equipment Cost of the related Solar Asset.
47.    New Construction Solar Assets. If such Solar Asset is a New Construction Solar Asset:
~~118556040.20~~118095118.53    Schedule I-15
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

a.    with respect to a New Construction Solar Asset (Non-Identified Customer), the agreement with the related Homebuilder and guarantor thereof (if any) is (i) a legal, valid and binding obligation of the parties thereto, and (ii) in full force and effect in accordance with its respective terms, except as may be limited in the future by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally, and except as such enforceability may be limited in the future by general principles of equity (whether considered in a suit at law or in equity); and
b.    such New Construction Solar Asset may only be owned by SAP if it has been Placed in Service.
48.    Special Representations. Any eligibility representations with respect to a Financing Fund set forth in Column H of Schedule XII.
49.    ITC Percentage. With respect to a Financing Funding, no model affecting Managing Member Distributions delivered to (and agreed to in writing by) the related Tax Equity Investor pursuant to the applicable Financing Fund LLCA or ITC Buyer pursuant to a related ITC Transfer Agreement shall reflect Tax Credits with respect to any Solar Asset owned by such Financing Fund in an amount greater than [***]% unless (i) such increase in the Tax Credits is a result of an adder for an Approved Bonus Credit and (ii) such Financing Fund is covered by a Tax Loss Insurance Policy which provides sufficient coverage for such increased Tax Credits (as determined by a single counsel to the Administrative Agent and the Lenders) of the Project Purchase Price of such Solar Asset.
~~118556040.20~~118095118.53    Schedule I-16
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule II

The Collection Account, the Supplemental Reserve Account, the Liquidity Reserve Account, the SAP Lockbox Account, the WIP Reserve Account, the SAP Revenue Account, the Takeout Transaction Account and the Borrower’s Account

Collection Account
Bank Name:         [***]
ABA No.:         [***]
Account No.:        [***]
Account Name:    [***]
FFC:            [***]

Supplemental Reserve Account
Bank Name:         [***]
ABA No.:         [***]
Account No.:        [***]
Account Name:    [***]
FFC:             [***]

Liquidity Reserve Account
Bank Name:         [***]
ABA No.:         [***]
Acct:            [***]
Account Name:    [***]
FFC:             [***]

WIP Reserve Account
Bank Name:         [***]
ABA No.:         [***]
Acct:            [***]
Account Name:    [***]
FFC:             [***]

SAP Lockbox Account
Bank Name:         [***]
ABA No.:         [***]
Account No.:        [***]
Account Name:     [***]
~~118556040.20~~118095118.53    Schedule II-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

FFC:             [***]

SAP Revenue Account
Bank Name:         [***]
ABA No.:         [***]
Account No.:        [***]
Account Name:     [***]
FFC:             [***]

Takeout Transaction Account
Bank Name:         [***]
ABA No.:         [***]
Account No.:        [***]
Account Name:     [***]
FFC:             [***]

Borrower’s Account
Bank Name:         [***]
ABA No.:         [***]
Account No.:         [***]
Account Name:     [***]
Reference:         [***]

~~118556040.20~~118095118.53    Schedule II-2
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule III

[Reserved]

~~118556040.20~~118095118.53    Schedule III-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule IV

Scheduled Hedged SREC Payments
[On file with the Administrative Agent]

~~118556040.20~~118095118.53    Schedule IV-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule V

Scheduled Host Customer Payments
[On file with the Administrative Agent]
~~118556040.20~~118095118.53    Schedule V-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule VI

Scheduled PBI Payments
[On file with the Administrative Agent]
~~118556040.20~~118095118.53    Schedule VI-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule VII

Scheduled Managing Member Distributions
[On file with the Administrative Agent]
~~118556040.20~~118095118.53    Schedule VII-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule VIII

Tax Equity Definitions
(as of the Amendment No. 3 Effective Date)
Financing Funds
1.    Sunnova TEP 7-~~D~~F, LLC, a Delaware limited liability company (“TEP 7-~~D~~F”)
2.    Sunnova TEP ~~7~~8-~~F~~A, LLC, a Delaware limited liability company (“TEP ~~7~~8-~~F~~A”)
3.    Sunnova TEP 8-~~A~~B, LLC, a Delaware limited liability company (“TEP 8-~~A~~B”)
4.    Sunnova TEP 8-~~B~~C, LLC, a Delaware limited liability company (“TEP 8-~~B~~C”)
5.    Sunnova TEP 8-~~C~~D, LLC, a Delaware limited liability company (“TEP 8-~~C’~~D”)
6.    Sunnova TEP 8-~~D~~E, LLC, a Delaware limited liability company (“TEP 8-~~D~~E”)
7.    Sunnova TEP 8-~~E~~F, LLC, a Delaware limited liability company (“TEP 8-~~E~~F”)
8.    Sunnova TEP 8-~~F~~G, LLC, a Delaware limited liability company (“TEP 8-~~F~~G”)
~~9.    Sunnova TEP 8-G, LLC, a Delaware limited liability company (“TEP 8-G”)~~

Financing Fund LLCAs
~~1.    With respect to TEP 7-D, the Amended and Restated Limited Liability Company Agreement, dated as of December 19, 2022, entered into between the applicable Managing Member and the applicable Tax Equity Investor, as amended by that certain First Amendment to Amended and Restated Limited Liability Company Agreement of Sunnova TEP 7-D, LLC, dated as of June 2, 2023, and that certain Second Amendment to Amended and Restated Limited Liability Company Agreement of Sunnova TEP 7-D, LLC, dated as of September 25, 2024 (the “TEP 7-D LLCA”)~~
~~2~~1.    With respect to TEP 7-F, the Amended and Restated Limited Liability Company Agreement, dated as of September 29, 2023, entered into between the applicable Managing Member and the applicable Tax Equity Investor, as amended by that certain First Amendment to the TEP 7-F Amended and Restated Limited Liability Company Agreement, dated as of February 23, 2024 (the “TEP 7-F LLCA”)
~~3~~2.    With respect to TEP 8-A, the Amended and Restated Limited Liability Company Agreement, dated as of December 1, 2023, entered into between the applicable Managing Member and the applicable Tax Equity Investor (the “TEP 8-A LLCA”)
~~4~~3.    With respect to TEP 8-B, the Amended and Restated Limited Liability Company Agreement, dated as of December 7, 2023, entered into between the applicable Managing Member and the applicable Tax Equity Investor, as amended by that certain First Amendment to the TEP 8-B Amended and Restated Limited Liability Company Agreement, dated as of March 12, 2024 (the “TEP 8-B LLCA”)
~~5~~4.    With respect to TEP 8-C, the Amended and Restated Limited Liability Company Agreement, dated as of December 29, 2023, entered into between the applicable Managing Member and the applicable Tax Equity Investor (the “TEP 8-C LLCA”)
~~118556040.20~~118095118.53    Schedule VIII-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

~~6~~5.    With respect to TEP 8-D, the Amended and Restated Limited Liability Company Agreement, dated as of February 7, 2024, entered into between the applicable Managing Member and the applicable Tax Equity Investor (the “TEP 8-D LLCA”)
~~7~~6.    With respect to TEP 8-E, the Amended and Restated Limited Liability Company Agreement, dated as of May 14, 2024, entered into between the applicable Managing Member and the applicable Tax Equity Investor (the “TEP 8-E LLCA”)
~~8~~7.    With respect to TEP 8-F, the Amended and Restated Limited Liability Company Agreement, dated as of August 27, 2024, entered into between the applicable Managing Member and the applicable Tax Equity Investor (the “TEP 8-F LLCA”)
~~9~~8.    With respect to TEP 8-G, the Amended and Restated Limited Liability Company Agreement, dated as of October 7, 2024, entered into between the applicable Managing Member and the applicable Tax Equity Investor (the “TEP 8-G LLCA”)

Management Agreements
~~1.    Management Agreement, dated as of December 19, 2022, by and between the Manager and TEP 7-D (“TEP 7-D Management Agreement”)~~
~~2~~1.    Management Agreement, dated as of September 29, 2023, by and between the Manager and TEP 7-F (“TEP 7-F Management Agreement”)
~~3~~2.    Management Agreement, dated as of December 1, 2023, by and between the Manager and TEP 8-A (“TEP 8-A Management Agreement”)
~~4~~3.    Management Agreement, dated as of December 7, 2023, by and between the Manager and TEP 8-B (“TEP 8-B Management Agreement”)
~~5~~4.    Management Agreement, dated as of December 29, 2023, by and between the Manager and TEP 8-C (“TEP 8-C Management Agreement”)
~~6~~5.    Management Agreement, dated as of February 7, 2024, by and between the Manager and TEP 8-D (“TEP 8-D Management Agreement”)
~~7~~6.    Management Agreement, dated as of May 14, 2024, by and between the Manager and TEP 8-E (“TEP 8-E Management Agreement”)
~~8~~7.    Management Agreement, dated as of August 27, 2024, by and between the Manager and TEP 8-F (“TEP 8-F Management Agreement”)
~~9~~8.    Management Agreement, dated as of October 7, 2024, by and between the Manager and TEP 8-G (“TEP 8-G Management Agreement”)

Managers
1.    Sunnova TE Management, LLC, a Delaware limited liability company

~~118556040.20~~118095118.53    Schedule VIII-2
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Managing Members
1.    Sunnova TEP 7-~~D~~F Manager, LLC, a Delaware limited liability company
2.    Sunnova TEP ~~7~~8-~~F~~A Manager, LLC, a Delaware limited liability company
3.    Sunnova TEP 8-~~A~~B Manager, LLC, a Delaware limited liability company
4.    Sunnova TEP 8-~~B~~C Manager, LLC, a Delaware limited liability company
5.    Sunnova TEP 8-~~C~~D Manager, LLC, a Delaware limited liability company
6.    Sunnova TEP 8-~~D~~E Manager, LLC, a Delaware limited liability company
7.    Sunnova TEP 8-~~E~~F Manager, LLC, a Delaware limited liability company
8.    Sunnova TEP 8-~~F~~G Manager, LLC, a Delaware limited liability company
~~9.    Sunnova TEP 8-G Manager, LLC, a Delaware limited liability company~~
Managing Member Interests
~~1.    The Class B Interest in TEP 7-D~~
~~2.    To the extent the TEP 7-D Purchase Option is exercised, the Class A Interest in TEP 7-D~~
~~3.    The Class B Interest in TEP 7-F~~
~~4~~1.    To the extent the TEP 7-F Purchase Option is exercised or TEP 7-F Withdrawal Right is exercised, the Class A Interest in TEP 7-F
~~5~~2.    The Class B Interest in TEP 8-A
~~6~~3.    To the extent the TEP 8-A Purchase Option is exercised, the Class A Interest in TEP 8-A
~~7~~4.    The Class B Interest in TEP 8-B
~~8~~5.    To the extent the TEP 8-B Purchase Option is exercised, the Class A Interest in TEP 8-B
~~9~~6.    The Class B Interest in TEP 8-C
~~10~~7.    To the extent the TEP 8-C Purchase Option is exercised, the Class A Interest in TEP 8-C
~~11~~8.    The Class B Interest in TEP 8-D
~~12~~9.    To the extent the TEP 8-D Purchase Option is exercised, the Class A Interest in TEP 8-D
~~13~~10.    The Class B Interest in TEP 8-E
~~14~~11.    To the extent the TEP 8-E Purchase Option is exercised, the Class A Interest in TEP 8-E
~~15~~12.    The Class B Interest in TEP 8-F
~~16~~13.    To the extent the TEP 8-F Purchase Option is exercised or TEP 8-F Withdrawal Right is exercised, the Class A Interest in TEP 8-F
~~17~~14.    The Class B Interest in TEP 8-G
~~18~~15.    To the extent the TEP 8-G Purchase Option is exercised or TEP 8-G Withdrawal Right is exercised, the Class A Interest in TEP 8-G

Master Purchase Agreements
~~1.    Master Purchase Agreement, dated as of December 19, 2022, by and between Sunnova TEP Developer, LLC and TEP 7-D, as amended by that certain First Amendment to Master Purchase Agreement, dated as of June 2, 2023 (“TEP 7-D MPA”)~~
~~2~~1.    Development and Purchase Agreement, dated as of September 29, 2023, by and between Sunnova TEP Developer, LLC and TEP 7-F, as amended by that certain First Amendment to the TEP 7-F Development and Purchase Agreement, dated as of February 23, 2024 (“TEP 7-F DPA”)
~~118556040.20~~118095118.53    Schedule VIII-3
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

~~3~~2.    Development and Purchase Agreement, dated as of December 1, 2023, by and between Sunnova TEP Developer, LLC and TEP 8-A (“TEP 8-A DPA”)
~~4~~3.    Master Purchase Agreement, dated as of December 7, 2023, by and between Sunnova TEP Developer, LLC and TEP 8-B, as amended by that certain First Amendment to the TEP 8-B Master Purchase Agreement, dated as of March 12, 2024 (“TEP 8-B MPA”)
~~5~~4.    Development and Purchase Agreement, dated as of December 29, 2023, by and between Sunnova TEP Developer, LLC and TEP 8-C (“TEP 8-C DPA”)
~~6~~5.    Master Development, Purchase and Sale Agreement, dated as of February 7, 2024, by and between Sunnova TEP Developer, LLC and TEP 8-D (“TEP 8-D MDPSA”)
~~7~~6.    Master Purchase Agreement, dated as of May 14, 2024, by and between Sunnova TEP Developer, LLC and TEP 8-E (“TEP 8-E MPA”)
~~8~~7.    Development and Purchase Agreement, dated as of August 27, 2024, by and between Sunnova TEP Developer, LLC and TEP 8-F (“TEP 8-F DPA”)
~~9~~8.    Development and Purchase Agreement, dated as of October 7, 2024, by and between Sunnova TEP Developer, LLC and TEP 8-G (“TEP 8-G DPA”)

Purchase Options
1.    “TEP 7-~~D~~F Purchase Option” means the right of the applicable Managing Member or its designated Affiliate to purchase the related Tax Equity Investor’s interest in TEP 7-~~D~~F
~~2.    “TEP 7-F Purchase Option” means the right of the applicable Managing Member or its designated Affiliate to purchase the related Tax Equity Investor’s interest in TEP 7-F~~
~~3~~2.    “TEP 8-A Purchase Option” means the right of the applicable Managing Member or its designated Affiliate to purchase the related Tax Equity Investor’s interest in TEP 8-A
~~4~~3.    “TEP 8-B Purchase Option” means the right of the applicable Managing Member or its designated Affiliate to purchase the related Tax Equity Investor’s interest in TEP 8-B
~~5~~4.    “TEP 8-C Purchase Option” means the right of the applicable Managing Member or its designated Affiliate to purchase the related Tax Equity Investor’s interest in TEP 8-C
~~6~~5.    “TEP 8-D Purchase Option” means the right of the applicable Managing Member or its designated Affiliate to purchase the related Tax Equity Investor’s interest in TEP 8-D
~~7~~6.    “TEP 8-E Purchase Option” means the right of the applicable Managing Member or its designated Affiliate to purchase the related Tax Equity Investor’s interest in TEP 8-E
~~8~~7.    “TEP 8-F Purchase Option” means the right of the applicable Managing Member or its designated Affiliate to purchase the related Tax Equity Investor’s interest in TEP 8-F
~~9~~8.    “TEP 8-G Purchase Option” means the right of the applicable Managing Member or its designated Affiliate to purchase the related Tax Equity Investor’s interest in TEP 8-G

Withdrawal Rights
1.    “TEP 7-F Withdrawal Right” means the right of the applicable Tax Equity Investor to resign as a member of TEP 7-F and receive the Withdrawal Amount (as defined in the TEP 7-F LLCA) in satisfaction of its Class A Interest, pursuant to the TEP 7-F LLCA
~~118556040.20~~118095118.53    Schedule VIII-4
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

2.    “TEP 8-C Withdrawal Right” means the right of the applicable Tax Equity Investor to resign as a member of TEP 8-C and receive the Withdrawal Amount (as defined in the TEP 8-C LLCA) in satisfaction of its Class A Interest, pursuant to the TEP 8-C LLCA
3.    “TEP 8-D Withdrawal Right” means the right of the applicable Tax Equity Investor to resign as a member of TEP 8-D and receive the Withdrawal Amount (as defined in the TEP 8-D LLCA) in satisfaction of its Class A Interest, pursuant to the TEP 8-D LLCA
4.    “TEP 8-F Withdrawal Right” means the right of the applicable Tax Equity Investor to resign as a member of TEP 8-F and receive the Withdrawal Amount (as defined in the TEP 8-F LLCA) in satisfaction of its Class A Interest, pursuant to the TEP 8-F LLCA
5.    “TEP 8-G Withdrawal Right” means the right of the applicable Tax Equity Investor to resign as a member of TEP 8-G and receive the Withdrawal Amount (as defined in the TEP 8-G LLCA) in satisfaction of its Class A Interest, pursuant to the TEP 8-G LLCA

Servicing Agreements
~~1.    Servicing Agreement, dated as of December 19, 2022, by and among the Manager, TEP 7-D and GreatAmerica Portfolio Services Group LLC, as amended by that certain First Amendment to Servicing Agreement, dated as of June 2, 2023 (“TEP 7-D Servicing Agreement”)~~
~~2~~1.    Servicing Agreement, dated as of September 29, 2023, by and among the Manager, TEP 7-F and GreatAmerica Portfolio Services Group LLC (“TEP 7-F Servicing Agreement”)
~~3~~2.    Servicing Agreement, dated as of December 1, 2023, by and among the Manager, TEP 8-A and GreatAmerica Portfolio Services Group LLC (“TEP 8-A Servicing Agreement”)
~~4~~3.    Servicing Agreement, dated as of December 7, 2023, by and among the Manager, TEP 8-B and GreatAmerica Portfolio Services Group LLC (“TEP 8-B Servicing Agreement”)
~~5~~4.    Servicing Agreement, dated as of December 29, 2023, by and among the Manager, TEP 8-C and GreatAmerica Portfolio Services Group LLC (“TEP 8-C Servicing Agreement”)
~~6~~5.    Servicing Agreement, dated as of February 7, 2024, by and among the Manager, TEP 8-D and GreatAmerica Portfolio Services Group LLC (“TEP 8-D Servicing Agreement”)
~~7~~6.    Servicing Agreement, dated as of May 14, 2024, by and among the Manager, TEP 8-E and Wilmington Trust, National Association (“TEP 8-E Servicing Agreement”)
~~8~~7.    Servicing Agreement, dated as of August 27, 2024, by and among the Manager, TEP 8-F and Concord Servicing LLC (“TEP 8-F Servicing Agreement”)
~~9~~8.    Servicing Agreement, dated as of October 7, 2024, by and among the Manager, TEP 8-G and Concord Servicing LLC (“TEP 8-G Servicing Agreement”)

ITC Transfer Agreements
1.     [***]
2. [***]
3. [***]
4. [***]
5. [***]
6. [***]
~~118556040.20~~118095118.53    Schedule VIII-5
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

7. [***]

Tax Equity Financing Documents
~~TEP 7-D~~
~~1.    Guaranty, dated as of December 19, 2022, by Parent for the benefit of the applicable Tax Equity Investor~~
~~2.    TEP 7-D Management Agreement~~
~~3.    TEP 7-D Servicing Agreement~~
~~4.    TEP 7-D MPA~~
~~5.    TEP 7-D LLCA~~
~~6.    Blocked Account Control Agreement, dated as of December 19, 2022, by and among TEP 7-D, the applicable Tax Equity Investor, and JPMorgan Chase Bank, N.A., a national banking association~~
TEP 7-F
1.    Guaranty, dated as of September 29, 2023, by Parent for the benefit of the applicable Tax Equity Investor
2.    TEP 7-F Management Agreement
3.    TEP 7-F Servicing Agreement
4.    TEP 7-F DPA
5.    TEP 7-F LLCA
6.    TEP 7-F ITC Transfer Agreements

TEP 8-A
1.    Guaranty, dated as of December 1, 2023, by Parent for the benefit of the applicable Tax Equity Investor
2.    TEP 8-A Management Agreement
3.    TEP 8-A Servicing Agreement
4.    TEP 8-A DPA
5.    TEP 8-A LLCA
TEP 8-B
1.    Guaranty, dated as of December 7, 2023, by Parent for the benefit of the applicable Tax Equity Investor
2.    TEP 8-B Management Agreement
3.    TEP 8-B Servicing Agreement
4.    TEP 8-B MPA
5.    TEP 8-B LLCA
6.    Consent and Agreement, dated as of December 7, 2023, among Borrower, Managing Member, the applicable Tax Equity Investor, and the Administrative Agent
~~118556040.20~~118095118.53    Schedule VIII-6
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

7.    TEP 8-B ITC Transfer Agreement

TEP 8-C
1.    Guaranty, dated as of December 29, 2023, by Parent for the benefit of the applicable Tax Equity Investor
2.    TEP 8-C Management Agreement
3.    TEP 8-C Servicing Agreement
4.    TEP 8-C DPA
5.    TEP 8-C LLCA
6.    Blocked Account Control Agreement, dated as of December 29, 2023, by and among TEP 8-C, the applicable Tax Equity Investor, and JPMorgan Chase Bank, N.A., a national banking association

TEP 8-D
1.    Guaranty, dated as of February 7, 2024, by Parent for the benefit of the applicable Tax Equity Investor
2.    TEP 8-D Management Agreement
3.    TEP 8-D Servicing Agreement
4.    TEP 8-D MDPSA
5.    TEP 8-D LLCA
6.    TEP 8-D ITC Transfer Agreement
TEP 8-E
1.    Guaranty, dated as of May 14, 2024, by Parent for the benefit of the applicable Tax Equity Investor
2.    TEP 8-E Management Agreement
3.    TEP 8-E Servicing Agreement
4.    TEP 8-E MPA
5.    TEP 8-E LLCA
6.    Blocked Account Control Agreement, dated as of May 14, 2024, by and among TEP 8-E, the applicable Tax Equity Investor, and JPMorgan Chase Bank, N.A., a national banking association

TEP 8-F
1.    Guaranty, dated as of August 27, 2024, by Parent for the benefit of the applicable Tax Equity Investor
2.    TEP 8-F Management Agreement
3.    TEP 8-F Servicing Agreement
4.    TEP 8-F DPA
5.    TEP 8-F LLCA
~~118556040.20~~118095118.53    Schedule VIII-7
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

6.    TEP 8-F ITC Transfer Agreements
7.    Blocked Account Control Agreement, dated as of August 27, 2024 by and among TEP 8-F, the applicable Tax Equity Investor, and JPMorgan Chase Bank, N.A., a national banking association

TEP 8-G
1.    Guaranty, dated as of October 7, 2024, by Parent for the benefit of the applicable Tax Equity Investor
2.    TEP 8-G Management Agreement
3.    TEP 8-G Servicing Agreement
4.    TEP 8-G DPA
5.    TEP 8-G LLCA
6.    TEP 8-G ITC Transfer Agreement
7.    Blocked Account Control Agreement, dated as of October 7, 2024, by and among TEP 8-G, the applicable Tax Equity Investor, and JPMorgan Chase Bank, N.A., a national banking association

Tax Equity Investors
~~1.    With respect to TEP 7-D, [***]~~
~~2~~1.    With respect to TEP 7-F, [***]
~~3~~2.    With respect to TEP 8-A, [***]
~~4~~3.    With respect to TEP 8-B, [***]
~~5~~4.    With respect to TEP 8-C, [***]
~~6~~5.    With respect to TEP 8-D, [***]
~~7~~6.    With respect to TEP 8-E, [***]
~~8~~7.    With respect to TEP 8-F, [***]
~~9~~8.    With respect to TEP 8-G, [***]

Contribution Agreements
~~1.    With respect to TEP 7-D, Contribution and Assignment Agreement, dated as of December 19, 2022, by and among Parent, TEP Inventory and Financing Fund Seller~~
~~2~~1.    With respect to TEP 7-F, Transfer Agreement, dated as of September 29, 2023, by and between Parent and Financing Fund Seller
~~3~~2.    With respect to TEP 8-A, (a) Sunnova-Seller Transfer Instrument, dated as of December 1, 2023, by and between Parent and Financing Fund Seller, and (b) SunStreet-Seller Transfer Instrument, dated as of December 1, 2023, by and among SunStreet, SunStreet TEP Inventory, LLC, a Delaware limited liability company, Parent and Financing Fund Seller
~~4~~3.    With respect to TEP 8-B, Transfer Agreement, dated as of December 7, 2023, by and between Parent and Financing Fund Seller
~~118556040.20~~118095118.53    Schedule VIII-8
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

~~5~~4.    With respect to TEP 8-C, Transfer Agreement, dated as of December 29, 2023, by and between Parent and Financing Fund Seller
~~6~~5.    With respect to TEP 8-D, Transfer Agreement, dated as of February 7, 2024, by and between Parent and Financing Fund Seller
~~7~~6.    With respect to TEP 8-E, Contribution and Assignment Agreement, dated as of May 14, 2024, by and between Parent and Financing Fund Seller
~~8~~7.    With respect to TEP 8-F, Transfer Agreement, dated as of August 27, 2024, by and between Parent and Financing Fund Seller
~~9~~8.    With respect to TEP 8-G, Transfer Agreement, dated as of October 7, 2024, by and between Parent and Financing Fund Seller

Major Actions
1.    Any actions to be taken pursuant to Section 6.03 of the TEP 7-~~D~~F LLCA
2.    Any actions to be taken pursuant to Section 6.03 of the TEP ~~7~~8-~~F~~A LLCA
3.    Any actions to be taken pursuant to Section 6.03 of the TEP 8-~~A~~B LLCA
4.    Any actions to be taken pursuant to Section 6.03 of the TEP 8-~~B~~C LLCA
~~5.    Any actions to be taken pursuant to Section 6.03 of the TEP 8-C LLCA~~
~~6~~5.    Any actions to be taken pursuant to Section 6.2(b) of the TEP 8-D LLCA
~~7~~6.    Any actions to be taken pursuant to Section 6.03 of the TEP 8-E LLCA
~~8~~7.    Any actions to be taken pursuant to Section 6.03 of the TEP 8-F LLCA
~~9~~8.    Any actions to be taken pursuant to Section 6.03 of the TEP 8-G LLCA

~~118556040.20~~118095118.53    Schedule VIII-9
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule IX

SAP Financing Documents
1.    Management Agreement, dated as of September 6, 2019, by and between Manager and SAP, as may be amended, restated, supplemented or otherwise modified from time to time.
2.    Servicing Agreement, dated as of ~~September 6, 2019~~the Amendment No. 3 Effective Date, by and among ~~GreatAmerica Portfolio Services Group~~Concord Servicing LLC, Manager and SAP~~, as amended by that First Amendment to Servicing Agreement, dated as of May 6, 2021~~, as may be further amended, restated, supplemented or otherwise modified from time to time.
3.    Deposit Account Control Agreement, dated as of January 19, 2021, by and among Texas Capital Bank, N.A., SAP and the Administrative Agent.

~~118556040.20~~118095118.53    Schedule IX-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule X

SAP NTP Financing Documents

1.    Second Amended and Restated Master Distribution Agreement, dated as of November 3, 2023, by and among SAP, Borrower, TEP Resources and SAP Seller.
2.    TEP OpCo Contribution Agreement.
3.    Amended and Restated Returned Project Distribution Agreement, dated as of November 3, 2023, by and between SAP Seller and Financing Fund Seller.

~~118556040.20~~118095118.53    Schedule X-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule XI

[Reserved]

~~118556040.20~~118095118.53    Schedule XI-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule XII

Special Financing Fund Provisions
(as of the Amendment No. 3 Effective Date)

	Column A	Column B	Column C	Column D	Column E	Column F	Column G	Column H	Column I	Column J
Financing Fund	Solar Assets that are not Puerto Rico Solar Assets or Substantial Stage Solar Assets	Puerto Rico Solar Assets that are not Substantial Stage Solar Assets	Substantial Stage Solar Assets	Class A Borrowing Base Multiplier	Class B Borrowing Base Multiplier	Included in calculation of SRECs available for delivery in “Projected SREC Hedge Ratio”	Takeout Transaction Failure	Special Eligibility Representations	Financing Fund Withdrawal Amount Deposit (as of the acquisition of the Managing Member of applicable Financing Fund)	Financing Fund Withdrawal Amount Deposit Date
SAP	[***]%	[***]%	[***]%	[***]	[***]	Yes	N/A	N/A	N/A	N/A
TEP 7-~~D~~F	[***]%	[***]%	[***]%	[***]	[***]	Yes	N/A	N/A	~~N/A~~$[***]	~~N/A~~January 2025 Payment Date
~~TEP 7-F~~									~~$[***]~~	~~January 2025 Payment Date~~
TEP 8-A	[***]%	[***]%	[***]%	[***]	[***]	Yes	N/A	N/A	N/A	N/A
TEP 8-B	[***]%	[***]%	[***]%	[***]	[***]	Yes	N/A	N/A	N/A	N/A
TEP 8-C	[***]%	[***]%	[***]%	[***]	[***]	Yes	N/A	N/A	$[***]	January 2025 Payment Date
TEP 8-D	[***]%	[***]%	[***]%	[***]	[***]	Yes	N/A	N/A	$[***]	January 2025 Payment Date
TEP 8-E	[***]%	[***]%	[***]%	[***]	[***]	Yes	N/A	N/A	N/A	N/A
TEP 8-F	[***]%	[***]%	[***]%	[***]	[***]	Yes	N/A	N/A	$[***]	January 2025 Payment Date
TEP 8-G	[***]%	[***]%	[***]%	[***]	[***]	Yes	N/A	N/A	$[***]	January 2025 Payment Date

~~118556040.20~~118095118.53    Schedule XII-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.

Schedule XIII
Approved Tax Equity Partners
(as of the Amendment No. 3 Effective Date)

[***]
~~118556040.20~~118095118.53    Schedule XIII-1
[***] = Certain information has been excluded from this exhibit because it is both not material and would likely cause harm to the company if publicly disclosed.